File No. 333-234030

811-23477

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.   [ ]

 Post-Effective Amendment No. 55  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 57  [X]

(Check appropriate box or boxes.)

BNY Mellon ETF Trust

(Exact Name of Registrant as Specified in Charter)

240 Greenwich Street, New York, New York 10286

(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, including Area Code: (212) 922-6400

Deirdre Cunnane, Esq.

240 Greenwich Street

New York, New York 10286

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

 __ immediately upon filing pursuant to paragraph (b)

 X on February 28, 2025 pursuant to paragraph (b)

 __ ___ days after filing pursuant to paragraph (a)(1)

 __ on (date) pursuant to paragraph (a)(1)

 __ ___ days after filing pursuant to paragraph (a)(2)

 __ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The following post-effective amendment to the Registrant's Registration Statement on Form N-1A only affects the Registration Statement of the series listed below:

BNY Mellon Concentrated International ETF
BNY Mellon Core Bond ETF
BNY Mellon Emerging Markets Equity ETF
BNY Mellon Global Infrastructure Income ETF
BNY Mellon High Yield ETF
BNY Mellon International Equity ETF
BNY Mellon US Small Cap Core Equity ETF
BNY Mellon US Large Cap Core Equity ETF
BNY Mellon US Mid Cap Core Equity ETF

BNY Mellon ETF Trust

Prospectus | February 28, 2025

BNY Mellon Concentrated International ETF
Ticker: BKCI

Principal U.S. Listing Exchange: NYSE Arca, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

BNY Mellon Concentrated International ETF	1
Fund Details

Goal and Approach	7
Investment Risks	9
Management	14
Distributor and Distribution and Service Plan	15
Additional Information

Additional Purchase and Sale Information	16
Portfolio Holdings Disclosure	17
Distributions	17
Additional Tax Information	17
General Information	20
Financial Highlights

Financial Highlights	21
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees†	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.75%
Expense waivers/reimbursements^	(0.10)%
Total annual fund operating expenses (after expense waivers/reimbursements)	0.65%

* The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser, will pay substantially all expenses for the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expense, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

† Restated to reflect current management fees.

^ The Adviser has contractually agreed, until at least March 1, 2026, to assume the direct expenses of the fund so that the fund's total annual operating expenses (including acquired fund fees and expenses (if any)) (excluding payments under the fund's 12b-1 plan (if any), interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business) do not exceed 0.65% of the fund's average daily net assets. Prior to March 1, 2026, this expense limitation agreement may only be terminated by the fund's board. On or after March 1, 2026, the Adviser may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example reflects the fund's contractual expense waiver and/or reimbursement only for the term of the contractual expense waiver and/or reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$230	$407	$921

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. For the fiscal year ended October 31, 2024, the fund's portfolio turnover rate was 7.83% of the average value of its portfolio.

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Principal Investment Strategy

To pursue its goal, the fund normally invests primarily in equity securities of foreign companies located in developed markets, excluding the United States. The fund considers "developed markets" to be countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index and Canada. "Foreign companies" are companies: (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a majority of their revenue or profits from businesses, investments or sales, outside the United States. The fund ordinarily invests in at least three countries and is not geographically limited in its investment selection. The fund invests principally in common stocks, including common stocks listed on foreign exchanges.

The fund may invest in equity securities of companies of any market capitalization. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in equity securities of companies in certain sectors or located in particular regions or countries. As of December 31, 2024, the fund invests a significant portion of its assets in equity securities of companies in the healthcare, consumer discretionary, information technology, and industrials sectors. In addition, as of December 31, 2024, the fund has significant exposure to equity securities of companies located in Western Europe, particularly France, and Japan. Although the fund's investments will be focused among developed markets, excluding the United States, the fund may invest up to 20% of its assets in emerging markets. Certain of the fund's investments may be denominated in foreign currencies. It is expected that the currency exposure of the fund's portfolio will be unhedged to the U.S. dollar.

The fund's sub-adviser, Walter Scott & Partners Limited (Walter Scott), an affiliate of the Adviser, seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable long-term growth, thereby benefitting from the power of compounding. Walter Scott focuses on individual equity security selection, building the fund's portfolio from the bottom up through extensive fundamental research.

The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed analysis. As part of that analysis, Walter Scott considers all material opportunities and risks with respect to a company, financial and non-financial, and regularly engages with company management teams. Walter Scott first restates the company's income statement, flow of funds, and balance sheet to a cash basis, to understand the cash generating strengths of the company and thereby the company's ability to achieve self-financed growth so far as possible. Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook. In assessing the valuation of an individual equity security Walter Scott uses various measures, including price-to-earnings ratio versus growth rate, price-to-cash ratio, price-to-book ratio and dividend yield. Walter Scott invests the fund's assets in reasonably valued equity securities of companies exhibiting market leadership and long-term growth prospects, underpinned by strong management and sound operating practices. The fund typically invests in 25 to 30 companies. Geographic, sector and industry allocations, as well as allocations to equity securities of companies with varying market capitalizations, are the result of, not part of, the investment process, because Walter Scott's sole focus is on the analysis of and investment in individual companies.

The fund typically sells an equity security when it no longer possesses the characteristics that caused Walter Scott to purchase the security for the fund's portfolio. An equity security may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of an equity security held by the fund if it becomes overweighted as determined by Walter Scott.

The fund is non-diversified.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Foreign investment risk: Because the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems related to share registration, trade settlement or asset custody, may result in losses for the fund. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the

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exchange on which the fund's shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Market capitalization risk (small-, mid- and large-cap stock risk): To the extent the fund emphasizes investments in small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

• Growth stock risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

• Healthcare companies risk: The healthcare sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Companies in the healthcare sector can be significantly affected by product liability claims, pricing pressure, rapid obsolescence of products or services, and patent expirations.

• Consumer discretionary sector risk: The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

• Information technology companies risk: The information technology sector has been among the most volatile sectors of the stock market. Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled. The risks associated with information technology companies are magnified in the case of small-cap technology companies.

• Industrials companies risk: The industrial sector can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, exchange rates, import controls, worldwide competition, technological developments, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income

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markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Western European risk: To the extent the fund invests significantly in the securities of issuers located in the Western European region, the fund is more exposed to the economic and political risks of Western Europe and of the Western European countries in which it invests. Any adverse economic or political events in Europe may cause the fund's investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (EU). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the Euro and/or withdraw from the EU, such as the United Kingdom's (the "U.K.'s") formal exit on January 31, 2020, which could potentially have an adverse effect on the value of the fund's investments. There is still considerable uncertainty relating to the potential consequences associated with the U.K.'s exit and whether the exit will increase the likelihood of other countries also departing the EU.

• France risk: To the extent the fund invests significantly in the securities of French companies, the fund will be subject to legal, regulatory, political, currency, security, and economic risks specific to France. Recently, concerns have emerged with respect to the economic outlook for certain EU countries, including France. As a result, the French economy has experienced significant volatility and adverse trends due to concerns about a prolonged economic downturn and rising government debt levels. The French economy is dependent on agricultural exports, and as a result, is susceptible to fluctuations in demand for agricultural products.

• Japan risk: To the extent the fund invests significantly in the securities of Japanese companies, its performance will be influenced by political, social and economic factors affecting Japan. From the late 1990's, Japan's economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. The Japanese economy is more dependent on international trade than the United States, and can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners.

• Emerging market risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets, potentially making it difficult to evaluate such issuers. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Additionally, investments in these countries may have restrictions that make it difficult or impossible for the fund to exercise rights, pursue legal remedies, and obtain judgements in foreign courts. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

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• Country, companies, industry and market sector risk: The fund may be overweighted or underweighted relative to its benchmark index, the MSCI EAFE Index, in certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive than the benchmark index to positive or negative developments affecting those countries, companies, industries or sectors.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Non-diversification risk: The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the changes in the performance of the fund from year to year. The table compares the average annual total returns of the fund to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.bny.com/investments.

Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart Best Quarter 2022, Q4: 15.51 Worst Quarter 2022, Q2: (14.41)

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes and or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of a period.

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Average Annual Total Returns as of 12/31/24
	1 Year	Since Inception (12/06/2021)
Returns before taxes	-1.64%	-0.80%
Returns after taxes on distributions	-1.94%	-0.94%
Returns after taxes on distributions and sale of fund shares	-0.97%	-0.60%
MSCI EAFE® Index (reflects no deductions for fees, expenses or taxes)	3.82%	2.87%
Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is Walter Scott, an affiliate of the Adviser.

Investment decisions for the fund have been made since the fund's inception in December 2021 by Walter Scott's Investment Team, which is overseen by Walter Scott's Investment Management Committee (IMC). The members of the Investment Team with the most significant responsibility for the day-to-day management of the fund who also are the members of Walter Scott's Investment Executive group, are: Roy Leckie, a director of Walter Scott and co-chair of the IMC; Charlie Macquaker, a director of Walter Scott and co-chair of the IMC; Jane Henderson, Managing Director of Walter Scott; Fraser Fox, an investment manager at Walter Scott; and Maxim Skorniakov, an investment manager at Walter Scott.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). Recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads is available at www.bny.com/investments.

Tax Information

The fund's distributions are taxable as qualified dividend income, ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The fund seeks long-term total return. The fund's investment objective may be changed by the fund's board without shareholder approval. To pursue its goal, the fund normally invests primarily in equity securities of foreign companies located in developed markets, excluding the United States. The fund considers developed markets to be countries included in the MSCI EAFE® Index and Canada. Foreign companies are companies: (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a majority of their revenue or profits from businesses, investments or sales, outside the United States. The fund ordinarily invests in at least three countries and is not geographically limited in its investment selection. The fund invests principally in common stocks, including common stocks listed on foreign exchanges. The fund's equity investments also may include preferred stocks, real estate investment trusts (REITs) and depositary receipts.

The fund may invest in equity securities of companies of any market capitalization. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in equity securities of companies in certain sectors or located in particular regions or countries. As of December 31, 2024, the fund invests a significant portion of its assets in equity securities of companies in the healthcare, consumer discretionary, information technology, and industrials sectors. In addition, as of December 31, 2024, the fund has significant exposure to equity securities of companies located in Western Europe, particularly France, and Japan.

The fund's sub-adviser, Walter Scott, seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable long-term growth, thereby benefitting from the power of compounding. Walter Scott focuses on individual equity security selection, building the fund's portfolio from the bottom up through extensive fundamental research.

The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed analysis. As part of that analysis, Walter Scott considers all material opportunities and risks with respect to a company, financial and non-financial. Walter Scott first restates the company's income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of the operating margin, working capital management and the profitability and financing model of the company. Core to the analysis is a thorough understanding of the cash generating strengths of a company and thereby a company's ability to achieve self-financed growth so far as possible. If a company passes Walter Scott's stringent financial criteria, Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook.

As part of its research process for the equity securities in which the fund invests, Walter Scott also analyzes a company's material financial environmental, social and governance (ESG) risks and opportunities. In particular, Walter Scott assesses whether the value of the company could be materially impacted by an event or condition, whether internal or external to the company, that affects the company's ESG risks or opportunities. For the avoidance of doubt, this ESG assessment is one part of Walter Scott's research process, meaning that investment decisions for the fund are not based solely on ESG considerations, and that Walter Scott may conclude that other attributes of an investment outweigh ESG considerations in the overall assessment of an investment.

Walter Scott will also typically meet with management of a company as part of the research process. The objective underlying all aspects of this process is to understand whether the company has the ability to generate compound growth in the future. In assessing the valuation of an individual equity security, Walter Scott uses various measures, including price-to-earnings ratio versus growth rate (a company's current share price relative to its prospective earnings per share divided by the growth rate of its earnings), price-to-cash ratio (ratio of a company's stock price per share to its operating cash flow per share), price-to-book ratio (ratio of a company's stock price per share to its book value per share) and dividend yield (dividend per share as a percentage of share price). Walter Scott invests the fund's assets in reasonably valued equity securities of companies exhibiting market leadership and long-term growth prospects, underpinned by strong management and sound operating practices. The fund typically invests in a portfolio of 25 to 30 companies.

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Geographic, sector and industry allocations, as well as allocations to equity securities of companies with varying market capitalizations, are the result of, not part of, the investment process, because Walter Scott's sole focus is on the analysis of and investment in individual companies. Walter Scott does not use benchmark indices as a tool for active portfolio management. Traditional benchmark indices, however, may be helpful in measuring investment returns, and the fund's investment returns generally will be compared to those of the MSCI EAFE® Index. The MSCI EAFE® Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. While the MSCI EAFE® Index excludes stocks of Canadian companies, the fund may invest in such stocks. Although the fund's investments will be focused among developed markets, excluding the United States, the fund may invest up to 20% of its assets in emerging markets.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential and to allow for compounding of returns. Accordingly, it is expected that the fund typically will maintain a low annual portfolio turnover rate.

The fund typically sells an equity security when it no longer possesses the characteristics that caused Walter Scott to purchase the security for the fund's portfolio. An equity security may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of an equity security held by the fund if it becomes overweighted as determined by Walter Scott.

Certain of the fund's investments may be denominated in foreign currencies. It is expected that the currency exposure of the fund's portfolio will be unhedged to the U.S. dollar.

Under adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in U.S. Treasury securities or money market instruments. When this allocation happens, the fund may not achieve its investment objective.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

The fund is non-diversified.

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Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

The fund is subject to the following principal risks:

• Foreign investment risk: Because the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems related to share registration, trade settlement, or asset custody, may result in losses for the fund. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund's shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Market capitalization risk (small-, mid- and large-cap stock risk): To the extent the fund emphasizes investments in small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• Growth stock risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

• Healthcare companies risk: The healthcare sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by healthcare companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the healthcare industries can be significantly affected by patent expirations, pricing pressure, and product liability claims.

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• Consumer discretionary sector risk: To the extent the fund invests significantly in the consumer discretionary sector, its performance will be significantly affected by developments in that sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

• Information technology companies risk: The information technology sector has been among the most volatile sectors of the stock market. Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled. The risks associated with information technology companies are magnified in the case of small-cap technology companies.

• Industrials companies risk: The industrial sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, exchange rates, import controls, worldwide competition, and technological developments. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

• Management risk: The investment process and techniques used by the fund's sub-adviser could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

• Western European risk: To the extent the fund invests significantly in the securities of issuers located in the Western European region, the fund is more exposed to the economic and political risks of Western Europe and of the Western European countries in which it invests. Any adverse economic or political events in Europe may cause the fund's investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (EU). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and recessions among European countries may have a significant adverse effect on the economies of other European countries. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. In addition, one or more countries may abandon the Euro and/or withdraw from the EU, such as the United Kingdom's (the "U.K.'s") formal exit on January 31, 2020, which could potentially have an adverse effect on the value of the fund's investments. There is still considerable uncertainty relating to the potential consequences associated with the U.K.'s exit and whether the exit will increase the likelihood of other countries also departing the EU.

• France risk: To the extent the fund invests a significant portion of its assets in securities of French issuers, the fund will be subject to risks that are specific to France, including certain legal, regulatory, political, economic, currency and security risks. Recently, concerns have emerged in relation to the economic health of the EU. These concerns have led to downward pressure the economies of certain EU member states, including France. Interest rates on France's

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debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially result in default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services, or changes in any of the economies may cause an adverse impact on the French economy. In addition, France has been subject to acts of terrorism which has been detrimental to tourism. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products.

• Japan risk: To the extent the fund expects to invest a significant portion of its assets in securities of Japanese issuers, its performance will be influenced by political, social and economic factors affecting Japan. From the late 1990's, Japan's economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. The Japanese economy is more dependent on international trade than the United States, and can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse affect on Japan's economy. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. Investments denominated in yen also are subject to the risk that the yen will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Some of these factors, as well as other adverse political developments, increases in government debt, changes to fiscal, monetary or trade policies, and natural disasters, may affect Japanese markets and the fund's performance.

• Emerging market risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets, potentially making it difficult to evaluate such issuers. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Additionally, investments in these countries may have restrictions that make it difficult or impossible for the fund to exercise rights, pursue legal remedies, and obtain judgements in foreign courts. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Country, companies, industry and market sector risk: The fund may be overweighted or underweighted relative to its benchmark index, the MSCI EAFE Index, in certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive than the benchmark index to positive or negative developments affecting those countries, companies, industries or sectors.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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• Fluctuation of net asset value, share premiums and discounts risk: The net asset value of fund shares will generally fluctuate with changes in the market value of the fund's securities holdings. The market prices of fund shares will generally fluctuate in accordance with changes in the fund's net asset value and supply and demand of fund shares on the exchange. It cannot be predicted whether fund shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for fund shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the underlying portfolio trading individually or in the aggregate at any point in time. The market prices of fund shares may deviate significantly from the net asset value of fund shares during periods of market volatility. However, given that fund shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the net asset value of fund shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that fund shares normally will trade close to the fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the fund's net asset value. If an investor purchases fund shares at a time when the market price is at a premium to the net asset value of fund shares or sells at a time when the market price is at a discount to the net asset value of fund shares, then the investor may sustain losses.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. Similar to the shares of operating companies listed on a stock exchange, fund shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the fund's shares. While the fund expects that the ability of Authorized Participants to create and redeem fund shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Non-diversification risk: The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Non-Principal investment Risks. In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• ESG considerations risk: As a consequence of the analysis of material financial ESG-related risks and opportunities being integrated into the research process for the fund, it is possible that the fund will make different investments than funds that do not consider material financial ESG-related risks and opportunities, which, under certain economic conditions and time periods, could cause the fund to underperform funds that do not consider material financial ESG-related risks and opportunities.

• Cash transaction risk: To the extent the fund sells portfolio securities to meet some or all of a redemption request with cash, the fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Additionally, the fund may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the fund had transacted entirely in-kind. The fund imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the fund's performance may be negatively impacted.

• Preferred stock risk: Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are

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sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. To the extent a REIT owns properties of, or makes loans to, companies concentrated in a particular industry or geographic region, the REIT will also be subject to risks affecting such industries and regions. When the fund invests in a REIT, shareholders of the fund will bear indirectly their proportionate share of the expenses of the REIT in addition to expenses of the fund.

• Depositary receipt risk: Depositary receipts, such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt. The fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

• Costs of buying and selling shares risk: Investors buying or selling fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for fund shares (the "bid" price) and the price at which an investor is willing to sell fund shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for fund shares based on trading volume and market liquidity, and is generally lower if fund shares have more trading volume and market liquidity and higher if fund shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling fund shares, including bid/ask spreads, frequent trading of fund shares may significantly reduce investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can also decline unpredictably in response to overall economic conditions or credit tightening. In addition, in stressed market conditions the market for the fund's shares may become less liquid in response to deteriorating liquidity with respect to the fund's portfolio securities, which could lead to differences between the market price of the fund's shares and the net asset value of the fund's shares.

• Temporary investment risk: Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and/or money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

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Management

Investment Adviser

The investment adviser for the fund is BNY Mellon ETF Investment Adviser, LLC, located at 201 Washington Street, Boston, Massachusetts 02108. The Adviser serves as investment adviser to thirteen funds, and, as of December 31, 2024, oversees approximately $7.2 billion in assets. Effective October 1, 2024, the management fee payable by the fund to the Adviser has been reduced from an annual rate of 0.80% to an annual rate of 0.75% of the value of the fund's average daily net assets. For the fiscal year ended October 31, 2024, the fund paid the Adviser a management fee at an annual rate of 0.76% of the value of the fund's average daily net assets.

The fund's management agreement provides that the Adviser will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expense, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time. Effective August 1, 2024, the Adviser has contractually agreed, until at least March 1, 2026, to assume the direct expenses of the fund so that the fund's total annual operating expenses (including acquired fund fees and expenses (if any)) (excluding payments under the fund’s 12b-1 plan (if any), interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business) do not exceed 0.65% of the fund's average daily net assets. Prior to March 1, 2026, this expense limitation agreement may only be terminated by the fund's board. On or after March 1, 2026, the Adviser may terminate this expense limitation agreement at any time.

The Adviser is an investment adviser registered with the SEC as such pursuant to the Investment Advisers Act of 1940. The Adviser is the primary ETF business, and a wholly-owned subsidiary, of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. As of December 31, 2024, BNY Mellon had $52.1 trillion in assets under custody and administration and $2.1 trillion in assets under management. BNY Mellon and BNY are the corporate brands of The Bank of New York Mellon Corporation. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com/investments.

The asset management philosophy of the Adviser is based on the belief that discipline and consistency are important to investment success. For each fund in the trust, the Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Sub-Adviser

The Adviser has engaged its affiliate, Walter Scott & Partners Limited, located at One Charlotte Square, Edinburgh, Scotland, UK, to serve as the fund's sub-adviser. Walter Scott is a wholly owned subsidiary of BNY Mellon. As of December 31, 2024, Walter Scott had approximately $78.2 billion in discretionary assets under management. Walter Scott, subject to the Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments.

A discussion regarding the basis for the board's approval of the fund's advisory agreement with the Adviser, and the sub-investment advisory agreements between the Adviser and Walter Scott on behalf of the fund, is available in the fund's Form N-CSR filings for the periods ended April 30, 2024 and October 31, 2024.

The Adviser has obtained from the SEC an exemptive order, upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with the Adviser without obtaining shareholder approval. The exemptive order also relieves the fund from disclosing the sub-investment advisory fee paid by the Adviser to a sub-adviser in documents filed with the SEC and provided to shareholders. The fund is required to disclose (as a dollar amount and a percentage of the fund's assets) (1) the aggregate fees paid to the Adviser and any wholly-owned sub-adviser and (2) the aggregate fees paid to affiliated (i.e.,

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less than wholly-owned) and unaffiliated sub-advisers. The Adviser has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board. The fund's board, including a majority of the "non-interested" board members, must approve each new sub-adviser. In addition, the fund is required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.

Portfolio Managers

Investment decisions for the fund have been made since the fund's inception in December 2021 by Walter Scott's Investment Team, which is overseen by Walter Scott's Investment Management Committee (IMC). The members of the Investment Team with the most significant responsibility for the day-to-day management of the fund who also are the members of Walter Scott's Investment Executive (IE) group, are: Roy Leckie; Charlie Macquaker; Jane Henderson; Fraser Fox; and Maxim Skorniakov. At Walter Scott investment decisions are made through a collective process. The Research team initiates the investment process and all buy recommendations need to withstand the scrutiny of the whole Research team. Through this intense, forensic examination and collective debate among the members of the Research team, high conviction decisions can be made. Once the Research team agrees to proceed with an investment proposal, that proposal is reviewed and ratified by the IE. A sell recommendation can be triggered by a single individual on the Research team with a well-researched dissenting argument. However, it is more common for the Research team to collectively recognize that the investment rationale for a stock has materially deteriorated or its valuation has appreciated to a level that can no longer be justified by the company’s fundamentals. Sell decisions do not require ratification by the IE, although the case for the sale will still be heard. Mr. Leckie is a director of Walter Scott and co-chair of the IMC. Mr. Macquaker is a director of Walter Scott and co-chair of the IMC. Ms. Henderson is Managing Director of Walter Scott. Messrs. Fox and Skroniakov are investment managers at Walter Scott. Mr. Leckie and Ms. Henderson have been employed by Walter Scott since 1995. Mr. Macquaker has been employed by Walter Scott since 1991. Messrs. Fox and Skorniakov have been employed by Walter Scott since 2003. All aspects of the investment and portfolio management processes are also formally overseen by the IMC, which includes all members of the IE as well as senior Research, Investment Operations, Client Service, Governance and Operations and Compliance staff.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Code of Ethics

The fund, the Adviser, Walter Scott and BNY Mellon Securities Corporation (BNYMSC) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Distributor and Distribution and Service Plan

BNYMSC, a wholly-owned subsidiary of BNY, serves as the fund's distributor. BNYMSC does not distribute fund shares in less than creation units, nor does it maintain a secondary market in fund shares. BNYMSC may enter into selected agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of fund shares. BNYMSC also serves as distributor for other affiliated mutual funds.

The board of trustees of the trust has adopted a distribution and service plan (Plan), pursuant to Rule 12b-1 under the 1940 Act for the fund.

Under the Plan, the fund is authorized to pay fees in connection with the sale and distribution of its shares in an amount up to 0.25% of the fund's average daily net assets each year. No payments pursuant to the Plan will be made through at least the next twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the board prior to implementation. Because these fees would be paid out of the fund's assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and will cost you more over time.

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Additional Information

Additional Purchase and Sale Information

Fund shares are listed for secondary trading on the NYSE Arca, Inc. and individual fund shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell fund shares in the secondary market, you will pay the secondary market price for fund shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of fund shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the fund's net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Fund shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of fund shares. The trading prices of fund shares may deviate significantly from the fund's net asset value during periods of market volatility. Given, however, that fund shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Each business day, the following information is available at www.bny.com/investments with respect to the fund: (i) information for each portfolio holding that will form the basis of the next calculation of the fund's net asset value per fund share; (ii) the fund's net asset value per fund share, market price, and premium or discount, each as of the end of the prior business day; (iii) a table showing the number of days the fund's shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing fund share premiums or discounts for the most recently completed calendar year and the most recently completed quarter since that year; (v) the fund's median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the fund's premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the fund's premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

NYSE Arca, Inc. will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (IOPV) relating to the fund. The IOPV calculations are estimates of the value of the fund's net asset value per fund share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per fund share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the net asset value, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of the fund's current portfolio. Neither the fund nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The fund does not impose any restrictions on the frequency of purchases and redemptions; however, the fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the fund's investment strategy, or whether they would cause the fund to experience increased transaction costs. The board considered that, unlike traditional mutual funds, fund shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from the fund directly, and that most trading in the fund occurs on exchanges at prevailing market prices and does not involve the fund directly. Given this structure, the board determined that it is unlikely that (a) market timing would be attempted by the fund's shareholders or (b) any attempts to market time the fund by shareholders would result in negative impact to the fund or its shareholders.

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Portfolio Holdings Disclosure

The fund's portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by the fund are disclosed on the fund's website, www.bny.com/investments.

Distributions

Each fund shareholder is entitled to the shareholder's pro rata share of the fund's income and net realized gains on the fund' s investments. The fund pays out substantially all of its net earnings to its shareholders as "distributions."

The fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to fund shareholders as "income dividend distributions." The fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. The fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of the fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as "capital gain distributions."

Income dividend distributions, if any, for the fund are generally distributed to shareholders annually, but may vary significantly from period to period. Net capital gains for the fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (Code).

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Distributions in cash may be reinvested automatically in additional whole fund shares only if the broker through whom you purchased fund shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested (unless you are investing through an IRA, retirement plan or other U.S. tax-advantaged investment plan).

Additional Tax Information

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to an investment in the fund. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the fund, or the tax consequences of an investment in the fund. An investment in the fund may have other tax implications. Please consult a tax advisor about the applicable federal, state, local, foreign or other tax laws. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Tax Status of the Fund. The fund has elected and intends to qualify for the special tax treatment afforded a regulated investment company (RIC) under the Code. If the fund meets certain minimum distribution requirements, as a RIC it is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the fund fails to qualify as a RIC or to meet minimum distribution requirements, it would result in fund-level taxation if certain relief provisions were not available, and consequently a reduction in income available for distribution to shareholders. Unless you are a tax-exempt entity or your investment in the fund's shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions, you sell fund shares and you purchase or redeem Creation Units (Authorized Participants only).

Taxes on Distributions.

In general, distributions are subject to federal income tax when they are paid, whether the distributions are taken in cash or reinvested in the fund. The income dividends and short-term capital gains distributions received from the fund will be taxed as either ordinary income or qualified dividend income. Distributions from the fund's short-term capital gains are generally taxable as ordinary income. Subject to certain limitations, dividends that are reported by the fund as qualified dividend income are taxable to non-corporate shareholders at rates of up to 20%. Any distributions of the fund's net capital gains are taxable as long-term capital gain regardless of how long fund shares have been owned by an investor. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Distributions in excess of the fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of the investor' basis in the fund's shares, and, in general, as capital gain thereafter.

In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund, which, in general, includes dividend income from taxable U.S. corporations and

17

certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Many countries included in the MSCI EAFE Index and Canada have a comprehensive income tax treaty with the United States that permits corporations incorporated therein to be treated as qualified foreign corporations that are able to distribute dividends eligible to be treated as qualified dividend income. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to investor ownership of fund shares. Holding periods may be suspended for these purposes for stock that is hedged. Additionally, income derived in connection with the fund's securities lending activities will not be treated as qualified dividend income.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their "net investment income," which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of fund shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the fund that are attributable to dividends received by the fund from U.S. corporations, subject to certain limitations. The fund anticipates that it will not be able to distribute dividends eligible for the dividends-received deduction for corporations.

If an investor lends fund shares pursuant to securities lending arrangements, the investor may lose the ability to treat fund dividends (paid while the fund shares are held by the borrower) as qualified dividend income. Please consult a financial intermediary or tax advisor to discuss the particular circumstances.

In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January, but declared by the fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to an investor in the calendar year in which they were declared. The fund will inform shareholders of the amount of any ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

A distribution will reduce the fund's net asset value per fund share and may be taxable to a shareholder as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. You should note that if you purchase shares of the fund just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and generally should be avoided by taxable investors.

The fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Foreign Currency Transactions. The fund's transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the fund at the close of its taxable year consist of certain foreign stocks or securities, the fund may elect to "pass through" to shareholders certain foreign income taxes (including withholding taxes) paid by the fund. If the fund makes such an election, the shareholder will be considered to have received as an additional dividend the shareholder's share of such foreign taxes, but the shareholder may be entitled to either a corresponding tax deduction in calculating the shareholder's taxable income, or, subject to certain limitations, a credit in calculating the shareholder's federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not so elect, the fund will be entitled to claim a deduction for certain foreign taxes incurred by the fund. Under certain circumstances, if the fund receives a refund of foreign taxes paid in respect of a prior year, the value of fund shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the fund's foreign taxes for the current year could be reduced.

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Investments in Certain Foreign Corporations: The fund may invest in foreign entities classified as passive foreign investment companies or "PFICs" or controlled foreign corporations or "CFCs" under the Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect the fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by the fund before making an investment in the fund. Fund dividends attributable to dividends received from PFICs and CFCs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to the fund, and to the shareholders, from the fund's potential investment in PFICs and CFCs can be found in the SAI.

Taxes on Share Sales. Each sale of shares of the fund will generally be a taxable event. Assuming a shareholder holds shares of the fund as capital assets, any gain or loss realized upon a sale of fund shares is generally treated as long-term capital gain or loss if fund shares have been held for more than one year and as short-term capital gain or loss if fund shares have been held for one year or less, except that any capital loss on the sale of fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such fund shares. Any loss realized on a sale will be disallowed to the extent shares of the fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of such shares. The ability to deduct capital losses may be limited.

Taxes on Creations and Redemptions of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (IRS), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable fund shares (or securities surrendered) have been held for one year or less.

When creating or redeeming Creation Units, a confirmation statement showing the number of fund shares purchased or sold and at what price will be sent.

The trust, on behalf of the fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the securities different from the market value of the securities on the date of deposit. The trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the fund, the purchaser (or group of purchasers) generally will not recognize gain or loss upon the exchange of securities for Creation Units.

If the fund redeems Creation Units in cash in addition to, or in place of, the delivery of a basket of securities, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Certain Tax-Exempt Investors. The fund, if investing in certain limited real estate investments, may be required to pass through certain "excess inclusion income" and other income as "unrelated business taxable income" (UBTI). Prior to investing in the fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors. Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

Non-U.S. Investors. Ordinary income dividends paid by the fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, the fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and the fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of

19

fund shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. The fund will be required in certain cases to withhold (as "backup withholding") on amounts payable to any shareholder who (1) has provided the fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Issues. The fund may be subject to tax in certain states where the fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the fund and of fund shareholders with respect to distributions by the fund may differ from federal tax treatment.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the fund. It is not a substitute for personal tax advice. Consult a personal tax advisor about the potential tax consequences of an investment in the fund under all applicable tax laws.

General Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the fund. However, Rule 12d1-4 permits registered investment companies to invest in the fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the trust.

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Financial Highlights

The following financial highlights table is intended to help you understand the fund's financial performance for the fiscal periods indicated.  Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, are included in fund's annual report, which is available free, upon request.

	Year Ended October 31,		For the Period From December 8, 2021[a] to October 31, 2022
	2024	2023
Per Share Data ($):
Net asset value, beginning of period	43.01	37.52	50.00
Investment Operations:
Net investment income[b]	0.57	0.56	0.30
Net realized and unrealized gain (loss) on investments	7.47	5.12	(12.78)
Total from Investment Operations	8.04	5.68	(12.48)
Distributions:
Dividends from net investment income	(0.36)	(0.19)	--
Transaction Fees[b]	0.00[c]	--	0.00[c]
Net asset value, end of period	50.69	43.01	37.52
Market Price, end of period	50.65	43.32	37.12
Net Asset Value Total Return (%)[d]	18.73	15.14	(24.96)[e]
Market Price Total Return (%)[d]	17.78	17.23	(25.76)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	0.79	0.80	0.80[f]
Ratio of net expenses to average net assets	0.76	0.80	0.80[f]
Ratio of net investment income to average net assets	1.14	1.23	0.82[f]
Portfolio Turnover Rate[g]	7.83	2.37	-
Net Assets, end of period ($ x 1,000)	154,606	68,814	56,281

a Commencement of operations.
b Based on average shares outstanding.
c Amount represents less than $0.01 per share.
d Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
e The net asset value total return and the market price total return is calculated from fund inception. The inception date is the first date the fund was available on NYSE Arca, Inc.
f Annualized.
g Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

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For More Information

BNY Mellon Concentrated International ETF

More information on the fund is available free upon request, including the following:

Annual/Semi-Annual Report

The fund's annual and semi-annual reports describe the fund's performance and recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's Form N-CSR contains the fund's financial statements and lists the fund's portfolio holdings. The fund's most recent annual and semi-annual reports and Form N-CSR are available at www.bny.com/investments.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.bny.com/investments and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

BNY Mellon ETF Trust discloses, at www.bny.com/investments, the identities and quantities of the securities held by the fund. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

How to Request the SAI, the Fund's Annual and Semi-Annual Reports, and Other Information about the Fund, and to Make Shareholder Inquiries

By telephone (toll-free). Call 1-833-ETF-BNYM (383-2696) (inside the U.S. only)

By mail.

BNY Mellon ETF Trust
240 Greenwich Street
New York, New York 10286

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: The EDGAR Database at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

BNY Mellon ETF Trust : www.bny.com/investments

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of shares of the fund, and, if given or made, the information or representations must not be relied upon as having been authorized by the trust or the fund. Neither the delivery of this prospectus nor any sale of shares of the fund shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus.

Dealers effecting transactions in shares of the fund, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Investment Company Act file number: 811-23477

© 2025 BNY Mellon Securities Corporation 4864P0225

BNY Mellon ETF Trust

Prospectus | February 28, 2025

BNY Mellon Global Infrastructure Income ETF
Ticker: BKGI

Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

BNY Mellon Global Infrastructure Income ETF	1
Fund Details

Goal and Approach	8
Investment Risks	10
Management	16
Distributor and Distribution and Service Plan	17
Additional Information

Additional Purchase and Sale Information	18
Portfolio Holdings Disclosure	19
Distributions	19
Additional Tax Information	19
General Information	23
Financial Highlights

Financial Highlights	24
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term total return (consisting of capital growth and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.65%
Expense waivers/reimbursements†	(0.10)%
Total annual fund operating expenses (after expense waivers/reimbursements)	0.55%

* The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser, will pay substantially all expenses for the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

† The Adviser has contractually agreed, until at least February 28, 2026, to assume the direct expenses of the fund so that the fund's total annual operating expenses (including acquired fund fees and expenses (if any)) (excluding payments under the fund's 12b-1 plan (if any), interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business) do not exceed 0.55% of the fund's average daily net assets. Prior to February 28, 2026, this expense limitation agreement may only be terminated by the fund’s board. On or after February 28, 2026, the Adviser may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example reflects the fund's contractual expense waiver and/or reimbursement only for the term of the contractual expense waiver and/or reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$198	$352	$801

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. For the fiscal year ended October 31, 2024, the fund's portfolio turnover rate was 58.69% of the average value of its portfolio.

1

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by dividend-paying infrastructure companies. The fund's sub-adviser, Newton Investment Management North America LLC (NIMNA), an affiliate of the Adviser, seeks to select for the fund securities of infrastructure companies that NIMNA believes benefit from consistent regulatory environments (a feature more common in developed markets than emerging markets), stable cash flows driven by sustainable business models, and consistent dividend payment profiles. NIMNA utilizes quantitative and fundamental research to select investments by focusing on infrastructure companies that it believes possess the most favorable combination of cash flow stability, dividend payment potential, and valuation metrics (such as price to earnings ratio, price to book ratio, and price to cash flow ratio). NIMNA's fundamental research includes evaluating key areas such as balance sheet strength, competitive landscape, stock-price valuations, liquidity, and analysis of regulatory environment. The fund is expected to invest principally in common stocks of companies, including shares of real estate investment trusts (REITs), located in a number of different countries, including the United States. NIMNA considers a dividend paying company to be a company that is projected to pay a dividend in the next 12 months, based on industry consensus yield forecasts.

Additionally, the fund targets, but does not guarantee, an annualized gross forward-looking 12-month yield of 6% or more for its portfolio (the "targeted yield"). The targeted yield represents the forward-looking yield of the fund's portfolio securities in the aggregate over the next 12 months, calculated before fund fees, expenses, and taxes, and does not represent the amount of distributions payable to fund shareholders. The targeted yield is based on the dividend yield of the securities in the portfolio. The fund's targeted yield is based on the securities in the portfolio in the aggregate and the fund may hold individual securities with a higher or lower individual yield than the targeted yield. The security yield data is sourced from an independent third-party data provider and made up of industry consensus yield forecasts. If the forward-looking yield of the fund's portfolio falls below the targeted yield, NIMNA may sell securities and reallocate the fund's assets in an effort to maintain the targeted yield. There can be no assurance, and there is no certainty, that the fund will be able to achieve such targeted yield or any particular level of yield.

Infrastructure refers to the structures, networks, systems and facilities necessary for the operation, function, growth or development of a society or economy. NIMNA considers an infrastructure company to be a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, operation or servicing of infrastructure assets. Examples of infrastructure assets include, but are not limited to, utility assets (such as electric transmission and distribution lines, gas distribution pipelines, water pipelines and treatment facilities, and sewer facilities), energy assets (such as oil and gas pipelines, storage facilities, and other facilities used for gathering, processing, or transporting hydrocarbon products as well as contracted renewable power assets), industrials assets (such as capital goods and transportation), communication services assets (such as communications towers, data centers, fiber networks, and satellites), real estate assets (such as equity REITs) and health care assets (such as health care equipment). NIMNA seeks exposure to companies operating in industries involved with "traditional" infrastructure assets, which currently include the utilities, energy and industrials industries, as well as companies operating in industries involved with "non-traditional" infrastructure assets, which currently include the communication services, real estate and health care industries. The fund may have exposure to a portion or all of these industries at any given time depending on NIMNA's assessment of economic, political or regulatory occurrences affecting each infrastructure asset category. The fund's investments are concentrated (i.e., more than 25% of the fund's total assets) in the securities of issuers in the infrastructure group of industries.

The fund invests in securities of companies located throughout the world, including in the United States. Under normal market conditions, the fund will invest at least 40% of its net assets, unless market conditions are deemed unfavorable by NIMNA (and in all cases, at least 30% of its net assets), in foreign companies. The fund considers a foreign company to be a company organized or with its principal place of business in, or that has a majority of its assets or business in, or whose securities are primarily listed or traded on exchanges in, a country outside the United States. The fund will normally maintain investments in companies economically tied to a minimum of three countries, one of which may be the United States. In addition, the fund may invest up to 25% of its net assets in stocks of companies located in emerging market countries. The fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index. Certain of the fund's investments may be denominated in foreign currencies. The currency exposure of the fund's portfolio is generally unhedged to the U.S. dollar. The fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies located in a particular country or region. As of the date of this Prospectus, in addition to the United States, the fund has significant exposure to securities of companies located in the European region, particularly France.

The fund may invest in securities of companies with any market capitalization. As part of its ongoing review of portfolio holdings, NIMNA may sell a security when NIMNA identifies that the company has weakness in its business model, increased exposure to economic, regulatory or political risk, or lower than expected dividend payments. NIMNA also may sell a security when it identifies a more promising investment opportunity.

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The fund is non-diversified.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Infrastructure company risk: Because the fund invests significantly in companies that are engaged in the infrastructure business, the fund is more susceptible to adverse economic, regulatory, political, legal and other changes affecting such companies. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation or unsettled capital markets, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, service interruption due to environmental, operational or other mishaps, and other factors. Additionally, infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers; service interruption and/or legal challenges due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; nationalization; and general changes in market sentiment towards infrastructure assets. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns. At times, the performance of securities of companies in the infrastructure group of industries may lag the performance of other industries or the broader market as a whole. A downturn in the infrastructure group of industries could have an adverse impact on the fund.

• Concentration risk: Because the fund concentrates its investments in securities of issuers in the infrastructure group of industries, the fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The fund is particularly susceptible to financial, economic, political, or market events, as well as government regulation, impacting the infrastructure group of industries. The fund is subject to the risk that: (i) its performance will be closely tied to the performance of those particular industries; (ii) its performance will be adversely impacted when such industries experience a downturn; and (iii) it will perform poorly during a slump in demand for securities of companies in such industries.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Dividend-paying stock risk: There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

• Target yield risk: The fund seeks to achieve a targeted yield, which is dependent in part on the ability of the fund's portfolio managers to allocate effectively the fund's assets. There can be no assurance, and there is no guarantee, that the actual allocations of the fund's assets will be able to meet any targeted yield or achieve any particular level of yield over time. Companies may reduce their dividends or may not raise their dividends in periods when their share prices appreciate, which will negatively impact the fund's ability to meet the target yield.  This risk is increased in periods of market appreciation. The fund's targeted yield represents the forward-looking yield of the fund's portfolio securities in the aggregate over the next 12 months, calculated before fund fees, expenses, and taxes, and does not represent the amount of distributions payable to fund shareholders. In seeking to achieve a targeted yield, the fund may forgo opportunities to buy certain securities when it might otherwise be advantageous to do so or sell securities when it might otherwise be disadvantageous for the fund to do so. Seeking a targeted yield may also cause the fund to underperform similar funds that do not seek a targeted yield.

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• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. To the extent a REIT owns properties of, or makes loans to, companies concentrated in a particular industry or geographic region, the REIT will also be subject to risks affecting such industries and regions. When the fund invests in a REIT, shareholders of the fund will bear indirectly their proportionate share of the expenses of the REIT in addition to expenses of the fund.

• Market capitalization risk (small-, mid- and large-cap stock risk): To the extent the fund emphasizes investments in small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

• Foreign investment risk: Because the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems related to share registration, trade settlement, or asset custody, may result in losses for the fund. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund's shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• European risk: To the extent the fund invests significantly in the securities of issuers located in the European region, the fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests. Any adverse economic or political events in Europe may cause the fund's investments to decline in value. The

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economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (EU). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the Euro and/or withdraw from the EU, such as the United Kingdom's (the "U.K.'s") formal exit on January 31, 2020, which could potentially have an adverse effect on the value of the fund's investments. There is still considerable uncertainty relating to the potential consequences associated with the U.K.'s exit and whether the exit will increase the likelihood of other countries also departing the EU.

• France risk: To the extent the fund invests significantly in the securities of French companies, the fund will be subject to legal, regulatory, political, currency, security, and economic risks specific to France. Recently, concerns have emerged with respect to the economic outlook for certain EU countries, including France. As a result, the French economy has experienced significant volatility and adverse trends due to concerns about a prolonged economic downturn and rising government debt levels. The French economy is dependent on agricultural exports, and as a result, is susceptible to fluctuations in demand for agricultural products.

• Emerging market risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets, potentially making it difficult to evaluate such issuers. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Additionally, investments in these countries may have restrictions that make it difficult or impossible for the fund to exercise rights, pursue legal remedies, and obtain judgements in foreign courts. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Limited operating history risk: The fund is recently organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

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• Non-diversification risk: The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the changes in the performance of the fund from year to year. The table compares the average annual total returns of the fund to those of the MSCI ACWI Index, a broad measure of market performance, and the S&P Global Infrastructure NR Index, which is designed to measure 75 companies from around the world chosen to represent the listed infrastructure industry. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.bny.com/investments.

Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart Best Quarter 2024, Q3: 14.74 Worst Quarter 2023, Q3: (6.94)

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/24
	1 Year	Since Inception (11/3/2022)
Returns before taxes	12.62%	13.93%
Returns after taxes on distributions	10.54%	12.28%
Returns after taxes on distributions and sale of fund shares	7.44%	10.26%
MSCI ACWI Index(1) (reflects no deductions for fees, expenses or taxes)	17.49%	20.88%
S&P Global Infrastructure NR Index (reflects no deductions for fees, expenses or taxes)	14.05%	11.81%

(1)  In accordance with regulatory changes requiring the fund to compare its performance with a broad-based securities market index that represents the overall applicable market, the fund added the indicated benchmark effective October 31, 2024.

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is Newton Investment Management North America LLC, an affiliate of the Adviser.

James A. Lydotes, CFA and Brock Campbell, CFA are the fund's primary portfolio managers.  Mr. Lydotes has been the lead primary portfolio manager and Mr. Campbell has been a primary portfolio manager of the fund since its inception in November, 2022.  Mr. Lydotes is deputy chief investment officer of equity at NIMNA.  Mr. Campbell is the head of global equity research at NIMNA.  Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units."

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Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the Cboe BZX Exchange, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). Recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads is available at www.bny.com/investments.

Tax Information

The fund's distributions are taxable as qualified dividend income, ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The fund seeks long-term total return (consisting of capital growth and income). The fund's investment objective may be changed by the fund's board without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by dividend-paying infrastructure companies. The fund's investment policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders.

The fund's sub-adviser, Newton Investment Management North America LLC (NIMNA), an affiliate of the Adviser, seeks to select for the fund securities of infrastructure companies that NIMNA believes benefit from consistent regulatory environments (a feature more common in developed markets than emerging markets), stable cash flows driven by sustainable business models, and consistent dividend payment profiles. NIMNA utilizes quantitative and fundamental research to select investments by focusing on infrastructure companies that it believes possess the most favorable combination of cash flow stability, dividend payment potential, and valuation metrics, such as price to earnings ratio (ratio of a company's stock price per share to its earnings per share), price to book ratio (ratio of a company's stock price per share to its book value per share) and price to cash flow ratio (ratio of a company's stock price per share to its operating cash flow per share). NIMNA's fundamental research includes evaluating key areas such as balance sheet strength, competitive landscape, stock-price valuations, liquidity, and analysis of regulatory environment. In assessing the stability of a company's cash flows, NIMNA analyzes the viability of the company's growth strategy, its competitive position and general industry conditions. NIMNA also identifies the country and company level economic, regulatory, and political risk impacting each company it considers for investment. NIMNA then selects companies which it believes are best placed to withstand or have more limited exposure to such risks due to the particular company's competitive advantages, such as the age, quality, and replacement cost of its infrastructure assets (and therefore the sustainability of its cash flows). The fund is expected to invest principally in common stocks of companies, including shares of real estate investment trusts (REITs), located in a number of different countries, including the United States. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. NIMNA considers a dividend paying company to be a company that is projected to pay a dividend in the next 12 months, based on industry consensus yield forecasts. The key criteria by which NIMNA assesses companies is applied to all investments by the fund except for temporary investments or investments in cash equivalents.

Additionally, the fund targets, but does not guarantee, an annualized gross forward-looking 12-month yield of 6% or more for its portfolio (the "targeted yield"). The targeted yield represents the forward-looking yield of the fund's portfolio securities in the aggregate over the next 12 months, calculated before fund fees, expenses, and taxes, and does not represent the amount of distributions payable to fund shareholders. The targeted yield is based on the dividend yield of the securities in the portfolio. The fund's targeted yield is based on the securities in the portfolio in the aggregate and the fund may hold individual securities with a higher or lower individual yield than the targeted yield. The security yield data is sourced from an independent third-party data provider and made up of industry consensus yield forecasts. With respect to any REITs or other pooled investment vehicles, the dividend yield calculation includes any return of capital distributed by such security. If the forward-looking yield of the fund's portfolio falls below the targeted yield, NIMNA may sell securities and reallocate the fund's assets in an effort to maintain the targeted yield. There can be no assurance, and there is no certainty, that the fund will be able to achieve such targeted yield or any particular level of yield.

Infrastructure refers to the structures, networks, systems and facilities necessary for the operation, function, growth or development of a society or economy. NIMNA considers an infrastructure company to be a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, operation or servicing of infrastructure assets. Examples of infrastructure assets include, but are not limited to, utility assets (such as electric transmission and distribution lines, gas distribution pipelines, water pipelines and treatment facilities, and sewer facilities), energy assets (such as oil and gas pipelines, storage facilities, and other facilities used for gathering, processing, or transporting hydrocarbon products as well as contracted renewable power assets), industrials assets (such as capital goods and transportation), communication services assets (such as communication towers, data centers, fiber networks, and satellites), real estate assets (such as equity REITs) and health care assets (such as health care equipment). NIMNA seeks exposure to companies operating in industries involved with "traditional" infrastructure assets, which currently include the utilities, energy and industrials

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industries, as well as companies operating in industries involved with "non-traditional" infrastructure assets, which currently include the communication services, real estate and health care industries. The fund may have exposure to a portion or all of these industries at any given time depending on NIMNA's assessment of economic, political or regulatory occurrences affecting each infrastructure asset category. The fund's investments are concentrated (i.e., more than 25% of the fund's total assets) in the securities of issuers in the infrastructure group of industries.

The fund invests in securities of companies located throughout the world, including in the United States. Under normal market conditions, the fund will invest at least 40% of its net assets, unless market conditions are deemed unfavorable by NIMNA (and in all cases, at least 30% of its net assets), in foreign companies. The fund considers a foreign company to be a company organized or with its principal place of business in, or that has a majority of its assets or business in, or whose securities are primarily listed or traded on exchanges in, a country outside the United States. The fund will normally maintain investments in companies economically tied to a minimum of three countries, one of which may be the United States. In addition, the fund may invest up to 25% of its net assets in stocks of companies located in emerging market countries. The fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index. Certain of the fund's investments may be denominated in foreign currencies. The currency exposure of the fund's portfolio is generally unhedged to the U.S. dollar. The fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies located in a particular country or region. As of the date of this Prospectus, in addition to the United States, the fund has significant exposure to securities of companies located in the European region, particularly France.

The fund may invest in securities of companies with any market capitalization. Although not a principal strategy, the fund's investments also may include depositary receipts and exchange-traded funds (ETFs).

As part of its ongoing review of portfolio holdings, NIMNA may sell a security when NIMNA identifies that the company has weakness in its business model, increased exposure to economic, regulatory or political risk, or lower than expected dividend payments. NIMNA also may sell a security when it identifies a more promising investment opportunity.

Although not a principal investment strategy, the fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

Under adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in U.S. Treasury securities or money market instruments. When this allocation happens, the fund may not achieve its investment objective. During periods when the fund invests for temporary defensive purposes, its assets may not be concentrated in the securities of issuers in the infrastructure group of industries.

The fund is non-diversified.

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Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

The fund is subject to the following principal risks:

• Infrastructure company risk: Because the fund invests significantly in companies that are engaged in the infrastructure business, the fund is more susceptible to adverse economic, regulatory, political, legal and other changes affecting such companies. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation or unsettled capital markets, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, service interruption due to environmental, operational or other mishaps, and other factors. Additionally, infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers; service interruption and/or legal challenges due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; nationalization; and general changes in market sentiment towards infrastructure assets. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns. Companies operating in the infrastructure industry also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. In addition, natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis and wind, are inherent risks in infrastructure company operations. At times, the performance of securities of companies in the infrastructure group of industries may lag the performance of other industries or the broader market as a whole. A downturn in the infrastructure group of industries could have an adverse impact on the fund.

Specific infrastructure companies in which the fund invests may be subject to the following additional risks:

• Utilities company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company’s access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities companies are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

• Energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy infrastructure companies.

• Industrial infrastructure companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, exchange rates, import controls, worldwide competition, technological developments, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, industrial infrastructure companies focused on transportation can also be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations, as well as potentially be negatively impacted by natural disasters or terrorist attacks.

• Communication services infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

• Real estate infrastructure companies have many of the same risks as direct ownership of real estate. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates. The real estate market is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Real estate values have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real estate infrastructure companies who own or service properties of companies that are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

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• Health care infrastructure companies are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Health care infrastructure companies can be significantly affected by product liability claims, pricing pressure, rapid obsolescence of products or services, and patent expirations.

• Concentration risk: Because the fund concentrates its investments in securities of issuers in the infrastructure group of industries, the fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The fund is particularly susceptible to financial, economic, political, or market events, as well as government regulation, impacting the infrastructure group of industries. The fund is subject to the risk that: (i) its performance will be closely tied to the performance of those particular industries; (ii) its performance will be adversely impacted when such industries experience a downturn; and (iii) it will perform poorly during a slump in demand for securities of companies in such industries.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Dividend-paying stock risk: There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

• Target yield risk: The fund seeks to achieve a targeted yield, which is dependent in part on the ability of the fund's portfolio managers to allocate effectively the fund's assets. There can be no assurance, and there is no guarantee, that the actual allocations of the fund's assets will be able to meet any targeted yield or achieve any particular level of yield over time. Companies may reduce their dividends or may not raise their dividends in periods when their share prices appreciate, which will negatively impact the fund's ability to meet the target yield.  This risk is increased in periods of market appreciation. The fund's targeted yield represents the forward-looking yield of the fund's portfolio securities in the aggregate over the next 12 months, calculated before fund fees, expenses, and taxes, and does not represent the amount of distributions payable to fund shareholders. In seeking to achieve a targeted yield, the fund may forgo opportunities to buy certain securities when it might otherwise be advantageous to do so or sell securities when it might otherwise be disadvantageous for the fund to do so. Seeking a targeted yield may also cause the fund to underperform similar funds that do not seek a targeted yield.

• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. To the extent a REIT owns properties of, or makes loans to, companies concentrated in a particular industry or geographic region, the REIT will also be subject to risks affecting such industries and regions. When the fund invests in a REIT, shareholders of the fund will bear indirectly their proportionate share of the expenses of the REIT in addition to expenses of the fund.

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• Market capitalization risk (small-, mid- and large-cap stock risk): To the extent the fund emphasizes investments in small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• Foreign investment risk: Because the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems related to share registration, trade settlement, or asset custody, may result in losses for the fund. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund's shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or certain instruments, disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Management risk: The investment process and techniques used by the fund's sub-adviser could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

• European risk: To the extent the fund invests significantly in the securities of issuers located in the European region, the fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests. Any adverse economic or political events in Europe may cause the fund's investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (EU). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the Euro and/or withdraw from the EU, such as the United Kingdom's (the "U.K.'s") formal exit on January 31, 2020, which could potentially have an adverse effect on the value of the fund's investments. There is still considerable uncertainty relating to the potential consequences associated with the U.K.'s exit and whether the exit will increase the likelihood of other countries also departing the EU.

• France risk: To the extent the fund invests a significant portion of its assets in securities of French issuers, the fund will be subject to risks that are specific to France, including certain legal, regulatory, political, economic, currency and security risks. Recently, concerns have emerged in relation to the economic health of the EU. These concerns have

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led to downward pressure the economies of certain EU member states, including France. Interest rates on France's debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially result in default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services, or changes in any of the economies may cause an adverse impact on the French economy. In addition, France has been subject to acts of terrorism which has been detrimental to tourism. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products.

• Emerging market risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets, potentially making it difficult to evaluate such issuers. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Additionally, investments in these countries may have restrictions that make it difficult or impossible for the fund to exercise rights, pursue legal remedies, and obtain judgements in foreign courts. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: The net asset value of fund shares will generally fluctuate with changes in the market value of the fund's securities holdings. The market prices of fund shares will generally fluctuate in accordance with changes in the fund's net asset value and supply and demand of fund shares on the exchange. It cannot be predicted whether fund shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for fund shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the underlying portfolio trading individually or in the aggregate at any point in time. The market prices of fund shares may deviate significantly from the net asset value of fund shares during periods of market volatility. However, given that fund shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the net asset value of fund shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that fund shares normally will trade close to the fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the fund's net asset value. If an investor purchases fund shares at a time when the market price is at a premium to the net asset value of fund shares or sells at a time when the market price is at a discount to the net asset value of fund shares, then the investor may sustain losses.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares

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on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. Similar to the shares of operating companies listed on a stock exchange, fund shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the fund's shares. While the fund expects that the ability of Authorized Participants to create and redeem fund shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Limited operating history risk: The fund is recently organized with limited operating history. The fund has limited performance history for investors to evaluate and may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the fund will grow to or maintain an economically viable size, in which case the board of trustees may determine to liquidate the fund, which can be initiated without shareholder approval if the board determines it is in the best interest of shareholders. As a result, the timing of the fund’s liquidation may not be favorable to certain individual shareholders.

• Non-diversification risk: The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Non-Principal Investment Risks. In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Cash transaction risk: To the extent the fund sells portfolio securities to meet some or all of a redemption request with cash, the fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Additionally, the fund may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the fund had transacted entirely in-kind. The fund imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the fund's performance may be negatively impacted.

• Depositary receipt risk: Depositary receipts, such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt. The fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

• ETF and other investment company risk: To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many but not all cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

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• Costs of buying and selling shares risk: Investors buying or selling fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for fund shares (the "bid" price) and the price at which an investor is willing to sell fund shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for fund shares based on trading volume and market liquidity, and is generally lower if fund shares have more trading volume and market liquidity and higher if fund shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling fund shares, including bid/ask spreads, frequent trading of fund shares may significantly reduce investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can also decline unpredictably in response to overall economic conditions or credit tightening. In addition, in stressed market conditions the market for the fund's shares may become less liquid in response to deteriorating liquidity with respect to the fund's portfolio securities, which could lead to differences between the market price of the fund's shares and the net asset value of the fund's shares.

• Securities lending risk: The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Portfolio turnover risk: The fund may engage in short-term trading which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Temporary investment risk: Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and/or money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

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Management

Investment Adviser

The investment adviser for the fund is BNY Mellon ETF Investment Adviser, LLC, located at 201 Washington Street, Boston, Massachusetts 02108. The Adviser serves as investment adviser to thirteen funds, and as of December 31, 2024, oversees approximately $7.2 billion in assets. For the fiscal period ended October 31, 2024, the fund paid the Adviser a management fee at an annual rate of 0.65% of the value of the fund's average daily net assets.

The fund's management agreement provides that the Adviser will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time. Effective February 28, 2025, the Adviser has contractually agreed, until at least February 28, 2026, to assume the direct expenses of the fund so that the fund's total annual operating expenses (including acquired fund fees and expenses (if any)) (excluding payments under the fund’s 12b-1 plan (if any), interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business) do not exceed 0.55% of the fund's average daily net assets. Prior to February 28, 2026, this expense limitation agreement may only be terminated by the fund's board. On or after February 28, 2026, the Adviser may terminate this expense limitation agreement at any time.

The Adviser is an investment adviser registered with the SEC as such pursuant to the Investment Advisers Act of 1940. The Adviser is the primary ETF business, and a wholly-owned subsidiary, of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. As of December 31, 2024, BNY Mellon had $52.1 trillion in assets under custody and administration and $2.1 trillion in assets under management. BNY Mellon and BNY are the corporate brands of The Bank of New York Mellon Corporation. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com/investments.

The asset management philosophy of the Adviser is based on the belief that discipline and consistency are important to investment success. For each fund in the trust, the Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Sub-Adviser

The Adviser has engaged its affiliate, Newton Investment Management North America LLC (NIMNA), located at 201 Washington Street, Boston, MA 02108, to serve as the fund's sub-adviser. NIMNA is a wholly owned subsidiary of BNY Mellon. As of December 31, 2024, NIMNA had approximately $61.1 billion in assets under management. NIMNA, subject to the Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments.

A discussion regarding the basis for the board's approval of the fund's advisory agreement with the Adviser, and the sub-investment advisory agreement between the Adviser and NIMNA on behalf of the fund, is available in the fund's Form N-CSR filings for the periods ended April 30, 2024 and October 31, 2024.

NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services.  NIM is subject to the supervision of NIMNA and the Adviser.  NIM is also an affiliate of BNYM Investment Adviser.  NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of December 31, 2024, had approximately $39.6 billion in assets under management.  NIM is an indirect subsidiary of BNY Mellon regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the Securities and Exchange Commission as an investment adviser.  A discussion regarding the basis for the board's approving the sub-sub-investment advisory agreement between NIMNA and NIM is available in the fund's Form N-CSR filings for the periods ended April 30, 2024 and October 31, 2024.

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The Adviser has obtained from the SEC an exemptive order, upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with the Adviser without obtaining shareholder approval. The exemptive order also relieves the fund from disclosing the sub-investment advisory fee paid by the Adviser to a sub-adviser in documents filed with the SEC and provided to shareholders. The fund is required to disclose (as a dollar amount and a percentage of the fund's assets) (1) the aggregate fees paid to the Adviser and any wholly-owned sub-adviser and (2) the aggregate fees paid to affiliated (i.e., less than wholly-owned) and unaffiliated sub-advisers. The Adviser has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board. The fund's board, including a majority of the "non-interested" board members, must approve each new sub-adviser. In addition, the fund is required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.

Portfolio Managers

James A. Lydotes, CFA and Brock Campbell, CFA are the fund's primary portfolio managers.  Mr. Lydotes has been the lead primary portfolio manager and Mr. Campbell has been a primary portfolio manager of the fund since its inception in November, 2022.  Mr. Lydotes is deputy chief investment officer of equity at NIMNA.  Mr. Campbell is the head of global equity research at NIMNA.  Messrs. Lydotes and Campbell have been employed by NIMNA or a predecessor company since 2005.  Messrs. Lydotes and Campbell are jointly and primarily responsible for the day-to-day management of the fund's portfolio.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Code of Ethics

The fund, the Adviser, NIMNA, NIM and BNY Mellon Securities Corporation (BNYMSC) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Distributor and Distribution and Service Plan

BNYMSC, a wholly-owned subsidiary of BNY, serves as the fund's distributor. BNYMSC does not distribute fund shares in less than creation units, nor does it maintain a secondary market in fund shares. BNYMSC may enter into selected agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of fund shares. BNYMSC also serves as distributor for other affiliated mutual funds.

The board of trustees of the trust has adopted a distribution and service plan (Plan), pursuant to Rule 12b-1 under the 1940 Act for the fund.

Under the Plan, the fund is authorized to pay fees in connection with the sale and distribution of its shares in an amount up to 0.25% of the fund's average daily net assets each year. No payments pursuant to the Plan will be made through at least the next twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the board prior to implementation. Because these fees would be paid out of the fund's assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and will cost you more over time.

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Additional Information

Additional Purchase and Sale Information

Fund shares are listed for secondary trading on the Cboe BZX Exchange, Inc. (Cboe) and individual fund shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell fund shares in the secondary market, you will pay the secondary market price for fund shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of fund shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the fund's net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Fund shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of fund shares. The trading prices of fund shares may deviate significantly from the fund's net asset value during periods of market volatility. Given, however, that fund shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Each business day, the following information is available at www.bny.com/investments with respect to the fund: (i) information for each portfolio holding that will form the basis of the next calculation of the fund's net asset value per fund share; (ii) the fund's net asset value per fund share, market price, and premium or discount, each as of the end of the prior business day; (iii) a table showing the number of days the fund's shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing fund share premiums or discounts for the most recently completed calendar year and the most recently completed quarter since that year; (v) the fund's median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the fund's premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the fund's premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

Cboe will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (IOPV) relating to the fund. The IOPV calculations are estimates of the value of the fund's net asset value per fund share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per fund share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the net asset value, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of the fund's current portfolio. Neither the fund nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The fund does not impose any restrictions on the frequency of purchases and redemptions; however, the fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the fund's investment strategy, or whether they would cause the fund to experience increased transaction costs. The board considered that, unlike traditional mutual funds, fund shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from the fund directly, and that most trading in the fund occurs on exchanges at prevailing market prices and does not involve the fund directly. Given this structure, the board determined that it is unlikely that (a) market timing would be attempted by the fund's shareholders or (b) any attempts to market time the fund by shareholders would result in negative impact to the fund or its shareholders.

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Portfolio Holdings Disclosure

The fund's portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by the fund are disclosed on the fund's website, www.bny.com/investments.

Distributions

Each fund shareholder is entitled to the shareholder's pro rata share of the fund's income and net realized gains on the fund' s investments. The fund pays out substantially all of its net earnings to its shareholders as "distributions."

The fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to fund shareholders as "income dividend distributions." The fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. The fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of the fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as "capital gain distributions." While the fund does not intend to make distributions that would be treated as return of capital to shareholders, the fund's investment in REITs may require the fund to pay out estimated distributions that could constitute a return of capital to fund shareholders. Any return of capital to shareholders will be distributed after payment of fund fees and expenses, and should not be considered dividend income or total return of an investment in fund shares.

Income dividend distributions, if any, for the fund are generally distributed to shareholders quarterly, but may vary significantly from period to period. Net capital gains for the fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Distributions in cash may be reinvested automatically in additional whole fund shares only if the broker through whom you purchased fund shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested (unless you are investing through an IRA, retirement plan or other U.S. tax-advantaged investment plan).

Additional Tax Information

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to an investment in the fund. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the fund, or the tax consequences of an investment in the fund. An investment in the fund may have other tax implications. Please consult a tax advisor about the applicable federal, state, local, foreign or other tax laws. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Tax Status of the Fund. The fund intends to elect and intends to qualify for the special tax treatment afforded a regulated investment company ("RIC") under the Code. If the fund meets certain minimum distribution requirements, as a RIC it is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the fund fails to qualify as a RIC or to meet minimum distribution requirements, it would result in fund-level taxation if certain relief provisions were not available, and consequently a reduction in income available for distribution to shareholders. Unless you are a tax-exempt entity or your investment in the fund's shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions, you sell fund shares and you purchase or redeem Creation Units (Authorized Participants only).

Taxes on Distributions.

In general, distributions are subject to federal income tax when they are paid, whether the distributions are taken in cash or reinvested in the fund. The income dividends and short-term capital gains distributions received from the fund will be taxed as either ordinary income or qualified dividend income. Distributions from the fund's short-term capital gains are generally taxable as ordinary income. Subject to certain limitations, dividends that are reported by the fund as qualified dividend income are taxable to non-corporate shareholders at rates of up to 20%. Any distributions of the fund's net capital gains are taxable as long-term capital gain regardless of how long fund shares have been owned by an investor. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Distributions

19

in excess of the fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of the investor' basis in the fund's shares, and, in general, as capital gain thereafter.

In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend. These holding period requirements will also apply to investor ownership of fund shares. Holding periods may be suspended for these purposes for stock that is hedged. It is expected that dividends received by the fund from a REIT and distributed from the fund to a shareholder generally will not be treated as qualified dividend income. Additionally, income derived in connection with the fund's securities lending activities will not be treated as qualified dividend income.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their "net investment income," which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of fund shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the fund that are attributable to dividends received by the fund from U.S. corporations, subject to certain limitations. The fund's investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

If an investor lends fund shares pursuant to securities lending arrangements, the investor may lose the ability to treat fund dividends (paid while the fund shares are held by the borrower) as qualified dividend income. Please consult a financial intermediary or tax advisor to discuss the particular circumstances.

In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January, but declared by the fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to an investor in the calendar year in which they were declared.

A distribution will reduce the fund's net asset value per fund share and may be taxable to a shareholder as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. You should note that if you purchase shares of the fund just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and generally should be avoided by taxable investors.

The fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Foreign Currency Transactions.  The fund's transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the fund at the close of its taxable year consist of certain foreign stocks or securities, the fund may elect to "pass through" to shareholders certain foreign income taxes (including withholding taxes) paid by the fund. If the fund makes such an election, the shareholder will be considered to have received as an additional dividend the shareholder's share of such foreign taxes, but the shareholder may be entitled to either a corresponding tax deduction in calculating the shareholder's taxable income, or, subject to certain limitations, a credit in calculating the shareholder's federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not so elect, the fund will be entitled to claim a deduction for certain foreign taxes incurred by the fund. Under certain circumstances, if the fund receives a refund of foreign taxes paid in respect of a prior year, the value of fund shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the fund's foreign taxes for the current year could be reduced.

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Investments in Certain Foreign Corporations. The fund may invest in foreign entities classified as passive foreign investment companies or "PFICs" or controlled foreign corporations or "CFCs" under the Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect the fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by the fund before making an investment in the fund. Fund dividends attributable to dividends received from PFICs and CFCs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to the fund, and to the shareholders, from the fund's potential investment in PFICs and CFCs can be found in the SAI.

Taxation of REIT Investments. The fund may invest in U.S. REITs. "Qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to proposed Treasury regulations on which the fund may rely, distributions by the fund to its shareholders that are attributable to qualified REIT dividends received by the fund and which the fund properly reports as "section 199A dividends," are treated as "qualified REIT dividends" in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

REITs in which the fund invests often do not provide complete and final tax information to the fund until after the time that the fund issues a tax reporting statement. As a result, the fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the fund (or a financial intermediary, such as a broker, through which a shareholder owns shares) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Investments in REIT equity securities may require the fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The fund's investments in REIT equity securities may at other times result in the fund's receipt of cash in excess of the REIT's earnings; if the fund distributes these amounts, these distributions could constitute a return of capital to the fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will generally be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to shareholders as a capital gain distribution. Dividends received by the fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.

Taxes on Share Sales. Each sale of shares of the fund will generally be a taxable event. Assuming a shareholder holds shares of the fund as capital assets, any capital gain or loss realized upon a sale of fund shares is generally treated as long-term capital gain or loss if fund shares have been held for more than one year and as short-term capital gain or loss if fund shares have been held for one year or less, except that any capital loss on the sale of fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such fund shares. Any loss realized on a sale will be disallowed to the extent shares of the fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of such shares. The ability to deduct capital losses may be limited.

Taxes on Creations and Redemptions of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service ("IRS"), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash

21

sales" (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

When creating or redeeming Creation Units, a confirmation statement will be sent showing the number of fund shares purchased or sold with the applicable share price.

The trust, on behalf of the fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the securities different from the market value of the securities on the date of deposit. The trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the fund, the purchaser (or group of purchasers) generally will not recognize gain or loss upon the exchange of securities for Creation Units.

If the fund redeems Creation Units in cash in addition to, or in place of, the delivery of a basket of securities, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Certain Tax-Exempt Investors. The fund, if investing in certain limited real estate investments, may be required to pass through certain "excess inclusion income" and other income as "unrelated business taxable income" ("UBTI"). Prior to investing in the fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors. Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

Non-U.S. Investors. Ordinary income dividends paid by the fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, the fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and the fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of fund shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. The fund will be required in certain cases to withhold (as "backup withholding") on amounts payable to any shareholder who (1) has provided the fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Issues. The fund may be subject to tax in certain states where the fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the fund and of fund shareholders with respect to distributions by the fund may differ from federal tax treatment.

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The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the fund. It is not a substitute for personal tax advice. Consult a personal tax advisor about the potential tax consequences of an investment in the fund under all applicable tax laws.

General Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the fund. However, Rule 12d1-4 permits registered investment companies to invest in the fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the trust.

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Financial Highlights

The following financial highlights table is intended to help you understand the fund's financial performance for the fiscal periods indicated.  Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, are included in fund's annual report, which is available free, upon request.

	Year Ended October 31, 2024	For the Period From November 3, 2022[a] to October 31, 2023
Per Share Data ($):
Net asset value, beginning of period	25.70	25.00
Investment Operations:
Net investment income[b]	1.39	1.22
Net realized and unrealized gain (loss) on investments	5.58	0.65[c]
Total from Investment Operations	6.97	1.87
Distributions:
Dividends from net investment income	(1.21)	(1.13)
Return of capital	--	(0.04)
Total Distributions	(1.21)	(1.17)
Transaction Fees[b]	0.00[d]	0.00[d]
Net asset value, end of period	31.46	25.70
Market Price, end of period	31.56	25.76
Net Asset Value Total Return (%)[e]	27.52	7.33[f]
Market Price Total Return (%)[e]	27.61	7.56[f]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	0.65	0.65[g]
Ratio of net investment income to average net assets	4.74	4.46[g]
Portfolio Turnover Rate[h]	58.69	53.98
Net Assets, end of period ($ x 1,000)	37,751	14,137

a Commencement of operations.
b Based on average shares outstanding.
c In addition to net realized and unrealized gains (losses) on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund's investments.
d Amount represents less than $0.01 per share.
e Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
f The net asset value total return and the market price total return is calculated from fund inception. The inception date is the first date the fund was available on Cboe BZX Exchange, Inc.
g Annualized.
h Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

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NOTES

25

For More Information

BNY Mellon Global Infrastructure Income ETF

More information on the fund is available free upon request, including the following:

Annual/Semi-Annual Report

The fund's annual and semi-annual reports describe the fund's performance and recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's Form N-CSR contains the fund's financial statements and lists the fund's portfolio holdings. The fund's most recent annual and semi-annual reports and Form N-CSR are available at www.bny.com/investments.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.bny.com/investments and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

BNY Mellon ETF Trust discloses, at www.bny.com/investments, the identities and quantities of the securities held by the fund. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

How to Request the SAI, the Fund's Annual and Semi-Annual Reports, and Other Information about the Fund, and to Make Shareholder Inquiries

By telephone (toll-free). Call 1-833-ETF-BNYM (383-2696) (inside the U.S. only)

By mail.

BNY Mellon ETF Trust
240 Greenwich Street
New York, New York 10286

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: The EDGAR Database at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

BNY Mellon ETF Trust : www.bny.com/investments

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of shares of the fund, and, if given or made, the information or representations must not be relied upon as having been authorized by the trust or the fund. Neither the delivery of this prospectus nor any sale of shares of the fund shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus.

Dealers effecting transactions in shares of the fund, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Investment Company Act file number: 811-23477

© 2025 BNY Mellon Securities Corporation 4865P0225

BNY Mellon ETF Trust

Prospectus | February 28, 2025

BNY Mellon High Yield ETF
Ticker: BKHY

Principal U.S. Listing Exchange: NYSE Arca, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

BNY Mellon High Yield ETF	2
Fund Details

Goal and Approach	8
Investment Risks	10
Management	15
Distributor and Distribution and Service Plan	16
Index/Trademark Licenses/Disclaimers	17
Additional Information

Additional Purchase and Sale Information	17
Portfolio Holdings Disclosure	18
Distributions	18
Additional Tax Information	19
General Information	22
Financial Highlights

Financial Highlights	23
For More Information

See back cover.

1

Fund Summary

Investment Objective

The fund seeks total return consisting of capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.22%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.22%

* The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. For the fiscal year ended October 31, 2024, the fund's portfolio turnover rate was 96.25% of the average value of its portfolio.

Principal Investment Strategy

The fund seeks to provide diversified investment exposure to the U.S. high yield bond market. While the fund is not an index fund and does not attempt to replicate any index, the fund normally invests substantially all of its assets in bonds that, at the time of purchase, are included in the Bloomberg US Corporate High Yield Total Return Index (Index), ETFs providing exposure to securities included in the Index and derivatives with economic characteristics similar to such bonds, ETFs or the Index. The fund's derivatives investments may include futures, total return swaps, structured notes and credit default swap indexes, and are typically used for hedging, risk management, and liquidity purposes. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities and ETFs providing exposure to such securities. The fund's policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund considers high yield securities to be securities with ratings that qualify for inclusion in the Index.

The Index is designed to measure the U.S. dollar-denominated, high yield (junk), fixed-rate, taxable corporate bond market. Bonds included in the Index must have $150 million or more par amount outstanding and at least one year until

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final maturity. Bonds are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, the Index provider may use other sources to classify securities by credit quality. The Index may include U.S. dollar-denominated bonds issued by foreign issuers. Securities in the Index are updated on the last business day of each month.

The fund's sub-adviser, Insight North America LLC, an affiliate of the Adviser, uses a systematic investment process to select high yield securities for the fund's portfolio. The sub-adviser uses a proprietary credit model to construct a portfolio with general risk characteristics (e.g., credit rating distribution, duration and sector weightings) similar to those of the Index. In an attempt to generate a modest amount of outperformance over the Index, the sub-adviser also uses the proprietary credit model to identify opportunities to harvest income and capitalize on fallen angels (bonds initially given investment-grade ratings, but subsequently reduced to high yield), to determine appropriate weightings, based on risk and relative value signals, of individual securities for the fund's portfolio. For example, the sub-adviser may overweight against the Index individual securities identified by the credit model to have more favorable risk and relative value signals (i.e., securities identified as undervalued) and may underweight against the Index individual securities identified by the credit model to have less favorable risk and relative value signals (i.e., securities identified as overvalued). The sub-adviser will seek to ensure that the fund's exposure to securities identified with less favorable risk and relative value signals, if any, will be no greater than such securities' weights in the Index at the time of purchase.

Current fund portfolio holdings may become sell candidates if the sub-adviser believes that bonds with better risk and return characteristics become available, or if the holding no longer meets the sub-adviser's strategic or portfolio construction objectives.

The fund may, from time to time, invest a significant portion (more than 20%) of its assets in securities of companies in certain sectors and/or industries, including the consumer cyclical sector.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act).
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline.  A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk: High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make

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principal and interest payments. The prices of high yield securities can fall in response to unfavorable news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems related to share registration, trade settlement, or asset custody, may result in losses for the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund's shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Privately-issued securities risk: Privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act, are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately-issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the fund.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can also decline unpredictably in response to overall economic conditions or credit tightening. In addition, in stressed market conditions the market for the fund's shares may become less liquid in response to deteriorating liquidity with respect to the fund's portfolio securities, which could lead to differences between the market price of the fund's shares and the net asset value of the fund's shares.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Consumer cyclical sector risk:  Consumer cyclical companies rely heavily on business cycles and economic conditions. Consumer cyclical companies may be adversely affected by domestic and international economic downturns, changes in exchange and interest rates, competition, consumers' disposable income and preferences, social trends and marketing campaigns.

• Derivatives risk: A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk (lack of a liquid secondary market), credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

• Credit default swap index risk: Credit default swap indexes (CDXs) are derivative contracts that reflect the performance of an index of credit default swaps and transfer credit exposure between two parties (for example, between an exchange and the fund). The use of CDXs involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks. Further, the fund's return from investment in a CDX may not match the return of the referenced index of credit default swaps and could result in losses if the referenced index of credit default swaps does not perform as expected. Unexpected changes in the composition of the index of credit default swaps may also affect performance of the CDX. If a referenced index of credit default swaps has a dramatic intraday move that causes a material decline in the fund's net assets, the terms of the fund's CDX may permit the counterparty to immediately close out the transaction. In that

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event, the fund may be unable to enter into another CDX or otherwise achieve desired exposure, even if the referenced index of credit default swaps reverses all or a portion of its intraday move.

• Structured notes risk: Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Total return swap risk: A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the fund's portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

• Futures risk: The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The fund's use of futures contracts exposes the fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the fund has deposited or will have to deposit with a broker to maintain its futures position. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the fund's initial investment in such contracts.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such

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risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.
Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year. The table compares the average annual total returns of the fund to those of the Bloomberg US Universal Index, a broad measure of market performance, and the Bloomberg US Corporate High Yield Total Return Index, which is designed to measure the U.S. dollar-denominated, high yield (junk), fixed-rate, taxable corporate bond market. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.bny.com/investments.

Prior to July 1, 2024, the fund was an "index fund" that sought to track the performance of the Bloomberg US Corporate High Yield Total Return Index. Fund performance prior to July 1, 2024 reflects the fund's prior investment objective and investment strategy.

Year-by-Year Total Returns as of 12/31 each year (%)
During the periods shown in the chart Best Quarter 2023, Q4: 7.07 Worst Quarter 2022, Q2: (10.30)

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Average Annual Total Returns as of 12/31/24
	1 Year	Since Inception (4/22/2020)
Returns before taxes	8.07%	6.41%
Returns after taxes on distributions	4.89%	3.32%
Returns after taxes on distributions and sale of fund shares	4.72%	3.57%
Bloomberg US Corporate High Yield Total Return Index (reflects no deductions for fees, expenses or taxes)	8.19%	6.66%
Bloomberg US Universal Index (reflects no deductions for fees, expenses or taxes)*	2.04%	-0.59%

* In accordance with regulatory changes requiring the fund to compare its performance with a broad-based securities market index that represents the overall applicable market, the fund added the indicated benchmark effective October 31, 2024.

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Insight North America LLC (INA), to serve as the fund's sub-investment adviser.

Paul Benson, CFA, CAIA, Manuel Hayes, and Stephanie Shu, CFA, the primary portfolio managers of the fund, are jointly and primarily responsible for management of the fund. Each portfolio manager has been a primary portfolio

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manager of the fund since its inception in April 2020. Mr. Benson is the Head of Systematic Fixed Income at INA. Mr. Hayes is a Senior Portfolio Manager at INA. Ms. Shu is a Senior Portfolio Manager at INA.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). Recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads is available at www.bny.com/investments.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), retirement plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The fund seeks total return consisting of capital appreciation and income. The fund's investment objective may be changed by the fund's board without shareholder approval.

The fund seeks to provide diversified investment exposure to the U.S. high yield bond market. While the fund is not an index fund and does not attempt to replicate any index, the fund normally invests substantially all of its assets in bonds that, at the time of purchase, are included in the Bloomberg US Corporate High Yield Total Return Index (Index), ETFs providing exposure to securities included in the Index and derivatives with economic characteristics similar to such bonds, ETFs or the Index. The fund's derivatives investments may include futures, total return swaps, structured notes and credit default swap indexes, and are typically used for hedging, risk management, and liquidity purposes. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities and ETFs providing exposure to such securities. The fund's policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund considers high yield securities to be securities with ratings that qualify for inclusion in the Index.

The Index is designed to measure the U.S. dollar-denominated, high yield (junk), fixed-rate, taxable corporate bond market. Bonds included in the Index must have $150 million or more par amount outstanding and at least one year until final maturity. Bonds are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, the Index provider may use other sources to classify securities by credit quality. The Index may include U.S. dollar-denominated bonds issued by foreign issuers. Securities in the Index are updated on the last business day of each month.

The fund's sub-adviser, Insight North America LLC, an affiliate of the Adviser, uses a systematic investment process to select high yield securities for the fund's portfolio. The sub-adviser uses a proprietary credit model to construct a portfolio with general risk characteristics (e.g., credit rating distribution, duration and sector weightings) similar to those of the Index. In an attempt to generate a modest amount of outperformance over the Index, the sub-adviser also uses the proprietary credit model to identify opportunities to harvest income and capitalize on fallen angels (bonds initially given investment-grade ratings, but subsequently reduced to high yield), and to determine appropriate weightings, based on risk and relative value signals, of individual securities for the fund's portfolio. For example, the sub-adviser may overweight against the Index individual securities identified by the credit model to have more favorable risk and relative value signals (i.e., securities identified as undervalued) and may underweight against the Index individual securities identified by the credit model to have less favorable risk and relative value signals (i.e., securities identified as overvalued). The sub-adviser will seek to ensure that the fund's exposure to securities identified with less favorable risk and relative value signals, if any, will be no greater than such securities' weights in the Index at the time of purchase.

Current fund portfolio holdings may become sell candidates if the sub-adviser believes that bonds with better risk and return characteristics become available, or if the holding no longer meets the sub-adviser's strategic or portfolio construction objectives.

The fund may, from time to time, invest a significant portion (more than 20%) of its assets in securities of companies in certain sectors and/or industries, including the consumer cyclical sector.

The fund is classified as diversified under the 1940 Act.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

Under adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in U.S. Treasury securities or money market instruments. When this allocation happens, the fund may not achieve its investment objective.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

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The fund is not sponsored, endorsed, sold or promoted by Bloomberg Index Services Limited (Index provider) and the Index provider makes no representation regarding the advisability of investing in the fund. The Index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the Index provider. The Index provider publishes information regarding the market value of the index.

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Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.
The fund is subject to the following principal risks:

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Credit default swap index risk: Credit default swap indexes (CDXs) are derivative contracts that reflect the performance of an index of credit default swaps and transfer credit exposure between two parties (for example, between an exchange and the fund). The use of CDXs involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks. Further, the fund's return from investment in a CDX may not match the return of the referenced index of credit default swaps and could result in losses if the referenced index of credit default swaps does not perform as expected. Unexpected changes in the composition of the index of credit default swaps may also affect performance of the CDX. If a referenced index of credit default swaps has a dramatic intraday move that causes a material decline in the fund's net assets, the terms of the fund's CDX may permit the counterparty to immediately close out the transaction. In that event, the fund may be unable to enter into another CDX or otherwise achieve desired exposure, even if the referenced index of credit default swaps reverses all or a portion of its intraday move.

• Derivatives risk: A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk (lack of a liquid secondary market), credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

• Fixed-income market risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. Although the fund is expected to engage in in-kind redemptions, an unexpected increase in fund redemption requests, including requests from Authorized Participants who may own a significant percentage of the fund's shares, which

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may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell certain of its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Further, some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity.

• Fluctuation of net asset value, share premiums and discounts risk: The net asset value of fund shares will generally fluctuate with changes in the market value of the fund's securities holdings. The market prices of fund shares will generally fluctuate in accordance with changes in the fund's net asset value and supply and demand of fund shares on the exchange. It cannot be predicted whether fund shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for fund shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the underlying portfolio trading individually or in the aggregate at any point in time. The market prices of fund shares may deviate significantly from the net asset value of fund shares during periods of market volatility. However, given that fund shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the net asset value of fund shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that fund shares normally will trade close to the fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the fund's net asset value. If an investor purchases fund shares at a time when the market price is at a premium to the net asset value of fund shares or sells at a time when the market price is at a discount to the net asset value of fund shares, then the investor may sustain losses.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems related to share registration, trade settlement, or asset custody, may result in losses for the fund. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund's shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Futures risk: The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The fund's use of futures contracts exposes the fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the fund has deposited or will have to deposit with a broker to maintain its futures position. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the fund's initial investment in such contracts.

• High yield securities risk: High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to unfavorable news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During

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periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In the event that the fund were to have a negative average effective duration, the net asset value of the fund could decline in a declining interest rate environment. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can also decline unpredictably in response to overall economic conditions or credit tightening. In addition, in stressed market conditions the market for the fund's shares may become less liquid in response to deteriorating liquidity with respect to the fund's portfolio securities, which could lead to differences between the market price of the fund's shares and the net asset value of the fund's shares. Additionally, other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity can also decline unpredictably in response to overall economic conditions or credit tightening.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Management risk: The investment process and techniques used by the fund's sub-adviser could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

• Privately-issued securities risk: The fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition

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of the issuer, the fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the fund, and its value may decline as a result.

• Consumer cyclical sector risk:  The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclical sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

• Structured notes risk: Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Total return swap risk: A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the fund's portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. Similar to the shares of operating companies listed on a stock exchange, fund shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the fund's shares. While the fund expects that the ability of Authorized Participants to create and redeem fund shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

Non-Principal Investment Risk. In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Call risk:  Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Cash transaction risk: To the extent the fund sells portfolio securities to meet some or all of a redemption request with cash, the fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Additionally, the fund may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the fund had transacted entirely in-kind. The fund imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the fund's performance may be negatively impacted.

• Costs of buying and selling shares risk: Investors buying or selling fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that

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an investor is willing to pay for fund shares (the "bid" price) and the price at which an investor is willing to sell fund shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for fund shares based on trading volume and market liquidity, and is generally lower if fund shares have more trading volume and market liquidity and higher if fund shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling fund shares, including bid/ask spreads, frequent trading of fund shares may significantly reduce investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments.

• ETF risk: To the extent the fund invests in other ETFs, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other ETFs, typically reflect the risks associated with the types of instruments in which the ETFs invest. When the fund invests in an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF (including management fees) in addition to the expenses of the fund. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• Index licensing risk: It is possible that the index license, to which The Bank of New York Mellon Corporation (BNY) is the licensee and under which the Adviser or the fund is permitted to use the Index, will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the Index with another index which it considers to be appropriate in light of the investment strategy of the fund. The use of any such substitute index may have an adverse impact on the fund's performance. In the event that the Adviser is unable to identify a suitable replacement for the Index, it may determine to terminate the fund.

• Securities lending risk: The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Temporary investment risk: Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and/or money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

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Management

Investment Adviser

The investment adviser for the fund is BNY Mellon ETF Investment Adviser, LLC, located at 201 Washington Street, Boston, Massachusetts 02108. The Adviser serves as investment adviser to thirteen funds, and as of December 31, 2024, oversees approximately $7.2 billion in assets. For the fiscal year ended October 31, 2024, the fund paid the Adviser a management fee at an annual rate of 0.22% of the value of the fund's average daily net assets.

The fund's management agreement provides that the Adviser will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

The Adviser is an investment adviser registered with the SEC as such pursuant to the Investment Advisers Act of 1940. The Adviser is the primary ETF business, and a wholly-owned subsidiary, of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. As of December 31, 2024, BNY Mellon had $52.1 trillion in assets under custody and administration and $2.1 trillion in assets under management. BNY Mellon and BNY are the corporate brands of The Bank of New York Mellon Corporation. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com/investments.

The asset management philosophy of the Adviser is based on the belief that discipline and consistency are important to investment success. For each fund in the trust, the Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Sub-Adviser

The Adviser has engaged its affiliate, Insight North America LLC (INA), a wholly-owned subsidiary of BNY, to serve as the fund's sub-adviser. INA replaced Mellon Investments Corporation as sub-adviser to the fund on September 1, 2021. INA is part of a global group of affiliated investment managers providing investment advisory services under the corporate brand "Insight Investment" or "Insight". INA, located at 200 Park Avenue, New York, New York 10166, is registered with the SEC as an investment adviser. INA, subject to the Adviser's supervision and approval, provides day-to-day management of the fund's assets. As of December 31, 2024, INA managed approximately $137.9 billion of assets.

Discussions regarding the basis for the board's approvals of the fund's advisory agreement with the Adviser and the sub-investment advisory agreement between the Adviser and INA, with respect to the fund, are available in the fund's Form N-CSR filings for the periods ended April 30, 2024 and October 31, 2024.

The Adviser has obtained from the SEC an exemptive order, upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with the Adviser without obtaining shareholder approval. The exemptive order also relieves the fund from disclosing the sub-investment advisory fee paid by the Adviser to a sub-adviser in documents filed with the SEC and provided to shareholders. The fund is required to disclose (as a dollar amount and a percentage of the fund's assets) (1) the aggregate fees paid to the Adviser and any wholly-owned sub-adviser and (2) the aggregate fees paid to affiliated (i.e., less than wholly-owned) and unaffiliated sub-advisers. The Adviser has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board. The fund's board, including a majority of the "non-interested" board members, must approve each new sub-adviser. In addition, the fund is required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.

The Adviser or BNY Mellon Securities Corporation, the fund's distributor, may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services that facilitate investment in the

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fund. Such payments are separate from any 12b-1 fees and/or other expenses that may be paid by the fund. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide sub-administration and/or recordkeeping services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the Adviser's or BNY Mellon Securities Corporation's own resources to financial intermediaries that make shares of the fund available to their clients, develop new products that feature the fund, create educational content about the fund, or otherwise promote the fund or include the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the Adviser or BNY Mellon Securities Corporation also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Manuel Hayes, and Stephanie Shu, CFA, are the fund's primary portfolio managers, positions they have held with the fund since the fund's inception in April 2020. Mr. Benson is the Head of Systematic Fixed Income at INA. He has been employed by INA or a predecessor company of INA since 2005. Mr. Hayes is a Senior Portfolio Manager at INA. He has been employed by INA or a predecessor company of INA since 2009. Ms. Shu is a Senior Portfolio Manager at INA. She has been employed by INA or a predecessor company of INA since 2000.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Code of Ethics

The fund, the Adviser, INA and BNY Mellon Securities Corporation (BNYMSC) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Distributor and Distribution and Service Plan

BNYMSC, a wholly-owned subsidiary of BNY, serves as the fund's distributor. BNYMSC does not distribute fund shares in less than creation units, nor does it maintain a secondary market in fund shares. BNYMSC may enter into selected agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of fund shares. BNYMSC also serves as distributor for other affiliated mutual funds.

The board of trustees of the trust has adopted a distribution and service plan (Plan), pursuant to Rule 12b-1 under the 1940 Act for the fund.

Under the Plan, the fund is authorized to pay fees in connection with the sale and distribution of its shares in an amount up to 0.25% of the fund's average daily net assets each year. No payments pursuant to the Plan will be made through at least the next twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the board prior to implementation. Because these fees would be paid out of the fund's assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and will cost you more over time.

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Index/Trademark Licenses/Disclaimers

The Index provider is not affiliated with the trust, the Adviser, INA, BNY or any of their respective affiliates. With respect to the Index, the trust has entered into a license agreement with Bloomberg Index Services Limited pursuant to which the fund uses the Index.

"Bloomberg®" and Bloomberg US Corporate High Yield Total Return Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the Index (collectively, "Bloomberg"), and have been licensed for use for certain purposes by The Bank of New York Mellon Corporation.

The fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly. The only relationship of Bloomberg to The Bank of New York Mellon Corporation is the licensing of certain trademarks, trade names and service marks and of the Index, which is determined, composed and calculated by BISL without regard to The Bank of New York Mellon Corporation or the fund. Bloomberg has no obligation to take the needs of The Bank of New York Mellon Corporation or the owners of the fund into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the fund's customers, in connection with the administration, marketing or trading of the fund.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BNY MELLON ETF TRUST, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO.  BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR THE INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Additional Information

Additional Purchase and Sale Information

Fund shares are listed for secondary trading on the NYSE Arca, Inc. and individual fund shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell fund shares in the secondary market, you will pay the secondary market price for fund shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of fund shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the fund's net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Fund shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of fund shares. The trading prices of fund shares may deviate significantly from the fund's net asset value during periods of market volatility. Given, however, that fund shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset

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value should not be sustained over long periods. Each business day, the following information is available at www.bny.com/investments with respect to the fund: (i) information for each portfolio holding that will form the basis of the next calculation of the fund's net asset value per fund share; (ii) the fund's net asset value per fund share, market price, and premium or discount, each as of the end of the prior business day; (iii) a table showing the number of days the fund's shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing fund share premiums or discounts for the most recently completed calendar year and the most recently completed quarter since that year; (v) the fund's median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the fund's premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the fund's premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

NYSE Arca, Inc. will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (IOPV) relating to the fund. The IOPV calculations are estimates of the value of the fund's net asset value per fund share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per fund share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the net asset value, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of the fund's current portfolio. Neither the fund nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The fund does not impose any restrictions on the frequency of purchases and redemptions; however, the fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the fund's investment strategy, or whether they would cause the fund to experience increased transaction costs. The board considered that, unlike traditional mutual funds, fund shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from the fund directly, and that most trading in the fund occurs on exchanges at prevailing market prices and does not involve the fund directly. Given this structure, the board determined that it is unlikely that (a) market timing would be attempted by the fund's shareholders or (b) any attempts to market time the fund by shareholders would result in negative impact to the fund or its shareholders.

Portfolio Holdings Disclosure

The fund's portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by the fund are disclosed on the fund's website, www.bny.com/investments.

Distributions

Each fund shareholder is entitled to the shareholder's pro rata share of the fund's income and net realized gains on the fund' s investments. The fund pays out substantially all of its net earnings to its shareholders as "distributions."

The fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to fund shareholders as "income dividend distributions." The fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. The fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of the fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as "capital gain distributions."

Income dividend distributions, if any, for the fund are generally distributed to shareholders monthly, but may vary significantly from period to period. Net capital gains for the fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").

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If you buy shares of the fund when it has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Distributions in cash may be reinvested automatically in additional whole fund shares only if the broker through whom you purchased fund shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested (unless you are investing through an IRA, retirement plan or other U.S. tax-advantaged investment plan).

Additional Tax Information

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to an investment in the fund. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the fund, or the tax consequences of an investment in the fund. An investment in the fund may have other tax implications. Please consult a tax advisor about the applicable federal, state, local, foreign or other tax laws. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Tax Status of the Fund. The fund has elected and intends to qualify each year for the special tax treatment afforded a regulated investment company ("RIC") under the Code. If the fund meets certain minimum distribution requirements, as a RIC it is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the fund fails to qualify as a RIC or to meet minimum distribution requirements, it would result in fund-level taxation if certain relief provisions were not available, and consequently a reduction in income available for distribution to shareholders. Unless you are a tax-exempt entity or your investment in the fund's shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions, you sell fund shares and you purchase or redeem Creation Units (Authorized Participants only).

Taxes on Distributions. In general, distributions are subject to federal income tax when they are paid, whether the distributions are taken in cash or reinvested in the fund. The income dividends received from the fund will be taxed as either ordinary income or qualified dividend income. Distributions from the fund's short-term capital gains are generally taxable as ordinary income. Subject to certain limitations, dividends that are reported by the fund as qualified dividend income are taxable to non-corporate shareholders at rates of up to 20%. Any distributions of the fund's net capital gains are taxable as long-term capital gain regardless of how long fund shares have been owned by an investor. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Distributions in excess of the fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of the investor' basis in the fund's shares, and, in general, as capital gain thereafter.

In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to investor ownership of fund shares. Holding periods may be suspended for these purposes for stock that is hedged. Because the fund's income consists primarily of interest income, the fund expects that it will not be able to distribute dividends eligible to be treated as qualified dividend income. Additionally, income derived in connection with the fund's securities lending activities (if any) will not be treated as qualified dividend income.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their "net investment income," which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of fund shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the fund that are attributable to dividends received by the fund from U.S. corporations, subject to certain limitations. Because the fund's income consists primarily of interest income, the fund expects that it will not be able to distribute dividends eligible for the dividends-received deduction for corporations.

19

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC's total "Section 163(j) Interest Dividend" for a tax year is limited to the excess of the RIC's business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder's interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder's interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service ("IRS").

In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January, but declared by the fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to an investor in the calendar year in which they were declared. The fund will inform shareholders of the amount of any ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

Distributions of capital gain and distributions of net investment income received shortly after the purchase of shares reduce the NAV of the fund's shares by the amount of the distribution. If you purchase shares just prior to a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you are taxed on the distribution even though, as an economic matter, the distribution represents a return of your investment. This is known as "buying a dividend" and generally should be avoided by taxable investors.

The fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Derivatives and Other Complex Securities. The fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect the fund's ability to qualify as a RIC, affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund and/or defer the fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the fund. Additional information pertaining to the potential tax consequences to the fund, and to the shareholders, from the fund's potential investment in in complex securities can be found in the SAI. Please consult a personal tax advisor regarding the application of these rules.

Foreign Currency Transactions. The fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the fund at the close of its taxable year consist of certain foreign stocks or securities, the fund may elect to "pass through" to shareholders certain foreign income taxes (including withholding taxes) paid by the fund. If the fund in which a shareholder holds fund shares makes such an election, the shareholder will be considered to have received as an additional dividend the shareholder's share of such foreign taxes, but the shareholder may be entitled to either a corresponding tax deduction in calculating the shareholder's taxable income, or, subject to certain limitations, a credit in calculating the shareholder's federal income tax. If the fund does not so elect, the fund will be entitled to claim a deduction for certain foreign taxes incurred by the fund. Under certain circumstances, if the fund receives a refund of foreign taxes paid in respect of a prior year, the value of fund shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the fund's foreign taxes for the current year could be reduced.

Investments in Certain Foreign Corporations. A fund may invest in foreign entities classified as passive foreign investment companies or "PFICs" or controlled foreign corporations or "CFCs" under the Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect a fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by a fund before making an investment in such fund. Fund dividends attributable to dividends received from PFICs and CFCs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax

20

consequences to the fund, and to the shareholders, from the fund's potential investment in PFICs and CFCs can be found in the SAI.

Taxes on Share Sales. Each sale of shares of the fund will generally be a taxable event. To the extent a shareholder holds fund shares as capital assets, any gain or loss realized upon a sale of fund shares is generally treated as long-term capital gain or loss if fund shares have been held for more than one year and as short-term capital gain or loss if fund shares have been held for one year or less, except that any capital loss on the sale of fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such fund shares. Any loss realized on a sale will be disallowed to the extent shares of the fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of such shares. The ability to deduct capital losses may be limited.

Taxes on Creations and Redemptions of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon a redemption or creation of Creation Units will be treated as long-term capital gain or loss if the applicable fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable fund shares (or securities surrendered) have been held for one year or less.

When creating or redeeming Creation Units, a confirmation statement showing the number of fund shares purchased or sold and at what price will be sent.

The trust, on behalf of the fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the securities different from the market value of the securities on the date of deposit. The trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

If the fund redeems Creation Units in cash in addition to, or in place of, the delivery of a basket of securities, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Certain Tax-Exempt Investors. A fund, if investing in certain limited real estate investments and other publicly traded partnerships, may be required to pass through certain "excess inclusion income" and other income as "unrelated business taxable income" (UBTI). Prior to investing in a fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors. Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

Non-U.S. Investors. Ordinary income dividends paid by the fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, the fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and the fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of fund shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign

21

government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. The fund will be required in certain cases to withhold (as "backup withholding") on amounts payable to any shareholder who (1) has provided the fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Issues. The fund may be subject to tax in certain states where the fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the fund and of fund shareholders with respect to distributions by the fund may differ from federal tax treatment.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the fund. It is not a substitute for personal tax advice. Consult a personal tax advisor about the potential tax consequences of an investment in the fund under all applicable tax laws.

More information with respect to taxes is in the SAI.

General Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the fund. However, Rule 12d1-4 permits registered investment companies to invest in the fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the trust.

22

Financial Highlights

The following financial highlights table is intended to help you understand the fund's financial performance for the fiscal periods indicated.  Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, are included in fund's annual report, which is available free, upon request.

	Year Ended October 31,				For the Period From April 24, 2020[a] to October 31, 2020
	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	44.59	45.83	56.23	54.06	50.00
Investment Operations:
Net investment income[b]	3.56	3.53	2.76	2.80	1.70
Net realized and unrealized gain (loss) on investments	3.46	(0.67)	(9.25)	2.66	3.74
Total from Investment Operations	7.02	2.86	(6.49)	5.46	5.44
Distributions:
Dividends from net investment income	(3.43)	(4.10)	(2.93)	(2.87)	(1.38)
Dividends from net realized gain on investments	--	--	(0.98)	(0.42)	--
Total Distributions	(3.43)	(4.10)	(3.91)	(3.29)	(1.38)
Transaction fees[b]	0.00[c]	--	--	--	--
Net asset value, end of period	48.18	44.59	45.83	56.23	54.06
Market Price, end of period	48.15	44.61	45.76	56.24	54.08
Net Asset Value Total Return (%)[d]	16.19	6.30	(12.09)	10.27	10.94
Market Price Total Return (%)[d]	16.07	6.53	(12.26)	10.25	10.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	0.22[e]	0.22[e]	0.22[e]	0.22[e]	0.22[f]
Ratio of net investment income to average net assets	7.53[e]	7.60[e]	5.51[e]	4.98[e]	6.06[f]
Portfolio Turnover Rate[g]	96.25	39.89	35.81	61.03	39.43
Net Assets, end of period ($ x 1,000)	342,090	53,512	50,416	47,793	54,062

a Commencement of operations.
b Based on average shares outstanding.
c Amount represents less than $0.01 per share.
d Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
e Amounts do not include the expenses of the underlying fund.
f Annualized.
g Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

23

NOTES

24

NOTES

25

For More Information

BNY Mellon High Yield ETF

More information on the fund is available free upon request, including the following:

Annual/Semi-Annual Report

The fund's annual and semi-annual reports describe the fund's performance and recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's Form N-CSR contains the fund's financial statements and lists the fund's portfolio holdings. The fund's most recent annual and semi-annual reports and Form N-CSR are available at www.bny.com/investments.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.bny.com/investments and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

BNY Mellon ETF Trust discloses, at www.bny.com/investments, the identities and quantities of the securities held by the fund. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

How to Request the SAI, the Fund's Annual and Semi-Annual Reports, and Other Information about the Fund, and to Make Shareholder Inquiries

By telephone (toll-free). Call 1-833-ETF-BNYM (383-2696) (inside the U.S. only)

By mail.

BNY Mellon ETF Trust
240 Greenwich Street
New York, New York 10286

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: The EDGAR Database at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

BNY Mellon ETF Trust : www.bny.com/investments

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of shares of the fund, and, if given or made, the information or representations must not be relied upon as having been authorized by the trust or the fund. Neither the delivery of this prospectus nor any sale of shares of the fund shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus.

Dealers effecting transactions in shares of the fund, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Investment Company Act file number: 811-23477

© 2025 BNY Mellon Securities Corporation 4858P0225

BNY Mellon ETF Trust

Prospectus | February 28, 2025

BNY Mellon US Large Cap Core Equity ETF Ticker: BKLC
BNY Mellon US Mid Cap Core Equity ETF Ticker: BKMC
BNY Mellon US Small Cap Core Equity ETF Ticker: BKSE
BNY Mellon International Equity ETF Ticker: BKIE
BNY Mellon Emerging Markets Equity ETF Ticker: BKEM
BNY Mellon Core Bond ETF Ticker: BKAG

Principal U.S. Listing Exchange: NYSE Arca, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summaries

BNY Mellon US Large Cap Core Equity ETF	1
BNY Mellon US Mid Cap Core Equity ETF	6
BNY Mellon US Small Cap Core Equity ETF	11
BNY Mellon International Equity ETF	16
BNY Mellon Emerging Markets Equity ETF	23
BNY Mellon Core Bond ETF	30
Fund Details

Goal and Approach	36
Investment Risks	43
Management	55
Distributor and Distribution and Service Plan	56
Index/Trademark Licenses/Disclaimers	57
Additional Information

Additional Purchase and Sale Information	58
Portfolio Holdings Disclosure	59
Distributions	59
Additional Tax Information	59
General Information	63
Financial Highlights

Financial Highlights	64
For More Information

See back cover.

Fund Summary

BNY Mellon US Large Cap Core Equity ETF
Investment Objective

The fund seeks to track the performance of the Solactive GBS United States 500 Index TR.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.00%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.00%

* The fund's management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business. The fund's management agreement also provides that the Adviser will pay all acquired fund fees and expenses.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$0	$0	$0	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. For the fiscal year ended October 31, 2024, the fund's portfolio turnover rate was 16.00% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the Solactive GBS United States 500 Index TR (index). Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization U.S. companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. The fund considers large-capitalization companies to be companies with market capitalizations within the range of market capitalization of the companies included in the index. As of December 31, 2024, the full market capitalization range of companies included in the index was $950 million to $3.70 trillion. The fund considers a U.S. company to be a company whose securities are listed on a U.S. stock market.

1

The Solactive GBS United States 500 Index TR is a free float market capitalization weighted index designed to measure the performance of 500 of the largest companies listed on U.S. stock markets. The index's universe of eligible securities includes common stock and shares of real estate investment trusts (REITs) listed on the New York Stock Exchange, NYSE Market LLC, NYSE Arca, NASDAQ, Investors Exchange, or BATS Exchange, traded in U.S. dollars, and that meet certain tradability requirements. At each reconstitution, eligible securities are ranked by total market capitalization in descending order. All securities ranked in the top 425 are selected for inclusion in the index and current index constituents with a rank from 426 to 600 are selected until the total number of companies in the index equals 500. If the total number of companies is below 500, the highest-ranking remaining securities are selected until 500 is reached. The index reconstitutes quarterly in February, May, August, and November. As of December 31, 2024, the index was comprised of 503 securities. Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

In seeking to track the index, the fund's assets may be concentrated in (i.e., more than 25% of the fund's assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. As of December 31, 2024, approximately 44.33% of the index consisted of securities of issuers in the information technology sector.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Indexing strategy risk: The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by, among other things, the fund's expenses, changes in securities markets, changes in the composition of the index, the manner in which the total return of the fund's index is calculated, the size of the fund's portfolio, and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Large-cap stock risk: The fund may underperform funds that invest primarily in the stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small- and mid-capitalization companies.

• Concentration risk: The fund will concentrate its investments (i.e., invest more than 25% its total assets) in a particular industry or group of industries to approximately the same extent that the index is concentrated. To the extent the fund concentrates in a particular industry or group of industries, it will be more susceptible to economic conditions and risks affecting those industries.

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• Information technology companies risk:  The information technology sector has been among the most volatile sectors of the stock market.  Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.  Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.  Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled.

• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. To the extent a REIT owns properties of, or makes loans to, companies concentrated in a particular industry or geographic region, the REIT will also be subject to risks affecting such industries and regions. When the fund invests in a REIT, shareholders of the fund will bear indirectly their proportionate share of the expenses of the REIT in addition to expenses of the fund.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such

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risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk: To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund's invested assets are diversified.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year. The table compares the average annual total returns of the fund to those of different broad measures of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.bny.com/investments.

The fund's investment objective changed effective November 15, 2023. Fund performance prior to November 15, 2023, reflects the fund's prior investment objective of seeking to track the performance, before fees and expenses, of the Morningstar® US Large Cap IndexSM.

Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2023, Q4: 12.46 Worst Quarter 2022, Q2: (17.12)

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/24
	1 Year	Since Inception (4/07/2020)
Returns before taxes	25.55%	20.20%
Returns after taxes on distributions	24.91%	19.74%
Returns after taxes on distributions and sale of fund shares	15.11%	16.30%
Solactive GBS United States 500 Index TR (reflects no deductions for fees, expenses or taxes)	25.58%	20.20%
S&P 500® Index(1) (reflects no deductions for fees, expenses or taxes)	25.02%	20.11%

(1) In accordance with regulatory changes requiring the fund to compare its performance with a broad-based securities market index that represents the overall applicable market, the fund added the indicated benchmark effective October 31, 2024.

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund's sub-adviser.

David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith are the fund's primary portfolio managers, positions they have held since October 2020. Messrs. France, Frysinger and Stoll and

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Ms. Sheremeta are each a Senior Vice President and Senior Portfolio Manager at Mellon. Ms. Walker Smith is a Senior Director and Head of Equity Index Portfolio Management at Mellon. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). Recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads is available at www.bny.com/investments.

Tax Information

The fund's distributions are taxable as qualified dividend income, ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), retirement plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Summary

BNY Mellon US Mid Cap Core Equity ETF
Investment Objective

The fund seeks to track the performance of the Solactive GBS United States 400 Index TR.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.04%

* The fund's management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. For the fiscal year ended October 31, 2024, the fund's portfolio turnover rate was 93.63% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the Solactive GBS United States 400 Index TR (index). Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of medium-capitalization U.S. companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. The fund considers medium-capitalization companies to be companies with market capitalizations within the range of market capitalization of companies included in the index. As of December 31, 2024, the full market capitalization range of companies included in the index was $506 million to $20.64 billion. The fund considers a U.S. company to be a company whose securities are listed on a U.S. stock market.

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The Solactive GBS United States 400 Index TR is a free float market capitalization weighted index designed to measure the performance of 400 mid-capitalization companies listed on U.S. stock markets. The index’s universe of eligible securities includes common stock and shares of real estate investment trusts (REITs) listed on the New York Stock Exchange, NYSE Market LLC, NYSE Arca, NASDAQ, Investors Exchange, or BATS Exchange, traded in U.S. dollars, and that meet certain tradability requirements. Securities included in the Solactive GBS United States 500 Index TR, an index designed to measure the performance of 500 of the largest companies listed on U.S. stock markets, are not eligible for inclusion. At each reconstitution, eligible securities are ranked by total market capitalization in descending order. All securities ranked in the top 340 are selected for inclusion in the index and current index constituents with a rank from 341 to 480 are selected until the total number of companies in the index equals 400. If the total number of companies is below 400, the highest-ranking remaining securities are selected until 400 is reached. The index reconstitutes quarterly in February, May, August, and November. As of December 31, 2024, the index was comprised of 406 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

In seeking to track the index, the fund's assets may be concentrated in (i.e., more than 25% of the fund's assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. As of December 31, 2024, approximately 22.02% of the index consisted of securities of issuers in the industrial sector and approximately 21.42% of the index consisted of securities of issuers in the financials sector.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Indexing strategy risk: The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by, among other things, the fund's expenses, changes in securities markets, changes in the composition of the index, the manner in which the total return of the fund's index is calculated, the size of the fund's portfolio, and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Midsize company risk: Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of midsize companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Industrials companies risk: The industrial sector can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, exchange

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rates, import controls, worldwide competition, technological developments, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

• Financials sector risk: Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets and cause certain financial services companies to incur large losses.

• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. To the extent a REIT owns properties of, or makes loans to, companies concentrated in a particular industry or geographic region, the REIT will also be subject to risks affecting such industries and regions. When the fund invests in a REIT, shareholders of the fund will bear indirectly their proportionate share of the expenses of the REIT in addition to expenses of the fund.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial

8

market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk: To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund's invested assets are diversified.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year. The table compares the average annual total returns of the fund to those of different broad measures of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.bny.com/investments.

The fund's investment objective changed effective November 15, 2023. Fund performance prior to November 15, 2023, reflects the fund’s prior investment objective of seeking to track the performance, before fees and expenses, of the Morningstar® US Mid Cap IndexSM.

Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2023, Q4: 14.06 Worst Quarter 2022, Q2: (15.87)

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/24
	1 Year	Since Inception (4/07/2020)
Returns before taxes	13.96%	17.89%
Returns after taxes on distributions	13.22%	17.38%
Returns after taxes on distributions and sale of fund shares	8.25%	14.33%
Solactive GBS United States 400 Index TR (reflects no deductions for fees, expenses or taxes)	13.95%	17.71%
S&P Composite 1500® Index(1) (reflects no deductions for fees, expenses or taxes)	23.95%	20.03%

(1) In accordance with regulatory changes requiring the fund to compare its performance with a broad-based securities market index that represents the overall applicable market, the fund added the indicated benchmark effective October 31, 2024.

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Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund's sub-adviser.

David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith are the fund's primary portfolio managers, positions they have held since October 2020. Messrs. France, Frysinger and Stoll and Ms. Sheremeta are each a Senior Vice President and Senior Portfolio Manager at Mellon. Ms. Walker Smith is a Senior Director and Head of Equity Index Portfolio Management at Mellon. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). Recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads is available at www.bny.com/investments.

Tax Information

The fund’s distributions are taxable as qualified dividend income, ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), retirement plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Summary

BNY Mellon US Small Cap Core Equity ETF
Investment Objective

The fund seeks to track the performance of the Solactive GBS United States 600 Index TR.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.04%

* The fund's management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. For the fiscal year ended October 31, 2024, the fund's portfolio turnover rate was 66.34% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the Solactive GBS United States 600 Index TR (index). Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization U.S. companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. The fund considers small-capitalization companies to be companies with market capitalizations within the range of market capitalization of companies included in the index. As of December 31, 2024, the full market capitalization range of companies included in the index was $328 million to $8.64 billion. The fund considers a U.S. company to be a company whose securities are listed on a U.S. stock market.

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The Solactive GBS United States 600 Index TR is a free float market capitalization weighted index designed to measure the performance of 600 small-capitalization companies listed on U.S. stock markets. The index's universe of eligible securities includes common stock and shares of real estate investment trusts (REITs) listed on the New York Stock Exchange, NYSE Market LLC, NYSE Arca, NASDAQ, Investors Exchange, or BATS Exchange, traded in U.S. dollars, and that meet certain tradability requirements. Securities included in the Solactive GBS United States 500 Index TR, an index designed to measure the performance of 500 of the largest companies listed on U.S. stock markets, or the Solactive GBS United States 400 Index TR, an index designed to measure the performance of 400 mid-capitalization companies listed on U.S. stock markets, are not eligible for inclusion. At each reconstitution, eligible securities are ranked by total market capitalization in descending order. All securities ranked in the top 510 are selected for inclusion in the index and current index constituents with a rank from 511 to 720 are selected until the total number of companies in the index equals 600. If the total number of companies is below 600, the highest-ranking remaining securities are selected until 600 is reached. The index reconstitutes quarterly in February, May, August, and November. As of December 31, 2024, the index was comprised of 598 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

In seeking to track the index, the fund's assets may be concentrated in (i.e., more than 25% of the fund's assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. As of December 31, 2024, approximately 24.67% of the index consisted of securities of issuers in the financials sector and 21.55% of the index consisted of securities of issuers in the industrial sector.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Indexing strategy risk: The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by, among other things, the fund's expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, the manner in which the total return of the fund's index is calculated, the size of the fund's portfolio, and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Small company risk: Small companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

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• Financials sector risk: Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets and cause certain financial services companies to incur large losses.

• Industrials companies risk: The industrial sector can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, exchange rates, import controls, worldwide competition, technological developments, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. To the extent a REIT owns properties of, or makes loans to, companies concentrated in a particular industry or geographic region, the REIT will also be subject to risks affecting such industries and regions. When the fund invests in a REIT, shareholders of the fund will bear indirectly their proportionate share of the expenses of the REIT in addition to expenses of the fund.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income

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markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk: To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund's invested assets are diversified.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year. The table compares the average annual total returns of the fund to those of different broad measures of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.bny.com/investments.

The fund's investment objective changed effective November 15, 2023. Fund performance prior to November 15, 2023, reflects the fund's prior investment objective of seeking to track the performance, before fees and expenses, of the Morningstar® US Small Cap IndexSM.

Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2023, Q4: 15.67 Worst Quarter 2022, Q2: (16.42)

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/24
	1 Year	Since Inception (4/07/2020)
Returns before taxes	9.64%	17.64%
Returns after taxes on distributions	8.92%	17.12%
Returns after taxes on distributions and sale of fund shares	5.68%	14.11%
Solactive GBS United States 600 Index TR (reflects no deductions for fees, expenses or taxes) (1)	9.66%	19.26%
S&P Composite 1500® Index (1) (reflects no deductions for fees, expenses or taxes)	23.95%	20.03%

(1) In accordance with regulatory changes requiring the fund to compare its performance with a broad-based securities market index that represents the overall applicable market, the fund added the indicated benchmark effective October 31, 2024.

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Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund's sub-adviser.

David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith are the fund's primary portfolio managers, positions they have held since October 2020. Messrs. France, Frysinger and Stoll and Ms. Sheremeta are each a Senior Vice President and Senior Portfolio Manager at Mellon. Ms. Walker Smith is a Senior Director and Head of Equity Index Portfolio Management at Mellon. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). Recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads is available at www.bny.com/investments.

Tax Information

The fund's distributions are taxable as qualified dividend income, ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), retirement plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

15

Fund Summary

BNY Mellon International Equity ETF
Investment Objective

The fund seeks to track the performance of the Solactive GBS Developed Markets ex United States Large & Mid Cap USD Index NTR.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.04%

* The fund's management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expense, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. For the fiscal year ended October 31, 2024, the fund's portfolio turnover rate was 16.58% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the Solactive GBS Developed Markets ex United States Large & Mid Cap USD Index NTR (index), depositary receipts based on securities comprising the index, exchange-traded funds (ETFs) providing exposure to such securities, and derivatives with economic characteristics similar to such securities or the index. The fund's derivatives investments may include futures, currency forwards, total return swaps and structured notes. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. Depositary receipts are considered equity securities for purposes of the 80% investment policy.

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The Solactive GBS Developed Markets ex United States Large & Mid Cap USD Index NTR is a free float market capitalization weighted index designed to measure the performance of developed market (excluding the United States) large- and mid-capitalization companies. The index's universe of eligible securities includes equity securities issued by developed market companies (excluding the United States), listed on a developed market exchange, and that meet certain tradability requirements. Securities included in the index may be denominated in foreign currencies. To determine if a company is a developed market company, the index considers the company's country of primary listing, incorporation, domicile, and risk. At each reconstitution, eligible securities are ranked by total market capitalization in descending order and securities representing approximately the top 85% free float market capitalization of each developed market country are included in the index. As of December 31, 2024, the index considers the following countries to be developed market countries (excluding the United States): Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The index reconstitutes semi-annually in May and November. As of December 31, 2024, the index was comprised of 977 securities. Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

In seeking to track the index, the fund's assets may be concentrated in (i.e., more than 25% of the fund's assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. In addition, a significant portion of the fund's assets will generally be focused in a country or region to the extent the index is focused in a particular country or region. As of December 31, 2024, approximately 24.84% of the index consisted of securities of issuers in the financials sector. Additionally, as of December 31, 2024, the index had significant exposure to issuers located in Japan and the European region.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Indexing strategy risk: The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by, among other things, the fund's expenses, changes in securities markets, changes in the composition of the index, the manner in which the total return of the fund's index is calculated, the size of the fund's portfolio, and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Large-cap stock risk: The fund may underperform funds that invest primarily in the stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small- and mid-capitalization companies. A company with a large market capitalization relative to the market in a particular country

17

or region may not have a large capitalization relative to the market in another country or region or the global market generally.

• Midsize company risk: Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of midsize companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Foreign investment risk: The fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems related to share registration, trade settlement, or asset custody, may result in losses and/or may impact the correlation between the fund and index performance. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Foreign currency risk: Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Japan risk: To the extent the fund has significant exposure to Japanese companies, the fund's performance will be influenced by political, social and economic factors affecting Japan. From the late 1990's, Japan's economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. The Japanese economy is more dependent on international trade than the United States, and can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners.

• European risk: To the extent the fund invests significantly in securities issued by European companies, the fund's performance will be influenced by political, social and economic factors affecting the European region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A significant number of countries in Europe are member states in the ("EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies including money supply and official interest rates for the Euro is exercised by the European Central Bank. The European sovereign debt crisis and the related austerity measures in certain countries have had, and continue to have, a significant impact on the economies of certain European countries and their future economic outlooks. Further, political or economic disruptions in European countries, even in countries in which the fund is not invested, may adversely affect security values and thus the fund’s holdings. There is particular uncertainty regarding the state of the EU following the United Kingdom's ("U.K.") exit from the EU ("Brexit"). On January 31, 2020, the U.K. formally withdrew from the EU and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement on December 31, 2020. The agreement governs the new relationship between the U.K. and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the U.K.'s exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the fund's investments.

• Financials sector risk: Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may

18

cause an adverse impact in a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets and cause certain financial services companies to incur large losses.

• ADR risk: ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

• ETF risk: To the extent the fund invests in ETFs, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other ETFs typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Derivatives risk: A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk (lack of a liquid secondary market), credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

• Futures risk: The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The fund's use of futures contracts exposes the fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the fund has deposited or will have to deposit with a broker to maintain its futures position. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the fund's initial investment in such contracts.

• Currency forward risk: Currency forward contracts are derivative instruments pursuant to a contract with a counterparty to buy or sell a specific currency at a future date at a price set at the time of the contract. Not all forward contracts require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. Foreign currency forward transactions include risks associated with fluctuations in foreign currency.

• Structured notes risk: Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Total return swap risk: A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the fund's portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with

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total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk: To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund's invested assets are diversified.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year. The table compares the average annual total returns of the fund to those of different broad measures of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.bny.com/investments.

The fund's investment objective changed effective November 15, 2023. Fund performance prior to November 15, 2023, reflects the fund’s prior investment objective of seeking to track the performance, before fees and expenses, of the Morningstar® Developed Markets ex-US Large Cap IndexSM.

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Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2022, Q4: 16.53 Worst Quarter 2022, Q2: (14.59)

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/24
	1 Year	Since Inception (4/22/2020)
Returns before taxes	4.88%	11.40%
Returns after taxes on distributions	3.52%	10.60%
Returns after taxes on distributions and sale of fund shares	2.90%	8.95%
Solactive GBS Developed Markets ex United States Large & Mid Cap USD Index NTR (reflects no deductions for fees or expenses)	4.77%	10.97%
MSCI EAFE Index (1) (reflects no deductions for fees, expenses or taxes)®	3.82%	10.60%

(1) In accordance with regulatory changes requiring the fund to compare its performance with a broad-based securities market index that represents the overall applicable market, the fund added the indicated benchmark effective October 31, 2024.

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund's sub-adviser.

David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith are the fund's primary portfolio managers, positions they have held since October 2020. Messrs. France, Frysinger and Stoll and Ms. Sheremeta are each a Senior Vice President and Senior Portfolio Manager at Mellon. Ms. Walker Smith is a Senior Director and Head of Equity Index Portfolio Management at Mellon. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). Recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads is available at www.bny.com/investments.

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Tax Information

The fund's distributions are taxable as qualified dividend income, ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), retirement plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Summary

BNY Mellon Emerging Markets Equity ETF
Investment Objective

The fund seeks to track the performance of the Solactive GBS Emerging Markets Large & Mid Cap USD Index NTR.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.11%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.11%

* The fund's management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$11	$35	$62	$141

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. For the fiscal year ended October 31, 2024, the fund's portfolio turnover rate was 30.80% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the Solactive GBS Emerging Markets Large & Mid Cap USD Index NTR (index), depositary receipts based on securities comprising the index, exchange-traded funds (ETFs) providing exposure to such securities, and derivatives with economic characteristics similar to such securities or the index. The fund's derivatives investments may include futures, currency forwards, total return swaps and structured notes. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. Depositary receipts are considered equity securities for purposes of the 80% investment policy. The fund considers emerging market countries to be countries included in the index.

The Solactive GBS Emerging Markets Large & Mid Cap USD Index NTR is a free float market capitalization weighted index designed to measure the performance of emerging market large- and mid-capitalization companies. The index's

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universe of eligible securities includes equity securities issued by emerging market companies, listed on a developed or emerging market exchange, and that meet certain tradability and foreign investment limitation requirements. Securities included in the index may be denominated in foreign currencies. To determine if a company is an emerging market company, the index considers the company's country of primary listing, incorporation, domicile, and risk. At each reconstitution, eligible securities are ranked by total market capitalization in descending order and securities representing approximately the top 85% free float market capitalization of each emerging market country are included in the index. As of December 31, 2024, the index considers the following countries to be emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Philippines, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and United Arab Emirates. The index reconstitutes semi-annually in May and November. As of December 31, 2024, the index was comprised of 2,002 securities.

Under normal circumstances, in seeking to track the index's performance, the fund generally purchases a representative sample of the securities comprising the index. By using a sampling process, the fund typically will not invest in all of the securities in the index. The fund may also fully replicate the index when determined to be in the best interest of the fund in pursuing its objective.

In seeking to track the index, the fund's assets may be concentrated in (i.e., more than 25% of the fund's assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. In addition, a significant portion of the fund's assets will generally be focused in a country or region to the extent the index is focused in a particular country or region. As of December 31, 2024, approximately 33.55% of the index consisted of securities of issuers in the information technology sector and approximately 24.33% of the index consisted of securities of issuers in the financials sector. Additionally, as of December 31, 2024, the index had significant exposure to issuers located in China, India and the Asian region.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Indexing strategy risk: The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by, among other things, the fund's expenses, changes in securities markets, changes in the composition of the index, the manner in which the total return of the fund's index is calculated, the size of the fund's portfolio, and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Large-cap stock risk: The fund may underperform funds that invest primarily in the stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small- and mid-capitalization companies. A company with a large market capitalization relative to the market in a particular country or region may not have a large capitalization relative to the market in another country or region or the global market generally.

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• Midsize company risk: Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of midsize companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Index sampling risk:  The use of sampling techniques by the sub-adviser, Mellon, may result in the fund holding a smaller number of securities than are in the index. The sampling techniques used by the sub-adviser to select the securities in which the fund invests may not track the index the same as if the fund were replicating the index and may result in investment performance that differs from the index.

• Foreign investment risk: The fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems related to share registration, trade settlement, or asset custody, may result in losses and/or may impact the correlation between the fund and index performance. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Emerging market risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets, potentially making it difficult to evaluate such issuers. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Additionally, investments in these countries may have restrictions that make it difficult or impossible for the fund to exercise rights, pursue legal remedies, and obtain judgements in foreign courts. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. These risks may impact the correlation between fund and index performance.

• Foreign currency risk: Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• China risk: To the extent the fund is significantly exposed to issuers located in China, the fund may be particularly exposed to the economy, industries, securities and currency markets of China. The Chinese economy and markets may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China's economy may be dependent on the economies of other Asian countries, many of which are developing countries. Recent protests and unrest have increased tensions between Hong Kong and mainland China. In addition, the current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has imposed tariffs on the other country's products. Additionally, in November 2020, a U.S. executive order was issued prohibiting U.S. persons, including the fund, from transacting in securities of any Chinese company identified as a "Communist Chinese military company" or in instruments that are derivative of, or are designed to provide investment exposure to, prohibited securities of such companies. In June 2021, the executive order was amended to also include companies determined to be involved with China's "surveillance technology sector." It is unclear how long the executive order will continue in effect, but to the extent that it does and further companies are designated, there may be a material adverse impact on the value of those securities and in turn the fund if holding such securities.

• India risk: To the extent the fund has significant exposure to Indian issuers, the fund's performance will be influenced by political, social and economic factors affecting India. Investments in Indian issuers involve risks that are specific to

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India, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). The securities markets in India are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Further, the fund's investments are subject to fluctuations in the value of the Indian rupee. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the fund. Also, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. In addition, religious and border disputes persist in India. India has historically experienced hostilities with neighboring countries, such as Pakistan, and the Indian government has confronted separatist movements in several Indian states. Instability as a result of these social and political tensions could adversely impact the value of the fund's investments.

• Asian risk: To the extent the fund invests significantly in stocks issued by companies located in Asian countries, the fund's performance will be influenced by political, social and economic factors affecting the Asian region. Many Asian countries can be characterized as either emerging or newly industrialized economies and tend to experience more volatile economic cycles than developed countries. Asian economies are also frequently subject to the risks of undeveloped financial service sectors, high inflation, frequent currency fluctuations, devaluations, or restrictions, political and social instability, corruption, and less efficient markets. Economies of Asian countries may also be heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region. Companies in Asia may be subject to risks such as nationalization or other forms of government interference. Increased political and social unrest could adversely affect the performance of investments in this region.

• Information technology companies risk:  The information technology sector has been among the most volatile sectors of the stock market.  Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.  Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.  Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled.

• Financials sector risk: Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets and cause certain financial services companies to incur large losses.

• ADR risk: ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

• ETF risk: To the extent the fund invests in ETFs, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other ETFs typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

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• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Derivatives risk: A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk (lack of a liquid secondary market), credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

• Futures risk: The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The fund's use of futures contracts exposes the fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the fund has deposited or will have to deposit with a broker to maintain its futures position. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the fund's initial investment in such contracts.

• Currency forward risk: Currency forward contracts are derivative instruments pursuant to a contract with a counterparty to buy or sell a specific currency at a future date at a price set at the time of the contract. Not all forward contracts require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. Foreign currency forward transactions include risks associated with fluctuations in foreign currency.

• Structured notes risk: Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Total return swap risk: A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the fund's portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).
• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. In addition, in stressed market conditions the market for the fund's shares may become less liquid in response to deteriorating liquidity with respect to the fund's portfolio securities, which could lead to differences between the market price of the fund's shares and the net asset value of the fund's shares.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers

27

and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk: To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund's invested assets are diversified.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year. The table compares the average annual total returns of the fund to those of different broad measures of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.bny.com/investments.

The fund's investment objective changed effective November 15, 2023. Fund performance prior to November 15, 2023, reflects the fund's prior investment objective of seeking to track the performance, before fees and expenses, of the Morningstar® Emerging Markets Large Cap IndexSM.

Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2022, Q4: 8.55 Worst Quarter 2022, Q2: (11.24)

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After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/24
	1 Year	Since Inception (4/22/2020)
Returns before taxes	7.30%	6.44%
Returns after taxes on distributions	6.15%	5.62%
Returns after taxes on distributions and sale of fund shares	4.34%	4.88%
Solactive GBS Emerging Markets Large & Mid Cap USD Index NTR (reflects no deductions for fees or expenses)	7.58%	7.19%
MSCI Emerging Markets Index(1) (reflects no deductions for fees, expenses or taxes)	7.50%	6.74%

(1) In accordance with regulatory changes requiring the fund to compare its performance with a broad-based securities market index that represents the overall applicable market, the fund added the indicated benchmark effective October 31, 2024.

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund's sub-adviser.

David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith are the fund's primary portfolio managers, positions they have held since October 2020. Messrs. France, Frysinger and Stoll and Ms. Sheremeta are each a Senior Vice President and Senior Portfolio Manager at Mellon. Ms. Walker Smith is a Senior Director and Head of Equity Index Portfolio Management at Mellon. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). Recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads is available at www.bny.com/investments.

Tax Information

The fund’s distributions are taxable as qualified dividend income, ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), retirement plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Summary

BNY Mellon Core Bond ETF
Investment Objective

The fund seeks to track the performance of the Bloomberg US Aggregate Total Return Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.00%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.00%

* The fund's management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business. The fund's management agreement also provides that the Adviser will pay all acquired fund fees and expenses.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$0	$0	$0	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. For the fiscal year ended October 31, 2024, the fund's portfolio turnover rate was 59.76% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in bonds comprising the Bloomberg US Aggregate Total Return Index (index), and TBA transactions (as defined below) representing bonds included in the index. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, TBA transactions representing bonds and ETFs providing exposure to such securities.

The Bloomberg US Aggregate Total Return Index is designed to measure the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed pass-through securities (agency fixed-rate), commercial mortgage-backed securities (agency and non-agency) and other asset-backed securities having at least one year until final maturity. Treasury, government-related and corporate securities must have $300 million or more par amount outstanding. For mortgage-backed pass-through securities, pool aggregates must have $1 billion or more par amount outstanding. Asset-backed securities must have a minimum deal size of $500 million and a minimum tranche size of $25 million. Commercial mortgage-backed

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securities must have a minimum deal size of $500 million with at least $300 million outstanding and a minimum tranche size of $25 million. To be included in the index, securities must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody's, S&P and Fitch. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, the index provider may use other sources to classify securities by credit quality. The index may include U.S. dollar-denominated bonds issued by foreign issuers. Securities in the index are updated on the last business day of each month. The fund seeks to maintain a dollar-weighted average maturity consistent with that of the index. As of December 31, 2024, the index was comprised of approximately 13,000 securities and had a dollar-weighted average maturity of 8.4 years.

Under normal circumstances, in seeking to track the index's performance, the fund generally purchases a representative sample of the securities comprising the index. By using a sampling process, the fund typically will not invest in all of the securities in the index. The fund may also fully replicate the index when determined to be in the best interest of the fund in pursuing its objective.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries.

As of December 31, 2024, approximately 25% of the bonds represented in the index were U.S. agency mortgage-backed pass-through securities. U.S. agency mortgage-backed pass-through securities are securities issued by entities such as Government National Mortgage Association (GNMA) and Federal National Mortgage Association (FNMA) that are backed by pools of mortgages. Certain transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed pools to be delivered are not specified until a few days prior to settlement, referred to as a "to-be-announced transaction" or "TBA transaction." In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. It is anticipated that the fund will generally participate in rolling TBA transactions, but it may also receive pools of mortgages. The fund expects to enter into TBA transactions on a regular basis. The fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline.  A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

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The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Indexing strategy risk: The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by, among other things, the fund's expenses, changes in securities markets, changes in the composition of the index, the manner in which the total return of the fund's index is calculated, the size of the fund's portfolio, and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Index sampling risk:  The use of sampling techniques by the sub-adviser, Mellon, may result in the fund holding a smaller number of securities than are in the index. The sampling techniques used by the sub-adviser to select the securities in which the fund invests may not track the index the same as if the fund were replicating the index and may result in investment performance that differs from the index.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

• Mortgage-backed securities risk: Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage-backed pass-through securities often occur through TBA transactions, as described in the "Principal Investment Strategy" section above. Default by or bankruptcy of a counterparty to a TBA transaction could expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage-backed pass-through securities specified in the TBA transaction.

• Asset-backed securities risk: Asset-backed securities are typically structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Prepayment and extension risk: When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund’s mortgage- backed and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems related to share registration, trade settlement, or asset custody, may result in losses and/or may impact the correlation between the fund and index

32

performance. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Liquidity can also decline unpredictably in response to overall economic conditions or credit tightening. In addition, in stressed market conditions the market for the fund's shares may become less liquid in response to deteriorating liquidity with respect to the fund's portfolio securities, which could lead to differences between the market price of the fund's shares and the net asset value of the fund's shares.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk: To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund's invested assets are diversified.

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Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year. The table compares the average annual total returns of the fund to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.bny.com/investments.

Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2023, Q4: 6.81 Worst Quarter 2022, Q1: (6.01)

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Average Annual Total Returns as of 12/31/24
	1 Year	Since Inception (4/22/2020)
Returns before taxes	1.24%	-1.39%
Returns after taxes on distributions	-0.48%	-2.47%
Returns after taxes on distributions and sale of fund shares	0.73%	-1.49%
Bloomberg US Aggregate Total Return Index (reflects no deductions for fees, expenses or taxes)	1.25%	-1.34%
Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund’s sub-adviser.

Gregory A. Lee, CFA, and Nancy G. Rogers, CFA, the primary portfolio managers of the fund, are jointly and primarily responsible for management of the fund. Each portfolio manager has been a primary portfolio manager of the fund since its inception in April 2020. Mr. Lee is a Senior Vice President, Senior Portfolio Manager at Mellon. Ms. Rogers is a Director, Head of Fixed Income Index Portfolio Management at Mellon.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). Recent

34

information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads is available at www.bny.com/investments.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), retirement plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The funds invest in various types of securities using an indexing approach. Each fund's investment objective is to seek to track the performance of its respective underlying index, as described in the following pages. A number of factors may affect a fund's ability to achieve a high degree of correlation with its underlying index, and there can be no guarantee that a fund will achieve a high degree of correlation. For example, a fund may not be able to achieve a high degree of correlation with its underlying index when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the underlying index, when a security in the underlying index becomes temporarily illiquid, unavailable or less liquid, or legal restrictions exist that prohibit the fund from investing in a security in the underlying index. Each fund's investment objective, strategies and underlying index may be changed without shareholder approval.

In managing the portfolios, the funds do not rely on the professional judgment of a portfolio manager for decisions about asset allocation or securities selections, as do actively managed funds. Instead, each fund looks to its respective index in determining which securities to hold, and in what proportion, using an indexing approach. Indexing has the potential to eliminate some of the risks of active management, and to increase an investor's after-tax performance. At the same time, indexing also means that a fund does not have the option of changing its strategy, even at times when it may appear advantageous to do so. Additionally, from time to time, an index provider may make changes to the methodology or other adjustments to the index that a fund seeks to track.

For the BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF and BNY Mellon International Equity ETF, Mellon, as sub-adviser, anticipates that, under normal circumstances, each fund will hold all of the securities that comprise its respective index in proportion to their weightings in such index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, each of these funds may utilize a sampling strategy to track its respective index. For the BNY Mellon Emerging Markets Equity ETF and BNY Mellon Core Bond ETF, Mellon, as sub-adviser, anticipates that, under normal circumstances, each of these funds will use a sampling strategy to select securities so that the fund has investment characteristics that closely approximate those of the index. However, each fund may fully replicate the index when it is determined to be in the best interest of the fund in pursuing its objective. Sampling means that the sub-adviser uses quantitative analysis to select securities, including securities in the index, outside of the index and derivatives that have a similar investment profile as the index in terms of key risk factors, performance attributes and other economic characteristics. By using a sampling process, a fund typically will not invest in all of the securities in the index.

There also may be instances in which the sub-adviser, may choose to underweight or overweight a security in a fund's index, purchase securities not in a fund's index that the sub-adviser believes are appropriate to substitute for certain securities in such index or utilize various combinations of other available investment techniques in seeking to replicate, as closely as possible, the performance of a fund's index. Each fund may sell securities that are represented in its respective index in anticipation of their removal from such index or purchase securities not represented in such index in anticipation of their addition. In certain situations or market conditions, a fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the fund's investment objective and is in the best interest of the fund. For example, a fund may make larger than normal investments in futures or other derivatives to maintain exposure to its index if it is unable to invest directly in a component security.

Throughout this prospectus, references to the "fund" apply to all of the funds, unless otherwise noted.

BNY Mellon US Large Cap Core Equity ETF

The fund seeks to track the performance of the Solactive GBS United States 500 Index TR. To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the index. The fund may also invest in ETFs providing exposure to securities included in the index and futures with economic characteristics similar to such securities or the index. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization U.S. companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. The fund's policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund considers large-capitalization companies to be companies with market capitalizations within the range of market capitalization of companies included in the Solactive GBS United States 500 Index TR. As of December 31, 2024, the

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full market capitalization range of companies included in the Solactive GBS United States 500 Index TR was $950 million to $3.70 trillion.

The Solactive GBS United States 500 Index TR is a free float market capitalization weighted index designed to measure the performance of 500 of the largest companies listed on U.S. stock markets. The index's universe of eligible securities includes common stock and shares of real estate investment trusts (REITs) listed on the New York Stock Exchange, NYSE Market LLC, NYSE Arca, NASDAQ, Investors Exchange, or BATS Exchange, traded in U.S. dollars, and that meet certain tradability requirements. At each reconstitution, eligible securities are ranked by total market capitalization in descending order. All securities ranked in the top 425 are selected for inclusion in the index and current index constituents with a rank from 426 to 600 are selected until the total number of companies in the index equals 500. If the total number of companies is below 500, the highest-ranking remaining securities are selected until 500 is reached. The index reconstitutes quarterly in February, May, August, and November. As of December 31, 2024, the index was comprised of 503 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

In seeking to track the index, the fund's assets may be concentrated in (i.e., more than 25% of the fund's assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. As of December 31, 2024, approximately 44.33% of the index consisted of securities of issuers in the technology sector.

The fund is classified as diversified under the 1940 Act; however, the fund may become non-diversified solely as a result of changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

The fund is not sponsored, endorsed, sold or promoted by Solactive AG (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

BNY Mellon US Mid Cap Core Equity ETF

The fund seeks to track the performance of the Solactive GBS United States 400 Index TR. To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the index. The fund may also invest in ETFs providing exposure to securities included in the index and futures with economic characteristics similar to such securities or the index. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of medium-capitalization U.S. companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. The fund's policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund considers medium-capitalization companies to be companies with market capitalizations within the range of market capitalization of companies included in the Solactive GBS United States 400 Index TR. As of December 31, 2024, the full market capitalization range of companies included in the Solactive GBS United States 400 Index TR was $506 million to $20.64 billion.

The Solactive GBS United States 400 Index TR is a free float market capitalization weighted index designed to measure the performance of 400 mid-capitalization companies listed on U.S. stock markets. The index's universe of eligible securities includes common stock and shares of real estate investment trusts (REITs) listed on the New York Stock Exchange, NYSE Market LLC, NYSE Arca, NASDAQ, Investors Exchange, or BATS Exchange, traded in U.S. dollars, and that meet certain tradability requirements. Securities included in the Solactive GBS United States 500 Index TR, an index designed to measure the performance of 500 of the largest companies listed on U.S. stock markets, are not eligible for inclusion. At each reconstitution, eligible securities are ranked by total market capitalization in descending order. All securities ranked in the top 340 are selected for inclusion in the index and current index constituents with a rank from

37

341 to 480 are selected until the total number of companies in the index equals 400. If the total number of companies is below 400, the highest-ranking remaining securities are selected until 400 is reached. The index reconstitutes quarterly in February, May, August, and November. As of December 31, 2024, the index was comprised of 406 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

In seeking to track the index, the fund's assets may be concentrated in (i.e., more than 25% of the fund's assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. As of December 31, 2024, approximately 22.02% of the index consisted of securities of issuers in the industrial sector and approximately 21.42% of the index consisted of securities of issuers in the financials sector.

The fund is classified as diversified under the 1940 Act; however, the fund may become non-diversified solely as a result of changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

The fund is not sponsored, endorsed, sold or promoted by Solactive AG (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

BNY Mellon US Small Cap Core Equity ETF

The fund seeks to track the performance of the Solactive GBS United States 600 Index TR. To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the index. The fund may also invest in ETFs providing exposure to securities included in the index and futures with economic characteristics similar to such securities or the index. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization U.S. companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. The fund's policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund considers small-capitalization companies to be companies with market capitalizations within the range of market capitalization of companies included in the Solactive GBS United States 600 Index TR. As of December 31, 2024, the full market capitalization range of companies included in the Solactive GBS United States 600 Index TR was $328 million to $8.64 billion.

The Solactive GBS United States 600 Index TR is a free float market capitalization weighted index designed to measure the performance of 600 small-capitalization companies listed on U.S. stock markets. The index's universe of eligible securities includes common stock and shares of real estate investment trusts (REITs) listed on the New York Stock Exchange, NYSE Market LLC, NYSE Arca, NASDAQ, Investors Exchange, or BATS Exchange, traded in U.S. dollars, and that meet certain tradability requirements. Securities included in the Solactive GBS United States 500 Index TR, an index designed to measure the performance of 500 of the largest companies listed on U.S. stock markets, or the Solactive GBS United States 400 Index TR, an index designed to measure the performance of 400 mid-capitalization companies listed on U.S. stock markets, are not eligible for inclusion. At each reconstitution, eligible securities are ranked by total market capitalization in descending order. All securities ranked in the top 510 are selected for inclusion in the index and current index constituents with a rank from 511 to 720 are selected until the total number of companies in the index equals 600. If the total number of companies is below 600, the highest-ranking remaining securities are selected until 600 is reached. The index reconstitutes quarterly in February, May, August, and November. As of December 31, 2024, the index was comprised of 598 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes

38

temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

In seeking to track the index, the fund's assets may be concentrated in (i.e., more than 25% of the fund's assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. As of December 31, 2024, approximately 24.67% of the index consisted of securities of issuers in the financials sector and 21.58% of the index consisted of securities of issuers in the industrial sector.

The fund is classified as diversified under the 1940 Act; however, the fund may become non-diversified solely as a result of changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

The fund is not sponsored, endorsed, sold or promoted by Solactive AG (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

BNY Mellon International Equity ETF

The fund seeks to track the performance of the Solactive GBS Developed Markets ex United States Large & Mid Cap USD Index NTR. To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the index, depositary receipts based on securities comprising the index, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities or the index. The fund's derivatives investments may include futures, currency forwards, total return swaps and structured notes. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. Depositary receipts are considered equity securities for purposes of the 80% investment policy. The fund's policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. As of December 31, 2024, the full market capitalization range of companies included in the Solactive GBS Developed Markets ex United States Large & Mid Cap USD Index NTR was $474 million to $274.87 billion.

The Solactive GBS Developed Markets ex United States Large & Mid Cap USD Index NTR is a free float market capitalization weighted index designed to measure the performance of developed market (excluding the United States) large- and mid-capitalization companies. The index's universe of eligible securities includes equity securities issued by developed market companies (excluding the United States), listed on a developed market exchange, and that meet certain tradability requirements. Securities included in the index may be denominated in foreign currencies. To determine if a company is a developed market company, the index considers the company's country of primary listing, incorporation, domicile, and risk. At each reconstitution, eligible securities are ranked by total market capitalization in descending order and securities representing approximately the top 85% free float market capitalization of each developed market country are included in the index. As of December 31, 2024, the index considers the following countries to be developed market countries (excluding the United States): Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The index reconstitutes semi-annually in May and November. As of December 31, 2024, the index was comprised of 977 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

In seeking to track the index, the fund's assets may be concentrated in (i.e., more than 25% of the fund's assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group

39

of industries. In addition, a significant portion of the fund's assets will generally be focused in a country or region to the extent the index is focused in a particular country or region. As of December 31, 2024, approximately 24.84% of the index consisted of securities of issuers in the financials sector.  Additionally, as of December 31, 2024, the index had significant exposure to issuers located in Japan and the European region.

The fund is classified as diversified under the 1940 Act; however, the fund may become non-diversified solely as a result of changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

The fund is not sponsored, endorsed, sold or promoted by Solactive AG (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

BNY Mellon Emerging Markets Equity ETF

The fund seeks to track the performance of the Solactive GBS Emerging Markets Large & Mid Cap USD Index NTR. To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the index, depositary receipts based on securities comprising the index, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities or the index. The fund's derivatives investments may include futures, currency forwards, total return swaps and structured notes. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. Depositary receipts are considered equity securities for purposes of the 80% investment policy. The fund's policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund considers emerging market countries to be countries included in the Solactive GBS Emerging Markets Large & Mid Cap USD Index NTR. As of December 31, 2024, the full market capitalization range of companies included in the Solactive GBS Emerging Markets Large & Mid Cap USD Index NTR was $37.2 million to $785.00 billion.

The Solactive GBS Emerging Markets Large & Mid Cap USD Index NTR is a free float market capitalization weighted index designed to measure the performance of emerging market large- and mid-capitalization companies. The index's universe of eligible securities includes equity securities issued by emerging market companies, listed on a developed or emerging market exchange, and that meet certain tradability and foreign investment limitation requirements. Securities included in the index may be denominated in foreign currencies. To determine if a company is an emerging market company, the index considers the company's country of primary listing, incorporation, domicile, and risk. At each reconstitution, eligible securities are ranked by total market capitalization in descending order and securities representing approximately the top 85% free float market capitalization of each emerging market country are included in the index. As of December 31, 2024, the index considers the following countries to be emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Philippines, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and United Arab Emirates. The index reconstitutes semi-annually in May and November. As of December 31, 2024, the index was comprised of 2,002 securities.

Under normal circumstances, in seeking to track the index's performance, the fund generally purchases a representative sample of the securities comprising the index. By using a sampling process, the fund typically will not invest in all of the securities in the index. The fund may also fully replicate the index when determined to be in the best interest of the fund in pursuing its objective.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

In seeking to track the index, the fund's assets may be concentrated in (i.e., more than 25% of the fund's assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. In addition, a significant portion of the fund's assets will generally be focused in a country or region to the extent the index is focused in a particular country or region. As of December 31, 2024, approximately 33.50% of the index consisted of securities of issuers in the information technology sector and approximately 24.33% of the index consisted of securities of issuers in the financials sector.  Additionally, as of December 31, 2024, the index had significant exposure to issuers located in China, India and the Asian region.

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The fund is classified as diversified under the 1940 Act; however, the fund may become non-diversified solely as a result of changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

The fund is not sponsored, endorsed, sold or promoted by Solactive AG (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

BNY Mellon Core Bond ETF

The fund seeks to track the performance of the Bloomberg US Aggregate Total Return Index. To pursue its goal, the fund normally invests substantially all of its assets in bonds comprising the index and TBA transactions (as defined below) representing bonds included in the index. The fund may also invest in ETFs providing exposure to securities included in the index and derivatives with economic characteristics similar to such securities or the index. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, TBA transactions representing bonds and ETFs providing exposure to such securities. The fund's policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund may also invest in derivatives with economic characteristics similar to bonds and TBA transactions representing bonds.

The Bloomberg US Aggregate Total Return Index is designed to measure the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed pass-through securities (agency fixed-rate), commercial mortgage-backed securities (agency and non-agency) and other asset-backed securities having at least one year until final maturity. Treasury, government-related and corporate securities must have $300 million or more par amount outstanding. For mortgage-backed pass-through securities, pool aggregates must have $1 billion or more par amount outstanding. Asset-backed securities must have a minimum deal size of $500 million and a minimum tranche size of $25 million. Commercial mortgage-backed securities must have a minimum deal size of $500 million with at least $300 million outstanding and a minimum tranche size of $25 million. To be included in the index, securities must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody's, S&P and Fitch. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, the index provider may use other sources to classify securities by credit quality. The index may include U.S. dollar-denominated bonds issued by foreign issuers. Securities in the index are updated on the last business day of each month. The fund seeks to maintain a dollar-weighted average maturity consistent with that of the index. As of December 31, 2024, the index was comprised of approximately 13,000 securities and had a dollar-weighted average maturity of 8.4 years.

Under normal circumstances, in seeking to track the index's performance, the fund generally purchases a representative sample of the securities comprising the index. By using a sampling process, the fund typically will not invest in all of the securities in the index. The fund may also fully replicate the index when determined to be in the best interest of the fund in pursuing its objective.

As of December 31, 2024, approximately 25% of the bonds represented in the index were U.S. agency mortgage-backed pass-through securities. U.S. agency mortgage-backed pass-through securities are securities issued by entities such as the Government National Mortgage Association (GNMA) and Federal National Mortgage Association (FNMA) that are backed by pools of mortgages. Certain transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed pools to be delivered are not specified until a few days prior to settlement, referred to as a "to-be-announced transaction" or "TBA transaction." In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. It is anticipated that the fund will generally participate in rolling TBA transactions, but it may also receive pools of mortgages. The fund expects to enter into such contracts on a regular basis. The fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

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In seeking to track the index, the fund's assets may be concentrated in (i.e., more than 25% of the fund's assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries.

The fund is classified as diversified under the 1940 Act; however, the fund may become non-diversified solely as a result of changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

The fund is not sponsored, endorsed, sold or promoted by Bloomberg Index Services Limited (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

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Investment Risks

An investment in a fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money. The table below identifies the principal risks of investing in each fund, as well as the additional risks that are not anticipated to be principal risks of investing in a fund. A "P" designation means that the risk is a "principal risk," and a "NP" designation means that the risk is a "non-principal risk."

Fund Name	BNY Mellon US Large Cap Core Equity ETF	BNY Mellon US Mid Cap Core Equity ETF	BNY Mellon US Small Cap Core Equity ETF	BNY Mellon International Equity ETF	BNY Mellon Emerging Markets Equity ETF	BNY Mellon Core Bond ETF
ADR risk				P	P
Asian risk					P
Asset-backed securities risk						P
Authorized participants, market makers and liquidity providers risk	P	P	P	P	P	P
Call risk						NP
Cash transaction risk	NP	NP	NP	NP	NP	NP
China risk					P
Concentration risk	P	NP	NP	NP	NP	NP
Costs of buying and selling shares risk	NP	NP	NP	NP	NP	NP
Credit risk						P
Currency forward risk				P	P
Derivatives risk	NP	NP	NP	P	P	NP
Emerging market risk					P
ETF risk	NP	NP	NP	P	P	NP
European risk				P
Financials sector risk		P	P	P	P
Fixed-income market risk						P
Fluctuation of net asset value, share premiums and discounts risk	P	P	P	P	P	P
Foreign currency risk				P	P
Foreign investment risk				P	P	P

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Fund Name	BNY Mellon US Large Cap Core Equity ETF	BNY Mellon US Mid Cap Core Equity ETF	BNY Mellon US Small Cap Core Equity ETF	BNY Mellon International Equity ETF	BNY Mellon Emerging Markets Equity ETF	BNY Mellon Core Bond ETF
Futures risk	NP	NP	NP	P	P	NP
Government securities risk						P
Index licensing risk	NP	NP	NP	NP	NP	NP
Index sampling risk	NP	NP	NP	NP	P	P
Indexing strategy risk	P	P	P	P	P	P
India risk					P
Industrials companies risk		P	P
Information Technology Companies Risk	P				P
Interest rate risk						P
Issuer risk	P	P	P	P	P	P
Japan risk				P
Large-cap stock risk	P			P	P
Liquidity risk	NP	NP	NP	NP	P	P
Market risk	P	P	P	P	P	P
Midsize company risk		P		P	P
Mortgage-backed securities risk						P
Non-diversification risk	P	P	P	P	P	P
Prepayment and extension risk						P
REIT risk	P	P	P
Risks of stock investing	P	P	P	P	P

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Fund Name	BNY Mellon US Large Cap Core Equity ETF	BNY Mellon US Mid Cap Core Equity ETF	BNY Mellon US Small Cap Core Equity ETF	BNY Mellon International Equity ETF	BNY Mellon Emerging Markets Equity ETF	BNY Mellon Core Bond ETF
Securities lending risk	NP	NP	NP	NP	NP	NP
Small company risk			P
Structured notes risk				P	P
Total return swap risk				P	P
Trading issues risk	P	P	P	P	P	P

• ADR risk: ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

• Asian risk:  To the extent the fund invests significantly in stocks issued by companies located in Asian countries, the fund's performance will be influenced by political, social and economic factors affecting the Asian region.  Many Asian countries can be characterized as either emerging or newly industrialized economies and tend to experience more volatile economic cycles than developed countries.  Asian economies are also frequently subject to the risks of undeveloped financial service sectors, high inflation, frequent currency fluctuations, devaluations, or restrictions, political and social instability, corruption, and less efficient markets.  Economies of Asian countries may also be heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade.  Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Increased political and social unrest could adversely affect the performance of investments in this region. Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal.  Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products.  The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.  Companies in Asia may be subject to risks such as nationalization or other forms of government interference, and they can also be heavily reliant on only a few industries or commodities. Also, securities of some companies in Asia can be less liquid

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than U.S. or other foreign securities, potentially making it difficult for the fund to sell such securities at a desirable time and price.

• Asset-backed securities risk: Asset-backed securities are typically structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Call risk:  Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Cash transaction risk: To the extent the fund sells portfolio securities to meet some or all of a redemption request with cash, the fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Additionally, the fund may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the fund had transacted entirely in-kind. The fund imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the fund’s performance may be negatively impacted.

• China risk: To the extent the fund is significantly exposed to issuers located in China, the fund may be particularly exposed to the economy, industries, securities and currency markets of China. The Chinese economy and markets may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China remains a totalitarian country with continuing risk of nationalization, expropriation or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms. China's economy may be dependent on the economies of other Asian countries, many of which are developing countries. In addition, the current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has imposed tariffs on the other country's products, which could result in inflationary pressure. These actions may also trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the fund's performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, in November 2020, a U.S. executive order was issued prohibiting U.S. persons, including the fund, from transacting in securities of any Chinese company identified as a "Communist Chinese military company" or in instruments that are derivative of, or are designed to provide investment exposure to, prohibited securities of such companies. In June 2021, the executive order was amended to also include companies determined to be involved with China's "surveillance technology sector." It is unclear how long the executive order will continue in effect, but to the extent that it does and further companies are designated, there may be a material adverse impact on the value of those securities and in turn the fund if holding such securities. Also, in December 2020, the Holding Foreign Companies Accountable Act ("HFCAA") was signed into law. The HFCAA could cause securities of foreign issuers (including China) to be de-listed from U.S. stock exchanges if these companies do not permit U.S. oversight of the auditing of their financial information. The full scope and nature of the

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consequences of the HFCAA are unclear at this time, but to the extent that a fund currently transacts, or has exposure to, securities of an affected foreign company, there could be a material adverse impact on a fund's ability to achieve its investment objective and cause additional tracking error. All of the foregoing risks could increase the fund's volatility. Additionally, from time to time, and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund's investments.

• Concentration risk: The fund will concentrate its investments (i.e., invest more than 25% its total assets) in a particular industry or group of industries to approximately the same extent that the index is concentrated. To the extent the fund concentrates in a particular industry or group of industries, it will be more susceptible to economic conditions and risks affecting those industries.

• Costs of buying and selling shares risk: Investors buying or selling fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for fund shares (the "bid" price) and the price at which an investor is willing to sell fund shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for fund shares based on trading volume and market liquidity, and is generally lower if fund shares have more trading volume and market liquidity and higher if fund shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling fund shares, including bid/ask spreads, frequent trading of fund shares may significantly reduce investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Currency forward risk: Currency forward contracts are derivative instruments pursuant to a contract with a counterparty to buy or sell a specific currency at a future date at a price set at the time of the contract. Not all forward contracts require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. Foreign currency forward transactions include risks associated with fluctuations in foreign currency.

• Derivatives risk: A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk (lack of a liquid secondary market), credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

• Emerging market risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets, potentially making it

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difficult to evaluate such issuers. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Additionally, investments in these countries may have restrictions that make it difficult or impossible for the fund to exercise shareholder rights, pursue legal remedies, and obtain judgements in foreign courts. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. These risks may impact the correlation between fund and index performance.

• ETF risk: To the extent the fund invests in other ETFs, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other ETFs, typically reflect the risks associated with the types of instruments in which the ETFs invest. When the fund invests in an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF (including management fees) in addition to the expenses of the fund. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• European risk: To the extent the fund invests significantly in securities issued by European companies, the fund's performance will be influenced by political, social and economic factors affecting the European region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A significant number of countries in Europe are member states in the ("EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies including money supply and official interest rates for the Euro is exercised by the European Central Bank. The European sovereign debt crisis and the related austerity measures in certain countries have had, and continue to have, a significant impact on the economies of certain European countries and their future economic outlooks. Further, political or economic disruptions in European countries, even in countries in which the fund is not invested, may adversely affect security values and thus the fund’s holdings. There is particular uncertainty regarding the state of the EU following the United Kingdom's ("U.K.") exit from the EU ("Brexit"). On January 31, 2020, the U.K. formally withdrew from the EU and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement on December 31, 2020. The agreement governs the new relationship between the U.K. and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the U.K.'s exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the fund's investments.

• Financials sector risk: Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operation. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

• Fixed-income market risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest

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rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. Although the fund is expected to engage in in-kind redemptions, an unexpected increase in fund redemption requests, including requests from Authorized Participants who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell certain of its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Further, some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity.

• Fluctuation of net asset value, share premiums and discounts risk: The net asset value of fund shares will generally fluctuate with changes in the market value of the fund's securities holdings. The market prices of fund shares will generally fluctuate in accordance with changes in the fund's net asset value and supply and demand of fund shares on the exchange. It cannot be predicted whether fund shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for fund shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the underlying index trading individually or in the aggregate at any point in time. The market prices of fund shares may deviate significantly from the net asset value of fund shares during periods of market volatility. However, given that fund shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the net asset value of fund shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that fund shares normally will trade close to the fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the fund's net asset value. If an investor purchases fund shares at a time when the market price is at a premium to the net asset value of fund shares or sells at a time when the market price is at a discount to the net asset value of fund shares, then the investor may sustain losses.

• Foreign currency risk: Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems related to share registration, trade settlement, or asset custody, may result in losses and/or may impact the correlation between the fund and index performance. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund's shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Futures risk: The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The fund's use of futures contracts exposes the fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the fund has deposited or will have to deposit with a broker to maintain its futures position. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the fund may be unable to close out its futures contracts at a time that

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is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the fund's initial investment in such contracts.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. A downgrade of the ratings of U.S. government securities, such as securities backed by the U.S. Treasury, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets, have a substantial negative effect on the U.S. economy, and/or cause the value of the fund's holdings in U.S. government securities to decline.

• Index licensing risk: It is possible that the index license, to which The Bank of New York Mellon Corporation (BNY) is the licensee and under which the Adviser or the fund is permitted to use the index, will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the index with another index which it considers to be appropriate in light of the investment strategy of the fund. The use of any such substitute index may have an adverse impact on the fund's performance. In the event that the Adviser is unable to identify a suitable replacement for the index, it may determine to terminate the fund.

• Index sampling risk:  The use of sampling techniques by the sub-adviser may result in the fund holding a smaller number of securities than are in the index. The sampling techniques used by the sub-adviser to select the securities in which the fund invests may not track the index the same as if the fund were replicating the index and may result in investment performance that differs from the index. For example, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in the fund's net asset value than would be the case if the fund held all of the securities in the index. Conversely, a positive development relating to an issuer of securities in the index that is not held by the fund could cause the fund to underperform the index. To the extent the assets in the fund are smaller, these risks will be greater. To the extent that the fund invests in securities not included in the index to maintain liquidity, it may not achieve its goal of tracking the total return of the index.

• Indexing strategy risk: The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by, among other things, the fund's expenses and/or use of sampling techniques, changes in securities markets, changes in the composition of the index, the manner in which the total return of the fund's index is calculated, the size of the fund's portfolio, and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• India risk: To the extent the fund has significant exposure to Indian issuers, the fund's performance will be influenced by political, social and economic factors affecting India. Investments in Indian issuers involve risks that are specific to India, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). The securities markets in India are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Further, the fund's investments are subject to fluctuations in the value of the Indian rupee. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the fund. Also, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. In addition, religious and border disputes persist in India. India has historically experienced hostilities with neighboring countries, such as Pakistan, and the Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian states of Jammu and Kashmir remains unresolved. Instability as a result of these social and political tensions, as well potential natural or man-made disasters, could adversely impact the value of the fund's investments.

• Industrials companies risk: The industrial sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, exchange rates, import controls, worldwide competition, and

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technological developments. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

• Information technology companies risk:  The information technology sector has been among the most volatile sectors of the stock market.  Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.  Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.  Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Interest rate changes may have different effects on the values of mortgage-backed securities because of prepayment and extension risks.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Japan risk: To the extent the fund has significant exposure to Japanese companies, the fund's performance will be influenced by political, social and economic factors affecting Japan. From the late 1990's, Japan's economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. The Japanese economy is more dependent on international trade than the United States, and can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse affect on Japan's economy. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. Investments denominated in yen also are subject to the risk that the yen will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Some of these factors, as well as other adverse political developments, increases in government debt, changes to fiscal, monetary or trade policies, and natural disasters, may affect Japanese markets and the fund's performance.

• Large-cap stock risk: The fund may underperform funds that invest primarily in the stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small- and mid-capitalization companies. A company with a large market capitalization relative to the market in a particular country or region may not have a large capitalization relative to the market in another country or region or the global market generally.

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• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can also decline unpredictably in response to overall economic conditions or credit tightening. In addition, in stressed market conditions the market for the fund's shares may become less liquid in response to deteriorating liquidity with respect to the fund's portfolio securities, which could lead to differences between the market price of the fund's shares and the net asset value of the fund's shares. Additionally, for the BNY Mellon Core Bond ETF, other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity can also decline unpredictably in response to overall economic conditions or credit tightening.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Midsize company risk: Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of midsize companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

• Mortgage-backed securities risk:  Mortgage-backed securities represent a participation in, or are secured by, mortgage loans.  Certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so.  Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates.  Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly affect the value of certain mortgage-backed securities.  Transactions in mortgage-backed pass-through securities often occur through TBA transactions.  Default by or bankruptcy of a counterparty to a TBA transaction could expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage-backed pass-through securities specified in the TBA transaction.

• Non-diversification risk: To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund's invested assets are diversified.

• Prepayment and extension risk: When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund’s mortgage- backed and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

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• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. To the extent a REIT owns properties of, or makes loans to, companies concentrated in a particular industry or geographic region, the REIT will also be subject to risks affecting such industries and regions. When the fund invests in a REIT, shareholders of the fund will bear indirectly their proportionate share of the expenses of the REIT in addition to expenses of the fund.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Securities lending risk: The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Small company risk: Small companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Some of the fund’s investments will rise and fall based on investor perception rather than economic factors.

• Structured notes risk: Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Total return swap risk: A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the fund's portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares

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on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. Similar to the shares of operating companies listed on a stock exchange, fund shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the fund's shares. While the fund expects that the ability of Authorized Participants to create and redeem fund shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

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Management

Investment Adviser

The investment adviser for each fund is BNY Mellon ETF Investment Adviser, LLC (Adviser), located at 201 Washington Street, Boston, Massachusetts 02108. The Adviser serves as investment adviser to thirteen funds and, as of December 31, 2024, oversees approximately $7.2 billion in assets. For the fiscal year ended October 31, 2024, each of the funds paid the Adviser a management fee at an effective annual rate of such fund's average daily net assets as shown in the table below:

Fund	Management Fee
BNY Mellon US Large Cap Core Equity ETF	0.00%
BNY Mellon US Mid Cap Core Equity ETF	0.04%
BNY Mellon US Small Cap Core Equity ETF	0.04%
BNY Mellon International Equity ETF	0.04%
BNY Mellon Emerging Markets Equity ETF	0.11%
BNY Mellon Core Bond ETF	0.00%

Except for the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay substantially all expenses of such fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

For the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay substantially all expenses of such fund, except for interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business. For the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay all acquired fund fees and expenses.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

The Adviser is an investment adviser registered with the SEC as such pursuant to the Investment Advisers Act of 1940. The Adviser is the primary ETF business, and a wholly-owned subsidiary, of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.   As of December 31, 2024, BNY had $52.1 trillion in assets under custody and administration and $2.1 trillion in assets under management. BNY Mellon and BNY are the corporate brands of The Bank of New York Mellon Corporation. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bny.com/investments.

The asset management philosophy of the Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, the Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Sub-Adviser

The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as each funds' sub-adviser. Mellon, a registered investment adviser, is an indirect subsidiary of BNY with its principal office located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Mellon is a specialist multi-asset investment manager formed by the combination of certain BNY affiliated investment management firms. Mellon, subject to the Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of each fund's investments. As of December 31, 2024, Mellon had assets under management of approximately $912.8 billion.

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A discussion regarding the basis for the board's approval of the funds' management agreements with the Adviser and the sub-investment advisory agreement between the Adviser and Mellon, as sub-adviser for each fund, is available in the funds' Form N-CSR filings for the periods ended April 30, 2024 and October 31, 2024.

The Adviser has obtained from the SEC an exemptive order, upon which the funds may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with the Adviser without obtaining shareholder approval.  The exemptive order also relieves the funds from disclosing the sub-investment advisory fee paid by the Adviser to a sub-adviser in documents filed with the SEC and provided to shareholders.  A fund is required to disclose (as a dollar amount and a percentage of the fund's assets) (1) the aggregate fees paid to the Adviser and any wholly-owned sub-adviser and (2) the aggregate fees paid to affiliated (i.e., less than wholly-owned) and unaffiliated sub-advisers. The Adviser has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board.  The funds' board, including a majority of the "non-interested" board members, must approve each new sub-adviser.  In addition, the funds are required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.

Portfolio Managers

David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith are primary portfolio managers of the BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF and BNY Mellon Emerging Markets Equity ETF. Gregory A. Lee, CFA and Nancy Rogers, CFA, are the primary portfolio managers of the BNY Mellon Core Bond ETF. Messrs. France, Frysinger and Stoll and Mses. Walker Smith and Sheremeta have been primary portfolio managers of the respective funds since October 2020. Each portfolio manager is jointly and primarily responsible for the day-to-day management of such funds' portfolios.

Mr. France is a Senior Vice President and Senior Portfolio Manager at Mellon. He has been employed by Mellon or a predecessor company since 2009.

Mr. Frysinger is a Senior Vice President and Senior Portfolio Manager at Mellon. He has been employed by Mellon or a predecessor company since 2007.

Ms. Sheremeta is a Senior Vice President and Senior Portfolio Manager at Mellon. She has been employed by Mellon or a predecessor company since 2011.

Mr. Stoll is a Senior Vice President and Senior Portfolio Manager at Mellon. He has been employed by Mellon or a predecessor company since 2005.

Ms. Walker Smith is a Senior Director and Head of Equity Index Portfolio Management at Mellon. She has been employed by Mellon or a predecessor company since 1995.

Mr. Lee is a Senior Vice President, Senior Portfolio Manager at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 1989.

Ms. Rogers is a Director, Head of Fixed Income Index Portfolio Management at Mellon. She has been employed by Mellon or a predecessor company of Mellon since 1987.

Each fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Code of Ethics

Each fund, the Adviser, Mellon and BNY Mellon Securities Corporation (BNYMSC) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage a fund or other client accounts.

Distributor and Distribution and Service Plan

BNYMSC, a wholly-owned subsidiary of BNY, serves as distributor of the funds. BNYMSC does not distribute fund shares in less than creation units, nor does it maintain a secondary market in fund shares. BNYMSC may enter into selected agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of fund shares. BNYMSC also serves as distributor for other affiliated mutual funds.

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The board of trustees of the trust has adopted a distribution and service plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each fund other than the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF. No distribution and service plan pursuant to Rule 12b-1 under the 1940 Act has been adopted for the BNY Mellon US Large Cap Core Equity ETF or the BNY Mellon Core Bond ETF.

Under the Plan, the funds are authorized to pay fees in connection with the sale and distribution of each fund’s respective shares in an amount up to 0.25% of each fund’s average daily net assets each year. No payments pursuant to the Plan will be made through at least the next twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the board prior to implementation. Because these fees would be paid out of a fund's assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and will cost you more over time.

Index/Trademark Licenses/Disclaimers

The index providers are not affiliated with the trust, the Adviser, Mellon, INA, BNY or any of their respective affiliates. With respect to the Bloomberg Indices (defined below), the trust has entered into a license agreement with Bloomberg Index Services Limited pursuant to which the relevant funds use the Bloomberg Indices. With respect to the Solactive Indexes (defined below), BNY has entered into a license agreement and order schedule with Solactive AG, pursuant to which the relevant funds may use the Solactive Indexes. The Adviser pays any applicable licensing fee; no licensing fees are paid by the funds.

Solactive AG ("Solactive") is the licensor of Solactive GBS United States 500 Index TR, Solactive GBS United States 400 Index TR, Solactive GBS United States 600 Index TR, Solactive GBS Developed Markets ex United States Large & Mid Cap USD Index NTR, and Solactive GBS Emerging Markets Large & Mid Cap USD Index NTR (the "Solactive Indexes"). The BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF, and BNY Mellon Emerging Markets Equity ETF (collectively, and solely for the purposes of this section, the "BNY Mellon Equity ETFs") are not sponsored, endorsed, promoted or sold by Solactive in any way and Solactive makes no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the funds; (b) the quality, accuracy and/or completeness of the Solactive Indexes; and/or (c) the results obtained or to be obtained by any person or entity from the use of the Solactive Indexes. Solactive does not guarantee the accuracy and/or the completeness of the Solactive Indexes and shall not have any liability for any errors or omissions with respect thereto. Notwithstanding Solactive's obligations to its licensees, Solactive reserves the right to change the methods of calculation or publication with respect to the Solactive Indexes and Solactive shall not be liable for any miscalculation of or any incorrect, delayed or interrupted publication with respect to the Solactive Indexes. Solactive shall not be liable for any damages, including, without limitation, any loss of profits or business, or any special, incidental, punitive, indirect or consequential damages suffered or incurred as a result of the use (or inability to use) of the Solactive Indexes.

"Bloomberg®" and Bloomberg US Aggregate Total Return Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg"), and have been licensed for use for certain purposes by The Bank of New York Mellon Corporation.

The BNY Mellon Core Bond ETF is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the BNY Mellon Core Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the BNY Mellon Core Bond ETF particularly. The only relationship of Bloomberg to The Bank of New York Mellon Corporation is the licensing of certain trademarks, trade names and service marks and of the Bloomberg US Aggregate Total Return Index, which is determined, composed and calculated by BISL without regard to The Bank of New York Mellon Corporation or BNY Mellon Core Bond ETF. Bloomberg has no obligation to take the needs of The Bank of New York Mellon Corporation or the owners of the BNY Mellon Core Bond ETF into consideration in determining, composing or calculating the Bloomberg US Aggregate Total Return Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the BNY Mellon Core Bond ETF to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to BNY Mellon Core Bond ETF's customers, in connection with the administration, marketing or trading of the BNY Mellon Core Bond ETF.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG US AGGREGATE TOTAL RETURN INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BNY MELLON ETF TRUST, OWNERS OF THE BNY MELLON CORE BOND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG US AGGREGATE TOTAL RETURN INDEX OR ANY DATA RELATED THERETO.  BLOOMBERG DOES NOT MAKE ANY EXPRESS OR

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IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG US AGGREGATE TOTAL RETURN INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE BNY MELLON CORE BOND ETF OR BLOOMBERG US AGGREGATE TOTAL RETURN INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Additional Information

Additional Purchase and Sale Information

Fund shares are listed for secondary trading on the NYSE Arca, Inc. and individual fund shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell fund shares in the secondary market, you will pay the secondary market price for fund shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of fund shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant fund's net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Fund shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of fund shares. The trading prices of fund shares may deviate significantly from the relevant fund's net asset value during periods of market volatility. Given, however, that fund shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Each business day, the following information is available at www.bny.com/investments with respect to each fund: (i) information for each portfolio holding that will form the basis of the next calculation of the fund's net asset value per fund share; (ii) the fund's net asset value per fund share, market price, and premium or discount, each as of the end of the prior business day; (iii) a table showing the number of days the fund's shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing fund share premiums or discounts for the most recently completed calendar year and the most recently completed quarter since that year; (v) the fund's median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the fund's premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the fund's premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

NYSE Arca, Inc. will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (IOPV) relating to each fund. The IOPV calculations are estimates of the value of each fund's net asset value per fund share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per fund share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the net asset value, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and

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closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of a fund's current portfolio. Neither the funds nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy. The funds do not impose any restrictions on the frequency of purchases and redemptions; however, the funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a fund's investment strategy, or whether they would cause a fund to experience increased transaction costs. The board considered that, unlike traditional mutual funds, fund shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from a fund directly, and that most trading in a fund occurs on exchanges at prevailing market prices and does not involve the fund directly. Given this structure, the board determined that it is unlikely that (a) market timing would be attempted by a fund's shareholders or (b) any attempts to market time a fund by shareholders would result in negative impact to the fund or its shareholders.

Portfolio Holdings Disclosure

The funds' portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by each fund are disclosed on the funds' website, www.bny.com/investments.

Distributions

Each fund shareholder is entitled to the shareholder's pro rata share of the applicable fund's income and net realized gains on the fund's investments. Each fund pays out substantially all of its net earnings to its shareholders as "distributions."

Each fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to fund shareholders as "income dividend distributions." Each fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as "capital gain distributions."

For the BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF and BNY Mellon Emerging Markets Equity ETF, income dividend distributions, if any, for the funds are generally distributed to shareholders quarterly, but may vary significantly from period to period. For BNY Mellon Core Bond ETF, income dividend distributions, if any, for the fund are generally distributed to shareholders monthly, but may vary significantly from period to period. Net capital gains for each fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (Code).

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Distributions in cash may be reinvested automatically in additional whole fund shares only if the broker through whom you purchased fund shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested (unless you are investing through an IRA, retirement plan or other U.S. tax-advantaged investment plan).

Additional Tax Information

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to an investment in a fund. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the funds, or the tax consequences of an investment in a fund. An investment in a fund may have other tax implications. Please consult a tax advisor about the applicable federal, state, local, foreign or other tax laws. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Tax Status of the Funds. Each fund has elected and intends to qualify for the special tax treatment afforded a regulated investment company (RIC) under the Code. If a fund meets certain minimum distribution requirements, as a RIC it is

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not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if a fund fails to qualify as a RIC or to meet minimum distribution requirements, it would result in fund-level taxation if certain relief provisions were not available, and consequently a reduction in income available for distribution to shareholders. Unless you are a tax-exempt entity or your investment in a fund's shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions, you sell fund shares and you purchase or redeem Creation Units (Authorized Participants).

Taxes on Distributions. In general, distributions are subject to federal income tax when they are paid, whether the distributions are taken in cash or reinvested in a fund. The income dividends and short-term capital gains distributions received from a fund will be taxed as either ordinary income or qualified dividend income. Distributions from a fund's short-term capital gains are generally taxable as ordinary income. Subject to certain limitations, dividends that are reported by a fund as qualified dividend income are taxable to non-corporate shareholders at rates of up to 20%. Any distributions of a fund's net capital gains are taxable as long-term capital gain regardless of how long fund shares have been owned by an investor. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Distributions in excess of a fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of the investor' basis in the applicable fund's shares, and, in general, as capital gain thereafter.

In general, dividends may be reported by a fund as qualified dividend income if they are attributable to qualified dividend income received by the fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to investor ownership of fund shares. Holding periods may be suspended for these purposes for stock that is hedged. Certain funds' investment strategies may significantly limit their ability to distribute dividends eligible to be treated as qualified dividend income. It is expected that dividends received by the fund from a REIT and distributed from the fund to a shareholder generally will not be treated as qualified dividend income. Additionally, income derived in connection with a fund's securities lending activities will not be treated as qualified dividend income.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their "net investment income," which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of fund shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a fund that are attributable to dividends received by the fund from U.S. corporations, subject to certain limitations. Certain funds' investment strategies may significantly limit their ability to distribute dividends eligible for the dividends-received deduction for corporations. A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (IRS).

If an investor lends fund shares pursuant to securities lending arrangements, the investor may lose the ability to treat fund dividends (paid while the fund shares are held by the borrower) as qualified dividend income. Please consult a financial intermediary or tax advisor to discuss the particular circumstances.

In general, distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January, but declared by a fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to an investor in the calendar year in which they were declared.

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The funds will inform shareholders of the amount of any ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

A distribution will reduce a fund's net asset value per fund share and may be taxable to a shareholder as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. You should note that if you purchase shares of a fund just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and generally should be avoided by taxable investors.

Each fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Derivatives and Other Complex Securities. A fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect a fund's ability to qualify as a RIC, affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer a fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a fund. Additional information pertaining to the potential tax consequences to the funds, and to the shareholders, from the funds' potential investment in complex securities can be found in the SAI. Please consult a personal tax advisor regarding the application of these rules.

Foreign Currency Transactions. A fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Income Taxes. Investment income received by a fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a fund at the close of its taxable year consist of certain foreign stocks or securities, the fund may elect to "pass through" to shareholders certain foreign income taxes (including withholding taxes) paid by the fund. If a fund in which a shareholder holds fund shares makes such an election, the shareholder will be considered to have received as an additional dividend the shareholder's share of such foreign taxes, but the shareholder may be entitled to either a corresponding tax deduction in calculating the shareholder's taxable income, or, subject to certain limitations, a credit in calculating the shareholder's federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a fund does not so elect, the fund will be entitled to claim a deduction for certain foreign taxes incurred by the fund. Under certain circumstances, if a fund receives a refund of foreign taxes paid in respect of a prior year, the value of fund shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the fund's foreign taxes for the current year could be reduced.

Investments in Certain Foreign Corporations. A fund may invest in foreign entities classified as passive foreign investment companies or "PFICs" or controlled foreign corporations or "CFCs" under the Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect a fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by a fund before making an investment in such fund. Fund dividends attributable to dividends received from PFICs and CFCs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to the funds, and to the shareholders, from the funds' potential investment in PFICs and CFCs can be found in the SAI.

Real Estate Investment Trusts. A fund may invest in U.S. REITs. REITs in which a fund invests often do not provide complete and final tax information to the fund until after the time that the fund issues a tax reporting statement. As a result, a fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

"Qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a fund to its shareholders that are attributable to qualified REIT dividends received by the fund and which the fund properly reports as "section 199A dividends," are treated as

61

"qualified REIT dividends" in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

Taxes on Share Sales. Each sale of shares of the fund will generally be taxable event. Assuming a shareholder holds fund shares as capital assets, any gain or loss realized upon a sale of fund shares is generally treated as long-term capital gain or loss if fund shares have been held for more than one year and as short-term capital gain or loss if fund shares have been held for one year or less, except that any capital loss on the sale of fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such fund shares. Any loss realized on a sale will be disallowed to the extent shares of the fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of such shares. The ability to deduct capital losses may be limited.

Taxes on Creations and Redemptions of Creation Units. Authorized Participants who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. Authorized Participants who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable fund shares (or securities surrendered) have been held for one year or less.

When creating or redeeming Creation Units, a confirmation statement showing the number of fund shares purchased or sold and at what price will be sent.

The trust, on behalf of each fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the applicable fund and if, pursuant to Section 351 of the Code, the applicable fund would have a basis in the securities different from the market value of the securities on the date of deposit. The trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the applicable fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

If a fund redeems Creation Units in cash in addition to, or in place of, the delivery of a basket of securities, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Certain Tax-Exempt Investors. A fund, if investing in certain limited real estate investments and other publicly traded partnerships, may be required to pass through certain "excess inclusion income" and other income as "unrelated business taxable income" (UBTI). Prior to investing in a fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

Non-U.S. Investors. Ordinary income dividends paid by a fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, a fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and a fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of fund

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shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. A fund will be required in certain cases to withhold (as "backup withholding") on amounts payable to any shareholder who (1) has provided the fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Issues. A fund may be subject to tax in certain states where the fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the funds and of fund shareholders with respect to distributions by the funds may differ from federal tax treatment.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the funds. It is not a substitute for personal tax advice. Consult a personal tax advisor about the potential tax consequences of an investment in the funds under all applicable tax laws.

General Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of each fund. However, Rule 12d1-4 permits registered investment companies to invest in the funds beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the trust.

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Financial Highlights

The following financial highlights tables are intended to help you understand each fund's financial performance for the fiscal periods indicated.  Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, are included in each fund's annual report, which is available free, upon request.

	Year Ended October 31,				For the Period from April 9, 2020[a] to October 31, 2020
BNY Mellon US Large Cap Core Equity ETF	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	79.29	71.24	87.00	61.95	50.00
Investment Operations:
Net investment income[b]	1.38	1.23	1.15	1.06	0.56
Net realized and unrealized gain (loss) on investments	29.07	7.99	(15.81)	24.90	11.81
Total from Investment Operations	30.45	9.22	(14.66)	25.96	12.37
Distributions:
Dividends from net investment income	(1.36)	(1.17)	(1.10)	(0.91)	(0.42)
Net asset value, end of period	108.38	79.29	71.24	87.00	61.95
Market Price, end of period	108.30	79.24	71.29	87.03	61.82
Net Asset Value Total Return (%)[c]	38.54	13.00	(16.91)	42.08	24.76
Market Price Total Return (%)[c]	38.53	12.85	(16.90)	42.42	24.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	-[d]	-[d]	- [d]	- [d]	-[e]
Ratio of net investment income to average net assets	1.40[d]	1.57 [d]	1.47 [d]	1.35 [d]	1.63[e]
Portfolio Turnover Rate[f]	16.00	5.33	5.74	10.53	10.62
Net Assets, end of period ($ x 1,000)	2,879,643	1,694,474	438,156	391,486	93,045
a Commencement of operations.
b Based on average shares outstanding.
c Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
d Amounts do not include the expenses of the underlying fund.
e Annualized.
f Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

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Financial Highlights (continued)

	Year Ended October 31,				For the Period From April 9, 2020[a]to October 31, 2020
BNY Mellon US Mid Cap Core Equity ETF	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	76.04	77.86	94.03	65.66	50.00
Investment Operations:
Net investment income[b]	1.38	1.35	1.32	1.07	0.50
Net realized and unrealized gain (loss) on investments	25.09	(1.99)	(16.18)	28.28	15.63
Total from Investment Operations	26.47	(0.64)	(14.86)	29.35	16.13
Distributions:
Dividends from net investment income	(1.37)	(1.18)	(1.31)	(0.98)	(0.47)
Net asset value, end of period	101.14	76.04	77.86	94.03	65.66
Market Price, end of period	101.27	76.08	77.86	94.11	65.55
Net Asset Value Total Return (%)[c]	34.92	(0.89)	(15.88)	44.87	32.27
Market Price Total Return (%)[c]	35.01	(0.83)	(15.94)	45.23	32.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	0.04[d]	0.04[d]	0.04[d]	0.04[d]	0.04[e]
Ratio of net investment income to average net assets	1.48[d]	1.66[d]	1.55[d]	1.24[d]	1.43[e]
Portfolio Turnover Rate[f]	93.63	11.76	25.97	32.65	21.26
Net Assets, end of period ($ x 1,000)	510,765	420,516	86,427	112,841	39,396

a Commencement of operations.
b Based on average shares outstanding.
c Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
d Amounts do not include the expenses of the underlying fund.
e Annualized.
f Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

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Financial Highlights (continued)

	Year Ended October 31,				For the Period From April 9, 2020[a]to October 31, 2020
BNY Mellon US Small Cap Core Equity ETF	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	76.29	79.45	97.73	67.17	50.00
Investment Operations:
Net investment income[b]	1.42	1.30	1.22	1.25	0.49
Net realized and unrealized gain (loss) on investments	23.16	(3.30)	(18.22)	30.31	17.14
Total from Investment Operations	24.58	(2.00)	(17.00)	31.56	17.63
Distributions:
Dividends from net investment income	(1.47)	(1.16)	(1.28)	(1.00)	(0.46)
Net asset value, end of period	99.40	76.29	79.45	97.73	67.17
Market Price, end of period	99.56	76.35	79.50	97.86	67.03
Net Asset Value Total Return (%)[c]	32.30	(2.59)	(17.45)	47.08	35.30
Market Price Total Return (%)[c]	32.42	(2.57)	(17.50)	47.59	35.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	0.04[d]	0.04[d]	0.04[d]	0.04[d]	0.04[e]
Ratio of net investment income to average net assets	1.53[d]	1.58[d]	1.36[d]	1.34[d]	1.37[e]
Portfolio Turnover Rate[f]	66.34	20.13	37.93	50.09	32.54
Net Assets, end of period ($ x 1,000)	120,273	95,368	35,754	180,810	40,302

a Commencement of operations.
b Based on average shares outstanding.
c Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
d Amounts do not include the expenses of the underlying fund.
e Annualized.
f Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

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Financial Highlights (continued)

	Year Ended October 31,				For the Period From April 24, 2020[a] to
BNY Mellon International Equity ETF	2024	2023	2022	2021	October 31, 2020
Per Share Data ($):
Net asset value, beginning of period	62.19	56.45	74.38	56.06	50.00
Investment Operations:
Net investment income[b]	2.12	2.19	2.03	1.82	0.76
Net realized and unrealized gain (loss) on investments	12.56	5.43[c]	(17.83)	18.31	6.00
Total from Investment Operations	14.68	7.62	(15.80)	20.13	6.76
Distributions:
Dividends from net investment income	(2.13)	(1.88)	(2.13)	(1.81)	(0.70)
Transaction fees[b]	0.00[d]	0.00[d]	--	--	--
Net asset value, end of period	74.74	62.19	56.45	74.38	56.06
Market Price, end of period	75.09	62.88	56.52	74.86	56.66
Net Asset Value Total Return (%)[e]	23.65	13.32	(21.49)	36.10	13.49
Market Price Total Return (%)[e]	22.84	14.43	(21.92)	35.52	14.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	0.04[f]	0.04[f]	0.04[f]	0.04[f]	0.04[g]
Ratio of net investment income to average net assets	2.88[f]	3.30[f]	3.15[f]	2.57[f]	2.55[g]
Portfolio Turnover Rate[h]	16.58	13.57	19.30	13.49	12.82
Net Assets, end of period ($ x 1,000)	724,949	444,624	127,021	100,409	30,834

a Commencement of operations.
b Based on average shares outstanding.
c In addition to net realized and unrealized gains (losses) on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund's investments.
d Amount represents less than $0.01 per share.
e Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
f Amounts do not include the expenses of the underlying fund.
g Annualized.
h Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

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Financial Highlights (continued)

	Year Ended October 31,				For the Period From April 24, 2020[a] to October 31, 2020
BNY Mellon Emerging Markets Equity ETF	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	50.77	47.36	69.84	62.45	50.00
Investment Operations:
Net investment income[b]	1.44	1.55	1.76	1.47	0.81
Net realized and unrealized gain (loss) on investments	10.69	3.28[c]	(22.41)	7.69	12.40
Total from Investment Operations	12.13	4.83	(20.65)	9.16	13.21
Distributions:
Dividends from net investment income	(1.55)	(1.48)	(1.83)	(1.77)	(0.76)
Transaction fees[b]	0.05	0.06	--	--	--
Net asset value, end of period	61.40	50.77	47.36	69.84	62.45
Market Price, end of period	61.33	50.67	47.53	69.90	62.92
Net Asset Value Total Return (%)[d]	24.11	10.14	(29.91)	14.61	26.52
Market Price Total Return (%)[d]	24.20	9.55	(29.76)	13.83	27.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	0.11[e]	0.11[e]	0.11[e]	0.11[e]	0.11[f]
Ratio of net expenses to average net assets	0.11[e]	0.11[e]	0.11[e]	0.11[e]	0.11[f]
Ratio of net investment income to average net assets	2.48[e]	2.84[e]	2.90[e]	2.00[e]	2.63[f]
Portfolio Turnover Rate[g]	30.80	19.90	15.00	17.42	12.84
Net Assets, end of period ($ x 1,000)	119,723	86,303	26,046	38,411	34,351

a Commencement of operations.
b Based on average shares outstanding.
c In addition to net realized and unrealized gains (losses) on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund's investments.
d Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
e Amounts do not include the expenses of the underlying fund.
f Annualized.
g Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

68

Financial Highlights (continued)

	Year Ended October 31,			For the Period From April 24, 2020[a] to October 31, 2020
BNY Mellon Core Bond ETF	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	39.48	40.68	49.30	50.27	50.00
Investment Operations:
Net investment income[b]	1.83	1.47	0.96	0.55	0.32
Net realized and unrealized gain (loss) on investments	2.26	(1.31)	(8.68)	(0.75)	0.33
Total from Investment Operations	4.09	0.16	(7.72)	(0.20)	0.65
Distributions:
Dividends from net investment income	(1.67)	(1.37)	(0.92)	(0.77)	(0.38)
Transaction fees[b]	0.03	0.01	0.02	--	--
Net asset value, end of period	41.93	39.48	40.68	49.30	50.27
Market Price, end of period	41.95	39.52	40.66	49.33	50.29
Net Asset Value Total Return (%)[c]	10.54	0.31	(15.82)	(0.41)	1.30
Market Price Total Return (%)[c]	10.48	0.44	(15.89)	(0.38)	1.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	-[d]	-[d]	-[d]	-[d]	-[e]
Ratio of net investment income to average net assets	4.39[d]	3.53[d]	2.15[d]	1.12[d]	1.20[e]
Portfolio Turnover Rate[f]	59.76	64.39	84.75	105.97	27.32
Net Assets, end of period ($ x 1,000)	1,993,952	540,915	372,187	194,745	45,248

a Commencement of operations.
b Based on average shares outstanding.
c Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
d Amounts do not include the expenses of the underlying fund.
e Annualized.
f Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

69

NOTES

70

NOTES

71

NOTES

72

For More Information

BNY Mellon US Large Cap Core Equity ETF
BNY Mellon US Mid Cap Core Equity ETF
BNY Mellon US Small Cap Core Equity ETF
BNY Mellon International Equity ETF
BNY Mellon Emerging Markets Equity ETF
BNY Mellon Core Bond ETF

More information on each fund is available free upon request, including the following:

Annual/Semi-Annual Report

Each fund's annual and semi-annual reports describe the fund's performance and recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. Each fund's Form N-CSR contains the fund's financial statement and lists each fund's portfolio holdings. The funds' most recent annual and semi-annual reports and Form N-CSR are available at www.bny.com/investments.

Statement of Additional Information (SAI)

The SAI provides more details about each fund and its respective policies. A current SAI is available at www.bny.com/investments and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

BNY Mellon ETF Trust discloses, at www.bny.com/investments, the identities and quantities of the securities held by each fund. A complete description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

How to Request the SAI, the Funds' Annual and Semi-Annual Reports, and Other Information about the Funds, and to Make Shareholder Inquiries.

By telephone (toll-free). Call 1-833-ETF-BNYM (383-2696) (inside the U.S. only)

By mail.

BNY Mellon ETF Trust

240 Greenwich Street

New York, New York 10286

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: The EDGAR Database at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

BNY Mellon ETF Trust: www.bny.com/investments

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of shares of any fund, and, if given or made, the information or representations must not be relied upon as having been authorized by the trust or the funds. Neither the delivery of this prospectus nor any sale of shares of any fund shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus.

Dealers effecting transactions in shares of any fund, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Investment Company Act file number: 811-23477

© 2025 BNY Mellon Securities Corporation ETF-P0225

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2025

This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, annual report or semi-annual report to shareholders, or Form N-CSR, please call your financial adviser, or write to the fund at 240 Greenwich Street, New York, New York 10286, visit at www.bny.com/investments, or call 1-833-ETF-BNYM (383-2696) (inside the U.S. only).

The most recent annual report and semi-annual report to shareholders and Form N-CSR for each fund are separate documents, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in each Fund's Form N-CSR are incorporated by reference into this SAI and can be accessed by clicking here. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Principal U.S. Listing Exchange for each Index ETF, BHYF and CI: NYSE Arca, Inc.

Principal U.S. Listing Exchange for GIIF: Cboe BZX Exchange, Inc.

	Fund	Abbreviation	Ticker	Fiscal Year End	Prospectus Date

	BNY Mellon ETF Trust	Trust

Index ETFs	BNY Mellon US Large Cap Core Equity ETF	BLCCEF	BKLC	October 31 st	February 28, 2025
	BNY Mellon US Mid Cap Core Equity ETF	BMCCEF	BKMC	October 31 st	February 28, 2025
	BNY Mellon US Small Cap Core Equity ETF	BSCCEF	BKSE	October 31 st	February 28, 2025
	BNY Mellon International Equity ETF	BIEF	BKIE	October 31 st	February 28, 2025
	BNY Mellon Emerging Markets Equity ETF	BEMEF	BKEM	October 31 st	February 28, 2025
	BNY Mellon Core Bond ETF	BCBF	BKAG	October 31 st	February 28, 2025
Concentrated International ETF	BNY Mellon Concentrated International ETF	CI	BKCI	October 31st	February 28, 2025
Global Infrastructure Income ETF	BNY Mellon Global Infrastructure Income ETF	GIIF	BKGI	October 31st	February 28, 2025
High Yield ETF	BNY Mellon High Yield ETF[1]	BHYF	BKHY	October 31 st	February 28, 2025

1 Effective on July 1, 2024, the fund's name changed from "BNY Mellon High Yield Beta ETF" to "BNY Mellon High Yield ETF".

ETF-SAI-0225

TABLE OF CONTENTS

PART I

PART II

PART III

ADDITIONAL INFORMATION ABOUT BUYING AND SELLING SHARES	III-1
Frequent Purchases and Exchanges	III-1
INFORMATION ABOUT SHAREHOLDER SERVICES	III-1
INFORMATION ABOUT DISTRIBUTION AND SERVICE PLANS	III-1
ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	III-2
Equity Securities	III-2
Common Stock	III-2
Preferred Stock	III-2
Tracking Stock	III-3
Convertible Securities	III-3
Warrants and Stock Purchase Rights	III-4
IPOs	III-4
IPOs Generally	III-4
Equity IPOs	III-4
Fixed-Income Securities	III-5
U.S. Government Securities	III-6
Corporate Debt Securities	III-7
Ratings of Securities; Unrated Securities	III-7
High Yield and Lower-Rated Securities	III-7
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-9
Variable and Floating Rate Securities	III-9
Mortgage-Backed Securities	III-10
Asset-Backed Securities	III-13
Taxable Municipal Securities	III-13
Real Estate Investment Trusts	III-16
Money Market Instruments	III-16
Bank Obligations	III-16
Repurchase Agreements	III-17
Commercial Paper	III-18
Foreign Securities	III-18
Investing in Europe	III-19
Investing in France	III-20
Investing in Japan	III-20
Emerging Markets	III-21
Depositary Receipts and New York Shares	III-30
Sovereign Debt Obligations	III-30
Eurodollar and Yankee Dollar Investments	III-32
Investment Companies	III-32
Private Investment Funds	III-32
Exchange-Traded Funds and Similar Exchange Traded Products	III-32
Exchange-Traded Notes	III-33
Derivatives	III-33
Risks	III-34
CPO Exemption	III-35
Specific Types of Derivatives	III-36
Foreign Currency Transactions	III-43
Lending Portfolio Securities	III-44
Borrowing Money	III-45
Forward Commitments	III-45
Forward Roll Transactions	III-45
LIBOR Rate Risk	III-45
Illiquid Investments	III-46

Section 4(a)(2) Paper and Rule 144A Securities	III-46
Non-Diversified or Diversified Status	III-46
Cybersecurity Risk	III-47
Infrastructure-Related Companies	III-47
Recent Market and Economic Developments	III-49
RATING CATEGORIES	III-50
S&P	III-50
Long-Term Issue Credit Ratings	III-50
Municipal Short-Term Note Ratings Definitions	III-52
Moody's	III-52
Long-Term Obligation Ratings and Definitions	III-52
Short-Term Ratings	III-53
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-53
Fitch	III-54
Corporate Finance Obligations – Long-Term Rating Scales	III-54
Structured, Project & Public Finance Obligations – Long-Term Rating Scales	III-55
Short-Term Ratings Assigned to Issuers and Obligations	III-55
DBRS	III-56
Long Term Obligations	III-56
Commercial Paper and Short Term Debt	III-56
ADDITIONAL INFORMATION ABOUT THE BOARD	III-57
Board Oversight Role in Management	III-57
Board Composition and Leadership Structure	III-58
Additional Information About the Board and its Committees	III-58
MANAGEMENT ARRANGEMENTS	III-58
The Adviser	III-58
Sub-Advisers	III-59
Portfolio Managers and Portfolio Manager Compensation	III-59
Mellon	III-60
INA	III-60
NIMNA/NIM	III-61
Walter Scott	III-61
Certain Conflicts of Interest with Other Accounts	III-61
Code of Ethics	III-62
Distributor	III-62
Service Agents	III-63
Transfer Agent, Custodian and Administrator	III-63
Annual Anti-Money Laundering Program Review	III-64
Funds' Compliance Policies and Procedures	III-64
Combined Prospectuses	III-64
Escheatment	III-64
DETERMINATION OF NAV	III-64
Valuation of Portfolio Securities	III-64
Calculation of NAV	III-65
Expense Allocations	III-65
Exchange and Transfer Agent Closings	III-66
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-66
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	III-66
Taxation of the Funds	III-67
Taxation of Shareholders - Distributions	III-69
Taxation of Shareholders – Sale of Shares	III-71
Cost Basis Reporting	III-71

Taxation of Fund Investments	III-71
Foreign Taxes	III-74
Tax –Exempt Shareholders	III-74
Foreign Shareholders	III-75
Backup Withholding	III-75
Creation Units	III-76
Certain Potential Tax Reporting Requirements	III-76
State Tax Matters	III-76
PORTFOLIO TRANSACTIONS	III-77
Trading the Funds' Portfolio Securities	III-77
Soft Dollars	III-79
IPO Allocations	III-80
DISCLOSURE OF PORTFOLIO HOLDINGS	III-80
Policy on Disclosure of Portfolio Holdings	III-80
SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES	III-80
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE, FUND SHARES AND VOTING RIGHTS; SHAREHOLDER ACTIONS	III-82
Massachusetts Business Trusts	III-82
Fund Shares and Voting Rights	III-82
Shareholder Actions	III-83
LOCAL MARKET HOLIDAY SCHEDULES	III-83
FINANCIAL STATEMENTS	III-84
GLOSSARY	III-84
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY	A- 1

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. All of the board members are Independent Board Members. The address of each board member is 240 Greenwich Street, New York, New York 10286.

Name (Age) Position	Year Joining the Board	Principal Occupation During Past 5 Years	Number of Investment Companies in Fund Complex2 Overseen by Trustee	Other Public Company Board Memberships During Past 5 Years
J. Charles Cardona (69) Chairman of the Board1	2020	BNY Mellon Family of Funds, Interested Director (2014 – 2018), Independent Director (2019 – Present); BNY Mellon Liquidity Funds, Director (2004-2024) and Chairman (2019 – 2021).	30	N/A
Kristen M. Dickey (64) Board Member1	2020	Independent board director of Marstone, Inc., a financial technology company (since 2018); Lead non-executive director for Aperture Investors, LLC, an investment management firm (since 2018).	14	N/A

Name (Age) Position	Year Joining the Board	Principal Occupation During Past 5 Years	Number of Investment Companies in Fund Complex2 Overseen by Trustee	Other Public Company Board Memberships During Past 5 Years
F. Jack Liebau, Jr. (61) Board Member1	2020	Corporate director (since 2015); Managing Director at Beach Investment Counsel, a financial advisory firm (2020-2024).	14

Myers Industries, an industrial company, Director (2015 – Present) and Chairman of the Board (2016 – Present); STRATTEC Security Corp., an automotive power and security solutions company, Director (2023 – Present) and Chairman of the Board (2024 – Present); and Motorcar Parts of America, an automotive parts company, Director (2024 – Present).

Jill I. Mavro (52) Board Member[1]	2020	Managing Director at CapWGlobal, LLC, a financial technology consulting company (since 2020); Founder and Principal of Spoondrift Advisory, LLC (since 2018).	14	N/A
Kevin W. Quinn (65) Board Member[1]	2020	Partner at PricewaterhouseCoopers, LLC (until 2019).	14	N/A
Stacy L. Schaus (64) Board Member[1]	2020	Chief Executive Officer of the Schaus Group LLC, a consulting firm (since 2019); Advisory board member of A&P Capital, a consulting firm (from 2019 until 2021).	14	N/A

1 Serves on the board's audit committee and nominating committee.
2 Represents the number of separate portfolios comprising the investment companies in the "Fund Complex," including the funds, for which the board member served as of the date of this SAI. "Fund complex" comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

• J. Charles Cardona – Mr. Cardona has served as the Chairman of the Board for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. He currently also serves as an independent board member for certain funds in the BNY Mellon Family of Funds. Mr. Cardona was the President and a Director of The Dreyfus Corporation, subsequently renamed BNY Mellon Investment Adviser, Inc. ("BNYMIA"), an affiliate of the Adviser, and the Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of The Dreyfus Corporation, until he retired in 2016. From 2013 to 2016, Mr. Cardona served as Chairman of MBSC Securities Corporation, subsequently renamed BNY Mellon Securities Corporation (the fund's distributor), and he previously served as an Executive Vice President for the Distributor from 1997 to 2013. He also served as President of the Institutional Services Division of MBSC Securities Corporation. He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units. Prior to joining the Institutional Services Division, he served as Assistant Director of Sales and Services in the Dreyfus Retail Division of MBSC Securities Corporation (formerly Dreyfus Service Corporation), which he joined in 1981.

•  Kristen M. Dickey – Ms. Dickey has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Ms. Dickey's career spans over 20 years of experience in the investment management industry, before her retirement in 2017. She served in various roles at BlackRock, Inc. over the course of her career, including as Managing Director—Global Head of Index Strategy from 2014 to 2017, Managing Director—Head of Corporate Investor Relations from 2012 to 2014 and Managing Director—Global Head of Financial Institutions Group from 1996 to 2011. Ms. Dickey has served as the lead non-executive director for Aperture Investors, LLC, an investment management firm, since 2018. She has also served as an independent board director of Marstone, Inc., a financial technology company, since 2018, and as a non-executive director of AIMIA, Inc. since 2022. Ms. Dickey has served as a trustee for the New York City park nonprofits Friends of the High Line from 2006, where she is also the head of the investment committee, and the Battery Conservancy, where she is also the treasurer, since 2005 and 2011, respectively. She has served as an advisory board member for the nonprofits Girls Who Invest and the Council for Economic Education since 2018 and 2017, respectively.

•  F. Jack Liebau, Jr. – Mr. Liebau has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Mr. Liebau has over 30 years of experience in the investment management industry. He has served in various roles over the course of his career, including as a partner, portfolio manager and head of compliance at Primecap Management Co. from 1986 to 2003, president, portfolio manager and head of compliance at Liebau Asset Management from 2003 to 2011, portfolio manager and partner at Davis Advisors from 2011 to 2013, President and Chief Executive Officer at Roundwood Asset Management from 2013 to 2015, a Managing Director at Beach Investment Counsel from 2020 to 2024, and a private investor and corporate director since 2015. Mr. Liebau has served as a board member of numerous organizations, including as a director of media company Media General from 2008 to 2009, a director of defense firm Herley Industries from 2010 to 2011, a corporate director of automotive aftermarket retailer Pep Boys from 2015 to 2016, a director of industrial company Myers Industries from 2015 to present and the Chairman of the Board from 2016 to present, the Non-Executive Chairman of the Board of information technology and investigations firm Special Investigations Limited Company from 2017 to present, an independent director of S3 Software, an unlisted software company serving media companies, from 2020 to present, a director of automotive power and security solutions company STRATTEC Security Corp. from 2023 to present and the Chairman of the Board since 2024, and a director of automotive parts company Motorcar Parts of America from 2024 to present.

• Jill I. Mavro – Ms. Mavro has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Ms. Mavro gained over 23 years of experience in the asset management industry before her retirement in 2018. She served in various roles at State Street Global Advisors over the course of her career, including as an associate and principal in the asset servicing division from 1995 to 1997, a principal and vice president in the asset management division from 1997 to 2002, a vice president and sales manager from 2002 to 2004, Vice President—Head of National Accounts from 2004 to 2012, Managing Director—Head of Strategic Relationships from 2012 to 2016 and Senior Managing Director—Head of Strategic Relationships from 2016 to 2018. Ms. Mavro has served as a Managing Director at CapWGlobal, LLC since 2020. Ms. Mavro has served as a board member of several organizations, including as a board member of Sectoral Asset Management from 2013 to 2015, a member of the Overseers Board of Beth Israel Deaconess Medical Center from 2014 to present, a board member of nonprofit Women in ETFs, Inc. from 2013 to present and a member of the SPDR Executive Committee at State Street Global Advisors from 2014 to 2018.

• Kevin W. Quinn – Mr. Quinn has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Mr. Quinn gained over 35 years of experience in the audit, tax and accounting field before his retirement in 2019. He served as a partner at PricewaterhouseCoopers, LLC from 1997 to 2019. He is a Certified Public Accountant and holds the Chartered Financial Analyst designation from the CFA Institute. Mr. Quinn has also served as trustee as part of the Catholic Charities – Archdiocese of Boston, MA from 2001-2013, Mutual Funds Against Cancer from 2003-2008 and INROADS, an organization that seeks to promote ethnic and racial diversity in the corporate workplace, from 1997-2000.
•  Stacy L. Schaus – Ms. Schaus has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Ms. Schaus has over 37 years of experience in the financial and investment management industries. She served as a vice president at Merrill Lynch Capital Markets from 1981 to 1989, as the founder and Chief Executive Officer/Chief Operating Officer of Hewitt Financial Services, a registered investment adviser and brokerage, from 1992 to 2006, as the President of the Hewitt Series Trust from 1992 to 2006, as Executive Vice President—Defined Contribution Practice Founder at PIMCO Investment Management from 2006 to 2018, and has served as the founder and Chief Executive Officer of the Schaus Group LLC, a consulting firm, since 2019. Ms. Schaus has served as a board member of several organizations, including as a board member of the nonprofit Financial Planning Association from 2005 to 2007, the founder and chairwoman of the nonprofit Defined Contribution Institutional Investment Association from 2010 to 2012 and the chairwoman (from 2018 to 2020) and executive committee member (from 2018 to 2021) of the nonprofit Employee Benefit Research Institute. She has served as a member of the financial technology committee of the nonprofit Society of Actuaries since 2019 and as an advisory board member of A&P Capital, a consulting firm, from 2019 until 2021.

Committee Meetings

The board has the following standing committees: audit committee and nominating committee. The board's audit and nominating committees met during the funds' last fiscal year ended October 31, 2024, as indicated below:

Fund	Audit	Nominating

BLCCEF	4	0
BMCCEF	4	0
BSCCEF	4	0
BIEF	4	0
BEMEF	4	0
BCBF	4	0
BHYF	4	0
CI	4	0
GIIF	4	0

Board Members' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares, in each case as of December 31, 2024.

Fund	J. Charles Cardona	Kristen M. Dickey	F. Jack Liebau	Jill I. Mavro	Kevin W. Quinn	Stacy L. Schaus

BLCCEF	None	None	None	None	None	Over $100,000
BMCCEF	None	None	None	None	None	None
BSCCEF	None	None	None	None	None	None
BIEF	None	None	None	Over $100,000	None	None
BEMEF	None	None	None	None	$10,001 - $50,000	None
BCBF	None	None	$10,001 - $50,000	Over $100,000	None	None
BHYF	None	None	$10,001 - $50,000	None	None	None
CI	None	None	None	None	None	None
GIIF	None	None	None	None	None	$50,001 - $100,000

Aggregate holdings of funds in the Trust	None	None	$50,001 - $100,000	Over $100,000	$10,001 - $50,000	Over $100,000

As of December 31, 2024, none of the independent board members or their immediate family members owned securities of the Adviser, any Sub-Adviser, the sub-sub-adviser, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, any Sub-Adviser, the sub-sub-adviser, or the Distributor.

Board Members' Compensation

The Independent Board Members are not compensated directly by the funds. The Independent Board Members are paid by the Adviser from the unitary management fee paid to the Adviser by the funds. The Independent Board Members are also reimbursed for their covered expenses. For the fiscal year ended October 31, 2024, the Adviser paid the Independent Board Members the following:

Name of Independent Board Member	Aggregate Compensation from the Trust	Pension of Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Independent Board Members(1)
J. Charles Cardona	$80,981	N/A	N/A	$249,700
Kristen M. Dickey	$64,784	N/A	N/A	$64,784
F. Jack Liebau, Jr.	$64,784	N/A	N/A	$64,784
Jill I. Mavro	$64,784	N/A	N/A	$64,784
Kevin W. Quinn	$75,582	N/A	N/A	$75,582
Stacy L. Schaus	$64,784	N/A	N/A	$64,784

(1) Represents the total compensation from all investment companies in the fund complex, including the funds, for which the board member served as of the date of this SAI. "Fund complex" comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

OFFICERS

Name Year of Birth Position	Principal Occupation During Past 5 Years	Number of Investment Companies (and Portfolios) in the Fund Complex[2] for which Officer serves as an Officer

David DiPetrillo 1978 President 2020

Vice President and Director of BNYMIA since February 2021; Head of North America Distribution, BNY Investments since February 2023; and Head of North America Product, BNY Investments from January 2018 to February 2023.

47 (89 portfolios)
Sarah S. Kelleher 1975 Vice President and Secretary 2020	Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY since September 2021; and Managing Counsel of BNY from December 2017 to September 2021.	48 (106 portfolios)
Lisa M. King 1968 Vice President and Assistant Secretary 2024	Counsel of BNY since June 2023; and Regulatory Administration Group Manager of BNY Mellon Asset Servicing from February 2016 to June 2023.	48 (106 portfolios)
Amanda Quinn 1985 Vice President and Assistant Secretary 2020	Managing Counsel of BNY since March 2024 and Counsel of BNY from June 2019 to February 2024.	48 (106 portfolios)
Deirdre Cunnane 1990 Vice President and Assistant Secretary 2020	Managing Counsel of BNY since December 2021; and Counsel of BNY from August 2018 to December 2021.	48 (106 portfolios)
John Squillace 1959 Chief Compliance Officer 2024

Chief Compliance Officer since May 2024 of BNY Mellon ETF Investment Adviser, LLC and BNY Mellon ETF Trust; Chief Compliance Officer of BNY Mellon Securities Corporation's investment advisory business since January 2016; and Chief Compliance Officer of BNYMIA since July 2021.

2 (14 portfolios)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2020	Senior Managing Counsel of BNY.	48 (106 portfolios)

Name Year of Birth Position	Principal Occupation During Past 5 Years	Number of Investment Companies (and Portfolios) in the Fund Complex[2] for which Officer serves as an Officer

Peter M. Sullivan 1968 Chief Legal Officer, Vice President and Assistant Secretary 2020[1]

Chief Legal Officer of BNYMIA and Associate General Counsel of BNY since July 2021; Senior Managing Counsel of BNY from December 2020 to July 2021; and Managing Counsel of BNY from March 2009 to December 2020.

48 (106 portfolios)
Daniel Goldstein 1969 Vice President 2022

Head of Product Development of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Investments from 2010 to March 2023.

47 (89 portfolios)
Joseph Martella 1976 Vice President 2022

Vice President of the BNYMIA since December 2022; Head of Product Management of North America Distribution, BNY Investments since January 2018; Executive Vice President North America Product, BNY Investments since April 2023; and Senior Vice President of North America Product, BNY Investments from 2010 to March 2023.

47 (89 portfolios)
James Windels 1958 Treasurer 2020	Director of BNYMIA since February 2023; Vice President of BNYMIA since September 2020; and Director – BNY Fund Administration.	48 (106 portfolios)
Roberto G. Mazzeo 1980 Assistant Treasurer 2024	Financial Reporting Manager – BNY Fund Administration.	48 (106 portfolios)
Gavin C. Reilly 1968 Assistant Treasurer 2020	Tax Manager - BNY Fund Administration.	48 (106 portfolios)
Robert Salviolo 1967 Assistant Treasurer 2020	Senior Accounting Manager – BNY Fund Administration.	48 (106 portfolios)

Name Year of Birth Position	Principal Occupation During Past 5 Years	Number of Investment Companies (and Portfolios) in the Fund Complex[2] for which Officer serves as an Officer

Robert Svagna 1967 Assistant Treasurer 2020	Senior Accounting Manager – BNY Fund Administration.	48 (106 portfolios)
Caridad M. Carosella 1968 Anti-Money Laundering Compliance Officer 2020	Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust.	42 (100 portfolios)

1 Chief Legal Officer, Vice President and Assistant Secretary since July 2021; previously Vice President and Assistant Secretary.
2 "Fund complex" comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

The address of each officer is 240 Greenwich Street, New York, New York 10286.

CERTAIN PORTFOLIO MANAGER INFORMATION

The following table lists the number and types of accounts advised by each fund's primary portfolio managers and assets under management in those accounts as of the end of the last fiscal year, October 31, 2024.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed (in millions)	Other Pooled Investment Vehicles	Total Assets Managed (in millions)	Other Accounts	Total Assets Managed (in millions)

Paul Benson	2	$618	9	$1,731	16	$3,880
Brock Campbell	4	$1,991	None	N/A	9	$693
Fraser Fox	5	$8,084	44	$27,895	140	$46,108
David France	131	$147,479	122	$112,928	63	$150,820
Todd Frysinger	131	$147,479	122	$112,928	63	$150,820
Manuel Hayes	1	$334	None	N/A	None	N/A
Jane Henderson	5	$8,084	44	$27,895	140	$46,108
Roy Leckie	5	$8,084	44	$27,895	140	$46,108
Gregory Lee	15	$22,416	34	$23,647	26	$33,698
James A. Lydotes	4	$743	4	$60	12	$5,862
Charlie Macquaker	5	$8,084	44	$27,895	140	$46,108
Nancy Rogers	15	$22,416	34	$23,647	26	$33,698
Vlasta Sheremeta	131	$147,479	122	$112,928	63	$150,820
Stephanie Shu	1	$334	None	N/A	2	$3,926
Maxim Skorniakov	5	$8,084	44	$27,895	140	$46,108
Michael Stoll	131	$147,479	122	$112,928	63	$150,820
Marlene Walker Smith	131	$147,479	122	$112,928	63	$150,820

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts (in millions)

Paul Benson	None	N/A	N/A
Brock Campbell	Other Accounts	1	$47,016
Fraser Fox	Other Pooled Investments	2	$200
	Other Accounts	15	$2,444
David France	None	N/A	N/A
Todd Frysinger	None	N/A	N/A
Manuel Hayes	None	N/A	N/A
Jane Henderson	Other Pooled Investments	2	$200
	Other Accounts	15	$2,444
Roy Leckie	Other Pooled Investments	2	$200
	Other Accounts	15	$2,444
Gregory Lee	None	N/A	N/A
James A. Lydotes	None	N/A	N/A
Charlie Macquaker	Other Pooled Investments	2	$200
	Other Accounts	15	$2,444
Nancy Rogers	None	N/A	N/A
Vlasta Sheremeta	None	N/A	N/A
Stephanie Shu	None	N/A	N/A
Maxim Skorniakov	Other Pooled Investments	2	$200
	Other Accounts	15	$2,444
Michael Stoll	None	N/A	N/A
Marlene Walker Smith	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio managers as of the end of the fund's last fiscal year, October 31, 2024.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Paul Benson	BHYF	$100,001 - $500,000

Brock Campbell	GIIF	None

Fraser Fox	CI	None

David France	BLCCEF	None
	BMCCEF	None
	BSCCEF	None
	BIEF	None
	BEMEF	None

Todd Frysinger	BLCCEF	None
	BMCCEF	None
	BSCCEF	None

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

	BIEF	None
	BEMEF	None

Manuel Hayes	BHYF	$10,001 - $50,000

Jane Henderson	CI	None

Roy Leckie	CI	None

Gregory Lee	BCBF	None

James A. Lydotes	GIIF	$500,001 - $1,000,000

Charlie Macquaker	CI	None

Nancy Rogers	BCBF	None

Vlasta Sheremeta	BLCCEF	None
	BMCCEF	None
	BSCCEF	None
	BIEF	None
	BEMEF	None

Stephanie Shu	BHYF	None

Maxim Skorniakov	CI	None

Michael Stoll	BLCCEF	None
	BMCCEF	None
	BSCCEF	None
	BIEF	None
	BEMEF	None

Marlene Walker Smith	BLCCEF	None
	BMCCEF	None
	BSCCEF	None
	BIEF	None
	BEMEF	None

ADVISER'S AND SUB-ADVISERS' COMPENSATION; COMPLIANCE SERVICES

Adviser's Compensation

The funds pay a monthly management fee to the Adviser at the annual rate set forth in the table below (stated as a percentage of each fund's average daily net assets). For each fund's last three fiscal years (as applicable), the management fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the Adviser and the net fees paid by the fund were as follows:

Fund		2024 Fiscal Year			2023 Fiscal Year			2022 Fiscal Year
	Fee rate	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BLCCEF	0.00%	$0	$0	$0	$0	$0	$0	$0	$0	$0
BMCCEF	0.04%	$190,783	$0	$190,783	$126,496	$0	$126,496	$41,421	$0	$41,421
BSCCEF	0.04%	$44,947	$0	$44,947	$31,448	$0	$31,448	$31,427	$0	$31,427
BIEF	0.04%	$246,736	$0	$246,736	$148,866	$0	$148,866	$46,511	$0	$46,511
BEMEF[1]	0.11%	$106,944	$0	$106,944	$80,134	$0	$80,134	$36,608	$15	$36,593
BCBF	0.00%	$0	$0	$0	$0	$0	$0	$0	$0	$0
BHYF	0.22%	$576,825	$0	$576,825	$349,287	$0	$349,287	$107,145	$0	$107,145
CI2,3	0.75%[4]	$778,651	$32,692	$745,959	$568,053	$0	$568,053	$217,716	$0	$217,716
GIIF[5,6]	0.65%	$154,387	$0	$154,387	$86,743	$0	$86,743	$0	$0	$0

1 For the period March 1, 2021 to March 1, 2022, the Adviser contractually agreed to waive receipt of its management fees and/or assume expenses of BEMEF so that the total annual operating expenses of the fund (excluding payments under the fund's 12b-1 plan (if any), interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business) did not exceed 0.11% of the fund’s average daily net assets.

2  The fund commenced operations on December 8, 2021.

3 Effective August 1, 2024, the Adviser has contractually agreed, until at least March 1, 2026, to assume the direct expenses of the fund so that the fund’s total annual operating expenses (including acquired fund fees and expenses (if any)) (excluding payments under the fund’s 12b-1 plan (if any), interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business) do not exceed 0.65% of the fund’s average daily net assets.

4 Effective October 1, 2024, the management fee payable by the fund to the Adviser, was reduced from an annual rate of 0.80% to an annual rate of 0.75% of the value of the fund's average daily net assets.

5 The fund commenced operations on November 3, 2022.

6 Effective February 28, 2025, the Adviser has contractually agreed, until at least February 28, 2026, to assume the direct expenses of the fund so that the fund’s total annual operating expenses (including acquired fund fees and expenses (if any)) (excluding payments under the fund’s 12b-1 plan (if any), interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business) do not exceed 0.55% of the fund’s average daily net assets.

Sub-Advisers' Compensation

Index ETFs

For each Index ETF the Adviser pays a monthly sub-advisory fee to Mellon Investments Corporation ("Mellon") at the annual rate set forth in the table below (stated as a percentage of each fund's average daily net assets). The Adviser, and not the funds, pays each Sub-Adviser's fee rate. For each fund's last three fiscal years, the fees payable by the Adviser to each fund's Sub-Adviser, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

Fund		2024 Fiscal Year			2023 Fiscal Year			2022 Fiscal Year
	Fee rate	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BLCCEF	0.02%	$466,854	$0	$466,854	$282,892	$0	$282,892	$91,576	$0	$91,576
BMCCEF	0.02%	$95,390	$0	$95,390	$62,732	$0	$62,732	$19,578	$0	$19,578
BSCCEF	0.02%	$22,473	$0	$22,473	$15,602	$0	$15,602	$11,524	$0	$11,524
BIEF	0.02%	$123,368	$0	$123,368	$73,857	$0	$73,857	$24,411	$0	$24,411
BEMEF	0.055%	$53,471	$0	$53,471	$51,518	$0	$51,518	$29,968	$0	$29,968
BCBF	0.03%	$485,600	$0	$485,600	$131,957	$0	$131,957	$95,960	$0	$95,960

Concentrated International ETF

With respect to the Concentrated International ETF, the Adviser pays a monthly sub-advisory fee to Walter Scott & Partners Limited ("Walter Scott") at the annual rate set forth in the table below (stated as a percentage of the fund's average daily net assets). The Adviser, and not the fund, pays the Sub-Adviser's fee rate. For the fund's fiscal years ended October 31, 2024 and 2023, and fiscal period December 8, 2021 to October 31, 2022, the fees payable by the Adviser to the fund's Sub-Adviser, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

Fund		2024 Fiscal Year			2023 Fiscal Year			December 8, 2021 to October 31, 2022 Fiscal Period
	Fee rate	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

CI1	0.375%[2]	$373,910	$0	$373,910	$284,837	$0	$284,837	$147,699	$0	$147,699

1 The fund commenced operations on December 8, 2021.

2 Effective October 1, 2024, the sub-advisory fee that the Adviser pays to Walter Scott was reduced from an annual fee rate of 0.40% to an annual fee rate of 0.375%.

Global Infrastructure Income ETF

With respect to the Global Infrastructure Income ETF, the Adviser pays a monthly sub-advisory fee to Newton Investment Management North America, LLC ("NIMNA") at the annual rate set forth in the table below (stated as a percentage of the fund's average daily net assets). The Adviser, and not the fund, pays the Sub-Adviser's fee rate. For the fund's fiscal year ended October 31, 2024, and fiscal period from November 3, 2022 to October 31, 2023, the fees payable by the Adviser to the fund's Sub-Adviser, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

Fund		2024 Fiscal Year			November 3, 2022 to October 31, 2023 Fiscal Period
	Fee rate	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

GIIF[1]	0.325%	$77,194	$0	$77,194	$42,995	$0	$42,995

1 The fund commenced operations on November 3, 2022.

High Yield ETF

With respect to the High Yield ETF, the Adviser pays a monthly sub-advisory fee to Insight North America LLC ("INA") at the annual rate set forth in the table below (stated as a percentage of the fund's average daily net assets). The Adviser, and not the fund, pays the Sub-Adviser's fee rate. For the fund's last three fiscal years, the fees payable by the Adviser to the fund's Sub-Adviser, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

Fund		2024 Fiscal Year			2023 Fiscal Year			2022 Fiscal Year
	Fee rate	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BHYF	0.11%	$288,413	$0	$288,413	$172,623	$0	$172,623	$53,664	$0	$53,664

Compliance Services

The funds' compliance program is developed, implemented and maintained by the funds' CCO and his staff. The CCO's staff works on the compliance program and related matters for the funds. There will be no allocation to the funds of compensation expenses for the CCO and his staff. Because the funds are unitary fee funds, such compliance compensation and expenses are borne by the Adviser.

SECURITIES LENDING ACTIVITIES

The board has approved participation in a securities lending program for each fund. Under the securities lending program, The Bank of New York Mellon serves as each funds' securities lending agent ("Securities Lending Agent"). The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of each fund during its most recent fiscal year ended October 31, 2024.

Fund	BLCCEF	BMCCEF	BSCCEF	BIEF	BEMEF	BCBF

Gross income from securities lending activities (including income from cash collateral reinvestment)	$74,603.10	$212,841.16	$125,298.46	$26,310.50	$8,638.86	$333,637.52
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	($7,542.04)	($16,070.28)	($5,796.91)	($1,037.14)	($787.12)	($14,017.86)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0	$0	$0
Rebate (paid to borrower)	($36,151.99)	($159,391.15)	($91,209.08)	($20,513.66)	($6,288.37)	($217,613.03)
Rebate (due from borrower)	$24,418.45	$80,510.74	$14,296.42	$2,861.38	$4,213.76	$888.78
Other fees not included in revenue split	$0	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	($19,275.58)	($94,950.69)	($82,709.57)_	($18,689.42)	($2,861.73)	($230,742.11)
Net income from securities lending activities	$55,327.52	$117,890.47	$42,588.89	$7,621.08	$5,777.13	$102,895.41

Fund	BHYF

Gross income from securities lending activities (including income from cash collateral reinvestment)	$447,736.83
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	($13,810.93)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	($340,973.82)
Rebate (due from borrower)	$8,457.76
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	($346,326.99)
Net income from securities lending activities	$101,409.84

CI and GIIF did not engage in securities lending activity during the most recent fiscal year ended October 31, 2024.

Each fund's share of securities lending income is credited back to the fund.

The services provided by The Bank of New York Mellon as Securities Lending Agent were as follows: selection of securities to be loaned; locating borrowers previously approved by the funds' board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds' instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds' instructions; and arranging for return of loaned securities to the fund at loan termination.

OFFERING PRICE

Each fund offers and issues its shares at their net asset value ("NAV") only in aggregations of a specified number of shares (each, a "Creation Unit"). Each fund generally offers and issues its shares either in exchange for (i) a basket of securities designated by the fund ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component") or (ii) a cash payment equal in value to the Deposit Securities ("Deposit Cash") together with the Cash Component. The primary consideration accepted by a fund (i.e., Deposit Securities or Deposit Cash) is set forth under "Purchase and Redemption of Creation Units" later in this SAI. The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Trust also reserves the right to deviate from a representative selection of a fund's portfolio holdings as part of the Deposit Securities if such deviation is in the best interests of the fund and its shareholders. The shares have been approved for listing and secondary trading on a national securities exchange ("Exchange"). The shares will trade on the Exchange at market prices. These prices may differ from the shares' NAVs. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). For the preceding, the Trust reserves the right to deviate from a representative selection of a fund's portfolio holdings if such deviation is in the best interests of the fund and its shareholders.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement. See "Purchase and Redemption of Creation Units." The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply as discussed in the section "Purchase and Redemption of Creation Units" in Part II of this SAI below.

CONTINUOUS OFFERING

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker- dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares of a fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that a fund's prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

The Adviser or its affiliates (the "Selling Shareholder") may purchase Creation Units through a broker-dealer to "seed" (in whole or in part) funds as they are launched, or may purchase shares from broker-dealers or other investors that have previously provided "seed" for funds when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the fund shares are being registered to permit the resale of these shares from time to time after purchase. The funds will not receive any of the proceeds from the resale by the Selling Shareholders of these fund shares.

The Selling Shareholder intends to sell all or a portion of the fund shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The fund shares may be sold on any national securities exchange on which the fund shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.

The Selling Shareholder may also loan or pledge fund shares to broker-dealers that in turn may sell such fund shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of fund shares, which fund shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of fund shares may be deemed to be "underwriters" within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the fund shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an "underwriter" within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a fund is contained in the funds' prospectus under "Purchase and Sale of Fund Shares" and "Additional Purchase and Sale Information." The discussion below supplements, and should be read in conjunction with, such sections of the prospectus.

Shares are approved for listing and trading on the Exchange, subject to notice of issuance. Shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of a fund will continue to be met.

The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the shares of a fund under any of the following circumstances: (i) if the Exchange becomes aware that the fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the fund no longer complies with the applicable listing requirements set forth in the Exchange's rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of a fund, there are fewer than 50 beneficial holders of such fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares from listing and trading upon termination of a fund. The Trust reserves the right to adjust the share price of a fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a fund.

As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of each fund is the U.S. dollar. The base currency is the currency in which a fund's NAV per share is calculated and the trading currency is the currency in which shares of a fund are listed and traded on the Exchange.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the prospectus entitled "Additional Purchase and Sale Information."

The DTC acts as securities depositary for the shares. Shares of each fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares. DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of a fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of the fund's regular brokers or dealers held by such fund as of October 31, 2024, the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer Held By Fund

BLCCEF	BOFA Securities, Inc.	$16,859,022
	Citigroup, Inc.	$7,014,872
	Goldman Sachs Group, Inc.	$10,051,857
	JPMorgan Chase & Co.	$37,638,520
	Morgan Stanley & Co.	$8,700,615

BMCCEF	N/A	N/A

BSCCEF	Virtu Americas LLC	$162,540

BIEF	HSBC Holdings PLC	$6,499,627
	Royal Bank of Canada	$6,511,515
	Societe Generale SA	$827,720
	UBS Group AG	$3,754,795

BEMEF	N/A	N/A

BCBF	Bank of America Corp	$12,243,125
	Barclays Capital Inc.	$3,465,310
	Citigroup, Inc.	$7,408,497
	Goldman Sachs Group, Inc.	$7,812,233
	JPMorgan Chase & Co.	$12,015,935
	Morgan Stanley & Co.	$8,485,930
	Nomura	$940,706
	Wells Fargo Securities, LLC	$7,048,920

BHYF	Jane Street Group LLC	$601,784
	Jefferies Financials LLC	$611,366

CI	N/A	N/A

GIIF	N/A	N/A

COMMISSIONS

The approximate aggregate amounts of commissions paid by each fund for brokerage commission for its last three fiscal years ended October 31 (as applicable), were as follows:

Fund	2024 Fiscal Year Commissions	2023 Fiscal Year Commissions	2022 Fiscal Year Commissions

BLCCEF	$15,272[1]	$1,082	$1,955
BMCCEF	$38,311[1]	$1,656	$2,549
BSCCEF	$13,374[1]	$496	$7,432
BIEF	$41,011[1]	$19,882	$9,179
BEMEF	$56,498	$57,258	$6,682
BCBF	$0	$0	$0
BHYF	$1,504	$0	$0

Fund	2024 Fiscal Year Commissions	2023 Fiscal Year Commissions	2022 Fiscal Year Commissions
CI2	$6,601	$1,611	$190
GIIF[3]	$20,191	$10,495	N/A

1 The aggregate dollar amount of brokerage commissions paid by the fund increased during the fiscal year ended October 31, 2024 primarily due to the rebalancing of the fund that occurred when the fund changed its benchmark index in connection with a change to the fund's investment objective, effective November 15, 2023, and due to an increase in the size of the fund.

2 The fund commenced operations on December 8, 2021.

3 The fund commenced operations on November 3, 2022.

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions related to such transactions were as follows:

Fund	Transactions	Related Commissions

BLCCEF	None	N/A
BMCCEF	None	N/A
BSCCEF	None	N/A
BIEF	None	N/A
BEMEF	None	N/A
BCBF	None	N/A
BHYF	None	N/A
CI	None	N/A
GIIF	$42,810,322	$9,716

PORTFOLIO TURNOVER VARIATION

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

BLCCEF	N/A
BMCCEF

The variation in the fund's portfolio turnover rate during the fiscal year ended October 31, 2024 was primarily due to the rebalancing of the fund that occurred when the fund changed its benchmark index from the Morningstar® US Mid Cap IndexSM to the Solactive GBS United States 400 Index TR in connection with a change to the fund's investment objective effective November 15, 2023.

BSCCEF	N/A
BIEF	N/A
BEMEF	N/A
BCBF	N/A
BHYF	N/A
CI	N/A
GIIF[1]	N/A

1 The fund commenced operations on November 3, 2022.

SHARE OWNERSHIP

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of February 3, 2025, the name and percentage ownership of each DTC participant that owned of record 5% or more outstanding shares of a fund were as follows:

Date	Fund	Name & Address	Percent Owned

February 3, 2025	BLCCEF	Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	57.84%

		Charles Schwab & Company, Inc. 111 Town Square Place Jersey City, New Jersey 07310	10.97%

		LPL Financial LLC 1055 LPL Way Fort Mill, South Carolina 29715	7.66%

		BNY Mellon Wealth Management BNY Mellon Center One Boston Place 201 Washington Street Boston, MA 02108-4408	6.48%

February 3, 2025	BMCCEF	Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	81.35%

		BNY Mellon Wealth Management BNY Mellon Center One Boston Place 201 Washington Street Boston, MA 02108-4408	8.98%

		National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, New Jersey 07310-1995	5.05%

February 3, 2025	BSCCEF	Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	63.23%

		BNY Mellon Wealth Management BNY Mellon Center One Boston Place 201 Washington Street Boston, MA 02108-4408	16.66%

		Charles Schwab & Company, Inc. 111 Town Square Place Jersey City, New Jersey 07310	7.57%

February 3, 2025	BIEF	Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	53.00%

		Charles Schwab & Company, Inc. 111 Town Square Place Jersey City, New Jersey 07310	24.00%

Date	Fund	Name & Address	Percent Owned

		LPL Financial LLC 1055 LPL Way Fort Mill, South Carolina 29715	8.21%

February 3, 2025	BEMEF	Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	85.27%

February 3, 2025	BCBF	Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	66.91%

		Charles Schwab & Company, Inc. 111 Town Square Place Jersey City, New Jersey 07310	9.67%

		National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, New Jersey 07310-1995	6.51%

		Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	5.05%

February 3, 2025	BHYF	Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	69.98%

		National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, New Jersey 07310-1995	9.98%

		Charles Schwab & Company, Inc. 111 Town Square Place Jersey City, New Jersey 07310	7.14%

February 3, 2025	CI	Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	50.31%

		Charles Schwab & Company, Inc. 111 Town Square Place Jersey City, New Jersey 07310	31.58%

		National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, New Jersey 07310-1995	11.51%

February 3, 2025	GIIF	Charles Schwab & Company, Inc. 111 Town Square Place Jersey City, New Jersey 07310	54.07%

Date	Fund	Name & Address	Percent Owned

		The Bank of New York Mellon 500 Grant St. Room 151-1010 Pittsburgh, PA 15258	19.10%

		LPL Financial LLC 1055 LPL Way Fort Mill, South Carolina 29715	9.51%

		National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, New Jersey 07310-1995	8.26%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. An Authorized Participant may hold of record more than 25% of the outstanding shares of a fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a fund, may be affiliated with an index provider (as applicable), may be deemed to have control of the fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of the Distributor (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned shares of a fund. In such cases, the Agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of a fund.

Board members and officers, as a group, owned less than 1% of each fund's voting securities outstanding as of February 3, 2025.

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund's shares ("Large Shareholders"). Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Adviser, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by the Adviser or its affiliates. Large Shareholders may sell all or a portion of their shares of a fund at any time or may be required to sell all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Adviser). Sales by Large Shareholders of their shares of a fund may cause Authorized Participants to engage in redemption requests, which in turn may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests for any redemptions in cash as opposed to in-kind. These sales for any cash redemption baskets may adversely affect both the fund's market price and NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

From time to time, BNY Investments managers, and the Adviser, may sponsor and/or manage a fund in which a BNY affiliate invests seed capital ("Seed Capital"). Such investments may raise potential conflicts of interest because a BNY affiliate, as an investor in the fund, may possess material information about the fund that may not be available to other fund investors. This informational advantage could be perceived as enabling a BNY affiliate to invest or redeem Seed Capital in a manner that conflicts with the interests of other fund investors and/or benefits BNY or its affiliates. In order to mitigate such conflicts, BNY has implemented a policy (the "Seed Capital Investment and Redemption Policy") that governs its affiliates' investment and redemption of Seed Capital in the funds. The Seed Capital Investment and Redemption Policy includes specific parameters that govern the timing and extent of the investment and redemption of Seed Capital, which may be set according to one or more objective factors expressed in terms of timing, asset level, investment performance goals or other criteria approved by BNY. In extraordinary circumstances and subject to certain conditions, BNY will have the authority to modify the application of the Seed Capital Investment and Redemption Policy to a particular investment of Seed Capital after the investment has been made. The Seed Capital Investment and Redemption Policy does not apply (i) in cases where Seed Capital is invested in a fund that has no third party investors and (ii) to investments or redemptions that are required in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Adviser).

PART II

PURCHASE AND REDEMPTION OF CREATION UNITS

Each fund issues and redeems its shares on a continuous basis, at NAV, only in a large specified number of shares called a "Creation Unit." The value of each fund is determined once each business day. The Creation Unit size for a fund may change. Authorized Participants will be notified of such change. Creation Unit transactions may be made in-kind, for cash, or for a combination of securities and cash. The principal consideration for creations and redemptions for each fund is in-kind, although this may be revised at any time without notice.

PURCHASE (CREATION). The Trust issues and sells shares of each fund only: in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement").

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a fund generally consists of either (i) the Deposit Securities and the Cash Component (defined below), computed as described below; or (ii) the cash value of the Deposit Securities and the Cash Component, computed as described below. When accepting purchases of Creation Units for cash, a fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of a fund. The Cash Component, which may include a Dividend Equivalent Payment, is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The "Dividend Equivalent Payment" enables a fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the fund ("Dividend Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each fund and ends on the day preceding the next ex- dividend date. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for a fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each fund may be changed from time to time with a view to the investment objective of the fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. With respect to the Index ETFs, the composition of the Deposit Securities may also change in response to rebalancing adjustments, interest payments, corporate action events and adjustments to the weighting or composition of the component securities of a fund's underlying index.

With respect to each Index ETF, the Concentrated International ETF and the High Yield ETF, the Trust intends to require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to replace any Deposit Security that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. With respect to each fund as noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, "non-standard orders"). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of portfolio or index rebalancing changes.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor, as facilitated via the Transfer Agent, to purchase a Creation Unit of a fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "Book Entry Only System"), and, with respect to fixed income, must have the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an "Authorized Participant") must execute a Participant Agreement that has been agreed to by the Distributor and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.
All orders to purchase shares directly from a fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the "Order Placement Date."

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, a fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a fund's investments are primarily traded is closed, the fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a fund or its agents by no later than the Settlement Date. The "Settlement Date" for orders to create shares is generally the first Business Day ("T+1") after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the fund. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date per applicable instructions. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date per applicable instructions, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom. A creation request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under "Creation and Redemption Transaction Fees" will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the right to reject an order for Creation Units transmitted in respect of a fund at its discretion for any legally permissible reason, including, but not limited to, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of a fund, the Trust does not intend to suspend acceptance of orders for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a fund through the Transfer Agent and only on a Business Day. Except upon liquidation of a fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.
With respect to each fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Redemption Securities"). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the fund.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) with respect to each Index ETF, the Concentrated International ETF and the High Yield ETF, the Trust will substitute a cash in lieu amount to replace any Fund Security that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security and (ii) with respect to each fund, at the Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. The Settlement Date for orders to redeem shares is generally the first Business Day (T+1) after the Order Placement Date, except that the Settlement Date for orders to redeem shares of BEMEF is generally the second Business Day (T+2) after the order Placement Date. With respect to in-kind redemptions of a fund, the calculation of the value of the Redemption Securities and the Cash Redemption

Amount to be delivered upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of shares of a fund are delivered to the Custodian per applicable instructions on the Settlement Date, then the value of the Redemption Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of shares of the fund are not delivered on the Settlement Date per applicable instructions, the fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

With respect to in-kind redemptions of a fund, in connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Securities will be delivered. The Trust generally intends to effect deliveries of redemption proceeds on a T+1 basis, except that the Trust intends to effect deliveries of redemption proceeds in connection with orders to redeem shares of BEMEF on a T+2 basis. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than the standard settlement period following the day on which the redemption request is received in proper form. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash. If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions described below, to offset the Trust's brokerage and other transaction costs associated with the disposition of Redemption Securities). A fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in NAV.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of the Business Day on which the redemption request was submitted, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the Settlement Date of the redemption request, the requisite number of shares of the relevant fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of shares of the applicable fund and to receive the entire proceeds of the redemption; and (ii) if such shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such shares being tendered, there are no restrictions precluding the tender and delivery of such shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption Settlement Date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a fund in connection with higher levels of redemption activity and/or short interest in the fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and each fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized

Participant that is not a "qualified institutional buyer," ("QIB") as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS FOR CERTAIN INTERNATIONAL FUNDS. Notwithstanding the foregoing, as described in the Participant Agreement and/or the applicable order form, certain funds may require orders to be placed prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date's NAV. The cut-off time to receive the trade date's NAV will not precede the calculation of the NAV of a fund's shares on the prior Business Day. Orders to purchase shares of such funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the tables below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
Purchase of Creation Unit Transaction Fees:

Fund	Transaction Fee*, **
BNY Mellon US Large Cap Core Equity ETF	$1,500
BNY Mellon US Mid Cap Core Equity ETF	$1,500
BNY Mellon US Small Cap Core Equity ETF	$1,500
BNY Mellon International Equity ETF	$12,000
BNY Mellon Emerging Markets Equity ETF	$15,000
BNY Mellon Core Bond ETF	$250
BNY Mellon High Yield ETF	$250
BNY Mellon Concentrated International ETF	$750
BNY Mellon Global Infrastructure Income ETF	$250

* From time to time, a fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

** In addition to the transaction fees listed above, the funds may charge an additional variable fee for creations in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser's view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a fund with respect to that transaction.

Redemption of Creation Unit Transaction Fees:

Fund	Transaction Fee*, **
BNY Mellon US Large Cap Core Equity ETF	$1,500
BNY Mellon US Mid Cap Core Equity ETF	$1,500
BNY Mellon US Small Cap Core Equity ETF	$1,500
BNY Mellon International Equity ETF	$12,000
BNY Mellon Emerging Markets Equity ETF	$15,000
BNY Mellon Core Bond ETF	$250
BNY Mellon High Yield ETF	$250
BNY Mellon Concentrated International ETF	$750
BNY Mellon Global Infrastructure Income ETF	$250

* From time to time, a fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

** In addition to the transaction fees listed above, the funds may charge an additional variable fee for redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser's view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a fund with respect to that transaction.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Fund	Equity Securities	IPOs	U.S. Government Securities	Corporate Debt Securities	High Yield and Lower- Rated Securities	Zero Coupon, Pay-in- Kind and Step-Up Securities
BNY Mellon US Large Cap Core Equity ETF	✓	✓	✓
BNY Mellon US Mid Cap Core Equity ETF	✓	✓	✓
BNY Mellon US Small Cap Core Equity ETF	✓	✓	✓
BNY Mellon International Equity ETF	✓	✓	✓
BNY Mellon Emerging Markets Equity ETF	✓	✓	✓
BNY Mellon Core Bond ETF	✓[1]	✓[2]	✓	✓	✓[3]	✓
BNY Mellon High Yield ETF	✓[1]	✓[2]	✓	✓	✓	✓
BNY Mellon Concentrated International ETF	✓
BNY Mellon Global Infrastructure Income ETF	✓	✓	✓

1 For BNY Mellon Core Bond ETF and BNY Mellon High Yield ETF, the funds will only invest in the equity securities of other investment companies.

2 For BNY Mellon Core Bond ETF and BNY Mellon High Yield ETF, the funds will only participate in new issues of bonds and other debt securities. The funds will not participate in equity IPOs.

3 For BNY Mellon Core Bond ETF, the fund will only expect to invest in high yield and lower-rated securities if bonds included in the corresponding index are downgraded.

Fund	Variable and Floating Rate Securities	Mortgage- Backed Securities	Asset-Backed Securities
BNY Mellon US Large Cap Core Equity ETF
BNY Mellon US Mid Cap Core Equity ETF
BNY Mellon US Small Cap Core Equity ETF
BNY Mellon International Equity ETF
BNY Mellon Emerging Markets Equity ETF
BNY Mellon Core Bond ETF	✓	✓	✓
BNY Mellon High Yield ETF
BNY Mellon Concentrated International ETF
BNY Mellon Global Infrastructure Income ETF

Fund	Municipal Securities	REITs	Money Market Instruments4	Foreign Securities	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon US Large Cap Core Equity ETF		✓	✓	✓		✓
BNY Mellon US Mid Cap Core Equity ETF		✓	✓	✓		✓
BNY Mellon US Small Cap Core Equity ETF		✓	✓	✓		✓
BNY Mellon International Equity ETF		✓	✓	✓		✓
BNY Mellon Emerging Markets Equity ETF		✓	✓	✓	✓	✓
BNY Mellon Core Bond ETF	✓ (taxable municipal securities only)	✓	✓	✓	✓		✓
BNY Mellon High Yield ETF		✓	✓	✓	✓		✓
BNY Mellon Concentrated International ETF		✓	✓	✓	✓	✓
BNY Mellon Global Infrastructure Income ETF		✓	✓	✓	✓	✓

4 With respect to the Index ETFs and the High Yield ETF, money market instruments include short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper. Funds may invest cash reserves in money market instruments.

 With respect to the Concentrated International ETF and Global Infrastructure Income ETF, money market instruments consist of high quality, short-term debt obligations, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. For Concentrated International ETF and Global Infrastructure Income ETF, (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s). The commercial paper purchased by a fund will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's or A-1 by S&P; (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or AA- by S&P; or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs5	Exchange- Traded Notes	Futures Transactions	Options Transactions
BNY Mellon US Large Cap Core Equity ETF		✓	✓		✓	✓
BNY Mellon US Mid Cap Core Equity ETF		✓	✓		✓	✓
BNY Mellon US Small Cap Core Equity ETF		✓	✓		✓	✓
BNY Mellon International Equity ETF		✓	✓		✓	✓
BNY Mellon Emerging Markets Equity ETF		✓	✓	✓	✓	✓
BNY Mellon Core Bond ETF	✓	✓	✓		✓	✓
BNY Mellon High Yield ETF	✓	✓	✓		✓	✓
BNY Mellon Concentrated International ETF		✓	✓
BNY Mellon Global Infrastructure Income ETF		✓	✓	✓	✓	✓

5 With respect to the Index ETFs and the High Yield ETF, does not include leveraged ETFs.

Fund	Swap Transactions[6]	Credit Derivatives	Structured Securities and Hybrid Instruments[7]	Participation Notes
BNY Mellon US Large Cap Core Equity ETF	✓
BNY Mellon US Mid Cap Core Equity ETF	✓
BNY Mellon US Small Cap Core Equity ETF	✓
BNY Mellon International Equity ETF	✓
BNY Mellon Emerging Markets Equity ETF	✓			✓
BNY Mellon Core Bond ETF	✓	✓	✓
BNY Mellon High Yield ETF	✓	✓	✓
BNY Mellon Concentrated International ETF
BNY Mellon Global Infrastructure Income ETF	✓[7]		✓	✓

6 BNY Mellon Core Bond ETF may invest in structured securities related to sovereign debt obligations.

7 BNY Mellon Global Infrastructure Income ETF includes contracts for difference.

Fund	Foreign Currency Transactions	Lending Portfolio Securities	Borrowing Money
BNY Mellon US Large Cap Core Equity ETF		✓	✓
BNY Mellon US Mid Cap Core Equity ETF		✓	✓
BNY Mellon US Small Cap Core Equity ETF		✓	✓
BNY Mellon International Equity ETF	✓	✓	✓
BNY Mellon Emerging Markets Equity ETF	✓	✓	✓
BNY Mellon Core Bond ETF		✓	✓
BNY Mellon High Yield ETF		✓	✓
BNY Mellon Concentrated International ETF		✓	✓
BNY Mellon Global Infrastructure Income ETF	✓	✓	✓

Fund	Forward Commitments	Forward Roll Transactions[8]	Illiquid Investments	Section 4(a)(2) Paper and Rule 144A Securities
BNY Mellon US Large Cap Core Equity ETF			✓
BNY Mellon US Mid Cap Core Equity ETF			✓
BNY Mellon US Small Cap Core Equity ETF			✓
BNY Mellon International Equity ETF	✓		✓	✓
BNY Mellon Emerging Markets Equity ETF	✓		✓	✓
BNY Mellon Core Bond ETF	✓	✓	✓	✓
BNY Mellon High Yield ETF			✓	✓
BNY Mellon Concentrated International ETF			✓	✓
BNY Mellon Global Infrastructure Income ETF	✓		✓	✓

8 BNY Mellon Core Bond ETF may enter into forward roll transactions with respect to Ginnie Maes and other mortgage-backed securities.

Each Index ETF is managed by determining which securities are to be purchased or sold to match, to the extent feasible, the investment characteristics of its underlying index.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). Under the 1940 Act, the vote of a majority of the fund's outstanding voting securities means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the fund, whichever is less. "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies – Index ETFs

As a matter of Fundamental Policy, each Index ETF may not:

1. Borrowing

Borrow money, except to the extent permitted under the 1940 Act. For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices, other derivatives and options on futures contracts or indices or other derivatives shall not constitute borrowing, to the extent covered in accordance with applicable SEC and staff guidance.

2. Commodities

Invest in physical commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

3. Diversification

With respect to 75% of the fund's total assets, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer; except as may be necessary to approximate the composition of the index the fund seeks to track.

4. Industry Concentration

Invest more than 25% of its assets in the securities of issuers in any single industry (except to the extent the fund's underlying index as described in the prospectus also is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

5. Loans

Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

6. Real Estate

Purchase, hold or deal in real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

7. Senior Securities

Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies or otherwise to the extent permitted under the 1940 Act. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts and the writing of options are not deemed to be an issuance of a senior security, to the extent covered in accordance with applicable SEC and staff guidance.

8. Underwriting

Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Fundamental Policies –Concentrated International ETF

As a matter of Fundamental Policy, the Concentrated International ETF may not:

1.  Borrowing

Borrow money, except to the extent permitted under the 1940 Act. For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices, other derivatives and options on futures contracts or indices or other derivatives shall not constitute borrowing, to the extent covered in accordance with applicable SEC and staff guidance.

2.  Commodities

Invest in physical commodities, except that the fund may purchase and sell commodity-linked or index-linked structured notes, commodity-related ETFs or ETNs, options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

3. Industry Concentration

Invest more than 25% of its assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

4.  Loans

Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

5.  Real Estate

Purchase, hold or deal in real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6.  Senior Securities

Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies or otherwise to the extent permitted under the 1940 Act. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts and the writing of options are not deemed to be an issuance of a senior security, to the extent covered in accordance with applicable SEC and staff guidance.

7.  Underwriting

Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Fundamental Policies –Global Infrastructure Income ETF

As a matter of Fundamental Policy, the Global Infrastructure Income ETF may not:

1. Borrowing

Borrow money, except to the extent permitted under the 1940 Act. For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices, other derivatives and options on futures contracts or indices or other derivatives shall not constitute borrowing, to the extent covered in accordance with applicable SEC and staff guidance.
2. Commodities

Invest in physical commodities, except that the fund may purchase and sell commodity-linked or index-linked structured notes, commodity-related ETFs or ETNs, options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

3. Industry Concentration

Invest more than 25% of its assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of other investment companies; except that the fund will invest more than 25% of its net assets in the securities of issuers in the infrastructure group of industries (however, during periods when the fund invests for temporary defensive purposes, the fund's assets may not be concentrated in the securities of issuers in the infrastructure group of industries).

4. Loans

Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

5. Real Estate

Purchase, hold or deal in real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6. Senior Securities

Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies or otherwise to the extent permitted under the 1940 Act. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts and the writing of options are not deemed to be an issuance of a senior security, to the extent covered in accordance with applicable SEC and staff guidance.

7. Underwriting

Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Fundamental Policies –High Yield ETF

As a matter of Fundamental Policy, the High Yield ETF may not:

1. Borrowing

Borrow money, except to the extent permitted under the 1940 Act. For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices, other derivatives and options on futures contracts or indices or other derivatives shall not constitute borrowing, to the extent covered in accordance with applicable SEC and staff guidance.

2. Commodities

Invest in physical commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

3. Diversification

With respect to 75% of the fund's total assets, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer; except as may be necessary to approximate the composition of the index the fund seeks to track.

4. Industry Concentration

Invest more than 25% of its assets in the securities of issuers in any single industry (except to the extent the fund's underlying index as described in the prospectus also is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

5. Loans

Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

6. Real Estate

Purchase, hold or deal in real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

7. Senior Securities

Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies or otherwise to the extent permitted under the 1940 Act. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts and the writing of options are not deemed to be an issuance of a senior security, to the extent covered in accordance with applicable SEC and staff guidance.

8. Underwriting

Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

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References to "commodities" in the Fundamental Policy described above are to physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

With respect to the Concentrated International ETF and Global Infrastructure Income ETF, for purposes of the Fundamental Policy regarding industry concentration, each fund will not invest more than 25% of the fund's total assets in securities issued or guaranteed by a single foreign government or by a single foreign supranational entity.

With respect to the High Yield ETF, effective on or about July 1, 2024, the fund is no longer managed as an "index fund" that seeks to track the performance of a benchmark index, and instead is managed using an "active" investment strategy, process and approach. To the extent the fund is not managed as an "index fund," the references to the underlying index/index the fund seeks to track in the Fundamental Policies regarding diversification and industry concentration are not applicable.

Except for Global Infrastructure Income ETF, for purposes of the Fundamental Policy regarding industry concentration, in addition to the explanatory parenthetical, a fund's industry concentration policy will apply to municipal securities if the payment of principal and interest for such securities is derived principally from a specific project (such municipal securities will be deemed to be in an "industry").

For purposes of the Fundamental Policy regarding senior securities, the 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, with appropriate asset coverage.

With respect to the Fundamental Policies regarding borrowing and senior securities, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which governs registered funds' use of derivatives. Should the funds engage in derivatives transactions, each fund will comply with Rule 18f-4, which does not include asset segregation or coverage requirements.

The funds' Fundamental Policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a Fundamental Policy provides that an investment practice may be conducted as permitted by the 1940 Act, this will be interpreted to mean that the investment practice is either (i) expressly permitted by the 1940 Act or (ii) not expressly prohibited by the 1940 Act.

With respect to each fund, for both Fundamental and Nonfundamental Policies, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.

Nonfundamental Policies

Investment Objective(s). Each fund's investment objective(s) is disclosed in its prospectus. A fund's investment objective(s) is a Nonfundamental Policy (may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy).

Diversification Classification. Concentrated International ETF and Global Infrastructure Income ETF are classified as "non-diversified" under the 1940 Act.

Funds-of-Funds. Each fund has adopted a non-fundamental policy prohibiting it from acquiring shares of other funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

80% Test. Pursuant to Rule 35d-1 under the 1940 Act, each of the following funds invests, as a Nonfundamental policy, at least 80% of its assets (plus the amount of borrowings for investment purposes) in the instruments described below as well as synthetic instruments, such as derivatives, that have economic characteristics similar to the instruments described below ("80% Test"). The funds may also purchase ETFs and look through to the underlying assets of the ETF to satisfy this Nonfundamental policy. Each fund has adopted a policy to provide its shareholders with at least 60 days prior notice of any change in its 80% Test.

Fund	80% Test

BNY Mellon US Large Cap Core Equity ETF	Equity securities of U.S. large-cap companies.
BNY Mellon US Mid Cap Core Equity ETF	Equity securities of U.S. mid-cap companies.
BNY Mellon US Small Cap Core Equity ETF	Equity securities of U.S. small-cap companies.
BNY Mellon International Equity ETF	Equity securities.
BNY Mellon Emerging Markets Equity ETF	Equity securities of emerging market companies.

Pursuant to Rule 35d-1 under the 1940 Act, each of the following funds invests, as a Nonfundamental policy, at least 80% of its assets (plus the amount of borrowings for investment purposes) in the instruments described below ("80% Test"). With respect to an 80% Test for bonds, TBA transactions may be used to satisfy this Nonfundamental policy. The funds may also purchase ETFs and look through to the underlying assets of the ETF to satisfy this Nonfundamental policy. Each fund has adopted a policy to provide its shareholders with at least 60 days prior notice of any change in its 80% Test.

Fund	80% Test

BNY Mellon Core Bond ETF	Bonds.
BNY Mellon High Yield ETF	High yield securities.

Pursuant to Rule 35d-1 under the 1940 Act, the Global Infrastructure Income ETF invests, as a Nonfundamental Policy, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by dividend-paying infrastructure companies ("80% Test"). The fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its 80% Test.

Notwithstanding investments and activities referenced in the Fundamental and Non-Fundamental Policies of any fund, no fund will invest in a manner, or engage in activities, inconsistent with or not permitted by the fund's investment strategy and policies as described in the fund's prospectus and this SAI.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

The Trust is an open-end management investment company, registered under the 1940 Act, consisting of multiple fund series. Listed below is the form of organization of the Trust, its corresponding fund series, and the date of organization. The Trust (in bold) listed below is a Massachusetts business trust. Investments are made through, and shareholders invest in, the fund series shown. The offering of each fund's shares is registered under the Securities Act. References in this SAI to a "fund" generally refer to the series of the series Trust.

Name	State of Organization	Date of Organization

BNY Mellon ETF Trust	Massachusetts	June 4, 2010
BNY Mellon US Large Cap Core Equity ETF
BNY Mellon US Mid Cap Core Equity ETF
BNY Mellon US Small Cap Core Equity ETF
BNY Mellon International Equity ETF
BNY Mellon Emerging Markets Equity ETF
BNY Mellon Core Bond ETF
BNY Mellon High Yield ETF
BNY Mellon Concentrated International ETF
BNY Mellon Global Infrastructure Income ETF

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

Expense Arrangements

Except for the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay substantially all expenses of such fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.
For the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay substantially all expenses of such fund, except for interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business. For the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay all acquired fund fees and expenses.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

Index Licensing Disclosures

Solactive AG ("Solactive") is the licensor of Solactive GBS United States 500 Index TR, Solactive GBS United States 400 Index TR, Solactive GBS United States 600 Index TR, Solactive GBS Developed Markets ex United States Large & Mid Cap USD Index NTR, and Solactive GBS Emerging Markets Large & Mid Cap USD Index NTR (the "Solactive Indexes"). The BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF, and BNY Mellon Emerging Markets Equity ETF (collectively, and solely for the purposes of this section, the "BNY Mellon Equity ETFs") are not sponsored, endorsed, promoted or sold by Solactive in any way and Solactive makes no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the funds; (b) the quality, accuracy and/or completeness of the Solactive Indexes; and/or (c) the results obtained or to be obtained by any person or entity from the use of the Solactive Indexes. Solactive does not guarantee the accuracy and/or the completeness of the Solactive Indexes and shall not have any liability for any errors or omissions with respect thereto. Notwithstanding Solactive's obligations to its licensees, Solactive reserves the right to change the methods of calculation or publication with respect to the Solactive Indexes and Solactive shall not be liable for any miscalculation of or any incorrect, delayed or interrupted publication with respect to the Solactive Indexes. Solactive shall not be liable for any damages, including, without limitation, any loss of profits or business, or any special, incidental, punitive, indirect or consequential damages suffered or incurred as a result of the use (or inability to use) of the Solactive Indexes.

"Bloomberg®", Bloomberg US Aggregate Total Return Index, and Bloomberg US Corporate High Yield Total Return Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg"), and have been licensed for use for certain purposes by The Bank of New York Mellon Corporation.

The BNY Mellon Core Bond ETF and BNY Mellon High Yield ETF (collectively, and solely for the purposes of this section, the "BNY Mellon Fixed Income ETFs") are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the BNY Mellon Fixed Income ETFs or any member of the public regarding the advisability of investing in securities generally or in the BNY Mellon Fixed Income ETFs particularly. The only relationship of Bloomberg to The Bank of New York Mellon Corporation is the licensing of certain trademarks, trade names and service marks and of the Bloomberg US Aggregate Total Return Index, and Bloomberg US Corporate High Yield Total Return Index, which is determined, composed and calculated by BISL without regard to The Bank of New York Mellon

Corporation or BNY Mellon Fixed Income ETFs. Bloomberg has no obligation to take the needs of The Bank of New York Mellon Corporation or the owners of the BNY Mellon Fixed Income ETFs into consideration in determining, composing or calculating the Bloomberg US Aggregate Total Return Index, and Bloomberg US Corporate High Yield Total Return Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the BNY Mellon Fixed Income ETFs to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to BNY Mellon Fixed Income ETFs' customers, in connection with the administration, marketing or trading of the BNY Mellon Fixed Income ETFs.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG US AGGREGATE TOTAL RETURN INDEX, AND BLOOMBERG US CORPORATE HIGH YIELD TOTAL RETURN INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BNY MELLON ETF TRUST, OWNERS OF THE BNY MELLON FIXED INCOME ETFS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG US AGGREGATE TOTAL RETURN INDEX, AND BLOOMBERG US CORPORATE HIGH YIELD TOTAL RETURN INDEX OR ANY DATA RELATED THERETO.  BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG US AGGREGATE TOTAL RETURN INDEX, AND BLOOMBERG US CORPORATE HIGH YIELD TOTAL RETURN INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE BNY MELLON FIXED INCOME ETFS OR BLOOMBERG US AGGREGATE TOTAL RETURN INDEX, AND BLOOMBERG US CORPORATE HIGH YIELD TOTAL RETURN INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

None of the information supplied by Bloomberg used in this publication may be reproduced in any manner without the prior written permission of Bloomberg.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, DC 20004 serves as counsel to the funds.

Ernst & Young LLP, One Manhattan West, New York, NY, 10001, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

PART III

ADDITIONAL INFORMATION ABOUT BUYING AND SELLING SHARES

The Code imposes various limitations on the amount that may be contributed by fund shareholders to certain Retirement Plans or government sponsored programs. These limitations apply to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and Retirement Plan or program sponsors should consult their tax advisors for details.

Frequent Purchases and Exchanges

Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of shares on the secondary market does not disrupt portfolio management, increase a fund's trading costs, lead to realization of capital gains, or otherwise harm fund shareholders because these trades do not involve a fund directly. A few institutional investors are authorized to purchase and redeem the funds' shares directly with the funds. When these trades are effected in-kind (i.e., for securities, and not for cash), the potential for harmful effects that may result from frequent cash trades is not as present. Moreover, each fund imposes transaction fees on in-kind purchases and redemptions of the fund intended to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund's trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by a fund. For these reasons, the board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market- timing in shares of the funds.

INFORMATION ABOUT SHAREHOLDER SERVICES

Broker dealers or other financial intermediaries, at their own discretion, may offer a dividend reinvestment service under which shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer or other financial intermediary for further information regarding any dividend reinvestment service offered.

INFORMATION ABOUT DISTRIBUTION AND SERVICE PLANS

The board of the Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act for each fund other than the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF. No Plan pursuant to Rule 12b-1 under the 1940 Act has been adopted for the BNY Mellon US Large Cap Core Equity ETF or the BNY Mellon Core Bond ETF.

Under the 12b-1 Plan, each fund is authorized to pay shareholder service and distribution fees in connection with the sale and distribution of its shares in an amount up to 0.25% of its average daily net assets each year. No payments pursuant to the 12b-1 Plan will be made through at least the next twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the board prior to implementation. Because these fees would be paid out of a fund's assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more over time.

A written quarterly report of the amounts expended under a fund's 12b-1 Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. Currently, only a Plan pursuant to Rule 12b-1 has been adopted, but other Plans may be adopted in the future not pursuant to Rule 12b-1 (although none are currently intended to be adopted). For a Plan adopted pursuant to Rule 12b-1, such Plan provides that it may not be amended to increase materially the costs that holders of the fund's shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the Independent Board Members of the fund who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The 12b-1 Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. The 12b-1 Plan is generally

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terminable at any time by vote of a majority of the Independent Board Members of the fund who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by vote of a majority of the outstanding voting securities of such fund.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

Equity Securities

Equity securities include common stocks, tracking stocks, depositary receipts, and certain preferred stocks, convertible securities, warrants, IPOs, and shares of real estate investment trusts. See "Real Estate Investment Trusts ("REITs")" and "Depositary Receipts and New York Shares" below for a discussion of real estate investment trusts and depositary receipts, respectively. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a

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dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

In some cases, certain preferred securities can include loss absorption provisions that make the securities more like equity. Contingent convertible capital securities (sometimes referred to as "CoCos") may have loss absorption characteristics or may provide for mandatory conversion into common shares of the issuer under certain circumstances. Loss absorption characteristics may include downward adjustment of the liquidation value of the security to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy. CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under "Convertible Securities."

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Tracking Stock. A tracking stock is a type of common stock that "tracks" or depends on the financial performance of a specific business unit or operating division of a company rather than the operations of the company as a whole. Tracking stocks trade as separate securities. As a result, if the unit or division does poorly, the value of the tracking stock may decrease even if the company as a whole performs well. The opposite may also be true. Shareholders of tracking stocks have a financial interest only in that unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets. If a tracking stock pays dividends, the amounts paid will solely depend on the performance of the business unit or division.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. For purposes of a fund's compliance with its 80% Test, as applicable (as defined and described in "Investment Restrictions— Nonfundamental Policies – 80% Test" in Part II of this SAI), a convertible security is considered "equity" only if the convertible security is "in the money" at the time of investment.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying

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common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is "contingent" on a specified event or trigger. CoCos are securities typically issued by a bank that are designed to absorb the bank's losses during a period of financial stress, thereby improving the bank's capital position. CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre- specified trigger event occurs. Absent a trigger event, the securities are hybrid instruments with debt-like characteristics. CoCos may be structured with various types of trigger events.

Synthetic Convertible Securities. So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Stock Purchase Rights. Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs.

IPOs Generally. IPOs of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When the Adviser, a Sub-Adviser or sub-sub-adviser is given an opportunity to invest in such an initial offering or "new" or "hot" issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to the applicable trading desk their level of interest in a particular offering with respect to eligible clients' accounts for which that team is responsible.

Equity IPOs. An equity IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be

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regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Sub-Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested

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in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Sub-Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Sub-Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-backed and other asset- backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. The prices of U.S. Government securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. In general, the longer a security's maturity, the more it will fluctuate in response to changing interest rates. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by GNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

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On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." On August 1, 2023, Fitch lowered the United States of America's long-term foreign-currency issuer default rating to "AA+" from "AAA." The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by downgrades of the U.S. Government's credit rating.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including hybrid-preferred securities, certain convertible securities and corporate commercial paper, of U.S. and non-U.S. issuers. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Sub-Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Sub-Adviser determines are of comparable quality to the rated securities in which the fund may invest. Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, a fund's ability to sell these securities when, and at a price, the Sub-Adviser deems appropriate may be diminished. Investing in unrated securities involves the risk that the Sub-Adviser may not accurately evaluate the security's comparative credit rating. To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective(s) may depend more heavily on the Sub-Adviser's credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, those rated below Baa3 by Moody's or BBB- by S&P and Fitch, at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Sub-Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Sub-Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes. However, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated

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with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Sub-Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.

A fund may make such investments when, among other circumstances, the Sub-Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund

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may be required to bear certain extraordinary expenses to protect and recover its investment. A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time. To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

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Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Mortgage-Backed Securities. Mortgage-backed securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-backed securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-backed securities are guaranteed by a third party (such as a U.S. Government agency with respect to GNMA mortgage-backed securities), the market value of the security may fluctuate. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government. The market value of mortgage-backed securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-backed securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-backed securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-backed security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-backed security. If a mortgage-backed security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-backed securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the

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prices of certain mortgage-backed securities are inversely affected by changes in interest rates. However, although the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-backed securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-backed security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-backed securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Backed Securities. Residential mortgage-backed securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or government-sponsored entities, such as GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-backed securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-backed securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA or Department of Veterans' Affairs ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective underlying mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi- annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-backed securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to

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timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

FNMA and FHLMC Conservatorship and Treasury Support.  FNMA and FHLMC (together, the "Enterprises") continue to operate under conservatorship of the Federal Housing Finance Agency ("FHFA"), as they have since 2008. Treasury provides the Enterprises with financial support through the Senior Preferred Stock Purchase Agreements ("SPSPAs"), which were executed on September 7, 2008, one day after the Enterprises entered conservatorships. The SPSPAs were designed to ensure that the Enterprises: (i) provide stability to the financial markets; (ii) prevent disruptions in the availability of mortgage finance; and (iii) protect the taxpayer. In exchange for Treasury's financial support, the SPSPAs required the Enterprises to, among other things, make quarterly dividend payments to Treasury, provide Treasury with a liquidation preference, and, beginning in 2010, pay Treasury a periodic commitment fee that reflects the market value of the outstanding Treasury commitment, as well as stock warrants for the purchase of common stock representing 79.9% of the common stock of each Enterprise on a diluted basis.

On May 6, 2009, Treasury and the Enterprises amended the SPSPAs to increase Treasury's commitment of financial support from $100,000,000,000 to $200,000,000,000 to each Enterprise. On December 24, 2009, Treasury and the Enterprises again amended the SPSPAs to replace Treasury's $200,000,000,000 commitments with new formulaic commitments. On August 17, 2012, Treasury and the Enterprises amended the SPSPAs (the "2012 Amendments") to recalibrate calculation of the quarterly dividends the Enterprises pay to Treasury. Rather than use 10% (or in some cases 12%) of the liquidation preference to calculate the dividend amounts—a practice which was contributing to the Enterprises' need to draw on Treasury's commitment of financial support—the 2012 Amendments based the dividend amounts on net worth. This helped ensure financial stability, fully captured financial benefits for taxpayers, and eliminated the need for the Enterprises circularly to borrow from Treasury only then to pay dividends back to Treasury. The 2012 Amendments also suspended the periodic commitment fee for so long as the dividend amounts were based on net worth. The 2012 Amendments also eliminated the requirement that the Enterprises obtain Treasury consent for asset dispositions with a fair market value (individually or in the aggregate) of less than $250 million, but required the Enterprises to submit annual risk management plans to Treasury.

On December 21, 2017, letter agreements between Treasury and each Enterprise permitted each Enterprise to retain a $3 billion capital reserve, quarterly. Under the 2017 letter agreements, each Enterprise paid a dividend to Treasury equal to the amount its net worth at the end of each quarter exceeded $3 billion. On September 30, 2019, letter agreements between Treasury and each Enterprise permitted each Enterprise to retain earnings beyond the $3 billion capital reserves previously allowed under the letter agreements of 2017. Under the 2019 letter agreements, FNMA may accumulate $25 billion in capital reserves and FHLMC may accumulate $20 billion in capital reserves. These letter agreements effectively permitted the Enterprises to cease their dividend payments to Treasury until they reached the respective capital reserve limit. On January 14, 2021, Treasury and FHFA announced amendments to the SPSPAs that allow the Enterprises to continue to retain earnings until they have reached the requirements set by FHFA's new capital rule issued in late 2020. Under that rule, the Enterprises would have been required to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time.

Treasury has agreed that the Enterprises can raise private capital and exit conservatorship once certain conditions are met. To facilitate Enterprise equity offerings, Treasury has committed to work to restructure its investment in each Enterprise.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities generally are multi- class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-backed securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the

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classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-backed securities may be greater than is the case for non-multifamily residential mortgage-backed securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-backed securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-backed securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-backed securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-backed securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-backed securities.

Other Mortgage-Backed Securities. Other mortgage-backed securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-backed securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support. The securitization techniques used for asset-backed securities are similar to those used for mortgage-backed securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Backed Securities—Commercial Mortgage-Backed Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations particular to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Taxable Municipal Securities. States, municipalities and public authorities issue taxable municipal bonds to raise money for a variety of purposes. General obligation bonds are backed by the general taxing power of the issuer.

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The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

Build America Bonds. Build America Bonds were issued pursuant to The American Recovery and Reinvestment Act of 2009 (the "Recovery Act"), authorizing states and local governments to issue taxable bonds and to elect to receive a federal subsidy for a portion of their borrowing costs through a refundable tax credit paid by the Treasury and the IRS, in an amount equal to 35 percent of the total coupon interest payable to investors (45 percent for those Build America Bonds that qualify and are designated as Recovery Zone Economic Development Bonds). The Recovery Act added a section to the Code which authorized Build America Bonds that meet the definition of "qualified bonds", as described below, to receive the refundable credit. The Code section defined the term "qualified bond" to mean a Build America Bond (a) issued before January 1, 2011, (b) with 100 percent of the excess of (i) the available project proceeds (as defined to mean sale proceeds of such issue less not more than two percent of such proceeds used to pay issuance costs plus investment proceeds thereon), over (ii) the amounts in a reasonably required reserve fund with respect to such issue, are to be used for capital expenditures, and (c) where the issuer makes an irrevocable election to have this subsection of the Code apply. Should a Build America Bond's issuer fail to continue to meet the applicable requirements as imposed on the bonds by the Code, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer's ability to make scheduled interest payments. In addition, Build America Bonds are often subject to extraordinary redemption in the event that changes to the Code or other federal legislation causes to reduce or eliminate the federal cash subsidy payment for a portion of a Build America Bond issuer's borrowing costs. Build America Bonds are classified into a variety of the bond types described herein (i.e. transportation, utility, etc.).

Qualified School Construction Bonds, Qualified Energy Conservation Bonds and Clean Renewable Green Energy Bonds (collectively, "Qualified Bonds"). Qualified Bond are taxable bonds that are similar to certain Build America Bonds, in that state and municipal Qualified Bond issuers may elect to receive direct interest-subsidy payments from the Treasury if certain conditions are met. The Code permitted issuers of Qualified Bonds to seek applicable subsidies on bond interest payments. Qualified School Construction Bonds, issued pursuant to provisions in the Recovery Act, are issued to finance the construction, rehabilitation, or repair of a public school facility or for the acquisition of land on which such a bond- financed facility will be constructed. Qualified Energy Conservation Bonds and Clean Renewable Energy Bonds were both issued pursuant to the "Energy Improvement and Extension Act of 2008", and like Qualified School Construction Bonds, were governed by Section 54A of the Code. Qualified Energy Conservation Bonds are issued for qualified energy conservation purposes, and Clean Renewable Energy Bonds are issued to finance qualified renewable energy facilities that produce electricity. Although the year of issuance is not restricted for Qualified Bonds, federal law provides for limits on the dollar amounts that may be issued for these bond types. Eligible issuers of Qualified School Construction Bonds may receive subsidy payments equal to 100% of the lesser of the actual interest rate of the bonds or the tax credit rate for municipal tax-credit bonds, set daily by the U.S. Treasury. Eligible issuers of Qualified Energy Conservation Bonds and Clean Renewable Energy Bonds may receive subsidy payments equal to 70% of the lesser of the actual interest rate of the bonds or the tax credit rate for municipal tax-credit bonds, set daily by the Treasury.

Should the issuer of a Qualified Bond fail to continue to meet the applicable requirements as imposed on any such bond by the Code or other federal laws, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer's ability to make scheduled interest payments or even causing mandatory redemption of a portion of the bonds. As provided in Section 54A of the Code, Qualified Bonds are also subject to mandatory redemption of any portion of available project proceeds that remain unexpended by the issuer after three years from the date of issuance. This mandatory redemption must be completed within 90 days after such three-year period, unless an extension is granted by the Treasury. Additionally, Qualified Bonds may be subject to extraordinary redemption in the event that changes to

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applicable sections of the Code or other federal legislation causes to reduce or eliminate the federal cash subsidy payment for any Qualified Bond issuer's borrowing costs.

Certificates of participation. Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

Tax district bonds. Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse effect on these bonds.

Airport bonds. Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

General purpose bonds. General purpose bonds may include categorizations including, but not limited to, industrial revenue bonds, housing and building bonds, facilities bonds and tax district bonds. In general, the ability of these issuers to make payments on bonds depends on a variety factors such as the creditworthiness of the company or issuer operating the projects, government regulations and solvency of municipalities.

Health care bonds. Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems, including mental health facilities, nursing homes and intermediate care facilities. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

Higher education bonds. Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

Public education bonds. Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

Transportation bonds. Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

Utilities bonds. Utilities bonds are obligations of issuers that derive revenue from the retail sale of utilities to customers. This category of bonds consists of bonds including, but not limited to, retail electric, gas and

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telephone bonds, waste disposal bonds, water and sewer bonds, and wholesale electric bonds. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels. These issuers face problems such as cost and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, zoning ordinances, and other unavoidable changes that adversely affect operation of a project.

Real Estate Investment Trusts ("REITs")

A U.S. REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of Section 856 of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in the fee ownership or leasehold ownership of land and buildings and derive their income primarily from rental income. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can hold REMIC regular interests and can hold or make construction, development or long- term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans or REMIC interests. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.

Money Market Instruments

A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the

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FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Sub-Adviser carefully evaluates such investments on a case-by-case basis.

Repurchase Agreements. A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities (credit and/or

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equity collateral). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit and/or equity collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit and/or equity collateral is subject to certain credit, liquidity, market and/or other additional risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit and/or equity collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above for a discussion of certain risks of collateral rated below investment grade. The funds and certain affiliated funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance

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and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed- income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. Russia's military invasion of Ukraine in February 2022, the resulting response by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affected regional and global economies. War and terrorism affect many countries, especially those in Africa and the Middle East. A number of countries in Europe have suffered terror attacks. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

A number of countries within the EU are also members of the Economic and Monetary Union (the "eurozone") and have adopted the Euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the Euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states

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and their trading partners. Further, eurozone membership controls may potentially limit the ability of an EU member state to respond to financial market volatility, economic downturns, rising government debt levels and the possible default of government debt with appropriate fiscal measures.

In June 2016, citizens of the United Kingdom voted in a referendum to leave the EU (known as "Brexit"), creating economic and political uncertainty in its wake. In March 2017, the United Kingdom formally notified the European Council of the United Kingdom's intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began negotiations regarding the terms of the United Kingdom's exit from the EU. On January 31, 2020, the U.K. formally withdrew from the EU and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement on December 31, 2020. The agreement governs the new relationship between the U.K. and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time.

Depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar related to Brexit would adversely affect fund investments denominated in British pound sterling and/or the Euro that are not fully and effectively hedged, regardless of the performance of the investment.

It is unknown whether the U.K.'s exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of a fund's investments.

Whether or not a fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investment.

Investing in France. Investment in French issuers may subject a fund to legal, regulatory, political, currency, security, and economic risks specific to France. Recently, concerns have emerged in relation to the economic health of the European Union (EU). These concerns have led to downward pressure on the economies of certain EU member states, including France. Interest rates on France's debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially result in default. The French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. France's economy is also dependent on exports from the agricultural sector, including dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products. Reduction in spending on French products and services, or changes in any key trading partner's economies may have an adverse impact on the French economy. In addition, France may be subject to acts of terrorism, which may cause uncertainty in the French financial markets and adversely affect the performance of issuers in which a fund may invest.

Investing in Japan. The Japanese economy has only recently emerged from a prolonged economic stagnation. Over the last few decades, Japan's economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. Monetary and fiscal policies designed to stimulate economic growth in Japan have had limited success in the past prior to the current government. Overseas trade is important to Japan's economy, although exports as a percentage of Japan's GDP is lower than other Asian countries and most developed countries. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative impact on Japan's economy. The Japanese economy can also be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse effect on Japan's economy. The specific risks of investing in Japan, certain of which are summarized in this section, could, individually or in the aggregate, adversely impact investments in Japan.

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Labor Market. Japan's labor market, affected by the aging and shrinking population, appears to be undergoing fundamental structural changes. The changing population has increased the cost of Japan's pension and public welfare system. Japan's labor market, which traditionally preferred lifetime employment, also has sought to adjust to meet the need for increased labor mobility. Issues in Japan's labor market may, among other consequences, adversely affect Japan's economic competitiveness.

Currency Fluctuations. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japan's intervention in the currency markets could cause the value of the yen to fluctuate dramatically and unpredictably. A decline in value of the yen relative to the U.S. dollar will affect the value of these investments held by a fund.

Natural Disasters. Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a fund's holdings in Japanese securities. Japan also has one of the world's highest population densities, with a significant percentage of its total population concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya. As a result, a natural disaster centered in or very near one of these cities could have a particularly devastating effect on Japan's financial markets. For example, Japan suffered economic distress from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 and caused major damage along the coast, including damage to nuclear power plants in the region.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; increased potential for market manipulation; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; differences in regulatory, accounting, auditing, financial reporting and recordkeeping standards; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering ("inflows") and exiting ("outflows") their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. Some

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emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Investing in Mexico. Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, currency and economic risks. The Mexican economy is reliant upon external trade, especially with the U.S. and other Latin American countries. In particular, recent political developments in the U.S. have raised potential implications for the current trade agreements between the U.S. and Mexico. As a result, any change in the price or demand for Mexican exports may have a negative impact on the Mexican economy. Mexican companies may also be adversely affected by high interest rates, economic volatility and high unemployment rates.

Recent elections in Mexico have been contentious and subsequent changes in political parties or other political events may cause instability. Bribery and corruption are also significant issues in Mexico, with allegations involving high-ranking politicians. This may negatively affect the inflow of foreign investments into Mexico, especially from more developed countries where businesses may be bound by strong anti-corruption regulations. Mexico has also experienced periods of violence related to drug trafficking, often resulting in travel advisory warnings, which is a particular risk to Mexico's tourism industry, a significant sector of its economy.

Investing in China. Investments in securities of companies domiciled in China involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements and religious and nationalist disputes with Tibet and the Xinjiang region. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong's semi-autonomous liberal political, economic, legal, and social framework. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion. Taiwan-based companies and individuals are significant investors in China and military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial

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disputes, historical animosities and other defense concerns. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China's economy and Chinese issuers of securities in which a fund invests. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. However, there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulation.

While the Chinese economy has experienced past periods of rapid growth, there is no assurance that such growth rates will recur. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China's economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers or a downturn could result in increased premiums or discounts to the fund's NAV. Trading partners may have an adverse impact on the Chinese economy and the Chinese issuers of securities in which a fund invests. For example, the U.S. has added certain foreign technology companies to the U.S. Department of Commerce's Bureau of Industry and Security's "Entity List," which is a list of companies believed to pose a national security risk to the U.S. Actions like these may have unanticipated and disruptive effects on the Chinese economy. Any such response that targets Chinese financial markets or securities exchanges could interfere with orderly trading, delay settlement or cause market disruptions.

The tax laws and regulations in China are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by China tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of China tax rules could have a significant adverse effect on a fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents.

Recently there have been heightened tensions in international economic relations and rising political tensions. In particular, political tensions between the United States and China have escalated due to a series of trade, international treaty, tax, and sanctions actions taken by United States against China, among other things, imposition of tariffs on a substantial quantity of Chinese imports; the imposition of sanctions on an expanded number of Chinese companies for their support of China's military industrial complex or alleged human rights violations; enhanced reviews by CFIUS of foreign direct investments in the United States by Chinese companies; the detention by US Customs and Border Protection of products made in Xinjiang involving alleged human rights violations; and the enhancement of extensive export controls on the semiconductor industry, as well as countersanctions or countermeasures from the PRC government that have been triggered or expected to be triggered. Rising political tensions could reduce levels of trade, investments and other economic activities between the two major economies, and any escalation thereof may have a negative impact on the general, economic, political, and social conditions in China and, in turn, adversely impact the Fund's portfolio securities.

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On November 12, 2020, the President of the United States issued an Executive Order (the "Order") to prohibit U.S. persons (which includes the funds) from transacting in certain securities and derivatives of publicly traded securities of any company designated as a "Communist Chinese military company." On June 3, 2021, the Order was amended to also include companies determined to be involved with China's "surveillance technology sector." U.S. persons are prohibited from transacting in such securities 60 days after such designation, unless such transactions are for purposes of divestment and occur within a specified divestiture period. The U.S. Department of the Treasury's Office of Foreign Assets Control has published, on several occasions, guidance regarding compliance with the Order, including several "Frequently Asked Questions" (FAQs)-style publications addressing the scope of, and interpretive matters regarding, compliance with the Order, as well as the Order's application to U.S. funds that hold such securities (i.e., including mutual funds that hold such securities regardless of the size of the position relative to a fund's total assets). Certain interpretive issues related to compliance with the Order may remain open. A fund's holdings in such securities, if any, may adversely impact the fund's performance. The extent of any impact will depend on future developments, including the fund's ability to sell such securities, valuation of such securities, additional securities being designated, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain.

Also, in December 2020, the Holding Foreign Companies Accountability Act ("HFCAA") was signed into law. When implemented, the HFCAA could cause securities of foreign issuers (including Chinese issuers) to be de-listed from U.S. stock exchanges if these companies do not permit U.S. oversight of the auditing of their financial information. The potential impact of the HFCAA is unclear at this time, but, once implemented, to the extent that a fund transacts in, or has exposure to, securities of an affected foreign company, there could be a material adverse impact on the fund's ability to achieve its investment objective and, with respect to an Index ETF, cause additional tracking error as the fund's ability to purchase affected securities may be limited.

Investing in the Chinese Equity Markets. Certain funds may invest in H-shares (securities of companies incorporated in mainland China that are denominated in Hong Kong dollars and listed on the Stock Exchange of Hong Kong ("SEHK")), A-shares (securities of companies incorporated in mainland China that are denominated in Renminbi and listed on the Shanghai Stock Exchange ("SSE") and the Shenzhen Stock Exchange ("SZSE")) and/or B-shares (securities of companies incorporated in mainland China that are denominated in U.S. dollars (in the case of the SSE) or Hong Kong dollars (in the case of the SZSE) and listed on the SSE and the SZSE). Certain funds may also invest in certain Hong Kong-listed securities known as Red-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by entities owned by the national government or local governments in mainland China and derive substantial revenues from or allocate substantial assets in mainland China) and P-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by individuals in mainland China and derive substantial revenues from or allocate substantial assets in mainland China). Securities listed on the SSE or the SZSE are divided into two classes: A-shares, which are mostly limited to domestic investors, and B-shares, which are allocated for both international and domestic investors. The A-shares market is generally subject to greater government restrictions, including trading suspensions, which may lead to increased liquidity risks. The B-shares market is generally smaller, less liquid and has a smaller issuer base than the A-shares market, which may lead to significant price volatility. B-shares, H-shares, P-Chips or Red-Chips of issuers that also issue A-shares may trade at significant discounts to their A-shares counterparts. The issuance of B-shares and H-shares by Chinese companies and the ability to obtain a "back-door listing" through Red-Chips or P-Chips is still regarded by the Chinese authorities as an experiment in economic reform. "Back-door listing" is a means by which a mainland Chinese company issues Red-Chips or P-Chips to obtain quick access to international listing and international capital. All of these share mechanisms are relatively untested and subject to political and economic policies in China. Market developments, adverse investor perceptions, regulatory and government intervention (including the possibility of widespread trading suspensions implemented by regulators) and other factors may make it difficult to acquire, dispose of or value Chinese securities, which would lead to adverse effects to a fund.

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Risk of Investing in A-shares through Stock Connect. Certain funds may invest in A-shares through the Shanghai-Hong Kong Stock Connect ("Shanghai Connect") or the Shenzhen-Hong Kong Stock Connect program ("Shenzhen Connect," and together with Shanghai Connect, "Stock Connect"). Stock Connect is a securities trading and clearing program with an aim to achieve mutual stock market access between mainland China and Hong Kong. Stock Connect was developed by the Hong Kong Exchanges and Clearing Limited, the Hong Kong Securities Clearing Company Limited ("HKSCC"), the SSE (in the case of Shanghai Connect) or SZSE (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited ("CSDCC"). Under Stock Connect, a fund's trading of eligible A-shares listed on the SSE or the SZSE, as applicable, would be effectuated through its Hong Kong brokers. Investing in A-shares through Stock Connect is subject to trading, clearance, settlement and other procedures, which could pose risks to a fund.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a daily quota (the "Daily Quota"), which limits the maximum net purchases under Stock Connect each day. The Daily Quota does not belong to a fund and is utilized on a first-come-first-serve basis. As such, buy orders for A-shares would be rejected once the Daily Quota is exceeded (although a fund will be permitted to sell A-shares regardless of the Daily Quota balance). The Daily Quota may restrict a fund's ability to invest in A-shares through Stock Connect on a timely basis, which could affect the fund's ability to effectively pursue its investment strategy. The Daily Quota is also subject to change. A-shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect and in accordance with applicable rules.

While A-shares must be designated as eligible to be traded under Stock Connect (such eligible A-shares listed on the SSE, the "SSE Securities," and such eligible A-shares listed on the SZSE, the "SZSE Securities"), those A-shares may also lose such designation, and if this occurs, such A-shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the SEHK carries out pre-trade checks to ensure an investor has sufficient A-shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-shares in an investor's account before the market opens on the trading day, the sell order will be rejected, which may adversely impact a fund's performance.

In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, a fund's ability to access A-shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, a fund may not be able to acquire or dispose of A-shares through Stock Connect in a timely manner, which could adversely affect the fund's performance. Moreover, day (turnaround) trading is not permitted through the Stock Connect program. Investors buying A-shares on day T can only sell the shares on and after day T+1 subject to any Stock Connect rules. Further, all Hong Kong and overseas investors in Stock Connect will trade and settle SSE Securities or SZSE Securities in the offshore Renminbi ("CNH") only. A fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

A fund's investments in A-shares through Stock Connect are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the HKSCC, which in turn holds the A-shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. Applicable Chinese rules, regulations and other administration measures and provisions generally provide for the concept of a "nominee holder", and Hong Kong and overseas investors (such as the fund) would be recognized as having beneficial ownership in the SSE Securities and SZSE Securities. However, the precise nature and rights of a fund as the

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beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under Chinese law and there have been few cases involving a nominee account structure in Chinese courts. The exact nature and methods of enforcement of the rights and interests of a fund under Chinese law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a fund or as part of the general assets of HKSCC available for general distribution to its creditors.

Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.

The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers' or custodians' accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC's liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, a fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.

Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the "connectivity" in Stock Connect requires the routing of orders across the borders of Hong Kong and mainland China. This required the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connect could be disrupted, and a fund's ability to achieve its investment objective may be adversely affected.

The Shanghai Connect program, launched in November 2014, and the Shenzhen Connect program, launched in December 2016, are both in their initial stages and do not have an extensive operating history. Stock Connect is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in mainland China and Hong Kong. The current regulations are untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that Stock Connect will not be discontinued or abolished. New regulations may be issued from time to time by the regulators and stock exchanges in mainland China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connect. A fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of mainland China and Hong Kong differ significantly and issues may arise based on these differences. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other Chinese securities providing similar investment exposure.

A-Shares Market Suspension Risk. A-shares may only be bought from, or sold to, a fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The

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A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk, valuation risks, liquidity risks and costs for a fund, as well as for Authorized Participants that create and redeem Creation Units of the fund. The SSE and SZSE currently apply a daily limit, set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-shares or for any particular time. This could cause a fund to trade in the market at greater bid-ask spreads or greater premiums or discounts to the fund's NAV. Given that the A-shares market is considered volatile and unstable (with the risk of widespread trading suspensions or government intervention), the creation and redemption of Creation Units may also be disrupted.

Tax Within the Mainland China. The fund's investments in A-shares may cause the fund to become subject to withholding and other taxes imposed by tax authorities in mainland China. Mainland China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in mainland China and paid to a company that is not a resident of mainland China for tax purposes and that has no permanent establishment in mainland China. Currently, the capital gain from disposal of A-shares by foreign investors via Stock Connect is temporarily exempt from withholding income tax, but the dividends derived from A-shares by foreign investors is subject to a 10% withholding income tax. There is no indication of how long the temporary exemption will remain in effect and the fund may be subject to such withholding income tax in the future.

Stamp duty under Chinese laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A-shares traded on Chinese stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. Per an announcement jointly issued by the Ministry of Finance and the State Administration of Taxation of China, beginning August 28, 2023, the stamp duty on securities transactions is reduced by half. The sale or other transfer by the adviser of A-shares will accordingly be subject to Chinese stamp duty, but the fund will not be subject to Chinese stamp duty when it acquires A-shares.

The fund may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of A-shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from trading of A-shares through Stock Connect. Since there is no indication how long the temporary exemption will remain in effect, the fund may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the "surtaxes") are imposed based on value added tax liabilities, so if the fund were liable for value added tax it would also be required to pay the applicable surtaxes.

Uncertainties in Chinese tax rules governing taxation of income and gains from investments in A-shares via Stock Connect could result in unexpected tax liabilities for the fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in A-shares by the fund.

Risk of Investing in Hong Kong. Investments in Hong Kong issuers may subject the fund to legal, regulatory, political, currency, security, and economic risk specific to Hong Kong. Mainland China is Hong Kong's largest trading partner, both in terms of exports and imports. Any changes in mainland China's economic policies, trade regulations or currency exchange rates may have an adverse impact on Hong Kong's economy.

Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People's Republic of China under the principle of "one country, two systems." Although mainland China is obligated to maintain the current capitalist economic and social system of Hong

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Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of mainland China. Recent protests and unrest have increased tensions between Hong Kong and mainland China. Any attempt by mainland China to tighten its control over Hong Kong's political, economic or social policies may result in an adverse effect on Hong Kong's economy.

The economy of Hong Kong is closely tied to the economy of mainland China. The Chinese economy has grown rapidly in recent years and there is no assurance that this growth rate will be maintained. The Chinese economy may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy, and mainland China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is "pegged" to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the fund's NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the fund's NAV. Hong Kong's economy is also dependent on tourism and trade. Conditions that weaken demand in these areas could have a negative impact on the Hong Kong economy as a whole.

Investing in India. India is an emerging market and demonstrates significantly higher volatility from time to time in comparison to more developed markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential for losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by a fund. The securities markets in India are comparatively underdeveloped and with some exceptions, consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. Systems and platforms utilized by stockbrokers and other intermediaries in India may not perform as well as their counterparts in the U.S. or other, more developed countries. The limited liquidity of the Indian securities markets may also affect a fund's ability to acquire or dispose of securities at the price or time that it desires.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of a fund's portfolio and result in extreme volatility in the prices of Indian securities. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the U.S., may increase the risk of loss for a fund.

Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government, and the tax authorities (to the extent that tax benefits need to be utilized), may be required before a fund can make investments in Indian companies. Capital gains from Indian securities may be subject to local taxation.

Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, a fund's holdings are expected to experience correlated fluctuations.

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Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy, and, in turn, could negatively affect a fund.

Other Asian Emerging Market Countries. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

Investing in Russia and other Eastern European Countries. Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S. Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.

These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a fund's ownership rights could be lost through fraud or negligence. While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Russia's economy is heavily dependent on exportation of natural resources, which may be particularly vulnerable to economic sanctions by other countries during times of political tension or crisis.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to

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freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a fund. Any or all of these potential results could lead Russia's economy into a recession.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over- the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Adviser, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific

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economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities (structured securities) may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment

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characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Specific Types of Derivatives—Structured Securities and Hybrid Instruments – Structured Securities" below.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, currently limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. Exemptions in the 1940 Act or the rules thereunder may allow a fund to invest in another investment company in excess of (1), (2) and/or (3). In particular, Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another registered investment company, including ETFs, in excess of the limitations above, subject to certain limitations and conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by the Adviser, entering, in most cases, into an investment agreement with the acquired fund, and limits on most three-tier fund structures.

As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations, subject to the conditions of any applicable expense arrangement.

A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Adviser or an affiliate of the Adviser. In addition, a fund may invest in shares of one or more money market funds advised by the Adviser or an affiliate of the Adviser for strategic purposes related to the management of the fund. Such investments will not be subject to the limitations described above.

Private Investment Funds. As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

Exchange-Traded Funds and Similar Exchange-Traded Products ("ETFs")

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Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the performance of the component securities or commodities of an underlying index. ETF shares are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price. At times, the market price may be at a premium or discount to the ETF's per share NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs' shares are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share NAV). The price of an ETF's shares can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities or commodities owned by the ETF go down. Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

With respect to a fund's investments in ETFs, the fund may enter into an agreement with certain ETFs pursuant to Rule 12d1-4 that permits the fund to invest in excess of the limits in the 1940 Act and the rules thereunder. These agreements also may require the Adviser to vote the fund's ETF shares in proportion to votes cast by other ETF stockholders and may subject the fund to other requirements in connection with investments in these ETFs.

Exchange-Traded Notes

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons. A fund may seek to achieve investment exposure to markets and securities through long and short positions in derivatives. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset,

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reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include futures contracts, options, swap agreements, contracts for difference, forward volatility agreements, credit linked securities, credit derivatives, structured securities and hybrid instruments, exchange-linked notes, participation notes, custodial receipts and currency forward contracts. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Risks. Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If a Sub-Adviser or sub-sub-adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Sub-Adviser's or sub-sub-adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions. On October 28, 2020, the SEC adopted Rule 18f-4 (the "Derivatives Rule") under the 1940 Act which replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds' use of derivatives. The Derivatives Rule requires the funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk ("VaR") leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These requirements apply unless a fund qualifies as a "limited derivatives user," as defined in the Derivatives Rule. As of the date of this SAI, each fund intends to qualify as a "limited derivatives user." To the extent a fund uses derivatives, complying with the Derivatives Rule may increase the cost of a fund's investments and cost of doing business, which could adversely affect investors. Other new regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the funds.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Over-the-Counter Derivatives. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.

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Accordingly, the Sub-Advisers or sub-sub-adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Leverage. Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.

Options and Futures Contracts. Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Margin. Certain derivatives require a fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. A fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the fund, which could affect performance as cash that would otherwise be directly invested is posted as margin. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund. If a fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

CPO Exemption. The Adviser has claimed an exclusion from the definition of the term "commodity pool operator" pursuant to Regulation 4.5 under the CEA with respect to each fund, except for the BNY Mellon Concentrated International ETF (which does not engage in commodity interest trading), and, therefore, is not subject to registration or regulation as a CPO under the CEA. The Adviser relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice with respect to the funds for which the Adviser is an excluded CPO.

Each applicable fund may be limited in its ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if the Adviser continues to claim the exclusion from the definition of CPO with respect to such fund. In order to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Adviser or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because the Adviser may have limited or no

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information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to allow their commodity pool operators to rely on the exclusion from the definition of CPO. The Adviser, on behalf of the applicable funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Adviser must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

If a fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Adviser would withdraw its exclusion from the definition of CPO with respect to the fund and the Adviser would become subject to regulation as a CPO, and would need to comply with the harmonization rules adopted by the CFTC for funds that are dually registered, with respect to that fund, in addition to all applicable SEC regulations.

Specific Types of Derivatives.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses. A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an

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investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

• Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

• Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

• Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

• Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

• Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to a reference rate, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in the reference rate, to which an interest rate swap or fixed-income instruments is linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

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Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Adviser, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

• Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-backed securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

• Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

• Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Agreements. Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness based on the Sub-Adviser's or sub-sub-adviser's internal guidelines.

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

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A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Act, has resulted in new clearing and exchange- trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC may change current requirements applicable to derivatives in the future. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; credit default swap indexes, inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

• Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

• Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

• Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time

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period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

• Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

• Credit Default Swap Index ("CDX") Transactions. A CDX is similar to a credit default swap, except that a CDX is designed to reflect the performance of an index of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds, as opposed to having a single reference obligation. In a typical CDX transaction, one party – the protection "buyer" – is obligated to pay the other party – the protection "seller" – a stream of periodic payments over the term of the contract, provided generally that no credit event on an underlying reference obligation has occurred. If such a credit event has occurred, the seller must pay the buyer the loss on those credits. CDXs are often exchange traded and standardized, which means that a CDX may be more liquid than a single credit default swap.

• Inflation Swap Transactions. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI"). The following is an example. The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity. (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.) In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

• Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference. A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to

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share price movements, without the need for ownership of the underlying shares. CFDs are over-the- counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency. Forward volatility agreements are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the- counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. A CDX functions similarly to a credit default swap, except that in the event of a credit event, the seller will only pay the equivalent of protection scaled down by the defaulting constituent's weighting in the index. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness based on the Sub-Adviser's or sub-sub-adviser's internal guidelines.

Structured Securities and Hybrid Instruments.

• Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are

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outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.

• Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes. Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index. Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%. Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity. However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested. As a result, ELNs generally are considered illiquid.

ELNs are generally subject to the same risks as the securities to which they are linked. If the linked securities decline in value, the ELN may return a lower amount at maturity. ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer. ELNs are frequently secured by collateral. If an issuer defaults, the fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Participation Notes. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets. Participation notes are a type of derivative which generally is traded over-the-counter. The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including

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any collateral supporting a loan participation note. The types of participation notes which a fund may use include low exercise price options ("LEPOs") and low exercise price warrants ("LEPWs"). LEPOs, LEPWs, and other participation notes are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying securities traded in emerging or frontier markets. These securities may be listed on an exchange or traded over-the-counter, and are similar to depositary receipts. As a result, the risks of investing in LEPOs, LEPWs, and other participation notes are similar to depositary receipts risk and foreign securities risk in general. Specifically these securities entail both counterparty risk—the risk that the issuer of the LEPO, LEPW, or participation note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms—and liquidity risk—the risk that a liquid market may not exist for such securities.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Sub-Adviser or sub-sub-adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Sub-Adviser's or sub-sub-adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; (3) to gain or reduce exposure to the foreign currency for investment purposes; (4) to settle trades in non-base currencies; or (5) to repatriate income. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Sub-Adviser or sub-sub-adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Sub-Adviser or sub-sub-adviser anticipates. There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Sub-Adviser or sub-sub-adviser will hedge at an appropriate time.

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The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. When an Index ETF trades in foreign currencies, there is a risk that the trade may not be executed using the same currency exchange rate used by the fund's respective index. Such differences may impact the correlation between the performance of the fund and its respective index.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). Except as may be otherwise described in "Investments, Investment Techniques and Risks" in Part II of this SAI, a fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Securities Lending Agent. The Securities Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Adviser, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

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Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-backed security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities.

In a mortgage "dollar roll" transaction, a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The dollar rolls entered into by a fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.

LIBOR Rate Risk

The London Interbank Offered Rate (LIBOR) was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-backed

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securities, interest rate swaps and other derivatives. On July 27, 2017, the United Kingdom's Financial Conduct Authority (FCA), which regulates LIBOR, announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financial Rate (SOFR) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by Treasury securities. There remains uncertainty surrounding the nature of any replacement rates.

The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR, (ii) a reduction in the value of certain instruments or contracts held by a fund, (iii) reduced effectiveness of related fund transactions, such as hedging, (iv) additional tax, accounting and regulatory risks, or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a fund's investments resulting from a substitute reference rate may also adversely affect a fund's performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.

Illiquid Investments

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid investments. Illiquid investments, which are investments that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments, may include investments that are not readily marketable, such as investments that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these investments, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(a)(2) Paper and Rule 144A Securities.

"Section 4(a)(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(a)(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid investments. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(a)(2) paper and Rule 144A securities will be made by the fund's board or by the Adviser pursuant to guidelines established by the board. The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified or Diversified Status

The Concentrated International ETF and the Global Infrastructure Income ETF are classified as non-diversified under the 1940 Act. A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a non-diversified fund's

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assets may be invested in the securities of a limited number of issuers or industries, a non-diversified fund may be more sensitive to changes in the market value of a single issuer or industry.

Each Index ETF is classified as diversified under the 1940 Act; however, each Index ETF may become non-diversified solely as a result of changes in the composition of the index it seeks to track (e.g., changes in weightings of one or more component securities). The High Yield ETF is classified as diversified under the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. When a fund is non-diversified, a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers or industries, and the fund may be more sensitive to changes in the market value of a single issuer or industry. With respect to the Index ETFs, shareholder approval will not be sought when a fund crosses from diversified to non-diversified status solely as a result of changes in the composition of the index the fund seeks to track.

To meet federal tax requirements for qualification as a RIC, at the close of each quarter of a fund's taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Cybersecurity Risk

The funds and their service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, Sub-Adviser(s), sub-sub-adviser, Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a fund's ability to calculate its NAV; impediments to trading for a fund's portfolio; the inability of fund shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Infrastructure-Related Companies The fund's investments in the securities issued by U.S. and foreign (non-U.S.) infrastructure-related companies will expose the fund to risks affecting infrastructure-related issuers. Infrastructure-related companies may be subject to a variety of factors that could adversely affect their business or operations, including, among other factors, high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with complying with governmental, environmental and other regulations and government spending. For example, the stock prices of transportation companies may be affected by, among other things, supply and demand for their specific product, world events and economic conditions; an energy company's profitability may be dependent on worldwide energy prices, exploration, and production spending; utilities companies' profit margins may be adversely affected by industry competition, and the rates charged by regulated utility companies are subject to review and limitation by governmental regulatory commissions.

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As noted above, infrastructure-related companies are typically subject to significant government regulations and other regulatory and political risks. Such risks include expropriation, political unrest or violence (e.g., war, sabotage or terrorism), and unanticipated regulatory changes by a government or a government's failure to comply with international treaties and agreements. Infrastructure-related companies are also subject to specific risks associated with construction, operations and legal constraints. For example, companies that are engaged in infrastructure development and construction, or involved with infrastructure projects that have not been completed, will be subject to delays in obtaining permits and regulatory approval, budget and cost overruns, problems resulting from contractor, architectural or project design errors, incomplete or unreliable data regarding projected revenues and/or income for a construction project, financing difficulties, and compliance costs. In particular, the costs of complying with international standards for project finance may increase the cost of obtaining capital or financing for a project. Companies involved with infrastructure projects or assets may be subject to operational risks, including a project manager's ability to manage the project, unanticipated maintenance costs, interference by a government entity with the operation of an infrastructure project or asset, project obsolescence, and exiting investors. Additionally, the operator of an infrastructure project or asset may not be able pass along to customers the full amount of any cost increases.

An infrastructure-related company may be subject to a legal regime that provides investors with limited recourse against the company's assets, the sponsor or other non-project assets, and there may be restrictions on the ability to sell or transfer assets. An investor in such an infrastructure-related company may have limited options, and there may be significant costs associated with foreclosing upon any assets that secure repayment of financing.

Industrial Companies The fund may invest in industrial companies, which include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. The industrial products, services and equipment industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Utilities Companies The fund may invest in utility companies, which are companies generally involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas. Investing in the utility companies includes the following risks:

• high interest costs in connection with capital construction and improvement programs;

• difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

• governmental regulation of rates charged to customers;

• costs associated with compliance with and changes in environmental and other regulations;

• effects of economic slowdowns and surplus capacity;

• increased competition from other providers of utility services;

• inexperience with and potential losses resulting from a developing deregulatory environment;

• costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

• effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

• technological innovations that may render existing plants, equipment or products obsolete; and

• potential impact of terrorist activities on utility companies and their customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003 or recent wildfires in California.

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Utility issuers may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses.

Communication Services Companies The fund may invest in communication services companies, which are companies principally engaged in the development, manufacture, or sale of communications services or communications equipment or provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media. The fund also may invest in media companies, which are companies that invest in, create, own, and distribute various forms of printed, visual, audio, and interactive content, as well as information databases that they sell or lease to others. Examples include the Internet, newspaper, magazine, and book publishers, movie and television studios, advertising agencies, radio and television broadcasters, as well as cable television and direct satellite broadcast system operators. Risks of investing in communication services and media companies includes many of the risks of investing in utilities companies, including government regulation of rates of return and services that may be offered. Communication services products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

Energy Companies The fund may invest in energy companies, which are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy infrastructure companies.

Health Care Companies The fund may invest in health care companies, which are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Health care companies can be significantly affected by product liability claims, pricing pressure, rapid obsolescence of products or services, and patent expirations.

Real Estate Companies The fund may invest in real estate companies, which have many of the same risks as direct ownership of real estate. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates. The real estate market is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Real estate values have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

Recent Market and Economic Developments

An outbreak of a respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China in December 2019 and spread globally. The virus, named "SARS-CoV-2" (sometimes referred to as the "coronavirus") and the resulting disease, which is referred to as "COVID-19," was declared a pandemic by the World Health Organization. A widespread outbreak of an infectious illness, such as COVID-19, may lead to governments and businesses world-wide taking aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. As occurred in the wake of COVID-19, the spread of such an illness may result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which may contribute to increased volatility in global markets. COVID-19, and other

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epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies, sectors or industries, and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by infectious illness also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of such an illness and its effects cannot be determined at this time, but the effects could be present for an extended period of time.

In March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the financial obligation and the promise S&P imputes; and protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

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An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that a rating has not been assigned or is no longer assigned.

{TC "Short-Term Issue Credit Ratings" \1 3}Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

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A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D There has been a failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody's

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities.

Long-Term Obligation Ratings and Definitions. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk. Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be speculative, of poor standing and are subject to very high credit risk.

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Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Short-Term Ratings. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated "SG."

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

For VRDOs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDOs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes a generic historical average recovery. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating. Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present. Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present. Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "RD" or "D" ratings (see "Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance" below), but are instead rated in the "CCC" to "C" rating

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categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to ratings in the categories below "CCC."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance obligations on the long-term scale consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable. Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Issuers and Obligations. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

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Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

Default: "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations. The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS may also use SD ("Selective Default") in cases where only some securities are impacted, such as the case of a "distressed exchange."

Commercial Paper and Short Term Debt. The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

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Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short- term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short- term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due. A security rated "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS may also use SD ("Selective Default") in cases where only some securities are impacted, such as the case of a "distressed exchange."

ADDITIONAL INFORMATION ABOUT THE BOARD

Board Oversight Role in Management

The board's role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the board, acting at their scheduled meetings, or the Chairman acting between board meetings, regularly interacts with and receives reports from senior personnel of the Adviser and its affiliates, service providers, including the Adviser's Director of Investment Oversight (or a senior representative of his office), the funds' and the Adviser's CCO and portfolio management personnel. The board's audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Treasurer. The board also receives periodic presentations from senior personnel of the Adviser and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, anti-money laundering, personal trading, valuation, investment research and securities lending (if any). As warranted, the board also receives informational reports from the counsel to the fund regarding regulatory compliance and governance matters. The board has adopted policies and procedures designed to address certain risks to the funds. In addition, the Adviser and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the board's risk management oversight is subject to inherent limitations.

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Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, all of the funds' board members are Independent Board Members. The board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Adviser, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to: (i) the services that the Adviser and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of the Adviser and its affiliates; and (iii) the board's oversight role in management of the funds.

Additional Information About the Board and its Committees

Board members are subject to a maximum term of 15 years, provided that the board shall have the ability to extend the maximum term up to an additional three years pursuant to a policy adopted by the board or the By-laws. The board has a standing audit committee and nominating committee.

The function of the audit committee is (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the board's oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committee is responsible for selecting and nominating persons as members of the board for election or appointment by the board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, 240 Greenwich Street, New York, New York 10286, which includes information regarding the recommended nominee as specified in the nominating committee charter.

MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser is an investment adviser registered with the SEC as such pursuant to the Investment Advisers Act of 1940. The Adviser is the primary ETF business, and a wholly-owned subsidiary, of BNY, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com/investments.

Pursuant to a management or advisory agreement applicable to each fund, the Adviser generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds.

For the services provided to the funds under the management agreement applicable to each fund, each fund pays the Adviser monthly fees, if any, based on a percentage of each fund's average daily net assets as set forth in each fund's prospectus.

Except for the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay substantially all expenses of such fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the

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fund's securities lending program (if any), and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

For the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay substantially all expenses of such fund, except for interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business. For the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay all acquired fund fees and expenses.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time. The Adviser may pay the Distributor or financial intermediaries for shareholder or other services from the Adviser's own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. The Adviser also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate, and may make revenue transfers to affiliates. Service Agents and their representatives generally will be able to accept payments or other compensation only to the extent consistent with applicable law and the Service Agent's own policies, procedures and practices.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Adviser), and certain related services.

NIMNA has entered into a sub-sub-investment advisory agreement with Newton Investment Management Limited ("NIM"), with respect to the Global Infrastructure Income ETF, to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser.

For Mellon, INA, NIM, NIMNA, and Walter Scott which are subsidiaries of BNY Mellon, see "The Adviser" above for ownership information.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

An Affiliated Entity or the Sub-Adviser, as applicable, provides the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. The table below shows the entity responsible for the employment of portfolio managers with respect to each fund.

BNY Mellon US Large Cap Core Equity ETF	Mellon
BNY Mellon US Mid Cap Core Equity ETF
BNY Mellon US Small Cap Core Equity ETF
BNY Mellon International Equity ETF
BNY Mellon Emerging Markets Equity ETF
BNY Mellon Core Bond ETF

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BNY Mellon High Yield ETF	INA
BNY Mellon Concentrated International ETF	Walter Scott
BNY Mellon Global Infrastructure Income ETF	NIMNA (NIM, as sub-sub-adviser, may also provide this fund with portfolio managers)

Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information as of the date of the most recently completed fiscal year about the compensation policies for portfolio managers.

Mellon. The firm's rewards program is designed to be market-competitive and align our compensation with the goals of our clients.

Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some senior individuals may receive a portion of their annual incentive award in deferred vehicles. The following factors encompass our rewards program:

• Base salary

• Annual cash incentive

• Long-Term Incentive Plan (applicable only to select senior individuals)

• BNY restricted stock units

INA. INA has a flexible and progressive remuneration policy which allows it to attract and retain what it believes to be the best available talent in the industry. INA's approach to remuneration is designed to ensure that top performance is recognized with top quartile industry pay. This includes matching each individual with a suitable peer group that reflects competitors at every level and specialism within the industry. The components of remuneration are base salary and variable pay which is made up of two elements: discretionary annual cash amount and a deferral into the Insight LTIP. Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total remuneration is competitive. INA also has a competitive benefits package (including eligibility for company pension and private medical plans) broadly aligned with the firm's parent company, BNY.

Discretionary pay is allocated following a detailed annual evaluation and performance appraisal against individual objectives, based on key performance indicators such as mandate performance (including effective management of risk and generation of relative returns where appropriate), contribution to team-based investment decisions, team management and professional development. Account is also taken of non-investment related issues such as business wins, client feedback, product and service development and internal relationship building, as well as experience, tenure and status within the team. For investment teams, including portfolio managers, performance is typically assessed over a multi-year framework including fund performance over one-, three- and five-years performance cycles. This is also supported by the Insight LTIP, which typically vests over three years.

The application of the above policy and principles are reviewed at least twice each year by the Insight Remuneration Committee, where compensation proposals in respect of the relevant performance year are considered and approved.

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NIMNA/NIM. Each of NIMNA's and NIM's portfolio manager compensation structure is designed to reward those professionals who deliver strong long-term performance and do not create inappropriate risk exposure for the firm or its clients. Portfolio managers may be rewarded using a mix of base salary, discretionary annual cash bonus, discretionary deferred cash incentives linked to performance of NIMNA or NIM funds, as applicable, and/or participation in a long-term incentive plan. Awards are made annually to individuals following a robust assessment of their contribution during the year taking into account both team and individual risk-adjusted performance. In seeking to protect against excessive risk-taking and emphasize appropriate conduct/behavior, risk and compliance input on employee conduct is collected as part of the appraisal process and can have an impact on discretionary incentive awards. Ultimately, NIMNA's or NIM's remuneration committee decides upon the terms and conditions of remuneration and incentives for NIMNA's or NIM's employees, respectively.

Walter Scott. Walter Scott's staff are paid competitive base salaries. Everyone in the firm is eligible to participate in the firm's annual profit share, which is a fixed percentage of the firm's pre-incentive operating profits. This is the sole source of incentive compensation, with performance being measured on a variety of goals and outcomes unique to each individual but ultimately contributing to the firm's investment objectives and the client service Walter Scott provides.

Compensation awards for those in the Research team are measured using the same outcomes. Long-term performance, contribution in portfolio management decisions, research effort, stock picking success and support in best serving our clients are amongst other factors considered when determining an individual's profit share. The importance given to particular factors will vary over time and between individuals.

The relative weights of base salary and profit share move according to performance. The components of compensation will also vary from year-to-year depending on the level of operating profit. There is, however, no cap on profit share as a percentage of base salary.

For directors and some senior staff, the majority of annual compensation comprises a share of the firm's profits. An element of this is deferred via a long-term incentive plan. This is primarily invested in a global equity fund of which Walter Scott is the investment adviser with the balance in BNY stock. Both have a deferral period which vests on a pro-rata basis over three years.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of the management of a fund and Other Accounts by the Adviser, Sub-Adviser, sub-sub-adviser, or portfolio managers. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Adviser, a Sub-Adviser, or the sub-sub-adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's, Sub-Adviser's or sub-sub-adviser's overall allocation of securities in that offering, or to increase the Adviser's, Sub-Adviser's or sub-sub-adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser, Sub-Adviser or sub-sub-adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of the Adviser, a Sub-Adviser or a sub-sub-adviser. The Adviser,

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Sub-Adviser or sub-sub-adviser periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, the Adviser, Sub-Adviser or sub-sub-adviser could be viewed as having a conflict of interest to the extent that the Adviser, Sub-Adviser, sub-sub-adviser or their affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions. In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer. If the Adviser, a Sub-Adviser or a sub-sub-adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

BNY and its affiliates, including the Adviser, Sub-Advisers and sub-sub-advisers affiliated with the Adviser and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY has no obligation to provide to the Adviser, Sub-Advisers, sub-sub-adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY (including, but not limited to, BNY's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser, Sub-Advisers or sub-sub-adviser. Accordingly, in making investment decisions for a fund, the Adviser, any Sub-Adviser or sub-sub-adviser does not seek to obtain or use material inside information that BNY may possess with respect to such issuers. However, because the Adviser, Sub-Advisers or sub-sub-adviser in the course of investing fund assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser, Sub-Advisers or sub-sub-adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Code of Ethics. The funds, the Adviser, each Sub-Adviser, the sub-sub-adviser and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Adviser or an Affiliated Entity or a Sub-Adviser or sub-sub-adviser affiliated with the Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of the BNY, located at 240 Greenwich Street, New York, New York 10286, serves as each fund's distributor on a best efforts basis pursuant to an agreement, which continues for two years after its effective date and thereafter is renewable annually, with the fund. Shares will be continuously offered for sale by series of the Trust through the Distributor only in Creation Units, as described in the prospectus and in

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Part II of this SAI under "Purchase and Redemption of Creation Units." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Trust series or which securities are to be purchased or sold. An affiliate of the Distributor may assist Authorized Participants in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. The Distributor also serves as distributor for other affiliated mutual funds.

Service Agents. The Adviser or the Distributor may provide additional cash payments out of its own resources to Service Agents that provide services. Such payments are separate from any 12b-1 fees and/or shareholder services fees or other expenses paid by the fund, as applicable. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Adviser's or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. From time to time, the Adviser or the Distributor also may provide cash or non- cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you. In addition, except when not consistent with legal requirements, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients; in some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent.

Please contact your financial intermediary, as a potential Service Agent, for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund. The Distributor also may act as a Service Agent. Any payment as well as other payments from the fund to the Distributor's affiliates, such as the management fee payable to the Adviser, may create an incentive for the Distributor to recommend or sell shares of a fund. The Distributor and its representatives generally will be able to accept the applicable payments in exchange for serving as a Service Agent only to the extent consistent with applicable law and any related policies, procedures or practices adopted by the Distributor.

Transfer Agent, Custodian and Administrator

The Transfer Agent, an affiliate of the Adviser, located at 240 Greenwich Street, New York, New York 10286, is each fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the funds, the Transfer Agent will arrange for the maintenance of a record of Fund shares held by The Depository Trust Company ("DTC") and prepare and transmit by means of DTC's book entry system, payments for dividends and distributions on or with respect to the shares declared by the Trust on behalf of the applicable Fund. For these services, the Transfer Agent receives a monthly fee from the Adviser, and is reimbursed for certain out-of-pocket expenses.

The Custodian, an affiliate of the Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee from the Adviser based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

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The Administrator, an affiliate of the Adviser, located at 240 Greenwich Street, New York, New York 10286, is each fund's administrator and fund accountant. Pursuant to a fund administration and accounting agreement with the Trust, the Administrator will provide, among other things, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services; prepare reports to shareholders, tax returns and reports to and filings with the SEC; calculate the net asset value of fund shares; and generally assist in supervising all aspects of fund operations (except investment management). The Administrator has no part in determining the investment policies of the fund or which securities are to be purchased or sold by the fund. For these services, the Administrator receives a monthly fee from the Adviser, which is based on the level of assets of the funds in the Trust, and is reimbursed for certain out-of-pocket expenses.

Annual Anti-Money Laundering Program Review

The funds may engage an accounting firm (which may be the independent registered public accounting firm that audits certain of the funds' financial statements) to perform an annual independent review of the funds' anti-money laundering program.

Funds' Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

Combined Prospectuses

A fund's prospectus may be combined with the prospectus of one or more funds that are not governed by the same board as such fund. This practice of combining prospectuses is for the convenience of fund shareholders and prospective fund shareholders, so that they can review features of multiple funds simultaneously. However, a fund's board is only responsible for the disclosure in the fund's prospectus applicable to such fund, regardless of other disclosure that may be contained in a combined prospectus for such fund and one or more other funds.

Escheatment

Under certain circumstances, your financial intermediary account may be deemed "abandoned" or "unclaimed" under a state's abandoned or unclaimed property laws. The financial intermediary then may be required to "escheat" or transfer the assets in your account, including a fund's shares, to the applicable state's unclaimed property administration. Escheatment rules vary from state to state, but generally, your account could be escheated if:

• there has been no account activity or contact initiated by you for the period of time specified by your state (usually three or five years) and/or

• mail to the account address is returned as undeliverable by the United States Postal Service

In addition, no interest will accrue on uncashed dividends, capital gains or redemption checks, and such checks may be escheated. Please contact your financial intermediary for more information.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities

The board has designated the Adviser as the funds' valuation designee to make all fair value determinations with respect to each fund's portfolio investments, subject to the board's oversight.

A fund's equity investments, including option contracts, shares of REITs and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities

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listed on NASDAQ markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported NAVs each day.

Substantially all of a fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service"). With respect to the Index ETFs and the High Yield ETF, when, in the judgment of the Service, quoted bid prices for debt securities and instruments are representative of the bid side of the market, these investments are valued at the quoted bid prices (as obtained by the Service from dealers in such securities). With respect to Concentrated International ETF and Global Infrastructure Income ETF, when, in the judgment of the Service, quoted bid prices for debt securities and instruments are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the board. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the valuation designee, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts generally are valued using the forward rate obtained from a Service. If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Generally, over-the-counter option contracts and interest rate, credit default, CDX, total return and equity swap agreements, and options thereon, will be valued by the Service. Equity-linked instruments, such as contracts for difference, generally will be valued by the Service based on the value of the underlying reference asset(s). Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available or are determined not to reflect fair value accurately, are valued at fair value as determined in good faith based on procedures approved by the board. Fair value of investments may be determined by the valuation designee using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other funds to calculate their NAVs.

Calculation of NAV

Except as otherwise described in the prospectus, NAV per share of each fund is determined on each day the Exchange is scheduled to be open for regular business, as of the scheduled close of regular session trading on the Exchange (normally 4:00 p.m. Eastern time). For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the Exchange. The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (if applicable, and reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares.

Expense Allocations

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Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company. Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series.

Exchange and Transfer Agent Closings

The holidays (as observed) on which both the Exchange and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the Exchange is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

For the BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF, BNY Mellon Emerging Markets Equity ETF, and BNY Mellon Global Infrastructure Income ETF, dividends from net investment income, if any, are generally declared and paid quarterly, but may vary from period to period. For BNY Mellon Core Bond ETF and BNY Mellon High Yield ETF, dividends from net investment income, if any, are generally declared and paid monthly, but may vary from period to period. For the Concentrated International ETF, dividends from net investment income, if any, are generally declared and paid annually, but may vary from period to period. For all funds, distributions of net realized capital gains (i.e. the excess of a fund's net long-term capital gains over its net short-term capital losses), if any, generally are declared and paid once a year. A fund may make distributions on a more frequent basis for a fund to improve index tracking (with respect to the Index ETFs) or to comply with the distribution requirements of the Code, but in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

Dividends and other distributions on shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a fund.

Broker-dealers or other financial intermediaries, at their own discretion, may offer a dividend reinvestment service under which shares are purchased in the secondary market at current market prices. Investors should consult their broker-dealer or other financial intermediary for further information regarding any dividend reinvestment service offered.

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

See your fund's prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is a summary of certain federal income tax considerations generally affecting the funds and their shareholders that supplements the discussions in the prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the funds or their shareholders, and the discussion here and in the prospectus is not intended to be a substitute for careful tax planning. The summary is very general,

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and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the section in the prospectus entitled "Additional Tax Information."

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Taxation of the Funds. Each fund is treated as a separate corporation for federal income tax purposes. A fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the prospectus. Losses in one series of the Trust do not offset gains in any other series of the Trust and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the fund level rather than at the Trust level. Each fund has elected and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Code. As such, each fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including for this purpose, dividends, taxable interest, the excess of net short-term capital gains over net long-term capital losses, less operating expenses), computed without regard to the dividends paid deduction, and 90% of its net tax-exempt interest income, if any (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the "Qualifying Income Requirement"); and (ii) at the end of each quarter of a fund's taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Diversification Requirement").

If a fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a fund may be required to dispose of certain assets. If these relief provisions were not available to a fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders to the extent of a fund's current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If a fund determines that it will not qualify for treatment as a RIC, the fund will establish procedures to reflect the anticipated tax liability in the fund's NAV. To requalify for treatment as a RIC in a subsequent taxable year, the fund would be required to

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satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the fund failed to qualify for tax treatment as a RIC. If a fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

As discussed more fully below, each fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.

Although each fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, if a fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If a fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the second paragraph of this section "Taxation of the Funds."

With respect to the Index ETFs, given the concentration of certain of the indexes in a relatively small number of securities, it may not be possible for certain funds to fully implement sampling methodologies while satisfying the Diversification Requirement. A fund's efforts to satisfy the Diversification Requirement may affect the fund's execution of its investment strategy and may cause the fund's return to deviate from that of the applicable index, and the fund's efforts to track the applicable index may cause it inadvertently to fail to satisfy the Diversification Requirement.

A fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year's distribution. For this purpose, any ordinary income or capital gain net income retained by a fund and subject to corporate income tax will be considered to have been distributed. Each fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax liability will be entirely eliminated. For example, a fund may receive delayed or corrected tax reporting statements from its investments that cause such fund to accrue additional income and gains after such fund has already made its excise tax distributions to the year. In such a situation, a fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, a fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the fund to satisfy the requirement for qualification as a RIC.

A fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a RIC's net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a fund may carry a net capital loss from any taxable year forward to offset its capital gains in future years. A fund is permitted to carry forward a net capital loss to offset its capital gains, if any, in years following the year of the loss. A fund is permitted to carryforward indefinitely a net capital loss. To the extent subsequent capital gains are offset

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by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to its shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Moreover, the carryover of capital losses may be limited under the general loss limitation rules if a fund experiences an ownership change as defined in the Code.

Taxation of Shareholders - Distributions. Each fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the fund, constitutes the fund's net investment income. Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). Each fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction, the portion of dividends which may qualify for treatment as qualified dividend income and the amount of exempt-interest dividends, if any.

Subject to certain limitations, dividends reported by a fund as qualified dividend income will be taxable to noncorporate shareholders at rates of up to 20%. Dividends may be reported by a fund as qualified dividend income if they are attributable to qualified dividend income received by the fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend (which is the day on which declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates the NAV) with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, (iii) the fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. The holding period requirements described in this paragraph apply to shareholders' investments in the funds and to the funds' investments in underlying dividend-paying stocks. Dividends treated as received by a fund from a REIT or another RIC may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. However, certain of the funds' investment strategies may significantly limit their ability to distribute dividends eligible to be treated as qualified dividend income. It is expected that dividends received by a fund from a REIT and distributed from that fund to a shareholder generally will be taxable to the shareholder as ordinary income. A fund's participation in the lending of securities may affect the amount, timing, and character of distributions to its shareholders. If a fund participates in a securities lending transaction and receives a payment in lieu of dividends (a "substitute payment") with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders. If 95% or more of a fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.

Certain dividends received by a fund from U.S. corporations (generally, dividends received by a fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the fund may be eligible for the 50% dividends received deduction generally available to corporations under the Code. Dividends received by a fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their shares, taking into account

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any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their shares, and, if they borrow to acquire or otherwise incur debt attributable to shares, they may be denied a portion of the dividends received deduction with respect to those shares. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. Certain of the funds' investment strategies may significantly limit their ability to distribute dividends eligible for the dividends received deduction for corporate shareholders.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under section 163(j) of the Code. A RIC's total "Section 163(j) Interest Dividend" for a tax year is limited to the excess of the RIC's business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder's interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder's interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

Distributions from a fund's net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from a fund's net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their shares. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%.

Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. A taxable shareholder may wish to avoid investing in a fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder's investment.

If a fund's distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder's basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder's shares.

Distributions that are reinvested in additional shares of a fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a "surviving spouse" for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of shares) are generally taken into account in computing a shareholder's net investment income, but exempt-interest dividends generally are not taken into account.

A fund's shareholders will be notified annually by the fund (or by a shareholder's broker) as to the federal tax status of all distributions made by the fund. Shareholders who have not held a fund's shares for a full year should be aware

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that the fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the fund's ordinary income or net capital gain, respectively, actually earned during the shareholder's period of investment in the fund. Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.

Taxation of Shareholders – Sale of Shares. In general, a sale of shares results in capital gain or loss, assuming a shareholder holds shares of a fund as a capital asset, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A sale of shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%.

Gain or loss on the sale of shares is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares.

A loss realized on a sale of shares may be disallowed if substantially identical shares are acquired (whether through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of shares held for six months or less will be disallowed to the extent of exempt-interest dividends paid on such shares, and any amount of the loss that exceeds the amount disallowed will be treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxation of Fund Investments. Certain of the funds' investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the fund's ability to qualify as a RIC, affect the character of gains and losses realized by a fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to annually mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The funds intend to monitor their transactions, make appropriate tax elections, and make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the funds' qualification for treatment as RICs.

Certain investments made by a fund may be treated as equity in passive foreign investment companies ("PFICs") for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If a fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a PFIC, the fund could be subject to U.S. federal income tax and nondeductible interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may be available that would ameliorate these adverse tax consequences, but such elections could require the applicable fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the

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distribution requirements and avoid a tax at the fund level, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. Amounts included in income each year by a fund arising from a qualified electing fund election, will be "qualifying income" under the Qualifying Income Requirement even if not distributed to the fund, if the fund derives such income from its business of investing in stock, securities or currencies. Each fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. In order for a fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments.

A U.S. person that owns (directly, indirectly or constructively) 10 % or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." If a fund is a "U.S. Shareholder" of a CFC, the fund will be required to include in its gross income for United States federal income tax purposes the CFCs "subpart F income" (described below) and any "global intangible low-taxed income" ("GILTI"), whether or not such income is distributed by the CFC. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC's depreciable tangible assets. "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The fund's recognition of "subpart F income" and GILTI will increase the fund's tax basis in the CFC. Distributions by a CFC to the fund will be tax-free, to the extent of its previously undistributed "subpart F income" or GILTI, and will correspondingly reduce the fund's tax basis in the CFC. "Subpart F income" and GILTI are generally treated as ordinary income, regardless of the character of the CFC's underlying income.

Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code ("Section 1256 Contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.

With respect to investments by a fund in zero coupon or other discount securities which are sold at original issue discount ("OID") each year that the securities are held, the fund will be required to include as part of its current income the imputed interest on such obligations even though the fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes during that period. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the fund, a fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that a fund must distribute to maintain its eligibility for treatment as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax described above. Because each fund intends to distribute all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if issued with OID. Absent an election by a fund to include the market discount in income as it accrues, gain on the fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. If a fund purchases a municipal security at a market discount, any gain realized by such

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fund upon sale or redemption of the municipal security will be treated as taxable interest income to the extent of the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Where the income required to be recognized as a result of the OID and/or market discount rules is not matched by a corresponding cash receipt by a fund, the fund may be required to borrow money or dispose of securities to enable the fund to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the fund level.

A fund may invest in U.S. REITs. Investments in REIT equity securities may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A fund's investments in REIT equity securities may at other times result in the fund's receipt of cash in excess of the REIT's earnings; if the fund distributes these amounts, these distributions could constitute a return of capital to the fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Dividends received by a fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular the corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.

"Qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a fund to its shareholders that are attributable to qualified REIT dividends received by the fund and which the fund properly reports as "section 199A dividends," are treated as "qualified REIT dividends" in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

REITs in which a fund invests often do not provide complete and final tax information to the fund until after the time that the fund issues a tax reporting statement. As a result, a fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a fund (or your broker) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

A fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax described above. A fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the fund as a RIC and minimize the imposition of income and excise taxes.

Additionally, the Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Requirement described above if such gains are not directly related to a fund's business

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of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a fund's non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the fund's status as a RIC for all years to which the regulations are applicable.

Foreign Taxes. Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If a fund meets certain requirements, which include a requirement that more than 50% of the value of the fund's total assets at the close of its respective taxable year consist of certain foreign securities (generally including foreign government securities), then the fund should be eligible to file an election with the IRS that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the fund, subject to certain limitations.

Pursuant to this election, a fund would treat the applicable foreign taxes as dividends paid to its shareholders. Each such shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If a fund makes this election, the fund will report annually to its shareholders the respective amounts per share of the fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. No deduction for such taxes will be permitted to individuals in computing their AMT liability. If a fund does not make this election, the fund will be entitled to claim a deduction for certain foreign taxes incurred by the fund. In certain instances, the fund might not elect to apply otherwise allowable U.S. federal income tax deductions for those foreign taxes, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If the fund does not elect to apply these deductions, taxable distributions you receive from the fund may be larger than they would have been if the fund had taken deductions for such taxes.

A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the fund.

Under certain circumstances, if a fund receives a refund of foreign taxes paid in respect of a prior year, the value of shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the fund's foreign taxes for the current year could be reduced.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, a fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a fund where, for example, (i) the fund invests in REITs that hold residual interests in REMICs, (ii) the fund invests in a REIT that is a taxable mortgage pool ("TMP") or has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The IRS has issued guidance with respect to these issues and prospective

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shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

The fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the fund until a shareholder begins receiving payments from their retirement account.

Foreign Shareholders. Distributions derived from taxable ordinary income and paid by a fund to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Any foreign shareholders in a fund may be subject to U.S. withholding and estate tax and such shareholders are urged to consult their own tax advisors concerning the applicability of such taxes and the proper withholding form(s) to be submitted to a fund. A foreign shareholder who fails to provide an appropriate series of IRS Form W-8 may be subject to backup withholding (discussed below) at the appropriate rate.

Dividends reported by a fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain," are generally exempt from this 30% withholding tax. "Qualified net interest income" is a fund's net income derived from U.S.-source interest and OID, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of a fund's net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period of periods aggregating 183 days or more during the taxable year are not exempt from the 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation known as "FATCA" (the Foreign Account Tax Compliance Act), a U.S. withholding tax of 30% will apply to payments to certain foreign entities of U.S.-source interest and dividends unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The fund will not pay additional amounts in respect to any amounts withheld. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of the fund's common shares.

A beneficial holder of shares of the fund who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Backup Withholding. A fund will be required in certain cases to withhold (as "backup withholding") on amounts (including exempt-interest dividends) payable to any shareholder who (1) has provided the fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

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Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," (for an Authorized Participant that does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

A fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to section 351 of the Code, the fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. A fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

An Authorized Participant subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss might be deductible.

Certain Potential Tax Reporting Requirements. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Tax Matters. Depending upon state and local law, distributions by the fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is

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expected that each fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if such fund qualifies as a RIC for federal income tax purposes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

PORTFOLIO TRANSACTIONS

The Adviser assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds. Each fund employs a Sub-Adviser. Each fund uses the research facilities, and is subject to the internal policies and procedures, of the applicable Sub-Adviser and executes portfolio transactions through the trading desk of the applicable Sub-Adviser (collectively the "Trading Desk").

Trading the Funds' Portfolio Securities

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid investment). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Adviser, an Affiliated Entity, a Sub-Adviser or sub-sub-adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Adviser, an Affiliated Entity, a Sub-Adviser or sub-sub-adviser or other funds or accounts advised by the

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Adviser, an Affiliated Entity, Sub-Adviser or sub-sub-adviser. Funds and accounts managed by the Adviser, an Affiliated Entity, a Sub-Adviser or sub-sub-adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund's portfolio manager by virtue of the portfolio manager's position or other relationship with a fund's portfolio company) and internal BNY policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY and all its affiliates (including the Adviser and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Adviser and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY or its personnel (or, with respect to a fund advised by a Sub-Adviser or sub-sub-adviser, the Sub-Adviser or sub-sub-adviser and their affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Adviser, an Affiliated Entity, a Sub-Adviser or sub-sub-adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Adviser, the Affiliated Entity, the Sub-Adviser or the sub-sub-adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Adviser, an Affiliated Entity, a Sub-Adviser or a sub-sub-adviser relating to what actions are to be taken may raise conflicts of interests, and the Adviser, the Affiliated Entity, the Sub-Adviser or the sub-sub-adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission. The Adviser (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Adviser (and, where applicable, an Affiliated Entity or a Sub- Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices

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paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

As of the date of this SAI, the Index ETFs, the Concentrated International ETF and the High Yield ETF do not engage in any soft dollar arrangements or transactions with respect to their assets.

Subject to the policy of seeking best execution, Global Infrastructure Income ETF may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to the fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of the fund. Thus, there may be no correlation between the amount of brokerage commissions generated by the fund and the indirect benefits received by the fund. Information so received is in addition to, and

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not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub- Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy on Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about the funds' portfolio holdings. The board must approve all material amendments to this policy. The funds' portfolio holdings are publicly disseminated each day a fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of a fund. The Trust, the Adviser, the Sub-Advisers or the sub-sub-adviser (as applicable) or BNY will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the funds including (a) a service provider, (b) the stock exchanges upon which an ETF is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., FactSet, Barra LLC and RiskMetrics Group, and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES

The board has delegated to the Adviser and the Adviser has delegated to each fund's Sub-Adviser, the authority to vote proxies of companies held in the fund's portfolio, except that the board has delegated to Institutional Shareholder Services Inc. ("ISS") the sole authority to vote proxies of Designated BHCs (defined below) for certain funds as described below. Mellon, INA, NIMNA, and Walter Scott's proxy voting policies are attached at the end of this SAI as Appendix A.

Proxy Voting Operations

The funds have engaged ISS as their proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting.

Policies and Procedures; Oversight

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The CCO is responsible for confirming that each Sub-Adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the funds' proxies are voted in the best interests of the fund. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the funds is monitored to ensure compliance with each Sub-Adviser's procedures, as applicable, such as by sampling votes cast for the funds, including routine proposals as well as those that require more analysis, to determine whether they complied with the applicable Sub-Adviser's proxy voting procedures.

Review of Proxy Voting

The Adviser reports annually to the board on the funds' proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Information regarding how a fund's proxies were voted during the most recent 12-month period ended June 30th is available, by the following August 31st, at www.bny.com/investments, on the SEC's website at http://www.sec.gov and without charge, upon request by calling 833-ETF-BNYM (383-2696) (inside the U.S. only).

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when the fund owns shares of another registered investment company (an "Acquired Fund"), the fund may be required by the 1940 Act or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other holders of the same type of such Acquired Fund shares.

Voting Proxies of Designated BHCs

BNY is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA"). Among other things, the BHCA prohibits BNY, funds that BNY "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNY exercises sole voting discretion (collectively, the "BNY Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, "BHCs"), without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

For all funds except Bank Controlled Funds, the board has delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNY Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the "Designated BHCs"). Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA. (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNY Entities because of BNY's share ownership in those funds.)

An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNY Entities in the aggregate own, control or hold sole voting discretion with respect to approximately 4.9% of any class of voting securities issued by the BHC. If such aggregate level of ownership, control or voting discretion decreases to approximately 3%, the issuer will no longer be considered a Designated BHC and the Sub-Adviser will be redelegated sole voting authority over the BHC's voting securities held by the fund.

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ISS votes proxies delegated by the board in accordance with the voting guidelines of ISS, available at https://www.issgovernance.com/policy-gateway/voting-policies/.

Material Conflicts of Interest. ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS's subsidiary performs for a corporate governance client and any voting of proxies relating to such client's securities that ISS performs on behalf of the fund. Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS's proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.

BNY Proxy Conflicts Policy

Under certain circumstances, BNY has determined that it may not be appropriate for its subsidiaries and business units with discretionary authority to vote proxies on behalf of clients, including Mellon, INA, NIMNA, and Walter Scott (each, a "Voting Firm"), and has established a Proxy Voting Conflicts Policy (the "BNY Policy") that sets forth the required actions and reporting of Voting Firms when actual or potential conflicts of interest involving BNY arise. The BNY Policy identifies several specific types of proxy solicitations that are considered "Primary Conflicts" for all Voting Firms. Primary Conflicts typically arise when proxies are issued by BNY or by a pooled vehicle when relating to services provided by a BNY affiliate and may also arise due to relationships between a proxy issuer and BNY or BNY's Chief Executive Officer or Board of Directors. The BNY Policy directs the manner in which such Primary Conflicts are to be addressed (e.g., application of pre-determined, written guidelines, client consent, or delegation to an independent fiduciary). The BNY Policy also identifies as "Secondary Conflicts" situations that, while not identified as a Primary Conflict, may present an actual, potential or perceived material conflict for Voting Firms because of a relationship between a proxy issuer and BNY or its executive officers or Board of Directors.

When Primary Conflicts or Secondary Conflicts are voted in accordance with a Voting Firm's pre-determined, written voting guidelines, it is BNY's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed.

The Voting Firms, including Mellon, INA, NIMNA, and Walter Scott are also subject to the policies and decisions of BNY's Proxy Conflicts Committee (the "PCC"). Among other responsibilities, BNY has empowered the PCC to maintain, interpret and effect the BNY Policy. If a Voting Firm needs interpretive guidance concerning a Primary Conflict or identifies a Secondary Conflict, the PCC shall review the matter, and (in the case of identified conflicts) determine how best to resolve the conflict (e.g., independent fiduciary, abstention, or mirror voting).

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS; SHAREHOLDER ACTIONS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

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Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of shares outstanding and entitled to vote may require a special meeting of shareholders to be held, including for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

Shareholder Actions

The Trust Agreement establishes a process that permits legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction, and other harm that can be caused to the Trust and its shareholders as a result of spurious shareholder claims, demands, and derivative actions. Certain aspects of the process are discussed here. With respect to a derivative action, which is where one or more shareholders bring an action in the name of the Trust or a series against parties allegedly causing harm to the Trust or the series, prior to the commencement of a derivative action, a shareholder must make a written demand on the board members requesting that the board members cause the Trust to file the action itself on behalf of the Trust or the affected series. Such written demand must comply with the requirements of Section 9.8(b)(iii) of the Trust Agreement. Within 150 calendar days of the receipt of a shareholder demand submitted in accordance with the requirements of the Trust Agreement, the Independent Board Members will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected series, as applicable. If a majority of the Independent Board Members determine that maintaining a suit would not be in the best interests of the Trust or the affected series, as applicable, the demand shall be rejected and the shareholder shall not be permitted to maintain a derivative action unless the shareholder first sustains the burden of proof to the court that the decision of the Independent Board Members not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. With respect to a direct action, no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or an affected series, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of an affected series, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the affected series, generally.

Pursuant to the Trust Agreement, any action commenced by a shareholder (i) directly against (A) the Trust or a series, (B) board members or officers related to, arising out of, or concerning the Trust, its business, or operations, or (C) otherwise related to, arising out of, or concerning the Trust, its business or operations or (ii) derivatively in the right or name of, or on behalf of, the Trust, or series (collectively, the "Covered Actions"), shall be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or, if such Covered Action may not be brought in that court, then such action shall be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the "Chosen Courts"). A Chosen Court may be less convenient and/or less favorable for a shareholder than one or more other courts. In any Covered Action, there shall be no right to a jury trial.

No provision of the Trust Agreement shall restrict any shareholder rights granted by, the Securities Act, the Exchange Act or the 1940 Act, or of any valid rule, regulation, or order of the SEC thereunder.

LOCAL MARKET HOLIDAY SCHEDULES

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The Trust generally intends to effect deliveries of portfolio securities on a T+1 basis, except that the Trust intends to effect deliveries of portfolio securities in connection with orders to redeem shares of BEMEF on a T+2 basis. The ability of the Trust to effect in-kind redemptions within the standard settlement period following receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the standard settlement period. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days.

FINANCIAL STATEMENTS

The financial statements and financial highlights of the funds for the year ended October 31, 2024, along with the report of Ernst & Young LLP, the Trust's independent registered public accounting firm, included in the Trust's Annual Report to Shareholders on Form N-CSR under the 1940 Act, are incorporated by reference into this SAI.

GLOSSARY

The following are definitions of certain terms used in this Statement of Additional Information. Other terms are defined in the Statement Additional Information.

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Accumulation Period	The period beginning on a fund's ex-dividend date and ending on the day preceding the next ex-dividend date.
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	BNY Mellon ETF Investment Adviser, LLC
Adviser-sponsored	An IRA or Retirement Plan sponsored by the Adviser or its affiliates, including the Distributor
Affiliated Broker	A broker that is (1) an affiliate of a fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of a fund, its Adviser or the Distributor
Affiliated Entity	An affiliate of the Adviser that, along with the Adviser, employs fund portfolio managers who are dual employees of the Adviser and such affiliate
AMT	Federal alternative minimum tax
Authorized Participant

A Participating Party or DTC Participant that has executed a Participant Agreement with the Distributor, and has been accepted by the Trust, with respect to purchases and redemptions of Creation Units.

Business Day	Generally, any day on which the NYSE is open for business, although fixed income ETFs will also not be open for orders on Veterans Day and Columbus Day.

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Term	Meaning

BNY

The Bank of New York Mellon Corporation; BNY Mellon and BNY are the corporate brands of The Bank of New York Mellon Corporation. BNY Mellon may also refer to BNY Mellon and its direct and indirect subsidiaries

Cash Component	The deposit of a specified cash payment, which together with the Deposit Securities or Deposit Cash is deposited for a Creation Unit
CCO	Chief Compliance Officer
CEA	Commodities Exchange Act
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
Creation Unit	Aggregations of a specified number of shares offered and issued by a fund
Custodian	The Bank of New York Mellon
Deposit Cash	A cash payment equal in value to the Deposit Securities
Deposit Securities	The basket of securities part of an underlying index or portfolio of a fund accepted for deposit for a Creation Unit
Distributor	BNY Mellon Securities Corporation
Dividend Equivalent Payment

A complete distribution of dividends on the day preceding the next dividend payment date of a fund, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the fund ("Dividend Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the fund for the entire Accumulation Period.

Dividend Securities	An amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of a fund
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DTC	Depository Trust Company
DTC Participants	Participants of DTC who hold their securities there
EDRs	European Depositary Receipts
ETFs	Exchange-traded funds and similar exchange-traded products
ETNs	Exchange-traded notes
Exchange

The principal U.S. listing exchange of a fund. For each Index ETF, the Concentrated International ETF and the High Yield ETF, the Exchange is NYSE Arca, Inc. For the Global Infrastructure Income ETF, the Exchange is Cboe BZX Exchange, Inc.

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings

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Term	Meaning
FNMA	Federal National Mortgage Association
Fund Deposit	The Deposit Securities or Deposit Cash, as applicable, and the Cash Component, which represent the minimum initial and subsequent investment amount for a Creation Unit of a fund
GDRs	Global Depositary Receipts
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
GNMA	Government National Mortgage Association
In-Kind Redemption	Distribution to a redeeming Authorized Participant of redemption proceeds in whole or in part in securities or other assets of the fund
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The underlying index of a fund that tracks an index
Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
Intraday Indicative Value	A measure of the intraday NAV
INA	Insight North America LLC
IPO	Initial public offering
IRAs

Individual retirement accounts (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans ("SEP-IRAs"), Salary Reduction Simplified Employee Pension Plans ("SARSEPs") or Savings Incentive Match Plans for Employees ("SIMPLE IRAs"))

IRS	Internal Revenue Service
ISS	Institutional Shareholder Services Inc.
LIBOR	London Interbank Offered Rate
Mellon	Mellon Investments Corporation
MLP	Master limited partnership
Moody's	Moody's Investors Service, Inc.
NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
NFA	National Futures Association
NIM	Newton Investment Management Limited
NIMNA	Newton Investment Management North America LLC
NSCC	National Securities Clearing Corporation
NYSE	New York Stock Exchange
Participant Agreement	An agreement entered into with a financial participant so that the participant may engage in Creation Unit transactions
Participating Party	A broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC
Plans	Distribution Plans, Service Plans and Shareholder Services Plans
Rating Agencies	S&P, Moody's, Fitch and, with respect to money market funds, DBRS
REIT	Real estate investment trust, as defined in the Code

III-86

Term	Meaning
REMIC	Real estate mortgage investment conduit, as defined in the Code
Retirement Plans

Qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but not including IRAs

RIC	Regulated investment company, as defined in the Code
S&P	Standard & Poor's Ratings Services
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Securities Lending Agent	The Bank of New York Mellon
Service Agents	Certain financial intermediaries (which may include banks), securities dealers and other industry professionals that have entered into an agreement with the Distributor
Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds may have more than one Sub-Adviser in the future
TIPS	Treasury Inflation-Protection Securities
Transfer Agent	The Bank of New York Mellon
Treasury	U.S. Department of the Treasury
Trust	BNY Mellon ETF Trust
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Walter Scott	Walter Scott & Partners Limited

III-87

IV.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY

Insight North America LLC

1. Introduction

Insight seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximizing shareholder value, ensuring good governance and delivering investment performance aligned with our Clients' long-term economic interests.

The Insight Proxy Voting Policy ("Policy") sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively "Insight").

2. Policy Statement

Insight is committed to supporting good governance practices and also voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight's objective is to vote proxies in the best interests of its Clients.

3. Scope

This Policy applies to financial instruments with voting rights where Insight has discretionary voting authority. Alternatively where a Client retains control over the voting decision, Insight will only lodge votes in instances where the client agreement hands responsibility to Insight to cast the votes on their behalf.

4. Proxy Voting Process

Insight's proxy voting activity adheres to best-practice standards and is a component of Insight's Stewardship and Responsible Investment Policies. In implementing its Proxy Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:

Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.

• Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.

• Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.

• Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.

• Sustainability: The board should aim to take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.

Structure: The board should have clear division of responsibilities.

• The Chair: The Independent Chair, or Lead Independent Director, of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.

• The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making powers. There should be a clear division of responsibilities, between the independent board members and the executive leadership of the company.

• Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.

Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.

• Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.

• Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.

• Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member's contributions should be considered individually.

Independence: The board should present a fair and balanced view of the company's position and prospects.

• Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.

• Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.

• Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company's emerging and principal risks.

Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.

• Goal Based: The board should base remuneration on goal-based, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.

• Transparent: Remuneration arrangements should be transparent and should avoid complexity.

• Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.

The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group ("PVG") – (see section 6).

Voting activity is most usually performed by the Chair of the PVG, a senior portfolio manager with no day to day investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).

The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background. However the vote will be cast by the Chair of the PVG or their delegate. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote, the decision will be cast by the deputy chair. Insight uses a Voting Agent to assist in the analysis and administration of the vote (see section 4.1). The rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.

4.1 Voting Agent

To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva ("Voting Agent"). The Voting Agent's responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight's Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies resolutions that require specific shareholder judgement – often relating to corporate transactions or shareholder resolutions. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will review for contentious resolutions, and in the event of one will determine if an actual or potential conflict exists in which case the resolution will be escalated to the PVG voting committee (see section 5.1).

Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy.

On a monthly basis the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted on its website (see section 7). Insight conducts an annual due diligence to review the Voting Guidelines and the Voting Agent's related services.

5. Conflicts of Interest

Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight's Clients.

In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:

• make a financial gain or avoid a financial loss at the expense of the Client

• present material differences in the thoughts of two PM's who own the same security

• benefit if it puts the interest of one Client over the interests of another Client

• gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client's interest

• obtain a higher than usual benefit from a third party in relation to a service provided to the Client

• receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service or have a personal interest that could be seen to conflict with their duties at Insight

• create a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g., sponsors of pension schemes). This includes financial and ESG considerations.

• create a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM's who own the same security

5.1 Escalation of Contentious Voting Issue

When a contentious voting issue is identified, the PVG Chairman or delegate will review, evaluate and determine whether an actual material conflict of interest exists, and if so, will escalate the matter to the PVG voting committee. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:

• removing certain Insight personnel from the proxy voting process

• walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote and

• voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner

An unconflicted contentious resolution will be voted by the Chair or their delegate. Where a conflict is deemed to exist the vote, widened to the PVG voting committee, will be determined by majority vote.

The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer ("CIO") or their delegate for additional input.

6. Proxy Voting Group

The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least quarterly, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:

• Casting votes on behalf of Clients

• Voting Policy: Oversee and set the Proxy Voting Policy

• Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis

• Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines

• Conflicts of Interest: Manage conflicts when making voting instructions in line with Insight's Conflict of Interest Policy

• Resolution Assessment: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions

• Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy and

Reporting: Ensure voting activity aligns with local regulations and standards

The PVG is chaired by a Senior Portfolio Manager (who has no direct day to day investment discretion) and attended by portfolio management personal, the Senior Stewardship Analyst (Deputy Chair), Corporate Risk, Compliance, and Operations personal. The PVG is accountable to and provides quarterly updates to the Investment Management Group ("IMG").

7. Disclosure and Recording Keeping

In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If Insight votes on the proxy share- blocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the "share-blocking period" Insight would like to sell the affected security Insight, in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).

US Proxy Reporting: Form N-PX

Rule 14Ad-1 under the Securities Exchange Act of 1934 (“Exchange Act”) requires institutional investment managers (i.e., those managers subject to reporting requirements under Section 13(f) of the Exchange Act), such as Insight North America LLC (INA), to report annually on Form N-PX each “say-on-pay” and “say-on-frequency” vote over which they exercised voting power. Managers must file the form annually by August 31 of each year, covering the previous 12-month period ending on June 30. INA will leverage BNY’s Global Holdings Reporting Group to effectuate required filings under Rule 14Ad-1. The PVG will ensure data required to satisfy INA’s Rule 14Ad-1 reporting requirements is collected and reviewed for completeness and accuracy, in alignment with the reporting deadlines noted above.

Insight publishes its voting activity in full on its website. This can be found at www.insightinvestment.com/ri.

8. Proxy Voting Policy Review

Insight will review its Proxy Voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.

A material change shall be a significant event that could impact Insight's ability to vote proxies such as a change in voting agent.

Mellon Investments Corporation

Mellon, through its Proxy Voting Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies and those other companies established in non-U.S. jurisdictions that have significant operations occurring within the U.S. (the "Mellon Voting Guidelines"). For non-U.S. companies without significant U.S. operations, Mellon seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Voting Guidelines" and, collectively with the Mellon Voting Guidelines, each as in effect from time-to-time, the "Voting Guidelines"). Mellon, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, including the funds.

Securities of Non-U.S. Companies and Securities Out on Loan. It is Mellon's policy to seek to vote all proxies for securities held in the funds' portfolios for which Mellon has voting authority. However, situations may arise in which Mellon cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, Mellon weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest. In these markets, Mellon generally seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. Mellon generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, Mellon typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest. Mellon seeks to avoid material conflicts of interest between a fund and the fund's shareholders, on the one hand, and BNYM Investment Adviser, Mellon, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser, Mellon or the Distributor, on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis, together the "Proxy Advisors") and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is Mellon's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, Mellon engages a third party as an independent fiduciary to vote all proxies for securities of BNY, and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY, a BNY affiliate, a BNY executive, or a member of BNY's Board of Directors, but material conflicts of interests may also arise due to relationships involving Mellon and/or Mellon employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide Mellon with instructions as to how to vote such proxy. In the latter case, Mellon will vote the proxy in accordance with the independent fiduciary's determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders ("mirror voting"); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients' best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the

Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee has directed ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed Mellon is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by Mellon.

Newton Investment Management Limited/Newton Investment Management North America, LLC ("Newton")

Proxy Voting by Newton

Newton has adopted and implemented the Proxy Voting Policies and Procedures (the "Policy"), which it believes is reasonably designed to:

• Ensure that voting rights are exercised;

• Ensure voting decisions are taken in the best interests of clients and in line with governance best practice, aiming to protect our clients' rights as minority shareholders;

• Address potential material conflicts of interest that may arise; and

• Meet disclosure requirements and expectations in connection with voting responsibilities and activities undertaken.

Voting Guidelines

Newton has established overarching voting guidelines which inform our ultimate voting decision, based on guidance established by internationally recognized governance principles including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association's Principles of Remuneration and the UK Corporate Governance Code, in addition to other local governance codes.

All voting decisions are based on Newton's voting guidelines. We have used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for Newton. This policy will be applied to all our votable holdings, enabling a universal approach to our voting while allowing us to deploy in-depth case-by-case analysis from the stewardship team for those issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company. The stewardship team retains the ultimate discretion to deviate the vote instruction from Newton's bespoke policy's recommendation.

Our active approach to voting means that our voting decisions reflect our investment rationale and take into consideration engagement activity and the company's approach to relevant codes, market practices and regulations. These are applied to the company's unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.

Newton seeks to make proxy voting decisions that are in the best long-term financial interests of its clients and which seek to support investor value creation by supporting proposals that are consistent with our corporate governance views and investment case.

In general, voting decisions are taken consistently across all Newton's clients that are invested in the same underlying company. This is in line with Newton's investment process that focuses on the long-term success of the investee company. Further, it is Newton's intention to exercise voting rights in all circumstances where it retains voting authority. This may be hindered by various practical considerations. For instance, in certain markets, shares are "blocked" before the exercise of voting rights. Blocking consists of placing the stock on a register for a number of days spanning the meeting. During the share-blocked period, the shares cannot be traded freely. In markets where share blocking is practiced, Newton will vote only when the resolution is not in shareholders' best interests and where restricting the ability to trade is not expected to adversely affect the value of clients' holdings. Another common barrier to voting is the requirement at market or company level for a Power of Attorney to be in place. In cases where our clients have not put these Powers of Attorney into place, we will not submit a vote.

Newton's Governance Principles and Voting Guidelines are available to Clients from the Stewardship Team upon request.

Voting Procedures

All voting opportunities are communicated to Newton by way of an electronic voting platform. Moreover, the Stewardship Team has set up a series of email alerts and notifications on the electronic voting platform designed to ensure all meetings are voted in time and the significant holdings are captured and looked at internally.

The Stewardship team reviews the bespoke policy recommendation for all issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions) for matters of concern. Any such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment. Where an issue remains contentious, Newton may also decide to confer or engage with the company or other relevant stakeholders. Our bespoke voting policy is applied for all other votes.

An electronic voting service is employed to submit voting decisions.

Newton's Corporate Actions team and members of certain BNY operations teams are responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients' votes is available and that these votes are exercised.

Voting Service Providers

Newton utilizes an independent voting service provider for the purposes of managing upcoming meetings via its electronic platform, providing research and for implementing Newton's bespoke voting policy and issuing recommendations based on this policy.

Newton's external voting provider is subject to the requirements set by Newton's Vendor Management Oversight Group. As such, regular due diligence meetings are held and minutes maintained with this provider, which includes reviewing its operational performance, service quality, robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, Newton participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between Newton's expectations and the voting recommendations provided by the external provider.

Acting Collectively

Subject to applicable law and reporting regulations, Newton will work collectively with other investors as well as trade associations, government bodies and non-governmental organizations to develop best practice, raise awareness of a concern or enhance the effectiveness of engagement activities. When considering action and also when acting collectively on a specific issue of concern with a company, we exercise caution in order to avoid situations of being unintentionally in receipt of Material Non-Public Information, breaching relevant anti-trust or anti-competitive rules and regulations, or being considered acting in concert with one or more other investors.

Conflicts of Interest

Where Newton acts as a proxy for its clients, a conflict could arise between Newton (including BNY funds or affiliate funds), the investee company and/or a client when exercising voting rights. Newton has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients' voting rights are exercised in their best interests. Newton seeks to avoid potential material conflicts of interest through:

I. the establishment of Newton's Governance Principles and Voting Guidelines, which are applied in an objective and consistent manner across client accounts, based on, the application of Newton's bespoke voting policy and analysis drawn from internal and external research, as applicable and without consideration of any Newton or BNY client relationship factors;

II. the establishment of an independent stewardship team, which executes Newton's proxy voting activities; and

III. internal oversight groups.

Where a potential material conflict of interest exists between Newton, BNY, the underlying company and/or a client, the voting recommendations of an independent third-party proxy service provider will be applied.

All instances where a potential material conflict of interest has been recognized and where Newton engages its proxy voting service provider are disclosed in our annual stewardship report.

Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's Conflicts of Interest Committee for review. Further information can be found in Newton's Conflicts of Interest Policy (https://www.newtonim.com/global/special-document/conflict-of-interest-policy). Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's Conflicts of Interest Committee for review. Further information can be found in Newton's Conflicts of Interest Policy.

Disclosures and Reporting

We publish two major reports each year: (i) our annual stewardship report which provides an overview of our approach to stewardship and provides case studies on our engagement, advocacy and voting activities; and (ii) a post-season voting report outlining our views and approach on key trends observed, an overview of how we voted on shareholder proposals, and case studies on significant holdings and high profile names.

We also publish our quarterly vote record which includes voting rationale for decisions not aligned with the recommendations of the underlying company's management and for decisions on all shareholder proposed resolutions.

Newton's Governance Principles and Voting Guidelines describes our approach to the exercise of voting rights and are available to Clients from the Stewardship Team upon request.

Newton's Governance Principles and Voting Guidelines document and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients upon request. Newton will provide clients with a copy of its policies noted above upon request, as well as information on how their proxies were voted by Newton.

Securities Lending

Newton does not engage in securities lending on behalf of its clients; this activity is at the discretion of individual clients. For certain funds that are managed by BNY, and where Newton is appointed as investment manager or sub-advisor, the fund boards have entered into securities-lending programs. The nature of our relationship has allowed us to agree a recommended list of restricted securities for the purposes of lending. This list is updated on a quarterly basis.

Controls, Record Keeping and Auditing

Newton has established a Sustainability Committee that oversees all aspects relating to sustainability at Newton, including Newton's investments, direct impacts and engagement with communities and engagement with financial markets (advocacy) regarding sustainability issues. This includes Newton's approach to the exercise of voting rights.

Records are kept of all voting decisions, including evidence of the submission and approval process which are subject to external audit. In addition, the Corporate Actions team reports monthly on critical risk indicators in relation to voting matters. Further, Compliance Monitoring carry out reviews of Newton's proxy voting policies and procedures on a risk-based approach to confirm Newton's compliance with this policy.

Roles and Responsibilities

Newton's Corporate Actions team and members of certain BNY Operations teams are responsible for administrative processes and actions that ensures Newton has the ability to and does exercise its individual clients' voting rights.

Stewardship team members are also responsible for ensuring voting rights are exercised and that voting decisions are in line with Newton's voting guidelines.

Fundamental equity analysts and portfolio managers provide specific company-level investment insight for consideration when arriving at voting decisions.

The Sustainability Committee oversees Newton's Responsible Investment Policies and Principles, which includes this Policy.

GOVERNANCE PRINCIPLES AND VOTING GUIDELINES

Newton Investment Management Group

April 2024

CONTENTS

Introduction

Voting guidelines

Leadership and the board

Capital management

Anti-takeover mechanisms

Related-party transactions

Reporting and audit

Remuneration

Transparency, accountability, and shareholder rights

Environmental and social matters

Shareholder resolutions

INTRODUCTION

As a steward of capital, Newton Investment Management (Newton) is committed to the responsible allocation, management and oversight of that capital to create long-term economic value for its clients. An important part of this stewardship role is the exercise of ownership rights, including proxy voting. In general, we take an active approach to voting that helps us to:

• Align the interests of a company's management and board of directors with those of the company's shareholders

• Promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders

• Uphold the rights of a company's shareholders to effect change by voting on those matters submitted to shareholders for approval

• Promote adequate disclosure about a company's business operations and financial activity.

We do not believe that corporate governance or proxy voting analysis can be reduced to strict rules but rather we think it must be considered, as much as practically possible, in the context of each company and its region of incorporation. We therefore apply our voting guidelines in line with local market practices. For example, we acknowledge that concentrated ownership and the significant presence of executives on boards, including on key committees, is common practice in some of the markets where we invest, such as within Asia. In such cases, holding board leadership accountable for these arrangements would be counterproductive to the investment case. Ultimately, as an active manager, our investment case is built on our multidimensional research capabilities through which we assess the quality of companies, their people, and their management teams.

Through the integration of corporate governance issues into our investment process1, we speak to companies about issues that we consider can affect the long-term economic value of an investment. We aim to have worked through as many of those issues as possible during the year so that at the annual general meeting (AGM), or extraordinary general meeting (EGM), we are confident in our vote. We cannot speak with companies on all our votes, but we consider it is important to do so for material cases.

We have a dedicated stewardship team which forms part of our wider responsible investment team. The Newton Sustainability Committee oversees and regularly reviews our wider stewardship efforts, including proxy voting.

About our Voting Guidelines

Newton's voting guidelines outline our approach to key issues that arise in proxy voting. They provide a framework for our analysis and will generally inform our decision. They are not intended to be prescriptive, and we retain the flexibility to apply a different decision where we consider it to be in the best long-term economic interests of our clients. The guidelines have been developed by our responsible investment team in collaboration with our investment team and draw from guidance established by internationally recognized governance principles including the Organisation for Economic Co-operation and Development (OECD) Corporate Governance Principles, the International Corporate Governance Network (ICGN) Global Governance Principles, the UK Investment Association's Principles of Remuneration, and the UK Corporate Governance Code, in addition to other local governance codes. Our guidelines are updated at least annually to ensure consideration of evolving best practice, regulatory developments, and investor expectations, as well as dialogue with our clients.

1 Newton manages a variety of investment strategies. How ESG analysis is integrated into Newton's strategies depends on the asset classes and/or the particular strategy involved. Newton does not currently view certain types of investments as presenting ESG risks and opportunities and believes it is not practicable to evaluate such risks and opportunities for certain other investments. Where ESG is considered, other attributes of an investment may outweigh ESG considerations when making investment decisions.

VOTING GUIDELINES

Leadership and the Board

A company's board has oversight of the company's strategic direction and of management's operational execution. Directors are tasked individually and collectively to act in the best interest of the company and its shareholders and to give consideration to its other stakeholders, although this scope may vary depending on the company's jurisdiction. The board has ultimate accountability for a company's governance arrangements, succession planning, corporate culture, and risk management systems, including the oversight and stewardship of the company's material risks and opportunities, including those arising from externalities.

It is therefore important that the board proactively manages these risks, in line with investor and stakeholder expectations, and that the board satisfies itself that its members have sufficient experience and the right skillset to tackle those issues. We consider that boards are best able to provide this oversight when comprised of a majority of directors who are independent from management and other controlling shareholders.

Our definition of independence is based on generally accepted principles. A director is deemed to be independent, or free from conflicting interests, if the following conditions are met:

• He/she is not a current employee of the company

• He/she has not occupied previous executive functions at the company without an acceptable cooling-off period

• He/she has not previously worked directly or indirectly for one of the company's significant suppliers (material business relationship), major lenders or the current auditor

• He/she has not previously worked for firms under cross-shareholding relationship with the company

• He/she does not receive significant performance-related share-based payments from the company (or any form of remuneration linked to the share price)

• He/she is not a significant shareholder representative and does not have family ties to the current executives or significant shareholders

• He/she has not served on the board for more than 12 years (or any lower limit determined by market practice)

• He/she has not made a significant donation to the company.

In determining a company's governance arrangements, the board can establish sub-committees, typically audit, nomination, and remuneration, to help with preparatory and advisory work. We expect these committees to be comprised of a majority of independent directors.

Board Accountability

We consider it is a fundamental shareholder right to be able to vote on director appointments and reappointments. Furthermore, we view annual reappointment of directors as best practice.

Once appointed, directors are expected to act in the interests of all shareholders and should expect to receive the necessary induction and training to allow them to fulfil their mandates in an optimal way. Board duties require a high degree of professionalism, and we expect directors to dedicate the time needed to dispense their fiduciary duties. We do not consider the time commitment to be limited to attendance at board meetings, but should allow for additional obligations such as committee meetings and preparatory work. In this context, we expect directors to limit the number of public company board mandates they accept to a maximum of five for a non-executive director, and a maximum of two (outside non-executive roles) for an executive director.

We may hold accountable the board as a whole, or the relevant board member(s) or committee member(s), where we consider the board to have failed to rein in and manage the company's risks and opportunities.

We expect the board to have a designated director for regular dialogue with the company's significant shareholders to enable a continuous exchange of views and monitoring.

Board Refreshment

Effective and independent boards are regularly refreshed, ensuring the adequate injection of new independent profiles, while retaining those experienced profiles the board deems valuable. Through regular refreshment, a board should ensure that the most qualified individuals are selected to be board members to achieve a composition with the optimal balance of skills, independence and diversity to effectively discharge its duties.

We may oppose the re-election of the nomination committee chair if a majority of the board members are considered long-tenured.

Board Leadership

We prefer the oversight and executive functions within a company to remain distinct. To facilitate this, the roles of chair and chief executive officer (CEO) should be separated, and the board should be presided over by a non-executive chair. The non-executive chair has a crucial role of leading the board's activities in a way that encourages the contributions of all directors and is challenging of management, including by determining the board agenda. The chair is ultimately accountable for the board's governance arrangements.

We recognize that, in some cases, companies choose to combine the position of chair and CEO. We expect companies in these cases to justify to shareholders why the combination of these roles is deemed appropriate and to set up sufficient counterpowers to balance the combination of the oversight and management roles. Notably, this would be by having a position of independent lead director that can call for executive sessions and board meetings, have sufficient power to amend the board meeting agendas, and have sufficient direct access to company's management. In these cases, we also expect the board to demonstrate robust succession planning. We will typically look unfavorably on cases where the company is recombining the chair and CEO roles after a period of separation and may support shareholder resolutions requiring independent chair positions at companies in general as a good governance practice.

Capital Management

Capital management is an important issue for us to consider as capital structure modifications may not be in the interest of existing shareholders and can potentially dilute their holdings with limited or no economic upside. Companies sometimes present resolutions which relate to how income may be allocated through dividends and share repurchases or which may relate to the issuance of shares in order to raise capital. We are generally supportive of dividend payouts, unless they fall under a certain level that we consider is not in shareholders' interests.

Capital Structure

We consider that a shareholder's voting rights should be proportional to its economic interest in the company. Consequently, we support the 'one-share, one-vote' principle and will typically oppose any resolution that seeks to create multiple share classes. We will also typically oppose the issuance of shares which perpetuates the existence of unequal share classes or exacerbates the unequal treatment of shareholders. For new listings, or companies where we are making our voting decision known for the first time, we will typically hold the governance committee chair accountable for a multiple share class structure, unless a sunset requirement is introduced (between seven and ten years as a ceiling).

Issuance of Shares

While acknowledging the need for a company to have flexibility and financial leeway, we look for general share issuances to offer protection for existing shareholders, notably by not being excessively dilutive and with any discount to market price substantiated by a robust rationale. We may oppose requests to issue shares at a price below the share's intrinsic value if no justification is presented by the company. We assess on a case-by-case basis share issuance requests linked to a specific purpose and expect the issuance terms to be disclosed and the operation supported by a compelling rationale.

We also generally support stock splits that have a purpose of increasing liquidity and/or adjusting for a significant increase in stock price, and reverse stock splits which are supported by sound rationale.

Share Repurchasing

We support share buybacks in cases where they are designed according to applicable regulatory and market best practice, including protecting against significant dilution to existing shareholders. We expect transparency on the price, the volume, and the possibility of using the share repurchase authority as an anti-takeover mechanism.

Anti-Takeover Mechanisms

We do not generally support the use of anti-takeover mechanisms, as such devices can lead to the entrenchment of a poorly performing management team and inhibit the creation of shareholder value, and we are likely to oppose any arguments for approving the introduction or continuation of any anti-takeover mechanism.

However, on a case-by-case basis, we may support proposals where the primary purpose appears to be to provide management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are properly justified and discussed with shareholders.

Related-Party Transactions

We expect the disclosure of information around related-party transactions as well as the board or AGM process used for their approval, as these represent crucial information on insider movements and conflict-of-interest situations that we use in our analysis of the company's governance arrangements.

These transactions should be clearly defined, disclosed and approved by the board well before their execution date, evaluated for fairness to all shareholders by an independent audit firm, and submitted separately to a shareholder vote where permitted.

Reporting and Audit

A company's financial reporting is a key element of its communication with its shareholders and the market. It should provide accurate, balanced and understandable financial and non-financial information relating to the fiscal year under review, as well as clarity on the assumptions made by management in order for stakeholders to be able to robustly assess the company's potential future performance and long-term prospects. We may vote against the approval of financial statements and related proposals in cases where they have not been published in a timely manner prior to the vote deadline or where a qualified opinion has been provided by the external audit firm. In markets where there is no vote on financial statements, we may oppose the re-election of audit committee members if we have concerns on issues around reporting and audit.

The audit committee plays a key role in determining and overseeing internal control mechanisms, including providing challenge to management and maintaining the quality of the external auditors. We encourage all companies to provide a report to shareholders from the audit committee in their financial reporting disclosing any risks identified and the steps being taken, if any, to enhance practices. The audit committee also plays a key role in selecting the external audit firm and verifying its independence from management. While not yet a prevalent practice in all markets, we encourage those committees to disclose in their reports to shareholders the rationale behind the appointment of the chosen firm, details around the selection process, and transparency around fees paid. We typically do not support non-audit fees being in excess of audit fees without robust justification as it can result in a real or perceived jeopardization of the auditor's objectivity. We expect the audit committee to evaluate, at least annually, the external auditor's continuing independence. We consider tenure to be a contributor over time to the external auditor's continued ability to be perceived as independent, and we may vote against the reappointment of a long-serving external audit firm in the absence of robust justification.

Finally, we encourage companies to adopt some form of integrated reporting which takes into consideration the most relevant and acceptable international standards as this will better enable shareholders to assess material environmental and social risks.

Remuneration

Pay is critical for attracting, retaining and monitoring executive leadership and senior management. We consider that the design of executive pay should support the execution of strategy and align executives' interests to those of shareholders over the long term.

Role of the Board and Remuneration Committee

Ensuring that executives deliver on the company's strategic goals is a key board responsibility, with executive pay being an important tool. We consider that the board, or designated remuneration committee, should have flexibility to design the executive pay plan, coupled with accountability to shareholders and other stakeholders on oversight of the resulting payouts. We expect robust disclosures on how the plan supports both the execution of strategy and long-term alignment between management and shareholders and, therefore, how it ultimately supports the generation of long-term economic value by the company. The remuneration committee should also account for the individual characteristics of the company and its situation and determine pay that is in line with actual performance and in accordance with the remuneration policy.

In our experience, overreliance on external consultants demonstrates a lack of experience of the remuneration committee and poses risks of colliding interests, as those consultants usually have multiple business relationships with the company. We do not expect this to be standard practice as it can push remuneration levels up across the market.

We pay particular attention to the composition of the remuneration committee, and we expect at least half of the members to be independent directors. Executive participation in this committee is discouraged owing to the inherent conflicts of interest involved. We expect the committee to communicate regularly and clearly with shareholders, and to provide shareholders' perspectives and feedback to the board when necessary. The committee should adopt the highest standard of behaviors and shareholder dialogue, including a proactive and serious response to shareholder dissent.

Given the important role of this committee, and that most votes on executive pay are advisory in nature, we will typically oppose the re-election of the incumbent remuneration committee members in cases where we are also opposing a remuneration-related proposal.

Structure

Pay structure must be appropriate and relevant to the business and should avoid unnecessary complexity.

We expect executive pay structures to be designed to reward long-term performance and, as such, expect the majority of variable pay awards to be subject to a performance period of at least three years as an overarching principle. Phased vesting or other short-term vesting considerations raise concern. We encourage companies to include malus (the downward adjustment of incentive awards before they become payable or vest) and clawback provisions within the terms as these can incentivize positive management behavior.
We encourage long post-vesting holding periods, and significant shareholding requirements for executives in order to encourage alignment of executive pay with long-term objectives.

We expect executive pay plans to contain a general dilution limit to all shareholders of 10% (over ten years) for all equity-based plans to ensure that control is not unintentionally shifted to executives or employees.

Finally, change-in-control arrangements which guarantee substantial payouts to executives are viewed negatively unless strictly linked to forced departure.

Recruitment

We generally do not support sign-on bonuses ('golden hellos') and other mechanisms designed to secure executive appointments. We will assess on a case-by-case basis where the payment is made to compensate benefits forgone at the previous role, and in these cases would prefer that the payment is made in shares vesting over a period of more than one year, linked to the new company's performance metrics, ideally securing the executive for the medium term.

Other Remuneration Principles

We do not consider there to be a 'one-size-fits-all' structure for executive pay and encourage remuneration committees to design the plan that best supports the execution of the company's strategy. As a result, our strong preference is to see tangible performance criteria, linked to strategy in a concrete way, with an outcome that is easy to understand. We do not consider that pay for below-target/median performance is good practice in incentivising executives.

Overall, transparency and variability (upwards and downwards) are two main features of a sound variable pay structure.

On-target and maximum levels of expected pay should be clearly disclosed.

In general, we view negatively any arrangements that reward failure, and any pay component that produces significant pay for below-peer/median performance.

Similarly, we view negatively one-off awards and look at those on a case-by-case basis, considering any mitigating circumstance.

• Base pay

The level of pay, particularly base pay as it determines the general pay structure, needs to be thoroughly explained. We expect the remuneration committee to consider the role in the context of the company and what it needs to achieve, the responsibilities attached, and the company's general operational philosophy and purpose. We negatively view the use of benchmarking alone to increase pay. Benefits are considered as an integral part of base pay.

• Short-term incentives

The possibility for payments outside the bonus structure is viewed negatively. Variable pay should not reward for negative shareholder returns or for targets set below previous-year levels, unless the remuneration committee justifies why targets are being set to differ from shareholders' experience.

• Long-term incentive plans

Awarding long-term incentives is considered by both investors and remuneration committees as an important tool to align executive behavior to long-term shareholder value creation.

Consequently, we view a three-year performance period and mandatory performance conditions as a minimum expectation.

Post-vesting holding periods enhance alignment with shareholder value creation.

Companies should be clear and transparent around vesting scales and any discretion in determining long-term incentive outcomes. All long-term incentive awards should be linked to tangible strategic performance conditions.

When granting performance-based options (options with performance conditions going beyond share-price appreciation), we view negatively any grant not made at market conditions (for example, with a significant discount that is not justified by a rationale).

Our ultimate preference is for variable pay to be entirely linked to performance, although we acknowledge the existence of different regional practices. In these cases, we apply a pragmatic approach which considers the company's stage of development and its sector and may support a lower threshold if the supporting rationale is robust. We encourage companies to move towards a greater proportion of variable pay being linked to performance over time but note that this movement should not be inflationary to the pay.

We may oppose remuneration-related proposals in cases where we perceive a lack of alignment between pay and performance.

Transparency, Accountability, and Shareholder Rights

We expect companies to provide accurate and timely information to enable investors to make informed investment decisions. Companies should also provide transparency on their governance structures and the rights available to shareholders to hold boards and management to account. Crucial to these rights is the ability to vote on and approve the company's most important corporate decisions. These decisions can relate to bylaw/article amendments, and material corporate transactions including mergers, acquisitions, disposals and related-party transactions. To support this, we expect documentation related to the AGM or EGM to be disclosed well before the vote deadline.

We consider that shareholders should have the ability to nominate directors onto the company's proxy card ('proxy access') as this can sometimes be less risky and less costly than a proxy fight. We will typically support proposals to provide shareholders with proxy access provided that we do not consider the dominant shareholder unduly to benefit as an unintended consequence. We consider that shareholders should have the opportunity to call meetings or raise what they deem to be material issues for discussion outside of the normal schedule of shareholder meetings, subject to sufficient support from the wider shareholder base. In this context, we will typically support proposals to provide shareholders with the right to solicit votes by written consent or the right to call special meetings, provided that we do not consider the dominant shareholder unduly to benefit as an unintended consequence.

We support management proposals that aim to adopt a majority vote standard, and strongly encourage management to adopt post-election policies, or a director resignation policy, that would increase board accountability to shareholders.

We will generally support proposals to limit directors' liability or expand indemnification on behalf of their service to the company. However, we would oppose any proposal which would support indemnification for director actions conducted in bad faith, with gross negligence, or in reckless disregard for duties.

We encourage companies to facilitate voting for all shareholders and will typically support proposals for a hybrid (virtual and physical participation) format for the shareholder meeting, subject to robust platforms which allow for questions to be posed without censorship by those attending in person as well as virtually. We are unlikely to support proposals for virtual-only meetings absent robust rationale and an outline of provisions to ensure shareholders are not disadvantaged, or regulatory protection.

We view negatively the practice of share pledging, where executives, founders or non-executive directors pledge their holdings as collateral for personal or personal business loans. We consider it the board's responsibility to actively manage the resultant risk of a sudden change in the shareholder base. We encourage companies that allow share pledging to disclose a robust pledging policy that includes hard limits, and for any pledging activity to be examined by the board regularly and as often as needed.

For all these issues, we may hold board leadership and/or the governance committee ultimately responsible for their presence or for lack of progress on resolving them. In relation to pledging, we may hold responsible the committee specifically designated to govern this risk or the entire board if no committee is set up.

Environmental and Social Matters

As previously stated, we hold the board ultimately accountable for the management and oversight of the company's risks. Increasingly, environmental and social issues are being brought to companies' meeting agendas. While we do not make investment decisions based solely on those factors, we do consider there to be financial risks that emerge when these matters are badly managed. The general meeting provides an opportunity for shareholders to signal, where relevant, their view on how the company is managing its particular risks and addressing opportunities, including whether there is a need for the board to improve its response on a particular issue.

Climate

We recognize that climate change will present two main types of critical risks to companies – physical risks and transition risks – and we consider it is in the best economic interests of our clients for companies to have long-term strategic plans to deal with these risks.

We consider it the board's responsibility to set and monitor the company's climate strategy and transition planning, where material. It is also the board's responsibility to ensure the company's climate strategy is being adequately discussed at board and management level with the appropriate reporting lines. Where relevant to the company's activities, the board should ensure that climate expertise is present or available for board members and management to access, and that board members are trained and made aware of the most pressing and material climate issues facing the company. Given the financial risk to our clients from companies which are not managing appropriately climate risks relevant to their business, our voting in relation to climate-related matters will, where appropriate, generally support our net-zero commitment and reflect our views of the company's progress against its stated targets. We will also consider the progress of our engagements and whether the company meets our overall expectations of it.

• Transition plan votes ('say-on-climate')

While we do not consider 'say-on-climate' votes to be a blanket necessity for all companies, we do consider it would be beneficial for shareholders in cases where climate issues are expected to affect the generation of long-term economic value by the company. This may include cases where the company has not demonstrated sufficient progress or is undergoing transformation which will materially change the way its business is affected by climate risk.  When we evaluate transition plans against our expectations for the company's long-term economic value, we adopt a holistic view and aim via our vote to express our thoughts on the company's current state of progress.

More generally, outside of the AGM forum we consider it is good practice for companies to provide regular and robust disclosures to their stakeholders on targets, timelines/milestones, investment plans including capital expenditure and/or operating expenditure, and progress against these stated goals to allow for robust and informed decision-making.

• Chair and director appointments and reappointments

We may oppose the re-election of the board chair, relevant director(s) or committee if we do not consider that climate risk is sufficiently being taken into account for those companies where that risk is material to the company's long-term economic prospects.

• Remuneration

We may oppose remuneration proposals where the application of the transition plan is not in line with the stated strategy, notably concerning targets that are inconsistent with the strategy, where climate risk is material to the company's long-term economic prospects.

• Accounts and auditor appointments

We may oppose the approval of the financial statements or the appointment or re-appointment of auditors where climate risks are not considered when preparing the financial statements, where those risks are material to the company's long-term economic prospects. In consideration of this vote, engagement with the company and our understanding of the climate risk are considered, in addition to the regulatory guidance and market practice.

• Climate-related shareholder resolutions

We adopt a case-by-case approach on voting shareholder resolutions. For more details on our approach to shareholder resolutions, please see the 'Shareholder resolutions' section of this document.

Diversity

As stewards of the investments we make on behalf of our clients, we consider boards that embrace diversity, as manifested through appropriate gender and racial representation and a broad spectrum of skills and experience, are more likely to achieve better long-term outcomes for our clients as they are likely to reduce 'groupthink' and bring a wider set of ideas and perspectives.

We also view diversity as integral to sound decision-making and we consider that companies with an inclusive culture and diversity of skills, experiences and perspectives at all levels of the organization should be better managed and better able to adapt to change, and thus create long-term economic value. Company boards may fail because the board is populated with directors unwilling, or unable, to challenge a single domineering personality.

• Gender and ethnicity/race

We will consider supporting resolutions aimed at increasing board diversity if these are in the best long-term interests of shareholders.

We generally expect at least 30% of board seats to be held by women in markets where we consider gender diversity can be reasonably expected. In markets where gender diversity is less well established, we generally expect at least one board seat to be held by a woman and will encourage a commitment to progress towards the 30% level over time.

We may consider opposing the re-election of the chair of the nomination committee where board composition falls below our expectations.

In markets where access to this information can be expected (currently the US and UK only), we generally expect at least one board seat to be held by an ethnically or racially diverse director. We may consider opposing the re-election of the nomination committee chair if we consider the board to lack sufficient ethnic diversity.

Shareholder Resolutions

The ability for shareholders to file resolutions at general meetings is an important and powerful tool which should be exercised in exceptional circumstances. We consider all shareholder resolutions on a case-by-case basis and on their own merit and we do not consider it is possible to generalize how we would vote.

A shareholder resolution may tackle a topic that we agree to be a material issue for the company, or it may promote a governance principle that we universally endorse, such as majority voting. Regardless of the general endorsement of the resolution and support of the proponents, we still expect there to be a clear and substantiated case as to why the resolution warrants support and a detailed description of the impact of the proposal. In some instances, we support the general focus of the resolution but not the details of the ask from a practical perspective. In other instances, we may support management while we endorse the shareholder resolution simply because we have been assured by management that it has accepted the request and is committed to making the relevant changes.

Key considerations for shareholder resolutions:

1. Does the requested action align with our view on the topic raised?

2. Will the outcome be additive to our investment case or benefit our clients in other ways?

3. Are we already engaging with the company on the issue?

4. Is the proponent's request proportionate and reasonable to the issue in question and to the company?

5. Is the proposal practical and sensible for the size and type of company?

Social and Environmental

Recurring social and environmental themes often appear as shareholder proposals on meeting agendas. While maintaining a case-by-case approach, we have developed convictions on some of these themes. As with all our vote decisions, we are driven by what we consider will be the long-term economic impact to the company, and therefore our clients, from how it manages these risks.

We expect investee companies to fully disclose their direct and indirect lobbying and trade association expenditures, and not to engage in practices that contradict or oppose their stated commitments on environmental and social externalities.

To inform investor decision-making, we will also typically support requests for additional disclosure on environmental policies and emissions where we consider these to be material to the target company. We would also consider supporting, where material to the company's long-term economic prospects, resolutions seeking to set appropriate emission-reduction targets within reasonable time frames consistent with international agreements and national commitments.

We also generally support proposals on human capital management that strengthen workforce engagement, its health and safety, and its diversity, and proposals that provide for additional material information on the company's practices in this area.

Walter Scott & Partners Ltd.

Proxy Voting Policy

Considered proxy voting strengthens our ability to be engaged, active owners of companies on behalf of our clients. It helps us to promote effective corporate governance and the prioritization of long-term shareholder value creation.

Voting complements our engagement with leadership teams by allowing us to express our views on specific issues, and to contribute to initiating change when required to protect and promote the best interests of our clients.

It is, in our view, a key lever in our ability to be effective stewards of shareholder capital. For these reasons, we have a strong preference for being given full discretionary voting authority by our clients.

We carefully consider management's views when determining how to vote at shareholder meetings but our decision is always subject to our assessment of the likely client impact.

While we aim to vote at every shareholder meeting and on every resolution, this is on a 'best endeavors' basis and may not always be possible. Instances where we might not be able to vote include, but are not limited to, the following:

• Where the client has directed stock lending. Walter Scott does not undertake stock lending. Any such arrangement rests solely with clients and their appointed custodian. Walter Scott generally does not ask clients to recall stock on loan in order to vote.

• Where the necessary power of attorney is not in place.

• When the proxy voting documentation is not delivered in a timely manner by the custodian.

• Where jurisdictional restrictions are applicable, such as excluded markets.

As proxy voting can be an effective feedback mechanism, when voting against management recommendations we typically notify the company in question, outlining our rationale for the decision.

To ensure that we have all the necessary information on an Annual General Meeting or Extraordinary General Meeting, we receive documentation on forthcoming votes from custodians and receive meeting analysis from an external proxy voting advisory service. We consider third party recommendations for information purposes but arrive at voting decisions independently, based on company meeting materials and, where required, engagement with the company for additional information.

Monitoring, Review and Escalation of Proxy Voting

The Stewardship and Sustainability team in Research Operations team is responsible for managing the day-to-day proxy voting process. The team works with stock champions to ensure voting is consistent and aligned with our approach.

Voting is overseen by the Proxy Voting & Engagement Group (PVEG), a subgroup of the Investment Stewardship and Sustainability Committee (ISSC). All votes are signed off by one of the Co-Chairs of the ISSC, the Head of Research, the Head of Research Operations or in their absence a Director of Walter Scott. The PVEG reviews proxy voting decisions on a periodic basis.

The PVEG will determine our approach to voting on contentious or sensitive issues, or items that are not expressly covered in our policy or where further guidance has been requested by a member of the Research Team.

In the event that there is not agreement between the PVEG and the relevant stock champion on our proposed approach to voting, or where there is a particularly material or contentious issue, or a recommendation to vote in a manner that is contrary to our Proxy Voting Policy, the final decision will be escalated to the ISSC.

Conflicts of Interest

Potential conflicts of interest may arise when we exercise our discretionary proxy voting authority on behalf of clients. For example, several of our clients are corporate-sponsored pension schemes associated with companies in which we invest.

Walter Scott as a firm, or senior employees of the firm, could potentially have business or personal relationships with companies or stakeholders involved with the proxies that we are voting. This could be, for example, the issuer, proxy solicitor or a shareholder activist.

This is not an exhaustive list and we may encounter additional conflicts when exercising our discretionary proxy voting authority. We have designed our Proxy Voting Policy and pre-established voting procedures to ensure that only the interests of our clients influence our voting decisions. In the event of a potential conflict, the matter is referred to the PVEG to confirm whether the voting position in question is consistent with the Proxy Voting Policy.

If the PVEG determines that a vote cannot be made consistent with the Proxy Voting Policy due to an actual or perceived conflict of interest e.g. if the proxy proposal is not addressed by our pre-established voting guidelines or the conflict is too great, the group will not approve voting. Instead, it will consider options deemed necessary and appropriate to manage the conflict and act in the best interests of clients including, but not limited to, seeking voting direction or consent from clients.

Voting Guidelines

While we consider all votes on a case-by- case basis, we have guidelines in place for specific issues.

Boards & Directors

Board Composition

We expect boards to be comprised of individuals who collectively bring a range of skills, external experience, support and challenge to the boardroom. We generally prefer to see an independent chair of the board and / or an independent lead director (with the authority to convene the independent directors when appropriate).

We generally presume directors are not independent if they have served on the board for ten or more years and we do not consider representatives of shareholders or former company executives to be independent.

Whilst we take into account that corporate governance standards and expectations vary between regions, we typically expect a minimum of 50% of independent directors on the board for non-controlled companies. Controlled companies should generally seek to link board independence levels to the economic stake held by minority shareholders. We may engage with companies in the first instance where board independence is in question. If a company is unable to justify the apparent lack of independence, we are likely to vote against the election of all non-independent directors, and / or against the chair of the board where we have material concerns.

We will consider supporting resolutions aimed at increasing board diversity if these are in the best long-term interests of shareholders. We generally expect to see diversity on boards and may engage with companies where this is not the case.

Board Committees

Where there are separate committees to oversee remuneration, audit, nomination and other topics, we may vote against chairs or members where we have concerns about independence, skills, commitment or the matters overseen by the committee. Our preference is for 100% independent audit and remuneration committees wherever feasible. For non-controlled companies, we expect to see a minimum of 50% of independent directors on remuneration, audit and nominations committees and an independent committee chair. Where this standard is not met, we may engage in the first instance, but should that prove ineffective we are likely to vote against non-independent committee members, the chair of the nominations committee and / or the chair of the board or take any other voting action deemed to be appropriate.

Director Commitment & Attendance

When voting on directorships, we give consideration to other commitments and the extent to which these might compromise the director's ability to carry out their responsibilities. If we believe a director is not fully committed to their role, we will typically seek to engage with the company in the first instance. If a director persistently fails to attend board and / or committee meetings without a satisfactory explanation, we will consider voting against the re-election of that individual or against the chair of the nominations committee and / or the chair of the board if deemed to be appropriate.

Classified/Staggered Boards & Voting Standards

We generally support declassification of boards and simple majority voting (as opposed to cumulative voting) for director elections. The provision for annual director election by shareholders is, in our view, typically in the best long- term interests of clients.

Audit

The selection of an external auditor should ideally be subject to annual shareholder approval. There should be transparency in advance of an audit tender so that shareholders can engage with the company in relation to the process should they wish to do so. It is our preference that the audit firm should be periodically changed. If this is not expected market practice in the relevant region where the company is headquartered, then we would expect that the lead audit partner be rotated periodically or we may vote against the re-election of the external auditor and / or vote against the chair of the audit committee.

We further expect that there is an appropriate balance between audit and non-audit fees paid to the respective audit firm and will generally vote against the re-election of the external auditor and / or the chair of the audit committee if the non-audit fees exceed 50% of total fees payable in a calendar year without reasonable explanation.

Remuneration

Disclosure

Remuneration disclosure should be transparent and understandable, facilitating comparability and accountability. We will typically vote against remuneration disclosure that fails to meet these standards.

Executive Remuneration

It is our preference for executive remuneration to be designed to align the interests of management and directors with long-term shareholders and durable value creation.

We generally vote in favor of compensation plans that we consider to be clear, robust and proportionate. We will consider voting against proposals that appear permissive or excessive within the context of relevant sector and market practices, and with respect to any company specific circumstances.

We have a preference for an annual vote on executive compensation. This helps to ensure ongoing alignment between management's remuneration and the interests of shareholders.

Non-Executive Remuneration

The board as a whole should determine levels of pay for non-executive directors and the non-executive chair in such manner as to ensure alignment with shareholders' interests, taking independent advice where appropriate to encourage objectivity. Performance- based pay or share options should not typically be granted to non-executive directors and non-executive chairs. We may vote against compensation plans that fail to meet these standards or alternatively consider voting against the chair of the remuneration committee and / or the chair of the board if deemed to be appropriate.

Employee Stock Purchase Plans

We typically support employee stock plans that align with the interests of shareholders and are appropriate in quantum. We may vote against employee stock plans that fail to meet these standards or alternatively consider voting against the chair of the remuneration committee if deemed to be appropriate.

Changes to Capital Structure

Raising Equity

We tend to vote against proposals that allow management to raise equity if the potential dilution* exceeds 10% and no specific reason for the capital increase is given. If a specific reason is given, then we will evaluate each proposal on its merits.

Pre-emptive Rights

We generally vote against proposals to waive shareholders' pre-emptive rights to participate in a capital increase if the potential dilution* exceeds 10%. We may accept waiving of pre-emptive rights in certain situations such as the creation of shares to pay for acquisitions or to reward staff and will evaluate each proposal on its merits.

Share Repurchases and Reissuance

We will typically approve proposals asking for permission to repurchase shares. Furthermore, we will generally vote for proposals to authorize the reissuance of previously repurchased shares as long as the potential dilution* is less than 10%.

*Potential dilution is calculated as (authorized shares less outstanding shares) / outstanding share count.

Takeover Protection

We will generally vote against anti-takeover proposals or other 'poison pill' arrangements which can provide undue protection to entrenched management teams, including the authority to grant shares for such purposes.

Protection of Shareholder Rights

Voting Structures

Our preference is for a 'one share, one vote' voting structure for ordinary or common shares. We discourage any divergence from this approach, such as the adoption of dual class or otherwise unequal share structures, as that gives certain shareholders influence or control disproportionate to their economic interests. In the event that such voting structures already exist, we encourage disclosure and explanation and favor the use of 'sunset' mechanisms. We further encourage commensurate extra protections for minority shareholders (particularly in the event of a takeover bid) and have a strong preference for controlling shareholders to recuse themselves from votes where there is a potential conflict of interest or advisory votes where it would be beneficial to determine the view of minority investors.

Related-Party Transactions

We consider management's guidance on related-party transactions and we will vote in favor if the resolution aligns with the long-term best interests of shareholders.

Miscellaneous

Annual Report and Accounts and Disclosure Requirements

We have a preference that company Annual Report and Accounts and proxy voting materials are available in English.

Allocation of Income and Dividends

We may consider voting against proposals where the dividend allocation is below what we consider to be appropriate and the company retains significant cash on its balance sheet without adequate explanation. We may vote against proposals if a company has not specified the dividend allocation.

Vague or Poorly Defined Proposals

Where proposals are vague or poorly defined, we generally seek clarification from the company. If this is not forthcoming, we may vote against the proposal.

Political Donations

We generally oppose proposals asking for permission to make political donations. In certain markets (such as the UK) where there is a legal requirement to seek pre-approval from shareholders for all political donations, we will typically support proportionate requests that are designed to protect the company against inadvertent or unauthorized donations. In these circumstances we expect the company to clearly state in their notice of meeting that they do not intend to make any political donations and to have appropriate policies in place to manage the risk of inadvertent or unauthorized political donations.

Pledging of Shares

We generally discourage the pledging of stock by management and directors of investee companies.

Bundled Resolutions

We review bundled resolutions on a case- by-case basis and encourage unbundling.

ESG Issues and Shareholder Proposals

We consider ESG-related resolutions and shareholder proposals, including those relating to climate risk, on a case-by-case basis, taking account of management recommendation. We will generally vote in favor of shareholder proposals that encourage companies to enhance their understanding and management of material sustainability risks and opportunities, and which are in the long-term interests of shareholders.

Ad-Hoc Items

We generally vote against proposals requesting approval for ad-hoc items.

Material Votes

Where the firm believes a resolution is material, in that the outcome could significantly affect the long-term investment return, on a best efforts basis Walter Scott will generally seek to ask clients who lend stock to recall any stock on loan.

Proxy Voting Disclosure

We publish aggregate quarterly voting data on our website alongside quarterly resolution level data. Our annual Sustainability report also includes aggregate annual voting data.

Ownership & Review

This policy is owned by Walter Scott's Investment Management Committee and is reviewed on an annual basis.

PART C. OTHER INFORMATION

_________________________

Item 28. Exhibits.

_______ ________

(a)(1) Amended and Restated Declaration of Trust of BNY Mellon ETF Trust (the "Registrant") dated January 14, 2020 (the "Declaration of Trust") is incorporated herein by reference to Exhibit (a)(3) to Pre-Effective Amendment No. 2 to the Registrant's registration statement on Form N-1A, as filed with the SEC on February 14, 2020 ("Pre-Effective Amendment No.2").

(a)(2) Certificate of Designation dated March 2, 2021 to the Declaration of Trust is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 3 to the Registrant's registration statement on Form N-1A, as filed with the SEC on March 22, 2021.

(a)(3) Certificate of Designation dated April 26, 2021 to the Declaration of Trust is incorporated herein by reference to Exhibits (a)(3) to Post-Effective Amendment No. 4 to the Registrant's registration statement on Form N-1A, as filed with the SEC on May 3, 2021.

(a)(4) Certificate of Designation dated June 16, 2021 to the Declaration of Trust is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 11 to the Registrant's registration statement on Form N-1A, as filed with the SEC on August 2, 2021 ("Post-Effective Amendment No. 11").

(a)(5) Certificate of Designation dated July 1, 2022 to the Declaration of Trust is incorporated herein by reference to Exhibit (a)(5) to Post-Effective Amendment No. 33 to the Registrant's registration statement on Form N-1A, as filed with the SEC on July 29, 2022 ("Post-Effective Amendment No. 33").

(a)(6) Certificate of Designation dated January 10, 2023 to the Declaration of Trust is incorporated herein by reference to Exhibit (a)(6) to Post-Effective Amendment No. 44 to Registrant's registration statement on Form N-1A, as filed with the SEC on May 4, 2023 ("Post-Effective Amendment No. 44").

(a)(7) Certificate of Designation to the Declaration of Trust dated March 30, 2023 is incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 51 to the Registrant's registration statement on Form N-1A, as filed with the SEC on June 27, 2024 ("Post-Effective Amendment No. 51").

(b)  Registrant's By-Laws, as adopted September 24, 2019, are incorporated by reference to Exhibit (b) to the Registrant's initial registration statement on Form N-1A, as filed with the SEC on October 1, 2019.

(c)  Not applicable.

(d)(1) Management Agreement dated March 2, 2020 between the Registrant and BNY Mellon ETF Investment Adviser, LLC (the "Management Agreement") is incorporated by reference to Exhibit (d)(1) of Pre-Effective Amendment No. 3 to the Registrant's registration statement, as filed with the SEC on March 5, 2020 ("Pre-Effective Amendment No. 3").

(d)(2) Revised Schedule 1 dated October 1, 2024 to the Management Agreement.*

(d)(3) Sub-Investment Advisory Agreement dated March 2 2020 between BNY Mellon ETF Investment Adviser, LLC and Mellon Investments Corporation (the "Mellon Sub-Advisory Agreement") is incorporated by reference to Exhibit (d)(2) to Pre-Effective Amendment No. 3.

(d)(4) Revised Schedule 1 dated May 7, 2024 to the Mellon Sub-Advisory Agreement.*

(d)(5) Sub-Investment Advisory Agreement dated August 2, 2021 between BNY Mellon ETF Investment Adviser, LLC and Walter Scott & Partners Limited (the "Walter Scott Sub-Advisory Agreement") is incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 26 to the Registrant's registration statement, as filed with the SEC on December 8, 2021 ("Post-Effective Amendment No. 26").

(d)(6) Revised Schedule 1 dated October 1, 2024 to the Walter Scott Sub-Advisory Agreement.*

(d)(7) Sub-Investment Advisory Agreement between BNY Mellon ETF Investment Adviser, LLC and Insight North America LLC (the "Insight Sub-Advisory Agreement") is incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 31 to the Registrant's registration statement, as filed with the SEC on February 25, 2022.

(d)(8) Revised Schedule 1 dated May 7, 2024 to the Insight Sub-Advisory Agreement.*

(d)(9) Sub-Investment Advisory Agreement between BNY Mellon ETF Investment Adviser, LLC and Newton Investment Management North America LLC (the "NIMNA Sub-Advisory Agreement") is incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 37 to the Registrant's registration statement, as filed with the SEC on October 28, 2022 ("Post-Effective Amendment No. 37").

(d)(10) Revised Schedule 1dated May 7, 2024 to the NIMNA Sub-Advisory Agreement.*

(d)(11) Sub-Sub-Investment Advisory Agreement between Newton Investment Management North America, LLC and Newton Investment Management Limited, relating to BNY Mellon Global Infrastructure Income ETF, BNY Mellon Women's Opportunities ETF and BNY Mellon Innovators ETF is incorporated by reference to Exhibit (d)(11) to Post Effective Amendment No. 49 to the Registrant's registration statement, as filed with the SEC on February 27, 2024 ("Post-Effective Amendment No. 49").

(d)(12) Revised Schedule 1 dated May 7, 2024 to Sub-Sub-Investment Advisory Agreement.*

(d)(13) Letter Agreement between BNY Mellon ETF Investment Adviser, LLC and Newton Investment Management North America, LLC, relating to BNY Mellon Global Infrastructure Income ETF, BNY Mellon Women's Opportunities ETF and BNY Mellon Innovators ETF is incorporated by reference to Exhibit (d)(12) to Post-Effective Amendment No. 49.

(d)(14) Revised Schedule 1 to Letter Agreement is incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 51.

(d)(15) Expense Limitation Agreement (relating to BNY Mellon Concentrated International ETF) between the Registrant and BNY Mellon ETF Investment Adviser, LLC, dated July 31, 2024.*

(d)(16) Expense Limitation Agreement (relating to BNY Mellon Global Infrastructure Income ETF) between the Registrant and BNY Mellon ETF Investment Adviser, LLC, dated February 25, 2025.*

(e)(1) Distribution Agreement dated March 2, 2020 between the Registrant and BNY Mellon Securities Corporation (the "Distribution Agreement") is incorporated by reference to Exhibit (e)(1) to Pre-Effective Amendment No. 3.

(e)(2) Revised Exhibit A to the Distribution Agreement, reflecting the additions of BNY Mellon Women's Opportunities ETF and BNY Mellon Innovators ETF is incorporated by referenced to Exhibit (e)(2) to Post-Effective Amendment No. 44.

(e)(3) Form of Authorized Participant Agreement is incorporated by reference to Exhibit (e)(2) to Pre-Effective Amendment No. 3.

(f)  Not applicable.

(g)(1) Custody Agreement dated February 12, 2020 between the Registrant and The Bank of New York Mellon (the "Custody Agreement") is incorporated by reference to Exhibit (g) to Pre-Effective Amendment No. 3.

(g)(2) Second Amendment dated August 3, 2021 to the Custody Agreement is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 32 to Registrant's registration statement on Form N-1A, as filed with the SEC on March 2, 2022 ("Post-Effective Amendment No. 32").

(g)(3) Third Amendment dated October 12, 2022 to the Custody Agreement is incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 35 to the Registrant's registration statement on Form N-1A, as filed with the SEC on October 17, 2022 ("Post-Effective Amendment No. 35").

(g)(4) Fourth Amendment to the Custody Agreement, reflecting the additions of BNY Mellon Women's Opportunities ETF and BNY Mellon Innovators ETF is incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 44.

(h)(1)  Fund Administration and Accounting Agreement dated February 12, 2020 between the Registrant and The Bank of New York Mellon (the "Fund Administration and Accounting Agreement") is incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 3.

(h)(2) Second Amendment to the Fund Administration and Accounting Agreement is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 32.

(h)(3) Third Amendment to the Fund Administration Agreement, reflecting the addition of the BNY Mellon Global Infrastructure Income ETF is incorporated by reference to Post-Effective Amendment No. 35.

(h)(4) Fourth Amendment to the Fund Administration Agreement, reflecting the additions of the BNY Mellon Women's Opportunities ETF and BNY Mellon Innovators ETF is incorporated by referenced to Exhibit (h)(4) to Post-Effective Amendment No. 44.

(h)(5) Transfer Agency and Service Agreement dated February 20, 2020 between the Registrant and The Bank of New York Mellon (the "Transfer Agency and Service Agreement") is incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 3.

(h)(6) Second Amendment dated August 3, 2021 to the Transfer Agency and Service Agreement is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 32.

(h)(7) Third Amendment dated October 12, 2022 to the Transfer Agency and Service Agreement is incorporated by reference to Post-Effective Amendment No. 35.

(h)(8) Fourth Amendment to the Transfer Agency and Service Agreement, reflecting the additions of, BNY Mellon Women's Opportunities ETF and BNY Mellon Innovators ETF is incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 44.

(h)(9) Master Index Services License Agreement dated February 5, 2020 between the Registrant and Bloomberg Index Services Limited is incorporated herein by reference to Exhibit (h)(3) to Pre-Effective Amendment No. 2.

(h)(10) Sublicense Agreement dated February 10, 2020 between the Registrant and BNY Mellon ETF Investment Adviser, LLC is incorporated herein by reference to Exhibit (h)(4) to Pre-Effective Amendment No. 2.

(h)(11) Rule 12d1-4 Fund of Funds Investment Agreement with Cabana is incorporated by reference to Exhibit (h)(12) to Post-Effective Amendment No. 40. to the Registrant's registration statement on Form N-1A, as filed with the SEC on February 28, 2023 ("Post-Effective Amendment No. 40")

(h)(12) Rule 12d1-4 Fund of Funds Investment Agreement with Janus Henderson is incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 40.

(h)(13) Rule 12d1-4 Fund of Funds Investment Agreement with Voya is incorporated by reference to Exhibit (h)(14) to Post-Effective Amendment No. 40.

(h)(14) Rule 12d1-4 Fund of Funds Investment Agreement with Sierra Investment Management, Inc is incorporated by reference to Exhibit (h)(15) to Post-Effective Amendment No. 47 to the Registrant's registration statement, as filed with the SEC on October 26, 2023.

(h)(15) Rule 12d1-4 Fund of Funds Investment Agreement with BNY Mellon Funds Trust is incorporated by reference to Exhibit (h)(15) to Post-Effective Amendment No. 53 to Registrant's registration statement, as filed with the SEC on October 25, 2024.

(h)(16) Index License Agreement dated February 18, 2020 between The Bank of New York Mellon Corporation and Solactive AG is incorporated by reference to Exhibit (h)(15) to Post-Effective Amendment No. 49.

(h)(17) Order Schedule dated September 21, 2023, relating to Index License Agreement is incorporated by reference to Exhibit (h)(16) to Post-Effective Amendment No. 49.

(h)(18) Product License Agreement effective January 1, 2024 between The Bank of New York Mellon Corporation and Morningstar, Inc is incorporated by reference to Exhibit (h)(17) to Post-Effective Amendment No. 49.

(i)(1) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF, BNY Mellon Emerging Markets Equity ETF, BNY Mellon Core Bond ETF, and BNY Mellon High Yield Beta ETF, is incorporated by reference to Exhibit (i) to Pre-Effective Amendment No. 3.

(i)(2) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the BNY Mellon Ultra Short Income ETF, is incorporated by reference to Exhibit (i)(4) to Post-Effective Amendment No. 11.

(i)(3) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the BNY Mellon Concentrated International ETF, is incorporated herein by reference to Exhibit (i)(5) to Post-Effective Amendment No. 24 to the Registrant's registration statement on Form N-1A, as filed with the SEC on November 29, 2021.

(i)(4) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the BNY Mellon Global Infrastructure Income ETF, is incorporated by reference to Post-Effective Amendment No. 35.

(i)(5) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the BNY Mellon Women's Opportunities ETF is incorporated by reference to Exhibit (i)(7) to Post-Effective Amendment No. 44.

(i)(6) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the BNY Mellon Innovators ETF is incorporated by reference to Exhibit (i)(8) to Post-Effective Amendment No. 44.

(j)  Consent of independent registered public accountants, Ernst & Young LLP.*

(k)  Not applicable.

(l)(1) Seed Capital Subscription Agreement dated February 5, 2020 is incorporated by reference to Exhibit (l)(1) to Pre-Effective Amendment No. 3.

(l)(2) Seed Capital Subscription Agreement dated February 13, 2020 is incorporated by reference to Exhibit (l)(2) to Pre-Effective Amendment No. 3.

(m)(1) Plan of Distribution dated February 5, 2020 (the "Plan of Distribution") is incorporated by reference to Exhibit (l)(2) to Pre-Effective Amendment No. 3.

(m)(2) Revised Schedule A to the Plan of Distribution, reflecting the additions of BNY Mellon Women's Opportunities ETF and BNY Mellon Innovators ETF is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 44.

(n)  Not applicable.

(o)  Not applicable.

(p)(1) Code of Ethics of the Registrant, The Bank of New York Mellon Corporation, BNY Mellon ETF Investment Adviser, LLC, Newton Investment Management Limited, Newton Investment Management North America LLC, Insight North America LLC, Walter Scott & Partners Limited, Mellon Investments Corporation, and BNY Mellon Securities Corporation is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 25 to the Registrant's registration statement, as filed with the SEC on December 6, 2021.

(p)(2) Code of Ethics of Nonmanagement Board Members, as last revised February 5, 2020, is incorporated by reference to Exhibit (p)(2) to Pre-Effective Amendment No. 3.

(q)  Power of Attorney is incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 54 Registrant's registration statement, as filed with the SEC on December 27, 2024.

Other Exhibits

_________________

*Filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant

_______ ______________________________________________________________

  Not Applicable.

Item 30.  Indemnification.

_______  _______________

(a)        The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Registrant in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant's By-Laws, provided that (i) such Covered Person shall provide security for his or her undertaking, (ii) the Registrant shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b)       As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Registrant, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in 1940 Act) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

(c)        The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of such person.

(d)       Notwithstanding any provisions in the Registrant's Amended and Restated Agreement and Declaration of Trust and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the U.S. Securities and Exchange Commission:

In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Registrant in connection with the registered securities of the Registrant, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the 1940 Act, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless (i) the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

(e)         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

_______ ______________________________________________

BNY Mellon ETF Investment Adviser, LLC (the "Adviser") and affiliate companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. The Adviser does not currently, but may in the future, also serve as sub-investment adviser to and/or administrator of other investment companies. BNY Mellon Securities Corporation, a wholly-owned subsidiary of the parent company of the Adviser, The Bank of New York Mellon Corporation, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Adviser and of other investment companies for which the Adviser's affiliates act as an investment adviser, sub-investment adviser or administrator.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two calendar years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

John Rachek Chief Risk Officer

	BNY Mellon Asset Management Canada Ltd. <	Chief Risk Officer Vice President	3/24 – Present 3/24 – Present

Gareth Becker Chief Financial Officer
None

David DiPetrillo
Chief Executive Officer and Manager

	BNY Mellon Advisors, Inc. ++	Director	12/23 – Present

	BNY Mellon Asset Management Canada Ltd.<	Director	3/23 – Present

	BNY Mellon ETF Trust++	President	3/20 – Present

	BNY Mellon ETF Trust II++	President	6/24 – Present

	BNY Mellon Family of Funds++	President	1/21 – Present

	BNY Mellon Investment Adviser, Inc.++	Vice President Director	2/21 – Present 2/21 – Present

	BNY Mellon Investor Solutions, LLC*	Manager	1/20 – 1/24

	BNY Mellon Securities Corporation++	Director Executive Vice President	1/21 – Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President	1/20 – Present

	DTR Commodity Fund Ltd. ########	President Director	8/21 – Present 10/21 – 2/23

	GRR Commodity Fund Ltd. ########	President Director	8/21 – Present 10/21 – 2/23

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

Stephanie Pierce Manager
	BNY Mellon Advisors, Inc. ++	Director	12/23 – Present

	BNY Mellon Investor Solutions, LLC*	Director	12/23 – 1/24

	Mellon Investments Corporation*	Chief Executive Officer	3/20 – Present
		Director	2/21 – Present

	The Bank of New York Mellon Trust Company, National Association+	Managing Director	2/21 – Present

John Squillace Chief Compliance Officer
	BNY Mellon ETF Trust++	Chief Compliance Officer	5/24 – Present

	BNY Mellon ETF Trust II++	Chief Compliance Officer	6/24 – Present

	BNY Mellon Investment Adviser, Inc.++	Chief Compliance Officer	6/21 – Present

	BNY Mellon Securities Corporation++	Chief Compliance Officer	6/19 – Present

Sarah Kelleher Vice President
	BNY Mellon ETF Trust++	Vice President Secretary	3/20 – Present 3/20 – Present

	BNY Mellon ETF Trust II++	Vice President Secretary	3/20 – Present 3/20 – Present

	BNY Mellon Family of Funds++	Assistant Secretary	4/14 – 4/24
		Secretary	5/24 – Present
		Vice President	4/14 – Present

	DTR Commodity Funds Ltd.########	Secretary	5/18 – Present

	GRR Commodity Funds Ltd.########	Secretary	8/19 – Present

Colleen Cain Secretary
	B.N.Y. Holdings (Delaware) Corporation#	Secretary	3/24 – Present

	BNY Administrative Services LLC**	Secretary	7/23 – Present

	BNY Aurora Holding Corp**	Secretary	10/22 – Present

	BNY Capital Corporation**	Secretary	3/24 – Present

	BNY Capital Funding LLC**	Secretary	3/24 – Present

	BNY Capital Markets Holdings, Inc.**	Secretary	3/24 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	BNY Mellon Advisors, Inc. ++	Assistant Secretary	6/23 – 2/24

	BNY Mellon Investment Servicing (US) Inc.+	Secretary	11/23 – Present

	BNY Mellon Investment Servicing Trust Company#	Secretary	11/23 – Present

	BNY Mellon Performance & Risk Analytics, LLC +	Secretary	12/22 – Present

	BNY Mellon Securities Corporation++	Secretary	8/23 – Present

	BNY Mellon Trust of Delaware#	Secretary	2/23 – Present

	BNY Mellon US Services Holdings LLC++	Secretary	11/23 – Present

	BNY Real Estate Holdings LLC**	Secretary	4/23 – Present

	Eagle Access LLC±±±	Secretary	4/24 – Present

	Eagle Investment Systems LLC±±±±	Secretary	4/24 – Present

	MBC Investment Corporation#	Secretary	3/23 – Present

	Mellon Financial Services Corporation #1+	Secretary	12/23 – Present

	pControl North America Inc.^^	Secretary	7/23 – Present

	Pershing X, Inc.###	Secretary	11/23 – Present

	Technology Services Group, Inc.++	Secretary	2/23 – Present

	Tennessee Processing Center LLC++	Secretary	12/22 – Present

Yumi Frost Assistant Secretary	1784 Alternatives IP, LLC++	Assistant Secretary	8/24 – Present
	Alternative Holdings I, LLC**	Assistant Secretary	8/24 – Present

	Alternative Holdings II, LLC**	Assistant Secretary	8/24 – Present

	AP Residential Realty, Inc. †††††	Assistant Secretary	8/24 – Present

	Archer Holdco, LLC^^^^	Assistant Secretary	11/24 – Present

	Archer IMS, LLC^^^^	Assistant Secretary	11/24 – Present

	Asset Recovery XX, LLC**	Assistant Secretary	10/24 – Present

	BNY Mellon Capital Markets, LLC++	Assistant Secretary	9/24 – Present

	BNY Mellon Government Securities Services Corp. ++	Assistant Secretary	2/24 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	BNY Mellon IHC, LLC++	Assistant Secretary	4/24 – Present

	BNY Mellon Investment Adviser, Inc. ++	Assistant Secretary	8/24 – Present

	BNY Investment Management Services LLC#	Assistant Secretary	9/24 – Present

	BNY Mellon Securities Corporation++	Assistant Secretary	8/24 – Present

	BNY Mellon, National Association++	Assistant Secretary	4/24 – Present

	BNY Mellon Performance & Risk Analytics, Inc. ********	Assistant Secretary	9/24 – Present

	BNY Mellon Performance & Risk Analytics, LLC+	Assistant Secretary	11/24 – Present

	BNY Partnership Funding LLC++	Assistant Secretary	8/24 – Present

	BNY Salvage Inc. ++	Assistant Secretary	1/25 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Secretary	8/24 – 2/25

	ClearSky Subsidiary, LLC++	Assistant Secretary	11/24 – Present

	Mellon Residential Funding Corporation+	Assistant Secretary	8/24 – Present

	National Residential Assets Corp.++	Assistant Secretary	8/24 – Present

	Newton Investment Management North America, LLC^	Assistant Secretary	11/24 – Present

	TBC Securities Co., Inc.*	Assistant Secretary	12/24 – Present

	The Bank of New York Mellon Corporation++	Assistant Secretary	4/24 – Present

	xBK LLC^^	Assistant Secretary	10/24 – Present

	The Bank of New York Mellon Trust Company, National Association+	Assistant Secretary	10/24 – Present

Jennifer Jablon Assistant Secretary
	Agency Broker Holding LLC**	Secretary	7/20 – Present

	Alcentra NY, LLC++	Assistant Secretary	11/20 – 11/22

	Alcentra US, Inc.†	Assistant Secretary	12/20 – 11/22

	Alternative Holdings I, LLC**	Secretary	7/20 – Present

	Alternative Holdings II, LLC**	Secretary	7/20 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	AP Residential Realty, Inc.††	Secretary	11/22 – Present

	BNY Administrative Services LLC**	Assistant Secretary	6/20 – Present

	BNY Alcentra Group Holdings, Inc.†††	Assistant Secretary	11/20 – 11/22

	BNY Capital Resources Corporation#####	Secretary	3/22 – Present

	BNY Foreign Holdings, Inc.**	Assistant Secretary	11/22 – Present

	BNY International Financing Corporation++	Assistant Secretary	5/21 – Present

	BNY Mellon Advisors, Inc.++	Assistant Secretary	2/24 – Present

	BNY Mellon Capital Markets, LLC++	Secretary	9/20 – Present

	BNY Mellon Investment Adviser, Inc.++	Assistant Secretary	8/24 – Present

	BNY Mellon Performance & Risk Analytics, Inc.±±±±	Secretary Assistant Secretary	6/22 – Present 4/20 – 6/22

	BNY Mellon US Services Holdings LLC++	Assistant Secretary	11/23 – Present

	BNY-N.J. II Corp.**	Assistant Secretary	7/24 – 9/24

	BNY Partnership Funding LLC**	Secretary	3/22 – Present

	BNY Salvage Inc.**	Assistant Secretary	6/22 – Present

	CenterSquare Investment Management Holdings, Inc.+++	Secretary	7/20 – 2/25

	ECM DE, LLC**	Assistant Secretary	9/22 – Present

	iNautix (USA) LLC###	Secretary	3/21 – Present

	Insight North America LLC++	Secretary	5/20 – Present

	Madison Pershing LLC###	Assistant Secretary	8/22 – Present

	MBC Investments Corporation#	Assistant Secretary	5/22 – Present

	Mellon Canada Holding Company<<<<	Assistant Secretary	4/23 – Present

	Mellon Funding Corporation+	Secretary	7/20 – 9/21

	Mellon Global Investing Corp.+	Secretary	7/20 – Present

	Mellon Hedge Advisors, LLC*	Secretary	6/20 – Present

	Mellon Holdings LLC++	Assistant Secretary	7/23 – Present

	Mellon Investments Corporation*	Assistant Secretary	8/20 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	Mellon Leasing Corporation+	Assistant Secretary	7/22 – Present

	Mellon Overseas Investment Corporation**	Assistant Secretary	1/21 – 6/21
		Secretary	6/21 – Present

	Mellon Residential Funding Corporation+	Secretary	8/20 – Present

	National Residential Assets Corp.**	Secretary	7/20 – Present

	Newton Investment Management North America, LLC^	Assistant Secretary	1/21 – Present

	Newton Management North America LLC^	Secretary	7/20 – 1/22

	Ozone Acquisition Sub, Inc.###	Assistant Secretary	11/21 – 12/21

	PAS Holdings LLC**	Assistant Secretary	8/22 – Present

	pControl North America Inc.^^	Assistant Secretary	7/24 – Present

	Pershing Advisor Solutions LLC###	Assistant Secretary	3/20 – Present

	Pershing Group LLC###	Assistant Secretary	6/20 – Present

	Pershing Investments LLC**	Assistant Secretary	8/22 – Present

	Pershing LLC###	Assistant Secretary	3/20 – Present

	Pershing X Direct Indexing, Inc.#######	Assistant Secretary	12/21 – 8/22

	TBC Securities Co., Inc.*	Clerk	12/20 – Present

	Tennessee Processing Center LLC++	Secretary	3/22 – 12/22

	The Bank of New York Mellon Trust Company, National Association+	Secretary	4/20 – Present

	xBK LLC^^	Assistant Secretary	1/21 – Present

Cristina M. Rice Assistant Secretary
	1784 Alternatives IP, LLC++	Secretary	6/24 – Present

	1784 Alternatives Management, LLC++	Secretary	8/24 – Present

	Agency Brokerage Holding LLC**	Assistant Secretary	1/10 – 9/23

	Alcentra NY, LLC++	Assistant Secretary	5/08 – 11/22

	Alcentra US, Inc.†	Assistant Secretary	5/08 – 11/22

	Alternative Holdings I, LLC**	Assistant Secretary	8/24 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	Alternative Holdings II, LLC**	Assistant Secretary	8/24 – Present

	AP Residential Realty, Inc.††	Assistant Secretary	8/16 – Present

	Asset Recovery IV, LLC**	Assistant Secretary	9/11 – 4/23

	Asset Recovery V, LLC**	Assistant Secretary	9/11 – 4/23

	Asset Recovery XIX, LLC**	Assistant Secretary	7/12 – 4/23

	Asset Recovery XX, LLC**	Assistant Secretary	7/12 – Present

	Asset Recovery XXII, LLC**	Assistant Secretary	7/12 – 4/23

	B.N.Y. Holdings (Delaware) Corporation#	Assistant Secretary	9/08 – Present

	BNY Administrative Services LLC**	Assistant Secretary	12/08 – Present

	BNY Alcentra Group Holdings, Inc.††††	Assistant Secretary	5/08 – 11/22

	BNY Aurora Holding Corp.**	Assistant Secretary	5/08 – Present

	BNY Capital Corporation**	Assistant Secretary	9/08 – Present

	BNY Capital Funding LLC**	Assistant Secretary Secretary Assistant Secretary	7/08 – 4/21 4/21 – 3/23 3/23 – Present

	BNY Capital Markets Holdings, Inc.**	Assistant Secretary	9/08 – Present

	BNY Capital Resources Corporation#####	Assistant Secretary	7/08 – Present

	BNY Foreign Holdings, Inc.**	Assistant Secretary	8/08 – Present

	BNY International Financing Corporation++	Secretary	5/19 – Present

	BNY Investment Management Services LLC#	Assistant Secretary	7/09 – Present

	BNY Lease Equities (Cap Funding) LLC######	Assistant Secretary	7/08 – Present

	BNY Mellon Advisors, Inc.++	Assistant Secretary Secretary	1/08 – 3/22 2/21 – Present

	BNY Mellon Asset Management Canada Ltd.<	Assistant Secretary	11/20 – Present

	BNY Mellon Asset Management Operations LLC^^	Assistant Secretary	1/15 – 12/22

	BNY Mellon Capital Markets, LLC++	Assistant Secretary	6/08 – Present

	BNY Mellon Clearing Holding Company, LLC**	Assistant Secretary	7/10 – 3/22

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	BNY Mellon Insurance Agency, Inc.++	Assistant Secretary	4/24 – Present

	BNY Mellon Investment Adviser, Inc.++	Assistant Secretary	4/24 – Present

	BNY Mellon Investment Management Holdings LLC#	Assistant Secretary	9/20 – Present

	BNY Mellon Investment Servicing (US) Inc.+	Assistant Secretary	7/10 – Present

	BNY Mellon Investment Servicing Trust Company#	Assistant Secretary	7/10 – Present

	BNY Mellon Investor Solutions, LLC*	Assistant Secretary	6/15 – 1/24

	BNY Mellon Performance & Risk Analytics, Inc.±±±±	Assistant Secretary	1/09 – 8/21 11/21 – Present

	BNY Mellon Performance & Risk Analytics, LLC+	Assistant Secretary	2/09 – Present

	BNY Mellon Securities Corporation++	Assistant Secretary	2/11 – Present

	BNY Mellon Trust Company of Illinois***	Assistant Secretary	3/08 – Present

	BNY Mellon Trust of Delaware#	Secretary Assistant Secretary	5/19 – 2/23 2/23 – Present

	BNY Mellon US Services Holdings LLC++	Assistant Secretary	6/10 – Present

	BNY Mellon Wealth Management, Advisory Services, Inc.++++	Secretary	3/19 – 2/21

	BNY Mezzanine Holdings LLC****	Assistant Secretary	5/09 – 4/22

	BNY Partnership Funding LLC**	Assistant Secretary	8/24 – Present

	BNY Real Estate Holdings LLC**	Assistant Secretary Secretary	4/23 – Present 12/20 – 4/23

	BNY Salvage Inc.**	Assistant Secretary	4/09 – Present

	BNY Trust Company of Canada<	Assistant Secretary	4/20 – Present

	BNYM RECAP Holdings, LLC**	Secretary	11/20 – 6/21

	BNY-N.J. II Corp.**	Assistant Secretary	6/08 – Present

	CenterSquare Investment Management Holdings, Inc.+++	Assistant Secretary	11/08 – 2/25

	Colson Services Corp.±	Assistant Secretary	5/08 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	EACM Advisors LLC±±	Assistant Secretary	2/09 – 5/21

	Eagle Access LLC±±±	Assistant Secretary	1/13 – Present

	Eagle Investment Systems LLC±±±±	Assistant Secretary	1/13 – Present

	ECM DE, LLC**	Assistant Secretary	3/10 – Present

	Hamilton Insurance Corp. (The)++	Assistant Secretary	6/10 – Present

	HedgeMark International, LLC##	Assistant Secretary	5/14 – 9/21
		Secretary	9/21 – 8/22

	iNautix (USA) LLC###	Assistant Secretary	5/08 – 3/21

	Insight North America LLC++	Assistant Secretary	11/08 – 2/23

	Madison Pershing LLC###	Assistant Secretary	7/08 – Present

	MBC Investments Corporation#	Secretary Assistant Secretary	11/13 – 3/23 3/23 – Present

	Mellon Canada Holding Company<<<<	Secretary	1/14 – Present

	Mellon Financial Services Corporation #1+	Assistant Secretary	11/20 – Present

	Mellon Funding Corporation+	Assistant Secretary	10/08 – 9/21

	Mellon Global Investing Corp.+	Assistant Secretary	5/08 – Present

	Mellon Hedge Advisors, LLC*	Assistant Secretary	11/15 – Present

	Mellon Holdings LLC++	Secretary	2/15 – Present

	Mellon Investments Corporation*	Assistant Secretary Secretary	8/08 – 2/23 2/23 – Present

	Mellon Leasing Corporation+	Assistant Secretary	6/16 – Present

	Mellon Overseas Investment Corporation**	Assistant Secretary	6/16 – Present

	Mellon Residential Funding Corporation+	Assistant Secretary	3/10 – Present

	MUNB Loan Holdings, LLC**	Assistant Secretary	10/10 – Present

	National Residential Assets Corp.**	Assistant Secretary	1/09 – Present

	Newton Investment Management North America, LLC^	Assistant Secretary	1/21 – Present

	Newton Management North America LLC^	Assistant Secretary	10/10 – 1/22

	PAS Holdings LLC**	Assistant Secretary	9/08 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	pControl North America Inc.^^	Assistant Secretary	10/21 – Present

	Pershing Advisor Solutions LLC###	Assistant Secretary	5/08 – Present

	Pershing Group LLC###	Assistant Secretary	7/08 – Present

	Pershing Investments LLC**	Assistant Secretary	7/08 – Present

	Pershing LLC###	Assistant Secretary	5/08 – Present

	Pershing Securities Canada Limited###	Assistant Secretary	6/23 – Present

	Pershing X, Inc.###	Assistant Secretary	7/10 – Present

	PFS Holdings, LLC**	Assistant Secretary	1/11 – Present

	Sumday Administration LLC++	Assistant Secretary	11/16 – 2/22

	TBC Securities Co., Inc*	Assistant Clerk	7/09 – Present

	Technology Services Group, Inc.++	Assistant Secretary	4/08 – Present

	Tennessee Processing Center LLC++	Assistant Secretary	5/08 – Present

	The Bank of New York Mellon Trust Company, National Association+	Assistant Secretary	10/23 – Present

	Trinity Residual Limited<<	Assistant Secretary	9/13 – Present

	xBK LLC^^	Assistant Secretary	11/17 – 12/22
		Secretary	12/22 – Present

Vivian Herrera Assistant Treasurer - Tax
	1784 Alternatives IP, LLC++	Assistant Treasurer – Tax	6/24 – Present

	1784 Alternatives Management, LLC++	Assistant Treasurer – Tax	8/24 – Present

	Agency Brokerage Holding LLC**	Vice President – Tax	5/21 – 9/23

	Alcentra NY, LLC++	Assistant Treasurer -Tax	5/21 – 11/22

	Alcentra US, Inc.†	Assistant Treasurer -Tax	5/21 – 11/22

	Alternative Holdings I, LLC**	Assistant Treasurer -Tax	5/21 – Present

	Alternative Holdings II, LLC**	Assistant Treasurer -Tax	5/21 – Present

	AP Residential Realty, Inc.††	Assistant Treasurer -Tax	5/21 – Present

	Asset Recovery IV, LLC**	Assistant Treasurer	5/21 – 4/23

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	Asset Recovery V, LLC**	Assistant Treasurer	5/21 – 4/23

	Asset Recovery XIX, LLC**	Assistant Treasurer	5/21 – 4/23

	Asset Recovery XX, LLC**	Assistant Treasurer	5/21 – Present

	Asset Recovery XXII, LLC**	Assistant Treasurer	5/21 – 4/23

	B.N.Y. Holdings (Delaware) Corporation#	Assistant Vice President – Tax	7/21 – Present

	BNY Administrative Services LLC**	Assistant Treasurer –Tax	5/21 – Present

	BNY Alcentra Group Holdings, Inc.†††	Assistant Treasurer –Tax	5/21 – 11/22

	BNY Aurora Holding Corp.**	Vice President	5/21 – Present

	BNY Capital Corporation**	Vice President – Tax	7/21 – Present

	BNY Capital Funding LLC**	Assistant Treasurer – Tax Manager	4/21 – 3/24 3/22 – Present
		Manager	3/20 – 3/22

	BNY Capital Markets Holdings, Inc.**	Vice President – Tax Assistant Treasurer – Tax	7/21 – 3/22 3/22 – Present

	BNY Capital Resources Corporation#####	Assistant Treasurer –Tax	5/21 – Present

	BNY Foreign Holdings, Inc.**	Vice President – Tax	1/22 – 8/23
		Assistant Treasurer – Tax	8/23 – Present

	BNY International Financing Corporation++	Vice President	1/25 – Present

	BNY Investment Management Services LLC#	Assistant Treasurer –Tax	5/21 – Present

	BNY Lease Equities (Cap Funding) LLC######	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Advisors, Inc.++	Assistant Treasurer – Tax	5/21 – Present

	BNY Mellon Asset Management Operations LLC^^	Assistant Treasurer	5/21 – 12/22

	BNY Mellon Capital Markets, LLC++	Assistant Treasurer –Tax	5/21 – Present

	BNY Foreign Holdings, Inc.	Assistant Treasurer – Tax	8/23 – Present

	BNY Mellon Government Securities Services Corp.++	Vice President –Tax	5/21 – Present

	BNY Mellon Insurance Agency, Inc.++	Vice President – Tax	5/21 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	BNY Mellon Investment Adviser, Inc.++	Vice President – Tax	5/21 – Present

	BNY Mellon Investment Management Holdings LLC#	Assistant Vice President –Tax	5/21 – Present

	BNY Mellon Investment Servicing (US) Inc.+	Assistant Treasurer – Tax	8/21 – Present

	BNY Mellon Investment Servicing Trust Company#	Assistant Treasurer – Tax	8/21 – Present

	BNY Mellon Investor Solutions, LLC*	Assistant Treasurer – Tax	7/21 – 1/24

	BNY Mellon, National Association++	Vice President – Tax	10/23 – Present

	BNY Mellon Performance & Risk Analytics, LLC+	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Securities Corporation++	Vice President - Tax	5/21 – Present

	BNY Mellon Trust Company of Illinois***	Assistant Treasurer – Tax	5/21 – Present

	BNY Mellon Trust of Delaware#	Assistant Treasurer	5/21 – Present

	BNY Mellon US Services Holdings LLC++	Assistant Treasurer - Tax	6/21 – Present

	BNY Mellon, National Association++	Vice President – Tax	10/23 – Present

	BNY Mezzanine Holdings LLC****	Assistant Treasurer – Tax	5/21 – 4/22

	BNY Partnership Funding LLC**	Assistant Treasurer –Tax	5/21 – Present

	BNY Real Estate Holdings LLC**	Assistant Treasurer – Tax	4/21 – Present

	BNY Salvage Inc.**	Assistant Treasurer –Tax	5/21 – Present

	BNYM RECAP Holdings, LLC**	Assistant Treasurer – Tax	5/21 – 6/21

	BNY-N.J. II Corp.**	Assistant Treasurer – Tax	8/21 – 9/24

	CenterSquare Investment Management Holdings, Inc.+++	Assistant Treasurer –Tax	5/21 – 2/25

	Colson Services Corp.±	Assistant Treasurer –Tax	6/21 – Present

	Eagle Access LLC±±±	Assistant Treasurer –Tax	6/21 – Present

	Eagle Investment Systems LLC±±±±	Assistant Treasurer –Tax	6/21 – Present

	ECM DE, LLC**	Assistant Treasurer –Tax	5/21 – Present

	HedgeMark International, LLC##	Assistant Treasurer – Tax	5/21 – 8/22

	iNautix (USA) LLC###	Assistant Treasurer – Tax	5/21 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	Insight North America LLC++	Assistant Treasurer - Tax	5/21 – Present

	Madison Pershing LLC###	Assistant Treasurer – Tax	8/21 – Present

	MBC Investment Corporation#	Assistant Treasurer –Tax	5/21 – Present

	Mellon Financial Services Corporation #1+	Assistant Treasurer –Tax	5/21 – Present

	Mellon Funding Corporation+	Assistant Treasurer –Tax	5/21 – 9/21

	Mellon Global Investing Corp.+	Assistant Treasurer –Tax	5/21 – Present

	Mellon Hedge Advisors, LLC*	Assistant Treasurer	5/21 – Present

	Mellon Holdings LLC++	Assistant Treasurer – Tax	5/21 – Present

	Mellon Investments Corporation*	Vice President – Tax	10/21 – Present

	Mellon Leasing Corporation+	Assistant Treasurer –Tax	5/21 – Present

	Mellon Overseas Investment Corporation**	Assistant Treasurer –Tax	5/21 – Present

	Mellon Residential Funding Corporation+	Assistant Treasurer - Tax	5/21 – Present

	MUNB Loan Holdings, LLC**	Assistant Treasurer	5/21 – Present

	National Residential Assets Corp.**	Assistant Treasurer –Tax	5/21 – Present

	Newton Investment Management North America, LLC^	Assistant Treasurer-Tax	5/21 – Present

	Newton Management North America LLC^	Assistant Treasurer – Tax	5/21 – 1/22

	PAS Holdings LLC**	Assistant Treasurer – Tax	8/21 – Present

	pControl North American Inc. ^^	Assistant Treasurer – Tax	10/31 – Present

	Pershing Advisor Solutions LLC###	Assistant Treasurer –Tax	5/21 – Present

	Pershing Group LLC###	Assistant Treasurer –Tax	5/21 – Present

	Pershing Investments LLC**	Assistant Treasurer – Tax	8/21 – Present

	Pershing LLC###	Assistant Treasurer –Tax	5/21 – Present

	Pershing X Direct Indexing, Inc.#######	Assistant Treasurer	12/21 – 8/22

	Pershing X, Inc.###	Assistant Treasurer – Tax	7/21 – Present

	Sumday Administration LLC++	Assistant Treasurer – Tax	5/21 – 2/22

	TBC Securities Co., Inc.*	Assistant Treasurer –Tax	5/21 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	Technology Services Group, Inc.++	Assistant Treasurer – Tax Agent	12/21 – Present 12/21 – Present

	Tennessee Processing Center LLC++	Assistant Treasurer	3/22 – Present
		Agent	3/22 – Present

	The Bank of New York Mellon Trust Company, National Association+	Assistant Treasurer	5/21 – Present

	xBK LLC^^	Assistant Treasurer –Tax	5/21 – Present

Dennis Rimkunas Assistant Treasurer – Tax
	1784 Alternatives IP, LLC++	Assistant Treasurer – Tax	6/24 – Present

	1784 Alternatives Management, LLC++	Assistant Treasurer – Tax	8/24 – Present

	Agency Broker Holding LLC**	Vice President – Tax	8/22 – 9/23

	Alcentra NY, LLC++	Assistant Treasurer – Tax	7/22 – 11/22

	Alcentra US, Inc.†	Assistant Treasurer – Tax	7/22 – 11/22

	Alternative Holdings I, LLC**	Assistant Treasurer – Tax	9/22 – Present

	Alternative Holdings II, LLC**	Assistant Treasurer – Tax	9/22 – Present

	AP Residential Realty, Inc.††	Assistant Treasurer – Tax	11/22 – Present

	Asset Recovery IV, LLC**	Assistant Treasurer	6/22 – 4/23

	Asset Recovery V, LLC**	Assistant Treasurer	6/22 – 4/23

	Asset Recovery XIX, LLC**	Assistant Treasurer	6/22 – 4/23

	Asset Recovery XX, LLC**	Assistant Treasurer	6/22 – Present

	Asset Recovery XXII, LLC**	Assistant Treasurer	6/22 – 4/23

	B.N.Y. Holdings (Delaware) Corporation#	Assistant Vice President – Tax	3/23 – Present

	BNY Administrative Services LLC**	Assistant Treasurer – Tax	6/22 – Present

	BNY Aurora Holding Corp**	Vice President	10/22 – Present

	BNY Capital Funding LLC**	Assistant Treasurer – Tax	3/22 – Present

	BNY Capital Resources Corporation#####	Assistant Treasurer – Tax	3/22 – Present

	BNY Foreign Holdings, Inc.**	Assistant Treasurer – Tax	8/23 – Present

	BNY Investment Management Services LLC#	Assistant Treasurer – Tax	3/22 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	BNY Lease Equities (Cap Funding) LLC######	Assistant Treasurer – Tax	4/22 – Present

	BNY Mellon Capital Markets, LLC++	Assistant Treasurer – Tax	9/22 – Present

	BNY Mellon IHC, LLC++	Assistant Treasurer – Tax	4/22 – Present

	BNY International Financing Corporation++	Vice President	1/25 – Present

	BNY Mellon Investment Management Holdings LLC#	Assistant Vice President – Tax	6/22 – Present

	BNY Mellon Investment Servicing Trust Company	Assitant Treasurer – Tax	6/24 – Present

	BNY Mellon Investment Servicing (US) Inc.	Assitant Treasurer – Tax	2/24 – Present

	BNY Mellon Performance & Risk Analytics, LLC+	Assistant Treasurer – Tax	12/22 – Present

	BNY Mellon Securities Corporation++	Vice President – Tax	7/22 – Present

	BNY Mellon Trust Company of Illinois***	Assistant Treasurer – Tax	3/22 – Present

	BNY Mellon US Services Holdings LLC++	Assistant Treasurer – Tax	11/23 – Present

	BNY Mellon, National Association++	Vice President – Tax	10/23 – Present

	BNY Partnership Funding LLC**	Assistant Treasurer – Tax	3/22 – Present

	BNY Real Estate Holdings LLC**	Assistant Treasurer – Tax	5/22 – Present

	BNY Salvage Inc.**	Assistant Treasurer – Tax	6/22 – Present

	BNY-N.J. II Corp.**	Assistant Treasurer	8/23 – 9/24

	CenterSquare Investment Management Holdings, Inc.+++	Assistant Treasurer – Tax	12/22 – 2/25

	Colson Services Corp.±	Assistant Treasurer – Tax	11/23 – Present

	Eagle Access LLC±±±	Assistant Treasurer – Tax	3/22 – Present

	Eagle Investment Systems LLC±±±±	Assistant Treasurer – Tax	4/22 – Present

	ECM DE, LLC**	Assistant Treasurer – Tax	8/23 – Present

	iNautix (USA) LLC###	Assistant Treasurer – Tax	12/22 – Present

	Insight North America LLC++	Assistant Treasurer – Tax	4/22 – Present

	Madison Pershing LLC###	Assistant Treasurer – Tax	8/24 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	MBC Investments Corporation#	Assistant Treasurer – Tax	5/22 – Present

	Mellon Global Investing Corp.+	Assistant Treasurer – Tax	12/22 – Present

	Mellon Hedge Advisors, LLC*	Assistant Treasurer	12/22 – Present

	Mellon Holdings LLC++	Assistant Treasurer – Tax	7/22 – Present

	Mellon Investments Corporation*	Vice President – Tax	2/23 – Present

	Mellon Overseas Investment Corporation**	Assistant Treasurer – Tax	5/22 – Present

	Mellon Residential Funding Corporation+	Assistant Treasurer – Tax	11/22 – Present

	MUNB Loan Holdings, LLC**	Assistant Treasurer	7/23 – Present

	National Residential Assets Corp.**	Assistant Treasurer – Tax	9/22 – Present

	Newton Investment Management North America, LLC^	Assistant Treasurer – Tax	4/22 – Present

	pControl North America Inc.^^	Assistant Treasurer – Tax	7/22 – Present

	Pershing Advisor Solutions LLC###	Assistant Treasurer – Tax	6/22 – Present

	Pershing Group LLC###	Assistant Treasurer – Tax	7/22 – Present

	Pershing LLC###	Assistant Treasurer – Tax	7/22 – Present

	Pershing X, Inc.###	Assistant Treasurer – Tax	4/22 – Present

	TBC Securities Co., Inc.*	Assistant Treasurer – Tax	12/22 – Present

	Technology Services Group, Inc.++	Assistant Treasurer – Tax	2/23 – Present

	Tennessee Processing Center LLC++	Vice President – Tax	3/22 – Present

	The Bank of New York Mellon Trust Company, National Association+	Assistant Treasurer	12/22 – Present

	xBK LLC^^	Assistant Treasurer – Tax	12/22 – Present
James Windels Vice President
	BNY Mellon ETF Trust++	Treasurer	3/20 – Present

	BNY Mellon ETF Trust II++	Treasurer	6/24 – Present

	BNY Mellon Family of Funds++	Treasurer	11/01 - Present

	BNY Mellon Investment Adviser, Inc.++	Vice President Director	01/06 – Present 2/23 – Present

	BNY Mellon Securities Corporation++	Vice President	1/06 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	DTR Commodity Fund Ltd.########	Treasurer	7/16 – Present

	GRR Commodity Fund Ltd.########	Treasurer	8/19 – Present

Natalya Zelensky Vice President
	BNY Mellon Advisors, Inc. ++	Chief Compliance Officer	5/24 – Present

	BNY Mellon Transfer, Inc.++	Vice President and Secretary	5/17 – Present

Tina Rizzo Vice President – AML/Privacy
	BNY Mellon Securities Corporation++	Senior Vice President	4/21 – Present
		Privacy Officer	6/18 – Present

	BNY Mellon Transfer, Inc.++	Vice President and Secretary	5/17 – Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President	3/21 – Present

Mary Fegan Vice President – Risk	None

Robert Salviolo Vice President – Operations
	BNY Mellon ETF Trust++	Assistant Treasurer	2/20 – Present

	BNY Mellon ETF Trust II++	Assistant Treasurer	6/24 – Present

	BNY Mellon Family of Funds++	Assistant Treasurer	1/07 - Present

	DTR Commodity Fund Ltd.########	Assistant Treasurer	7/16 – Present

	GRR Commodity Fund Ltd.########	Assistant Treasurer	8/19 – Present

*	The address of the business so indicated is One Boston Place, Boston, MA, 02108.
**	The address of the business so indicated is One Wall Street, New York, NY 10286.
***	The address of the business so indicated is 2 North LaSalle Street, Suite 1020, Chicago, IL, 60602
****	The address of the business so indicated is 445 Park Avenue, 12th Floor, New York, NY, 10022.
^	The address of the business so indicated is BNY Mellon Centre 160 Queen Victoria Street, London EC4V 4LA.
^^	The address of the business so indicated is 201 Washington Street, Boston, Massachusetts 02108.
^^^	The address of the business so indicated is Marunouchi Trust Tower Main, 1-8-3 Marunouchi, Chiyoda-Ku, Tokyo 100-0005.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, PA 15258.
++	The address of the business so indicated is 240 Greenwich Street, New York, NY 10286
+++	The address of the business so indicated is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA, 19462.
++++	The address of the business so indicated is 200 Wellington Street, West, Suite 300, Toronto, Ontario, M5V 2G7.

+++++	The address of the business so indicated is Jin Mao Tower, No. 88 Century Avenue, Shanghai, China 2000120
†	The address of the business so indicated is 10877 Wilshire Blvd, #1550, Los Angeles, CA, 90024.
††	The address of the business so indicated is 1735 Market Street, Philadelphia, PA, 19103.
†††	The address of the business so indicated is 10 Gresham Street, London, EC2V 7JD.
††††	The address of the business so indicated is 1009 Lenox Drive, Bldg. 4, Suite 204, Lawrenceville, PA 16929
±	The address of the business so indicated is 4 New York Plaza, New York, NY, 10004.
±±	The address of the business so indicated is One Wells Avenue, Newton, MA, 02459.
±±±	The address of the business so indicated is 65 LaSalle Road, Suite 305, West Hartford, CT, 06107.
±±±±	The address of the business so indicated is 1313 Broadway Plaza, Tacoma, WA, 98402.
#	The address of the business so indicated is 301 Bellevue Parkway, Wilmington, DE, 19809.
##	The address of the business so indicated is 780, Third Avenue, 44th Floor, New York, NY, 10017.
###	The address of the business so indicated is One Pershing Plaza, Jersey City, NJ, 07399.
####	The address of the business so indicated is 760 Moore Road, King of Prussia, PA, 19406-1212.
#####	The address of the business so indicated is 8400 E. Prentice Ave, Greenwood Village, CO, 80111.
######	The address of the business so indicated is 1290 Avenue of the Americas, New York, NY, 10104.
#######	The address of the business so indicated is 1900 American Blvd., Pennington, NJ 08534

########	The address of the business so indicated is P.O. Box 309, Ugland House, George Town, Cayman Islands, KY1-1104

Mellon Investments Corporation serves as sub-adviser to certain series of the Trust. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of Mellon Investments Corporation, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Mellon Investments Corporation, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Mellon Investments Corporation (SEC File No. 801-19785).

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of Newton Investment Management Limited, a sub-investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Newton Investment Management Limited or that firm's officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Newton Investment Management Limited (SEC File No. 801-42114).

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of Insight North America LLC, a sub-investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Insight North America LLC or that firm's officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Insight North America LLC (SEC File No. 801-69964).

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of Walter Scott & Partners Limited, a sub-investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Walter Scott & Partners Limited or that firm's officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Walter Scott & Partners Limited (SEC File No. 801-19420).

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of Newton Investment Management North America, LLC, the sub-investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Newton Investment Management North America LLC, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Newton Investment Management North America LLC(SEC File No. 801-120501).

Item 32.           Principal Underwriters

BNY Mellon Securities Corporation serves as principal underwriter for each series of the Registrant.

(a) Other investment companies for which BNY Mellon Securities Corporation acts as principal underwriter or exclusive distributor:

1.	BNY Mellon Absolute Insight Funds, Inc.
2.	BNY Mellon Advantage Funds, Inc.
3.	BNY Mellon Appreciation Fund, Inc.
4.	BNY Mellon California AMT-Free Municipal Bond Fund, Inc.
5.	BNY Mellon ETF Trust II
6.	BNY Mellon Funds Trust
7.	BNY Mellon Index Funds, Inc.
8.	BNY Mellon Intermediate Municipal Bond Fund, Inc.
9.	BNY Mellon Investment Funds I
10.	BNY Mellon Investment Funds II, Inc.
11.	BNY Mellon Investment Funds III
12.	BNY Mellon Investment Funds IV, Inc.
13.	BNY Mellon Investment Funds V, Inc.
14.	BNY Mellon Investment Funds VI, Inc.
15.	BNY Mellon Investment Funds VII, Inc.
16.	BNY Mellon Investment Portfolios
17.	BNY Mellon Large Cap Securities Fund, Inc.
18.	BNY Mellon Midcap Index Fund, Inc.
19.	BNY Mellon Municipal Funds, Inc.
20.	BNY Mellon New Jersey Municipal Bond Fund, Inc.
21.	BNY Mellon New York AMT-Free Municipal Bond Fund
22.	BNY Mellon Opportunistic Municipal Securities Fund
23.	BNY Mellon Opportunity Funds
24.	BNY Mellon Research Growth Fund, Inc.
25.	BNY Mellon Short Term Municipal Bond Fund

26.	BNY Mellon Stock Funds
27.	BNY Mellon Stock Index Fund, Inc.
28.	BNY Mellon Strategic Funds, Inc.
29.	BNY Mellon Sustainable U.S. Equity Fund, Inc.
30.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
31.	BNY Mellon U.S. Mortgage Fund, Inc.
32.	BNY Mellon Variable Investment Fund
33.	BNY Mellon Worldwide Growth Fund, Inc.
34.	CitizensSelect Funds
35.	Dreyfus Cash Management
36.	Dreyfus Government Cash Management Funds
37.	Dreyfus Institutional Liquidity Funds
38.	Dreyfus Institutional Preferred Money Market Funds
39.	Dreyfus Institutional Reserves Funds
40.	Dreyfus Tax Exempt Cash Management Funds
41.	Dreyfus Treasury Obligations Cash Management
42.	Dreyfus Treasury Securities Cash Management
43.	General Money Market Fund, Inc.
44.	General Municipal Money Market Funds, Inc.
45.	General New York Municipal Money Market Fund

 (b)                    The following information is furnished with respect to the directors and officers of BNY Mellon Securities Corporation.  BNY Mellon Securities Corporation's principal business address is 240 Greenwich Street, New York, New York 10286.

Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Kenneth Bradle**	Director and President	None
David DiPetrillo****	Director and Executive Vice President	President
Catherine Keating*	Executive Vice President	None
Peter Arcabascio++	Executive Vice President	None
Christopher D. O'Connor****	Executive Vice President	None
Irene Papadoulis**	Executive Vice President and Director	None
Matthew Perrone****	Executive Vice President	None
Gregory Pasquale ***	Chief Financial Officer and Treasurer	None
Beth Lehman++	Chief Legal Officer	None
John Squillace****	Chief Compliance Officer (Investment Advisory Business)	None

Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Robert Saccone**	Chief Compliance Officer (Broker-Dealer Business)	None
Joseph Pigott*	Chief Risk Officer	None
Jack O'Savage***	Chief Technology Officer	None
Timothy I. Barrett**	Senior Vice President	None
Christopher A. Stallone**	Senior Vice President	None
John Cimino****	Senior Vice President	None
Christine Algozzini*	Senior Vice President	None
Kevin Brown+++	Senior Vice President	None
Jonathan Snyder**	Senior Vice President	None
Christopher Donoghue**	Vice President	None
Tina Rizzo**	Vice President and Privacy Officer	None
James Windels****	Vice President	Treasurer
Fayfay Wen****	Vice President	None
Susan O'Donovan***	Vice President	None
Ryan Care****	Vice President	None
Caridad M. Carosella**	Vice President – Compliance/Anti-Money Laundering Officer	Anti-Money Laundering Officer
Philip O'Dwyer****	Vice President – Real Estate	None
Elizabeth Schuette****	Vice President – Real Estate	None
Marianne Thomas+	Vice President	None
Charles Doumar****	Vice President – Tax	None
Vivian Herrea***	Vice President – Tax	None
Dennis Rimkunas****	Vice President – Tax	None
Colleen Cain†	Secretary	None
Yumi Frost****	Assistant Secretary	None
Susan Maroni†	Assistant Secretary	None
Cristina Rice†	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is BNY Mellon Center, 500 Grant Street, Pittsburgh, PA 15258.
****	Principal business address is 240 Greenwich Street, New York, NY 10286.
†	Principal business address is 500 Ross Street, Pittsburgh, PA 15262-0001
+	Principal business address is 19 Vreeland Road Florham Park, NJ 07932
++	Principal business address is 1 Boston Place, Boston, MA 02108-4407
+++	Principal business address is Atlanta, GA, 30334

Item 33.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

1. The Bank of New York Mellon
240 Greenwich Street
New York, New York 10286

2. BNY Mellon Investment Servicing (US), Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

3. BNY Mellon ETF Investment Adviser, LLC
201 Washington Street
 Boston, Massachusetts 02108

Item 34.           Management Services

 Not Applicable.

Item 35.           Undertakings

 Not Applicable.

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th of February 2025.

BNY Mellon ETF Trust

BY:	/s/ Lisa M. King
Lisa M. King, Vice President

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ David DiPetrillo*	President (Principal Executive Officer)	2/27/2025

David DiPetrillo

/s/ James Windels*	Treasurer (Principal Financial	2/27/2025

James Windels	and Accounting Officer)

/s/ J. Charles Cardona*	Chairman of the Board	2/27/2025

J. Charles Cardona

/s/ Kristen M. Dickey*	Board Member	2/27/2025

Kristen M. Dickey

/s/ F. Jack Liebau, Jr.*	Board Member	2/27/2025

F. Jack Liebau, Jr

/s/ Jill I. Mavro*	Board Member	2/27/2025

Jill I. Mavro

/s/ Kevin W. Quinn*	Board Member	2/27/2025

Kevin W. Quinn

/s/ Stacy L. Schaus*	Board Member	2/27/2025

Stacy L. Schaus

*BY:  /s/ Lisa M. King
 Lisa M. King
 Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits

(d)(2) Revised Schedule to the Management Agreement.

(d)(4) Revised Schedule to the Mellon Sub-Advisory Agreement.

(d)(6) Revised Schedule to the Walter Scott Sub-Advisory Agreement.

(d)(8) Revised Schedule to the Insight Sub-Advisory Agreement.

(d)(10) Revised Schedule to the NIMNA Sub-Advisory Agreement.

(d)(12) Revised Schedule to Sub-Sub-Investment Advisory Agreement.

(d)(15) Expense Limitation Agreement (relating to BNY Mellon Concentrated International ETF) between the Registrant and BNY Mellon ETF Investment Adviser, LLC, dated July 31, 2024.

(d)(16) Expense Limitation Agreement (relating to BNY Mellon Global Infrastructure Income ETF) between the Registrant and BNY Mellon ETF Investment Adviser, LLC, dated February 25, 2025.

(j) Consent of independent registered public accounts, Ernst & Young LLP.

EX-101.INS XBRL Instance Document - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
EX-101.SCH XBRL Taxonomy Extension Schema Document.
EX-101.DEF XBRL Taxonomy Extension Definition Linkbase Document.
EX-101.LAB XBRL Taxonomy Extension Labels Linkbase Document.
EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase Document.